                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4
          PERFORMANCE OF A $10,000 INVESTMENT       6

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       7
                TWELVE-MONTH DIVIDEND HISTORY       7
                              TOP FIVE STATES       8
                             TOP FIVE SECTORS       8
             Q&A WITH YOUR PORTFOLIO MANAGERS       9
                            GLOSSARY OF TERMS      13

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      14
                         FINANCIAL STATEMENTS      32
                NOTES TO FINANCIAL STATEMENTS      38
               REPORT OF INDEPENDENT AUDITORS      45

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      46
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      47

With four generations of investment management experience, we understand market declines--and that opportunities may arise at any time.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
October 19, 2001

Dear Shareholder,

Recent events, market fluctuations and a worldwide economic slowdown affected everyone in 2001. We at Van Kampen understand how disconcerting these tragic events are, that's why we continue to stress the importance of long-term investing--a prudent strategy for dealing with uncertain markets.

To help you put recent events--and your fund's performance--into perspective, we've prepared this informative report. It examines how your fund's portfolio managers invested the fund's assets and how those investments performed. Inside you'll find an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information which will help you better understand your investment.

With nearly four generations of investment management experience, we understand market declines--and that new opportunities may arise at any time. So, as you craft an investment strategy that can minimize the impact of future downturns, consider these time-tested investing principles:

- DIVERSIFY--Owning a portfolio that includes a variety of stock and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- BEFORE YOU INVEST, SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. He or she can help assess your situation by reviewing your investment time frame, tolerance for risk, personal savings, and investments and retirement assets. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

Thank you for your continued trust in Van Kampen.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE TRAGIC EVENTS OF SEPTEMBER 11, 2001, HAD A CHILLING EFFECT ON AN ALREADY COOLING U.S. ECONOMY. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, FELL TO -0.4 PERCENT ON AN ANNUALIZED BASIS FOR THE THIRD QUARTER OF 2001.

BUSINESS ACTIVITY DROPPED AS AMERICANS, SHAKEN BY THE TERRORIST ATTACKS, HALTED THEIR DAILY ROUTINES IMMEDIATELY FOLLOWING THE DISASTER. PRIOR TO SEPTEMBER 11, MANY ECONOMIC ANALYSTS HAD PREDICTED THE U.S. ECONOMY WOULD AVOID A RECESSION. BUT, BY THE END OF THE MONTH, ANALYSTS WERE TRYING TO ESTIMATE THE DEPTH AND DURATION OF WHAT MANY PREDICTED WAS AN UNAVOIDABLE RECESSION.

AS THE ANALYSTS'--AND THE COUNTRY'S--COLLECTIVE MOOD DARKENED, POLITICAL SQUABBLES FELL TO THE WAYSIDE. FOCUSED ON BOTH HUMANITARIAN AND ECONOMIC RELIEF EFFORTS, CONGRESS APPROVED A $40 BILLION EMERGENCY PACKAGE THAT EARMARKED $15 BILLION IN AID AND LOANS FOR THE AIRLINE INDUSTRY. FOLLOWING THIS INFLUX OF MONEY, AND WITH ADDITIONAL ECONOMIC STIMULUS PACKAGES HEADED TOWARD APPROVAL, MOST ANALYSTS AGREED THE EVENTS OF SEPTEMBER 11 WOULD HAVE A SIGNIFICANT IMPACT ON THE U.S. ECONOMY. HOWEVER, THE ANALYSTS POINTED OUT, THE ENACTMENT OF AN EMERGENCY FISCAL POLICY MIGHT HELP LESSEN THE ECONOMIC REPERCUSSIONS.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER CONFIDENCE, WHICH HAD WAVERED IN RECENT MONTHS, PLUMMETED AFTER THE TERRORIST ATTACKS. CONSUMERS WERE FURTHER SHAKEN BY ONGOING REPORTS OF MASS LAYOFFS AND LARGE-SCALE JOB-CUTS IN THE AIRLINE INDUSTRY. CONSUMER SPENDING, WHICH FUELS TWO-THIRDS OF U.S. ECONOMIC GROWTH, DROPPED DRAMATICALLY AS THE COUNTRY WATCHED THE EVENTS IN WASHINGTON D.C., NEW YORK AND PENNSYLVANIA.

UNEMPLOYMENT LEVELS WERE ON THE RISE THROUGHOUT THE REPORTING PERIOD. BY THE END OF SEPTEMBER 2001, THE UNEMPLOYMENT RATE WAS 4.9 PERCENT.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.50 PERCENT CUT ON SEPTEMBER 17--THE EIGHTH RATE-CUT TO OCCUR BETWEEN JANUARY 1 AND SEPTEMBER 30, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 3.0 PERCENT. (NOTE: ON OCTOBER 2, 2001, IN AN ATTEMPT TO BOLSTER THE WEAKENING ECONOMY, THE FED CUT INTEREST RATES BY AN ADDITIONAL 0.50 PERCENT. THIS WAS THE NINTH RATE-CUT SINCE JANUARY 1, 2001.)

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.6 PERCENT IN THE 12 MONTHS ENDED SEPTEMBER 30.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1999--September 30, 2001)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 99                                                                            5.70
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -0.40

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(September 30, 1999--September 30, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of September 30, 2001)

                                        A SHARES   B SHARES   C SHARES
----------------------------------------------------------------------
One-year total return based on NAV(1)     10.28%      9.42%      9.42%
----------------------------------------------------------------------
One-year total return(2)                   5.04%      5.42%      8.42%
----------------------------------------------------------------------
Five-year average annual total
return(2)                                  4.69%      4.65%      4.89%
----------------------------------------------------------------------
Ten-year average annual total
return(2)                                  5.91%        N/A        N/A
----------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                  8.02%      4.76%(3)    4.40%
----------------------------------------------------------------------
Commencement date                       12/14/84   05/03/93   08/13/93
----------------------------------------------------------------------
Distribution rate(4)                       4.31%      3.79%      3.80%
----------------------------------------------------------------------
Taxable-equivalent distribution
rate(5)                                    7.08%      6.22%      6.24%
----------------------------------------------------------------------
SEC Yield(6)                               4.33%      3.76%      3.78%
----------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. The returns above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares seven years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) Taxable-equivalent calculations reflect a Federal income tax rate of 39.1%.

(6) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended September 30, 2001.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit www.vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

PERFORMANCE OF A $10,000 INVESTMENT

(September 30, 1991--September 30, 2001)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                                                  LEHMAN BROTHERS MUNICIPAL BOND
                                                                                                  INDEX IS AN UNMANAGED, BROAD-
                                                                                                  BASED STATISTICAL COMPOSITE OF
                                                               INSURED TAX FREE INCOME FUND*            MUNICIPAL BONDS.+
                                                               -----------------------------      ------------------------------
9/91                                                                       9524.00                           10000.00
                                                                           9833.00                           10336.00
                                                                           9888.00                           10367.00
                                                                          10283.00                           10760.00
9/92                                                                      10592.00                           11046.00
                                                                          10768.00                           11247.00
                                                                          11191.00                           11664.00
                                                                          11576.00                           12046.00
9/93                                                                      11995.00                           12453.00
                                                                          12095.00                           12628.00
                                                                          11360.00                           11934.00
                                                                          11480.00                           12067.00
9/94                                                                      11493.00                           12149.00
                                                                          11332.00                           11975.00
                                                                          12164.00                           12821.00
                                                                          12398.00                           13131.00
9/95                                                                      12649.00                           13509.00
                                                                          13315.00                           14066.00
                                                                          13018.00                           13896.00
                                                                          13095.00                           14003.00
9/96                                                                      13442.00                           14325.00
                                                                          13800.00                           14690.00
                                                                          13683.00                           14656.00
                                                                          14126.00                           15161.00
9/97                                                                      14534.00                           15618.00
                                                                          14929.00                           16042.00
                                                                          15055.00                           16226.00
                                                                          15273.00                           16473.00
9/98                                                                      15767.00                           16979.00
                                                                          15773.00                           17081.00
                                                                          15852.00                           17233.00
                                                                          15421.00                           16928.00
9/99                                                                      15168.00                           16860.00
                                                                          14980.00                           16728.00
                                                                          15530.00                           17219.00
                                                                          15746.00                           17479.00
9/00                                                                      16098.00                           17902.00
                                                                          16955.00                           18685.00
                                                                          17238.00                           19100.00
                                                                          17270.00                           19226.00
9/01                                                                      17752.00                           19765.00

This chart compares your fund's performance to that of the Lehman Brothers Municipal Bond Index over time.

This index is an unmanaged broad-based, statistical composite and its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (4.75% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The returns above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
 * Wiesenberger(R)
 (+) Lehman Brothers

PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of September 30, 2001
- AAA/Aaa............   100%

                                     [PIE CHART]
As of September 30, 2000
- AAA/Aaa............   100%

                                     [PIE CHART]

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended September 30, 2001)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
10/00                                                                           0.0755
11/00                                                                           0.0755
12/00                                                                           0.0755
1/01                                                                            0.0755
2/01                                                                            0.0755
3/01                                                                            0.0755
4/01                                                                            0.0755
5/01                                                                            0.0755
6/01                                                                            0.0725
7/01                                                                            0.0725
8/01                                                                            0.0725
9/01                                                                            0.0725

The dividend history represents dividends that were paid on the fund's Class A shares and is no guarantee of the fund's future dividends.

TOP FIVE STATES

(as a percentage of long-term investments--September 30, 2001)

Illinois                                                    20.3%
---------------------------------------------------------------------
Texas                                                       13.1%
---------------------------------------------------------------------
Florida                                                      7.6%
---------------------------------------------------------------------
Washington                                                   5.9%
---------------------------------------------------------------------
California                                                   4.8%
---------------------------------------------------------------------

Subject to change daily.

TOP FIVE SECTORS*

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                     SEPTEMBER 30, 2001                 SEPTEMBER 30, 2000
                                                                     ------------------                 ------------------
General Purpose                                                            15.50%                             22.60%
Retail Elec/Gas/Telephone                                                  14.50%                             12.70%
Public Education                                                           12.80%                              7.60%
Transportation                                                              9.70%                              7.80%
Water & Sewer                                                               9.40%                              7.20%

* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy securities in the sectors shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed. Securities are classified by sectors that represent broad groupings of related industries.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN INSURED TAX FREE INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE PAST 12 MONTHS. THE MANAGEMENT TEAM INCLUDES JAMES F. WILLISON, JOSEPH R. ARCIERI AND JOSEPH A. PIRARO. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2001.

The investment teams that manage the Van Kampen funds extend their condolences to those touched by the tragic events of September 11, 2001. Please know that our thoughts are with all those who have been affected.

Q   HOW WOULD YOU CHARACTERIZE THE
    MARKET ENVIRONMENT IN WHICH THE FUND OPERATED IN THE LAST 12 MONTHS, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   The market environment of the
past year has been dominated by the effects of the faltering U.S. economy. It seems hard to imagine that one year ago both investors and the Federal Reserve Board (the "Fed") were worried about inflation. Those worries disappeared when growth slowed drastically in the second half of 2000, with gross domestic product (GDP) falling by half in the third quarter, and then half again to an anemic 1 percent in the fourth quarter of 2000. The slowing economy had predictable effects, including widespread layoffs and deteriorating conditions for business investment.

    The severity and suddenness of the slowdown led the Fed to shift its attention rapidly from fighting inflation to avoiding recession. Acting between scheduled meetings, the Fed cut interest rates on January 3, 2001 by 50 basis points. This was only the first of eight cuts over the period ending September 30, 2001 for a total of 350 basis points or three and one-half percentage points.

    These interest rate cuts brought rates down across the yield curve, but were especially effective at the short end of the curve. This had the result of steepening the curve significantly as short- and intermediate-term paper rallied strongly.

    Uncertainty surrounding the slowing economy led many investors to seek out the relative stability of bonds. This preference for stability produced large cash inflows for all types of bond funds. While this money was initially put to work in higher-rated issues in consideration of the weakness in the economy, by April spreads in lower-grade credits also started to compress as more money flowed into the bond markets.

    The general decline in interest rates led municipalities to increase their issuance of debt to take advantage of lower financing costs. For the year ended September 30, 2001, overall issuance was up 34 percent from the year earlier. Slowing economic conditions also led investors to pay more attention to credit quality, with the result that issuance of insured paper was up 56 percent over the same period.

    While they occurred near the end of the period, the tragic events of September 11 had a large economic impact. Economic activity came to a temporary standstill nationwide and across industries, and the travel sector was especially hard hit. Employment, which had been weak to begin with, fell sharply as companies announced layoffs as part of a general move to cut costs to address a markedly weaker future.

    In this environment, the fund generated a total return of 10.28 percent for the twelve-month period ended September 30, 2001. The fund continued to provide shareholders with what we believe is an attractive level of income, as its monthly dividend of $0.0725 per share translates to a distribution rate of 4.31 percent based on the fund's maximum offering price as of September 30, 2001. Performance information for the fund reflects Class A shares at net asset value including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding a maximum sales charge of 4.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Of course, past performance is no guarantee of future results. Performance of other share classes will vary. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Municipal Bond Index posted a total return of 10.40 percent for the same period. The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. This index and its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID THESE FACTORS EFFECT THE
    WAY YOU MANAGED THE PORTFOLIO?

A   We were able to put healthy cash
inflows to work in both the primary and secondary markets. With insured issuance up, our focus was on the primary market, where there were several issues with good name recognition, structure and liquidity. That said, we also took advantage of opportunities in the secondary market in those cases where they fit our requirements.

    The fund's total return orientation led us to keep well diversified over the past year in terms of the placement of assets along the yield curve. We continued with our strategy of emphasizing the intermediate part of the curve in order to take advantage of better valuations there.

This was a net positive for performance as short- and intermediate-dated bonds outperformed the long end of the curve.

    In the first half of the period, we were able to buy bonds from "specialty" states such as California and New York that offer double tax-free income to their residents at attractive prices. These bonds proved especially popular with investors, and we took profits on many of our holdings when they appreciated strongly. We replaced these holdings with national names from states like Illinois and Indiana that offered better value.

    Our strongest sector preference over the 12-month period was to emphasize bonds issued to fund essential services. In keeping with this preference, we increased the fund's exposure to public education, transportation and water and sewer bonds that we expect to benefit from increasing demand over time. The largest sector reduction in the fund was in general purpose bonds, which entered the period as the fund's largest sector holding at 22.6 percent of long-term investments and were reduced to 15.5 percent by the end of the period.

Q   WHAT SECTORS OF THE
    MARKET WERE YOU MOST CONCERNED ABOUT?

A   We have been and remain cautious
on the health care sector as many hospitals face financial concerns.

    While the fund had some exposure to airport bonds, it was relatively small and did not have a major impact on performance when those bonds underperformed in the wake of the events of September 11. The uncertainty stemming from the events, especially with regard to their effect on the travel industry in general, has made us cautious on the sector going forward.

    Housing bonds have also been a sector we have avoided. While these often offer an attractive yield, their structure tends to make their performance lag.

Q   WHAT IS YOUR OUTLOOK FOR
    THE MUNICIPAL MARKET?

A   Our outlook for the near future is
cautiously optimistic for the municipal bond market. Issuance is likely to remain strong as issuers move to take advantage of the low interest-rate environment we expect to persist for the near future. We anticipate that the Fed will continue to lower interest rates, which we believe will have a positive impact on the bond market in general and on the short end of the yield curve in particular. (Note: On October 2, 2001, the Fed reduced the federal funds rate by a half a percentage point.)

    Equity markets are not likely to recover quickly from the double blows of a slowing economy and an uncertain global future in the wake of September's events. The ongoing volatility in the equity markets has raised the profile of bonds in general as a viable asset allocation for many investors. We expect investors may continue to look on bonds favorably as long as the equity markets continue to be challenging.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

INSURED BOND: A bond insured against default by the bond insurer. If the issuer defaults, the insurance company will take over payments of interest and principal when due. Once a bond is insured, it typically carries the credit rating of the issuer. Most issuers are rated AAA. Municipal bond insurance applies to specific securities held in the portfolio. It does not protect the shareholder against changes in the value of fund shares.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

SECONDARY MARKET: A market where securities are traded after they are initially offered.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENT

September 30, 2001
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                                COUPON     MATURITY       VALUE
            MUNICIPAL BONDS  95.5%
            ALABAMA  4.1%
$  2,250    Alabama St Brd Ed Rev Shelton St Cmnty
            College (Prerefunded @ 10/01/04) (MBIA
            Insd)....................................    6.000%   10/01/14   $    2,502,922
   2,010    Alabama St Brd Ed Rev Shelton St Cmnty
            College Rfdg (AMBAC Insd)................    5.500    10/01/10        2,228,949
   1,255    Alabama St Brd Ed Rev Shelton St Cmnty
            College Rfdg (AMBAC Insd)................    5.375    10/01/14        1,343,226
   1,525    Alabama Wtr Pollutn Ctl Auth (AMBAC
            Insd)....................................    5.500    08/15/13        1,658,209
   1,955    Alabama Wtr Pollutn Ctl Auth Revolving Fd
            Ln Ser A (AMBAC Insd)....................    6.750    08/15/17        2,176,443
  23,250    Jefferson Cnty, AL Swr Rev Cap Impt Ser A
            (FGIC Insd)..............................    5.375    02/01/36       23,565,270
     830    Mobile, AL Wts (AMBAC Insd)..............    4.750    02/15/13          854,626
     115    Mobile, AL Wts (AMBAC Insd)..............    4.750    02/15/14          116,969
   1,330    Mobile, AL Wts (AMBAC Insd)..............    5.000    02/15/15        1,371,296
   3,995    Mobile, AL Wts Rfdg (AMBAC Insd) (a).....    5.250    08/15/09        4,197,307
   5,500    Morgan Cnty Decatur, AL Hlthcare Auth
            Hosp Rev Decatur Gen Hosp Rfdg (Connie
            Lee Insd)................................    6.250    03/01/13        5,993,515
   2,400    Muscle Shoals, AL Util Brd Wtr & Swr Rev
            (FSA Insd)...............................    6.500    04/01/16        2,637,744
                                                                             --------------
                                                                                 48,646,476
                                                                             --------------
            ALASKA  1.1%
   2,900    Alaska St Hsg Fin Corp Gen Mtg Ser A
            (MBIA Insd)..............................    6.000    06/01/49        2,978,387
   4,130    Anchorage, AK Ser A (FGIC Insd)..........    5.500    06/01/17        4,352,979
   3,000    Anchorage, AK Ser A (FGIC Insd)..........    5.000    06/01/20        2,965,710
   1,390    Anchorage, AK Ser A (FGIC Insd)..........    5.000    06/01/21        1,365,147
   1,425    Anchorage, AK Wtr Rev Rfdg (AMBAC
            Insd)....................................    6.000    09/01/19        1,553,720
                                                                             --------------
                                                                                 13,215,943
                                                                             --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                                 COUPON    MATURITY       VALUE
            ARIZONA  2.1%
$ 11,000    Arizona St Ctfs Partn Ser B Rfdg (AMBAC
            Insd)....................................    6.250%   09/01/10   $   11,576,620
   3,175    Phoenix, AZ Civic Impt Corp Jr Lien Rfdg
            (FGIC Insd)..............................    5.250    07/01/18        3,358,674
   1,670    Pima Cnty, AZ Indl Dev Auth Indl Rev
            Lease Oblig Irvington Proj Tucson Elec
            Pwr Co Ser A Rfdg (FSA Insd).............    7.250    07/15/10        1,739,656
   1,170    Pima Cnty, AZ Uni Sch Dist Sch Impt Proj
            of 1999 Ser B (FSA Insd).................    4.250    07/01/11        1,179,711
   3,525    Pinal Cnty, AZ Ctfs Partn (AMBAC Insd)...    5.125    06/01/21        3,545,198
   1,875    Scottsdale, AZ Indl Dev Hosp Scottsdale
            Mem Hosp Ser A Rfdg (AMBAC Insd).........    6.000    09/01/12        2,077,050
   1,750    Scottsdale, AZ Indl Dev Hosp Scottsdale
            Mem Hosp Ser A Rfdg (AMBAC Insd).........    6.125    09/01/17        1,906,537
                                                                             --------------
                                                                                 25,383,446
                                                                             --------------
            ARKANSAS  0.7%
   7,690    Little Rock, AR Sch Dist Ser B Rfdg (FSA
            Insd)....................................    5.500    02/01/25        7,983,604
                                                                             --------------

            CALIFORNIA  4.6%
   2,835    Bay Area Govt Assn CA Rev Tax Alloc CA
            Redev Agy Pool Rev Ser A (FSA Insd)......    6.000    12/15/14        3,138,175
   5,000    Beverly Hills, CA Pub Fin Auth Lease Rev
            Ser A (MBIA Insd)........................    5.650    06/01/15        5,274,250
   3,000    Chino, CA Ctfs Partn Redev Agy (MBIA
            Insd)....................................    6.200    09/01/18        3,154,650
     425    Earlimart, CA Elem Sch Dist Ser 1 (AMBAC
            Insd)....................................    6.700    08/01/21          522,571
     265    Golden West Sch Fin Auth CA Rev Ser A
            Rfdg (MBIA Insd).........................    5.750    08/01/19          299,198
   6,500    Grossmont, CA Union High Sch Dist Ctfs
            Partn Cap Apprec (MBIA Insd).............     *       11/15/21        1,736,670
   3,500    Los Angeles Cnty, CA Cap Asset Lease Corp
            Leasehold Rev Rfdg (AMBAC Insd)..........    6.000    12/01/16        3,700,760
   5,420    Manteca, CA Redev Agy Tax Alloc Redev
            Proj No 1 Ser A Rfdg (MBIA Insd).........    6.700    10/01/21        5,743,249
  13,610    Norco, CA Redev Agy Tax Alloc Norco Redev
            Proj Area No 1 Rfdg (MBIA Insd)..........    6.250    03/01/19       14,084,036

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                                 COUPON    MATURITY       VALUE
            CALIFORNIA (CONTINUED)
$ 13,800    San Bernardino Cnty, CA Ctfs Partn Ser B
            (Embedded Swap) (MBIA Insd)..............    8.470%   07/01/16   $   14,216,346
   2,000    William S Hart CA Jt Sch Fin Auth Spl Tax
            Rev Cmnty Fac Rfdg (FSA Insd)............    6.500    09/01/14        2,286,880
                                                                             --------------
                                                                                 54,156,785
                                                                             --------------
            COLORADO  1.8%
  12,100    Denver, CO City & Cnty Arpt Rev Ser A
            (MBIA Insd)..............................    5.700    11/15/25       12,544,917
   3,955    Denver, CO City & Cnty Ctfs Partn Ser B
            (AMBAC Insd).............................    5.200    12/01/14        4,181,107
       5    Jefferson Cnty, CO Single Family Mtg Rev
            Ser A Rfdg (MBIA Insd)...................    8.875    10/01/13            5,155
   2,050    Thornton, CO Cap Apprec Rfdg (FGIC
            Insd)....................................     *       12/01/11        1,311,282
     680    Thornton, CO Sales & Use Tax Open Space &
            Parks (FSA Insd).........................    5.000    09/01/18          685,535
   2,000    Westminster, CO Wtr & Wastewtr Util
            Enterprise Rev (AMBAC Insd)..............    6.250    12/01/14        2,181,080
                                                                             --------------
                                                                                 20,909,076
                                                                             --------------
            FLORIDA  7.3%
   3,000    Alachua Cnty, FL Sch Brd Ctfs (AMBAC
            Insd)....................................    5.000    07/01/19        3,010,920
   5,000    Broward Cnty, FL Sch Brd Ctfs Ser A (FSA
            Insd)....................................    5.000    07/01/20        4,990,550
   5,000    Broward Cnty, FL Sch Brd Ctfs Ser A (FSA
            Insd)....................................    5.000    07/01/21        4,971,700
   1,275    Dade Cnty, FL Seaport Rev Ser E Rfdg
            (MBIA Insd)..............................    8.000    10/01/06        1,542,023
   1,375    Dade Cnty, FL Seaport Rev Ser E Rfdg
            (MBIA Insd)..............................    8.000    10/01/07        1,695,499
   2,095    Dade Cnty, FL Util Pub Impt Rfdg (FGIC
            Insd) (b)................................   12.000    10/01/04        2,638,003
   4,165    Florida St Brd Ed Cap Outlay Pub Ed Ser B
            Rfdg (MBIA Insd).........................    4.500    06/01/24        3,776,530
   5,780    Florida St Brd of Ed Lottery Rev Ser C
            (FGIC Insd)..............................    5.000    07/01/11        6,152,637
   1,340    Gulf Breeze, FL Rev Venice Loc Govt
            Ln-E-Tender (FGIC Insd)..................    5.150    12/01/20        1,389,392
   7,750    Jacksonville, FL Trans Rev (MBIA Insd)...    5.000    10/01/26        7,657,310

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                                 COUPON    MATURITY       VALUE
            FLORIDA (CONTINUED)
$  1,000    Key West, FL Util Brd Elec Rev Cap Apprec
            Ser D (Escrowed to Maturity) (AMBAC
            Insd)....................................     *       10/01/13   $      578,850
   1,550    Lakeland, FL Energy Sys Rev (MBIA
            Insd)....................................    5.000%   10/01/17        1,570,103
   2,000    Lakeland, FL Energy Sys Rev (MBIA
            Insd)....................................    5.000    10/01/18        2,016,460
   2,000    Miami-Dade Cnty, FL Expwy Auth Rfdg (FGIC
            Insd)....................................    5.000    07/01/21        1,993,620
   4,000    Miami-Dade Cnty, FL Expwy Auth Rfdg (FGIC
            Insd)....................................    5.125    07/01/25        4,019,400
   4,285    Miami-Dade Cnty, FL Sch Brd Ser A (MBIA
            Insd)....................................    5.000    05/01/18        4,328,707
   6,000    Orange Cnty, FL Hlth Fac Auth Rev
            (Inverse Fltg) (Prerefunded @ 11/23/01)
            (MBIA Insd)..............................   10.236    10/29/21        6,285,000
   3,725    Santa Rosa Bay Brdg Auth FL Rev Cap
            Apprec (MBIA Insd).......................     *       07/01/18        1,538,946
     680    Sunrise, FL Spl Tax Dist No 1 Rfdg (FSA
            Insd)....................................    4.875    10/01/18          678,436
  10,000    Tallahassee, FL Hlth Fac Rev Tallahassee
            Mem Regl Med Ser A Rfdg (MBIA Insd)
            (b)......................................    6.625    12/01/13       11,273,100
  10,320    Tampa Bay Wtr FL Util Sys Rev Impt Ser A
            Rfdg & Impt (FGIC Insd)..................    5.000    10/01/17       10,470,156
   1,000    Village Ctr Cmnty Dev Dist FL Rectl Rev
            Ser A (MBIA Insd)........................    5.200    11/01/25        1,011,130
   2,735    Volusia Cnty, FL Ed Fac Auth Rev Ed Fac
            Embry Riddle Ser B Rfdg (AMBAC Insd).....    5.250    10/15/19        2,803,211
                                                                             --------------
                                                                                 86,391,683
                                                                             --------------
            GEORGIA  2.8%
   4,150    Georgia Muni Elec Auth Pwr Rev Cap Apprec
            Gen Ser B (BIGI Insd)....................     *       01/01/08        3,223,097
  14,690    Georgia Muni Elec Auth Pwr Rev Ser Y
            (AMBAC Insd).............................    6.400    01/01/13       17,374,451
   9,590    Georgia Muni Elec Auth Pwr Rev Ser Y
            (MBIA Insd)..............................    6.500    01/01/17       11,459,858
     860    Georgia Muni Elec Auth Pwr Rev Ser Y
            (Escrowed to Maturity) (AMBAC Insd)......    6.400    01/01/13        1,019,349
     410    Georgia Muni Elec Auth Pwr Rev Ser Y
            (Escrowed to Maturity) (MBIA Insd).......    6.500    01/01/17          491,438
                                                                             --------------
                                                                                 33,568,193
                                                                             --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                                 COUPON    MATURITY       VALUE
            HAWAII  1.6%
$ 12,785    Hawaii St Arpt Sys Rev Rfdg (MBIA
            Insd)....................................    6.400%   07/01/08   $   13,761,902
   5,000    Hawaii St Ser CV (FGIC Insd).............    5.125    08/01/17        5,100,800
                                                                             --------------
                                                                                 18,862,702
                                                                             --------------
            IDAHO  0.4%
   4,740    Canyon Cnty, ID Sch Dist No 131 (FGIC
            Insd)....................................    5.375    07/30/17        4,983,683
                                                                             --------------

            ILLINOIS  19.3%
   2,215    Bolingbrook, IL Cap Apprec Ser C Rfdg
            (MBIA Insd)..............................     *       01/01/19          893,531
   2,595    Bolingbrook, IL Cap Apprec Ser C Rfdg
            (MBIA Insd)..............................     *       01/01/20          984,387
   1,695    Champaign Cnty, IL Cmnty Unit Sch Dist No
            116 Urbana Ser C (FGIC Insd).............     *       01/01/15          836,313
   2,845    Chicago, IL Brd of Ed Cap Apprec Sch
            Reform B 1 (FGIC Insd)...................     *       12/01/19        1,092,878
  10,000    Chicago, IL Brd of Ed Cap Apprec Sch
            Reform B 1 (FGIC Insd)...................     *       12/01/27        2,406,200
   6,225    Chicago, IL Brd of Ed Cap Apprec Sch
            Reform Ser A (FGIC Insd).................     *       12/01/15        3,091,148
   1,500    Chicago, IL Brd of Ed Cap Apprec Sch
            Reform Ser A (FGIC Insd).................     *       12/01/19          576,510
   1,020    Chicago, IL Brd of Ed Cap Apprec Sch
            Reform Ser A (FGIC Insd).................     *       12/01/25          274,757
   8,000    Chicago, IL Brd of Ed Cap Apprec Sch
            Reform Ser A (FGIC Insd).................     *       12/01/29        1,725,040
   3,250    Chicago, IL Brd of Ed Cap Apprec Sch
            Reform Ser A (FGIC Insd).................     *       12/01/30          661,765
   5,000    Chicago, IL Cap Apprec City Colleges
            (FGIC Insd)..............................     *       01/01/27        1,269,950
   2,000    Chicago, IL Lakefront Millenium Pkg Fac
            (MBIA Insd) (c)..........................  0/5.700    01/01/25        1,662,120
   2,000    Chicago, IL Lakefront Millenium Pkg Fac
            (MBIA Insd) (c)..........................  0/5.750    01/01/29        1,649,260
   9,000    Chicago, IL Neighborhoods Alive 21 Pgm
            (FGIC Insd)..............................    5.000    01/01/41        8,590,860
   5,000    Chicago, IL O'Hare Intl Arpt 2nd Lien
            Passenger Fac D (AMBAC Insd).............    5.000    01/01/26        4,819,250
   8,975    Chicago, IL Park Dist Ser B (FGIC
            Insd)....................................    4.750    01/01/26        8,322,069
   1,500    Chicago, IL Proj Rfdg (MBIA Insd)........    5.500    01/01/15        1,602,345
  10,000    Chicago, IL Proj Ser A Rfdg (FGIC
            Insd)....................................    5.375    01/01/34       10,152,300

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY       VALUE
          ILLINOIS (CONTINUED)
$5,000    Chicago, IL Proj Ser A Rfdg (MBIA
          Insd)....................................    5.500%   01/01/38   $    5,155,750
 2,720    Chicago, IL Pub Bldg Comm Bldg Rev
          Chicago Transit Auth (Prerefunded @
          01/01/05) (AMBAC Insd)...................    6.600    01/01/15        2,992,762
 5,000    Chicago, IL Sales Tax Rev (FGIC Insd)....    5.375    01/01/30        5,059,400
 2,055    Chicago, IL Spl Transn Rev (AMBAC
          Insd)....................................    5.000    01/01/21        2,016,243
 3,000    Chicago, IL Spl Transn Rev (AMBAC
          Insd)....................................    5.000    01/01/22        2,938,020
 3,270    Chicago, IL Wtr Rev Cap Apprec (FGIC
          Insd)....................................     *       11/01/10        2,205,321
 6,000    Chicago, IL Wtr Rev Rfdg (FGIC Insd).....    5.250    11/01/27        6,015,780
 4,210    Cook Cnty, IL Cmnty College Dist No 122
          Cap Apprec (FGIC Insd)...................     *       12/01/19        1,609,778
 5,550    Cook Cnty, IL Cmnty College Dist No 508
          Chicago Ctfs Partn (FGIC Insd)...........    8.750    01/01/03        5,974,519
 8,460    Cook Cnty, IL Cmnty College Dist No 508
          Chicago Ctfs Partn (FGIC Insd)...........    8.750    01/01/04        9,523,760
 2,460    Cook Cnty, IL Cmnty College Dist No 508
          Chicago Ctfs Partn (FGIC Insd)...........    8.750    01/01/05        2,875,986
 3,500    Cook Cnty, IL Cmnty College Dist No 508
          Chicago Ctfs Partn (FGIC Insd)...........    8.750    01/01/07        4,325,370
 2,055    Cook Cnty, IL Cmnty Cons Sch Dist No 015
          Palatine Cap Apprec (FSA Insd)...........     *       12/01/10        1,380,919
 1,505    Cook Cnty, IL Sch Dist No 100 Berwyn
          South (FSA Insd).........................    8.200    12/01/14        2,047,447
 1,775    Cook Cnty, IL Sch Dist No 100 Berwyn
          South (FSA Insd).........................    8.100    12/01/16        2,420,851
 2,605    Cook Cnty, IL Sch Dist No 122 Cap Apprec
          (FGIC Insd)..............................     *       12/01/17        1,131,925
 2,995    Cook Cnty, IL Sch Dist No 122 Cap Apprec
          (FGIC Insd)..............................     *       12/01/18        1,221,631
 4,050    Cook Cnty, IL Sch Dist No 122 Cap Apprec
          (FGIC Insd)..............................     *       12/01/20        1,455,165
 3,000    Cook Cnty, IL Ser A Rfdg (FGIC Insd).....    5.000    11/15/18        3,003,090
 4,000    Cook Cnty, IL Ser A Rfdg (FGIC Insd).....    5.000    11/15/22        3,910,440
10,000    Illinois Dev Fin Auth Pollutn Ctl Rev
          Comwlth Edison Co Proj Ser D Rfdg (AMBAC
          Insd)....................................    6.750    03/01/15       11,278,400
35,000    Illinois Dev Fin Auth Pollutn Ctl Rev IL
          Pwr Co Proj Ser A First Mtg Rfdg (MBIA
          Insd)....................................    7.400    12/01/24       40,063,800

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY       VALUE
          ILLINOIS (CONTINUED)
$2,000    Illinois Dev Fin Auth Rev Sch Dist Pgm
          Rockford Sch 205 (FSA Insd)..............    6.650%   02/01/11   $    2,367,620
 5,025    Illinois Dev Fin Auth Rev Sch Dist Pgm
          Rockford Sch 205 Rfdg (FSA Insd).........    6.650    02/01/12        5,695,586
 2,000    Illinois Ed Fac Auth Rev DePaul Univ
          (AMBAC Insd).............................    5.625    10/01/14        2,173,100
   649    Illinois Hlth Fac Auth Rev Cmnty Prov
          Pooled Pgm Ser B (MBIA Insd).............    7.900    08/15/03          651,888
 3,400    Illinois Hlth Fac Auth Rev Rush
          Presbyterian Saint Luke Hosp (Inverse
          Fltg) (Prerefunded @ 11/01/01) (MBIA
          Insd)....................................   10.984    10/01/24        3,536,000
 4,000    Illinois Muni Elec Agy Pwr Supply Sys Rev
          Rfdg (FSA Insd)..........................    5.000    02/01/21        3,900,480
 3,050    Illinois St (FGIC Insd)..................    5.125    12/01/15        3,122,834
 3,500    Illinois St (FGIC Insd)..................    5.125    12/01/17        3,546,130
 2,700    Lake Cnty, IL Cmnty Cons Sch Dist No 50
          Woodland Cap Apprec Ser B (FGIC Insd)....     *       12/01/13        1,524,555
 1,200    Lake Cnty, IL Cmnty Cons Sch Dist No 50
          Woodland Cap Apprec Ser B (FGIC Insd)....     *       12/01/14          635,784
 2,500    Lake Cnty, IL Cmnty Cons Sch Dist No 50
          Woodland Ser A (FGIC Insd)...............    6.000    12/01/20        2,693,450
 3,940    Lake Cnty, IL Cmnty High Sch Dist No 117
          Antioch Cap Apprec Ser B (FGIC Insd).....     *       12/01/10        2,647,601
 6,790    Lake Cnty, IL Cmnty Unit Sch Dist No 60
          Waukegan Cap Apprec Ser A (FSA Insd).....     *       12/01/17        2,964,378
 3,175    Lake Cnty, IL Cmnty Unit Sch Dist No 95
          Lake Zurich Cap Apprec (FGIC Insd).......     *       12/01/15        1,576,610
 3,000    McHenry & Kane Cnty, IL Cmnty Cons Sch
          Dist No 158 Cap Apprec (FGIC Insd).......     *       01/01/17        1,372,740
 4,000    McHenry & Kane Cnty, IL Cmnty Cons Sch
          Dist No 158 Cap Apprec (FGIC Insd).......     *       01/01/18        1,719,720
 1,735    McHenry Cnty, IL Cmnty High Sch Dist No
          154 Cap Apprec (FGIC Insd)...............     *       01/01/15          892,172
 2,080    McHenry Cnty, IL Cmnty High Sch Dist No
          154 Cap Apprec (FGIC Insd)...............     *       01/01/16        1,003,184
 1,000    McHenry Cnty, IL Consv Dist Ser A (FGIC
          Insd)....................................    5.500    02/01/16        1,056,370
 1,330    McHenry Cnty, IL Consv Dist Ser A (FGIC
          Insd)....................................    5.500    02/01/17        1,394,744
 3,000    Northern IL Univ Rev Aux Fac Sys (FGIC
          Insd)....................................    5.000    04/01/29        2,906,310

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY       VALUE
          ILLINOIS (CONTINUED)
$2,000    Southern IL Univ Rev Cap Apprec Hsg & Aux
          Ser A (MBIA Insd)........................     *       04/01/20   $      748,680
 2,500    Southern IL Univ Rev Cap Apprec Hsg & Aux
          Ser A (MBIA Insd)........................     *       04/01/23          781,525
 2,000    Southern IL Univ Rev Cap Apprec Hsg & Aux
          Ser A (MBIA Insd)........................     *       04/01/26          527,820
   225    University of IL Ctfs Partn UI Integrate
          Proj (AMBAC Insd)........................    4.375%   10/01/11          226,044
 4,000    Will & Kendall Cntys, IL Cmnty (FSA
          Insd)....................................    5.000    01/01/16        4,052,600
 4,000    Will & Kendall Cntys, IL Cmnty (FSA
          Insd)....................................    5.000    01/01/17        4,023,640
 1,495    Will Cnty, IL Sch Dist No 017 (AMBAC
          Insd)....................................    5.000    12/01/16        1,512,148
 1,575    Will Cnty, IL Sch Dist No 017 (AMBAC
          Insd)....................................    5.000    12/01/17        1,581,757
                                                                           --------------
                                                                              230,052,510
                                                                           --------------
          INDIANA  3.2%
 1,785    Center Grove, IN 2000 Bldg First Mtg
          (AMBAC Insd).............................    5.500    07/15/17        1,866,699
 1,885    Center Grove, IN 2000 Bldg First Mtg
          (AMBAC Insd).............................    5.500    07/15/18        1,960,852
 2,550    East Chicago, IN Multi Sch Bldg Corp
          First Mtg Rfdg (AMBAC Insd)..............    5.500    07/15/14        2,709,630
 1,855    Hamilton Southeastern, IN Cons First Mtg
          (FSA Insd)...............................    5.500    07/15/16        1,962,089
 1,075    Hamilton Southeastern, IN Cons First Mtg
          (FSA Insd)...............................    5.500    01/15/19        1,115,721
 1,395    Indiana Bd Bk Com Sch Fd Adv Pur Fdg
          (AMBAC Insd).............................    5.000    02/01/19        1,382,933
 1,855    Indiana Bd Bk Spl Pgm Ser A (Escrowed to
          Maturity) (AMBAC Insd)...................    9.750    08/01/09        2,335,649
 5,000    Indiana Hlth Fac Fin Auth Hosp Rev Cmnty
          Hosp Proj Rfdg & Impt (MBIA Insd)........    6.400    05/01/12        5,197,500
 3,835    Indiana Tran Fin Auth Hwy Rev Ser A (MBIA
          Insd)....................................    5.250    12/01/13        4,057,890
 2,335    Lake Cnty, IN Bldg Corp First Mtg (MBIA
          Insd)....................................    5.750    08/01/11        2,593,484
 1,605    Mount Vernon of Hancock Cnty First Mtg
          Ser B (AMBAC Insd).......................    5.500    07/15/16        1,697,657

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY       VALUE
          INDIANA (CONTINUED)
$1,695    Mount Vernon of Hancock Cnty First Mtg
          Ser B (AMBAC Insd).......................    5.500%   07/15/17   $    1,779,309
 1,590    Shelbyville, IN Elem Sch Bldg First Mtg
          Rfdg (FSA Insd)..........................    5.000    07/05/17        1,597,807
 1,790    Shelbyville, IN Elem Sch Bldg First Mtg
          Rfdg (FSA Insd)..........................    5.000    07/05/18        1,786,850
 1,415    Shelbyville, IN Elem Sch Bldg First Mtg
          Rfdg (FSA Insd)..........................    5.000    07/05/19        1,399,293
 1,370    St. Joseph Cnty, IN Redev Dist (FGIC
          Insd)....................................    5.000    01/15/16        1,384,960
 1,405    St. Joseph Cnty, IN Redev Dist (FGIC
          Insd)....................................    5.000    07/15/16        1,420,343
 2,200    Western Sch Bldg Corp Ind First Mtg Rfdg
          (MBIA Insd)..............................    5.000    01/15/16        2,226,268
                                                                           --------------
                                                                               38,474,934
                                                                           --------------
          IOWA  0.2%
 2,375    Iowa Fin Auth Hosp Fac Rev Trinity Regl
          Hosp Proj (FSA Insd).....................    5.750    07/01/17        2,499,877
                                                                           --------------

          KANSAS  1.6%
18,750    Burlington, KS Pollutn Ctl Rev KS Gas &
          Elec Co Proj Rfdg (MBIA Insd) (b)........    7.000    06/01/31       19,191,750
                                                                           --------------

          KENTUCKY  0.0%
     5    Kentucky Cntys Single Family Mtg
          Presbyterian Homes Ser A Rfdg (MBIA
          Insd)....................................    8.625    09/01/15            5,012
                                                                           --------------

          LOUISIANA  1.0%
 4,065    Calcasieu Parish, LA Mem Hosp Svc Dist
          Hosp Rev Lake Charles Mem Hosp Proj Ser A
          (Connie Lee Insd)........................    6.375    12/01/12        4,789,098
 5,530    Calcasieu Parish, LA Mem Hosp Svc Dist
          Hosp Rev Lake Charles Mem Hosp Proj Ser A
          (Connie Lee Insd)........................    6.500    12/01/18        6,574,009
 4,575    New Orleans, LA Home Mtg Auth Single
          Family Mtg Rev 1985 Ser A (MBIA Insd)....     *       09/15/16          949,496
                                                                           --------------
                                                                               12,312,603
                                                                           --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY       VALUE
          MASSACHUSETTS  0.2%
$1,700    Massachusetts St Hlth & Ed Fac Auth Rev
          Mt Auburn Hosp Ser B1 (MBIA Insd)........    6.250%   08/15/14   $    1,873,791
                                                                           --------------

          MICHIGAN  1.9%
 3,250    Chippewa Valley, MI Sch Rfdg (AMBAC
          Insd)....................................    4.750    05/01/23        3,067,480
 3,385    Detroit, MI Wtr Supply Sys Rev Sr Lien
          Ser A (FGIC Insd)........................    5.500    07/01/24        3,502,256
 3,000    Hazel Park, MI Bldg Auth Ice Arena (AMBAC
          Insd)....................................    4.700    04/01/24        2,805,750
 1,400    Huron, MI Sch Dist (FSA Insd)............    5.250    05/01/21        1,418,354
 1,150    Kalamazoo, MI City Sch Dist Bldg & Site
          (FSA Insd)...............................    5.250    05/01/16        1,196,978
 3,675    Kalamazoo, MI City Sch Dist Bldg & Site
          (FSA Insd)...............................    5.250    05/01/17        3,796,496
 2,100    Michigan Higher Ed Fac Auth Ltd Oblig
          Kettering Univ Rfdg (AMBAC Insd).........    5.000    09/01/26        2,057,412
 2,000    Michigan St Hsg Dev Auth Rental Hsg Rev
          Ser B (AMBAC Insd).......................    5.000    04/01/04        2,072,900
 2,500    Michigan St Strategic Fd Ltd Oblig Rev
          Detroit Ed-Cc-Conv Rfdg (AMBAC Insd).....    4.850    09/01/30        2,600,825
                                                                           --------------
                                                                               22,518,451
                                                                           --------------
          MINNESOTA  0.3%
 1,000    Brainerd, MN Rev Evangelical Lutheran Ser
          B Rfdg (FSA Insd)........................    6.650    03/01/17        1,034,570
 2,000    Western, MN Muni Pwr Agy Ser A Rfdg
          (AMBAC Insd).............................    5.500    01/01/12        2,125,300
                                                                           --------------
                                                                                3,159,870
                                                                           --------------
          MISSISSIPPI  1.3%
 1,450    Harrison Cnty, MS Wastewtr Mgmt & Solid
          Wastewtr Treatment Fac Ser A Rfdg (FGIC
          Insd)....................................    5.500    02/01/08        1,584,691
 2,595    Harrison Cnty, MS Wastewtr Mgmt & Solid
          Wastewtr Treatment Fac Ser A Rfdg (FGIC
          Insd)....................................    5.500    02/01/09        2,841,240
 1,600    Harrison Cnty, MS Wastewtr Mgmt & Solid
          Wastewtr Treatment Fac Ser A Rfdg (FGIC
          Insd)....................................    5.500    02/01/10        1,757,408
 2,215    Harrison Cnty, MS Wastewtr Mgmt & Solid
          Wastewtr Treatment Fac Ser A Rfdg (FGIC
          Insd)....................................    5.500    02/01/11        2,434,573

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY       VALUE
          MISSISSIPPI (CONTINUED)
$1,000    Harrison Cnty, MS Wastewtr Mgmt Dist Rev
          Wastewtr Treatment Fac Ser A Rfdg (FGIC
          Insd)....................................    8.500%   02/01/13   $    1,359,150
 5,785    Mississippi St Cap Impt Ser B (FGIC
          Insd)....................................    5.000    11/01/16        5,876,172
                                                                           --------------
                                                                               15,853,234
                                                                           --------------
          MISSOURI  1.6%
 2,040    Cass Cnty, MO Ctfs Partn (FGIC Insd).....    5.000    04/01/17        2,066,969
 1,000    Cass Cnty, MO Ctfs Partn (FGIC Insd).....    5.000    04/01/18        1,007,150
   500    Kansas City, MO Metro Cmnty College Bldg
          Corp Rev Leasehold Jr College Rfdg & Impt
          (FGIC Insd)..............................    5.000    07/01/21          491,645
 1,555    Lees Summit, MO Wtr & Swr Rev Rfdg (AMBAC
          Insd) (a)................................    5.250    07/01/14        1,610,451
 1,170    Mehlville, MO Sch Dist No R-9 Ctfs Partn
          Ser A (FSA Insd).........................    5.500    03/01/16        1,250,215
 1,225    Mehlville, MO Sch Dist No R-9 Ctfs Partn
          Ser A (FSA Insd).........................    5.500    03/01/17        1,299,358
 4,585    Missouri St Hlth & Ed Fac Auth (MBIA
          Insd)....................................    6.250    06/01/16        4,771,380
 6,530    St. Louis, MO Muni Fin Corp Lease Rev
          City Justice Ctr Ser A Rfdg (AMBAC
          Insd)....................................    4.750    02/15/17        6,449,028
                                                                           --------------
                                                                               18,946,196
                                                                           --------------
          NEBRASKA  0.2%
 2,250    American Pub Energy Agy NE Gas Sup Rev NE
          Pub Gas Agy Proj Ser A (AMBAC Insd)......    4.375    06/01/10        2,217,938
                                                                           --------------

          NEVADA  1.8%
 3,000    Clark Cnty, NV Arpt Rev Sub Lien Ser B
          (FGIC Insd)..............................    5.200    07/01/31        2,966,160
 2,000    Clark Cnty, NV Indl Dev Rev NV Pwr Co
          Proj Ser C Rfdg (AMBAC Insd).............    7.200    10/01/22        2,128,480
10,000    Director St, NV Dept Business & Ind Las
          Vegas Monorail Proj First Tier (AMBAC
          Insd)....................................    5.625    01/01/32       10,402,300
 1,035    Washoe Cnty, NV Ctfs Partn Pub Safety
          Training Fac Proj (AMBAC Insd)...........    4.700    09/01/07        1,082,393
 1,000    Washoe Cnty, NV Ctfs Partn Pub Safety
          Training Fac Proj (AMBAC Insd)...........    4.750    09/01/08        1,040,150

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY       VALUE
          NEVADA (CONTINUED)
$2,000    Washoe Cnty, NV Ctfs Partn Pub Safety
          Training Fac Proj (AMBAC Insd)...........    4.800%   09/01/09   $    2,072,060
 1,530    Washoe Cnty, NV Ctfs Partn Pub Safety
          Training Fac Proj (AMBAC Insd)...........    4.875    09/01/10        1,583,611
                                                                           --------------
                                                                               21,275,154
                                                                           --------------
          NEW HAMPSHIRE  0.3%
 2,500    New Hampshire St Tpk Sys Rev Ser C Rfdg
          (Inverse Fltg) (FGIC Insd)...............   11.047    11/01/17        3,228,125
                                                                           --------------

          NEW JERSEY  2.3%
 5,500    Howell Twp, NJ Rfdg (FGIC Insd)..........    6.800    01/01/14        5,668,905
 3,625    Morristown, NJ Rfdg (FSA Insd)...........    6.400    08/01/14        4,089,689
12,400    New Jersey St Tran Corp Ctfs Fed Tran
          Admin Grants Ser A (AMBAC Insd)..........    5.875    09/15/12       13,913,668
 3,500    New Jersey St Trans Tr Fd Transn Sys Ser
          B (AMBAC Insd)...........................    5.000    06/15/13        3,655,680
                                                                           --------------
                                                                               27,327,942
                                                                           --------------
          NEW YORK  1.0%
 3,095    Long Island Pwr Auth, NY Elec Sys Rev Gen
          Ser A (FSA Insd).........................    5.125    12/01/16        3,179,834
 4,350    New York City Indl Dev Agy Civic Fac Rev
          USTA Natl Tennis Cent Proj (FSA Insd)....    6.375    11/15/14        4,866,998
    15    New York St Med Care Fac Fin Agy Rev
          (Prerefunded @ 08/15/04) (FSA Insd)......    6.500    08/15/15           16,925
 3,990    New York St Twy Auth Hwy & Brdg Tr Fd Ser
          A (AMBAC Insd)...........................    5.250    04/01/13        4,221,859
                                                                           --------------
                                                                               12,285,616
                                                                           --------------
          NORTH CAROLINA  0.1%
 1,250    Franklin Cnty, NC Ctfs Partn Jail & Sch
          Proj (Prerefunded @ 06/01/04) (FGIC
          Insd)....................................    6.625    06/01/14        1,398,138
                                                                           --------------

          NORTH DAKOTA  0.9%
 5,000    Mercer Cnty, ND Pollutn Ctl Rev Antelope
          Vly Station Rfdg (AMBAC Insd)............    7.200    06/30/13        6,184,750
 5,000    Oliver Cnty, ND Pollutn Ctl Rev Square
          Butte Elec Co-op Ser A Rfdg (AMBAC
          Insd)....................................    5.300    01/01/27        5,045,100
                                                                           --------------
                                                                               11,229,850
                                                                           --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY       VALUE
          OKLAHOMA  2.3%
$  225    Edmond, OK Pub Wks Auth Sales (AMBAC
          Insd)....................................    4.750%   07/01/17   $      222,404
 1,355    Jenks, OK Aquarium Auth Rev First Mtg
          (MBIA Insd)..............................    6.000    07/01/20        1,485,608
11,000    McAlester, OK Pub Wks Auth Util Sys Rev
          (FSA Insd)...............................     *       02/01/30        2,246,860
 2,100    Midwest City, OK Muni Auth (FSA Insd)....    5.150    06/01/15        2,174,298
 5,660    Mustang, OK Impt Auth Util Rev (FSA
          Insd)....................................    5.800    10/01/30        6,082,802
 2,020    Oklahoma City, OK Arpt Trust Jr Lien 27th
          Ser A (FSA Insd).........................    5.000    07/01/17        2,024,828
 4,000    Sapulpa, OK Muni Auth Cap Impt Rev Rfdg
          (FSA Insd)...............................    5.750    07/01/30        4,258,240
 8,260    Tulsa, OK Tulsa Indl Auth Rev Univ Of
          Tulsa Ser A (MBIA Insd)..................    5.375    10/01/31        8,419,418
                                                                           --------------
                                                                               26,914,458
                                                                           --------------
          OREGON  0.3%
 1,000    Jackson Cnty, OR Sch Dist No 0 (FSA
          Insd)....................................    5.500    06/15/16        1,067,770
 1,650    Portland, OR Arpt Rev Ser 15 Intl Arpt
          Ser A Rfdg (FGIC Insd)...................    5.000    07/01/13        1,716,066
 1,215    Portland, OR Arpt Rev Ser 15 Intl Arpt
          Ser A Rfdg (FGIC Insd)...................    5.000    07/01/14        1,251,110
                                                                           --------------
                                                                                4,034,946
                                                                           --------------
          PENNSYLVANIA  3.5%
 5,000    Allegheny Cnty, PA Hosp Dev Auth Rev Insd
          Hlth Sys Ser A (MBIA Insd)...............    6.500    11/15/30        5,594,050
 4,875    Allegheny Cnty, PA Hosp Dev Auth Rev
          Pittsburgh Mercy Hlth Sys Inc (Escrowed
          to Maturity) (AMBAC Insd)................    5.625    08/15/26        5,054,546
 2,625    Harrisburg, PA Pkg Auth Rev Gtd Ser J
          Rfdg (MBIA Insd).........................    5.000    09/01/18        2,640,199
 1,000    Lehigh Cnty, PA Gen Purp Auth Rev Hosp
          Lehigh Vy Hosp Ser A (AMBAC Insd)........    6.400    11/01/21        1,053,610
 6,000    Lycoming Cnty, PA Auth College Rev PA
          College of Technology (AMBAC Insd).......    5.350    07/01/26        6,124,620
 2,125    Pennsylvania St Higher Ed Fac Auth Rev St
          Sys Higher Ed Ser P (AMBAC Insd).........    5.000    12/15/16        2,156,918
 8,500    Philadelphia, PA (FSA Insd)..............    5.250    09/15/25        8,585,085
 1,520    Philadelphia, PA Gas Wks Rev 14th Ser
          (FSA Insd)...............................    6.375    07/01/14        1,641,661

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY       VALUE
          PENNSYLVANIA (CONTINUED)
$  730    Philadelphia, PA Gas Wks Rev 14th Ser
          (Prerefunded @ 07/01/03) (FSA Insd)......    6.375%   07/01/14   $      794,101
 8,085    Philadelphia, PA Wtr & Wastewtr Rev (FSA
          Insd)....................................    5.000    06/15/16        8,112,732
                                                                           --------------
                                                                               41,757,522
                                                                           --------------
          SOUTH CAROLINA  0.1%
 1,480    South Carolina St Pub Svc Auth Ser A Rfdg
          (FSA Insd) (a)...........................    5.500    01/01/17        1,544,173
                                                                           --------------

          SOUTH DAKOTA  3.2%
 1,100    Rapid City, SD Sales Tax Rev Rfdg (AMBAC
          Insd) (a)................................    5.500    06/01/05        1,179,629
 1,165    Rapid City, SD Sales Tax Rev Rfdg (AMBAC
          Insd) (a)................................    5.500    06/01/06        1,258,468
 1,220    Rapid City, SD Sales Tax Rev Rfdg (AMBAC
          Insd) (a)................................    5.500    06/01/07        1,319,528
 1,290    Rapid City, SD Sales Tax Rev Rfdg (AMBAC
          Insd) (a)................................    5.500    06/01/08        1,391,755
 1,355    Rapid City, SD Sales Tax Rev Rfdg (AMBAC
          Insd) (a)................................    5.500    06/01/09        1,462,492
 1,430    Rapid City, SD Sales Tax Rev Rfdg (AMBAC
          Insd) (a)................................    5.500    06/01/10        1,543,084
 1,585    Rapid City, SD Sales Tax Rev Rfdg (AMBAC
          Insd) (a)................................    5.500    06/01/12        1,685,061
13,860    Sioux Falls, SD Sales Tax Rev
          (Prerefunded @ 11/15/03) (AMBAC Insd)....    5.450    11/15/14       15,006,499
 1,000    Sioux Falls, SD Sales Tax Rev Ser B Rfdg
          (AMBAC Insd).............................    5.500    11/15/12        1,100,140
 1,000    Sioux Falls, SD Sales Tax Rev Ser B Rfdg
          (AMBAC Insd).............................    5.500    11/15/14        1,083,540
 5,205    South Dakota St Lease Rev Trust Ctfs Ser
          A (FSA Insd).............................    6.625    09/01/12        6,266,091
 4,000    South Dakota St Lease Rev Trust Ctfs Ser
          A (FSA Insd).............................    6.700    09/01/17        4,873,960
                                                                           --------------
                                                                               38,170,247
                                                                           --------------
          TENNESSEE  0.6%
 1,000    Putnam Cnty, TN Rfdg (FGIC Insd).........    5.250    04/01/18        1,052,650
 6,000    Tennergy Corp, TN Gas Rev (MBIA Insd)....    4.125    06/01/09        5,856,900
                                                                           --------------
                                                                                6,909,550
                                                                           --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY       VALUE
          TEXAS  12.5%
$2,075    Alamo, TX Cmnty College Dist Combined Fee
          Rfdg (FSA Insd)..........................    5.000%   11/01/21   $    2,034,953
 2,160    Alamo, TX Cmnty College Dist Combined Fee
          Rfdg (FSA Insd)..........................    5.000    11/01/22        2,114,424
 3,000    Amarillo, TX Hlth Fac Corp Hosp Rev High
          Plains Baptist Hosp (Inverse Fltg)
          (Prerefunded @ 01/01/02) (FSA Insd)......   10.264    01/03/22        3,183,750
16,145    Austin, TX Util Sys Rev Rfdg (FSA
          Insd)....................................    5.000    11/15/11       16,787,248
12,500    Austin, TX Util Sys Rev Ser A Rfdg (MBIA
          Insd)....................................     *       11/15/10        8,415,875
 5,000    Brazos River Auth, TX Rev Houston Inds
          Inc Proj Ser C (AMBAC Insd)..............    5.125    05/01/19        5,000,100
15,400    Dallas Cnty, TX Util & Reclamation Dist
          Ser B Rfdg (AMBAC Insd)..................    5.875    02/15/29       16,112,866
 5,000    El Paso, TX Ctfs Oblig (FSA Insd)........    5.750    08/15/25        5,208,100
 3,745    Galveston, TX Rfdg (AMBAC Insd)..........    5.250    05/01/21        3,782,750
 1,135    Galveston, TX Rfdg (AMBAC Insd)..........    5.250    05/01/23        1,143,024
 3,000    Harris Cnty, TX Toll Rd Sr Lien Rfdg
          (FGIC Insd)..............................    5.000    08/15/16        3,017,250
 4,915    Harris Cnty, TX Toll Rd Sr Lien Rfdg
          (MBIA Insd)..............................    5.125    08/15/17        4,981,795
 1,000    Harris Cnty-Houston, TX Sports Sr Lien
          Ser A Rfdg (MBIA Insd)...................    5.250    11/15/26        1,002,660
 2,000    Houston, TX Forward Pub Impt Ser B Rfdg
          (FSA Insd) (a)...........................    5.500    03/01/18        2,072,620
12,400    Houston, TX Wtr & Swr Sys Rev Cap Apprec
          Ser A Rfdg (FSA Insd)....................     *       12/01/20        4,470,324
 7,000    Houston, TX Wtr & Swr Sys Rev Jr Lien Ser
          A Rfdg (FSA Insd)........................    5.500    12/01/16        7,404,740
 3,500    Houston, TX Wtr & Swr Sys Rev Jr Lien Ser
          A Rfdg (FSA Insd)........................    5.500    12/01/17        3,670,730
 3,990    Houston, TX Wtr & Swr Sys Rev Jr Lien Ser
          A Rfdg (FSA Insd)........................    5.000    12/01/18        3,969,252
 4,195    Houston, TX Wtr & Swr Sys Rev Jr Lien Ser
          A Rfdg (FSA Insd)........................    5.000    12/01/19        4,142,940
 1,790    Laredo, TX Cmnty College Dist Combined
          Fee Rev Bldg Rfdg (AMBAC Insd)...........    5.300    08/01/26        1,803,067
 9,905    Lower Colorado River Auth TX Rev & Impt
          Rfdg (FSA Insd)..........................    5.000    05/15/22        9,698,481
 1,000    Montgomery Cnty, TX Cap Apprec Rfdg (MBIA
          Insd)....................................     *       03/01/16          467,880

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY       VALUE
          TEXAS (CONTINUED)
$1,305    Montgomery Cnty, TX Cap Apprec Rfdg (MBIA
          Insd)....................................     *       03/01/17   $      571,760
 1,000    San Antonio, TX Indpt Sch Dist Pub Fac
          Corp Lease Rev (AMBAC Insd)..............    5.850%   10/15/10        1,089,580
 1,750    Tarrant Cnty, TX Hlth Fac Dev Corp Hlth
          Sys Rev Ser B (Escrowed to Maturity)
          (FGIC Insd)..............................    5.000    09/01/15        1,845,690
35,105    Texas St Tpk Auth Dallas Northtwy George
          Bush Tpk (FGIC Insd).....................    5.250    01/01/23       35,278,419
                                                                           --------------
                                                                              149,270,278
                                                                           --------------
          UTAH  0.9%
   710    Provo, UT Elec Rev 1984 Ser A Rfdg
          (Escrowed to Maturity) (AMBAC Insd)......   10.375    09/15/15        1,016,152
 6,835    Utah St Muni Fin Co-op Loc Govt Rev Pool
          Cap Salt Lake (FSA Insd).................     *       03/01/09        4,990,917
 4,540    West Vly City, UT Muni Bldg Lease Ser A
          Rfdg (AMBAC Insd)........................    4.750    04/15/19        4,385,141
                                                                           --------------
                                                                               10,392,210
                                                                           --------------
          VIRGINIA  0.4%
 4,000    Loudoun Cnty, VA Ctfs Partn (FSA Insd)...    6.800    03/01/14        4,434,760
                                                                           --------------

          WASHINGTON  5.7%
10,275    Clark Cnty, WA Pub Util Dist No 001 Elec
          Rev (FSA Insd)...........................    5.125    01/01/20       10,309,216
 2,990    Clark Cnty, WA Pub Util Dist No 001 Wtr
          Rev (FSA Insd)...........................    5.125    01/01/20        3,000,914
11,340    Energy Northwest WA Elec Rev Columbia
          Generating Ser A Rfdg (FSA Insd).........    5.500    07/01/17       11,946,463
 4,500    Energy Northwest WA Elec Rev Proj No 3
          Ser A Rfdg (FSA Insd)....................    5.500    07/01/17        4,740,660
14,500    Energy Northwest WA Elec Rev Proj No 3
          Ser A Rfdg (FSA Insd)....................    5.500    07/01/18       15,201,075
 2,335    Grant Cnty, WA Pub Util Dist No 2 Priest
          Rapids Hydro Elec Rev Second Ser C Rfdg
          (AMBAC Insd).............................    6.000    01/01/17        2,497,002
 1,025    Grant Cnty, WA Pub Util Dist No 2 Wanapum
          Hydro Elec Rev Second Ser C Rfdg (AMBAC
          Insd)....................................    6.000    01/01/17        1,096,115
 4,335    Mason Cnty, WA Sch Dist (FGIC Insd)......    5.125    12/01/20        4,335,000
   350    Pierce Cnty, WA Swr Rev Ser A (Escrowed
          to Maturity) (MBIA Insd).................    9.000    02/01/05          416,458

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY       VALUE
          WASHINGTON (CONTINUED)
$2,000    Seattle, WA Muni Lt & Pwr Rev Impt Rfdg
          (FSA Insd)...............................    5.500%   03/01/18   $    2,087,340
 5,000    Spokane, WA Regl Solid Waste Mgmt Sys Rev
          (Prerefunded @ 12/01/02) (AMBAC Insd)....    6.250    12/01/11        5,300,150
 3,090    Washington St Pub Pwr Supply Sys Nuclear
          Proj No 1 Rev Ser A Rfdg (AMBAC Insd)....    5.700    07/01/09        3,384,323
 3,150    Washington St Ser R 99A Rfdg (FGIC
          Insd)....................................    5.000    01/01/17        3,175,515
                                                                           --------------
                                                                               67,490,231
                                                                           --------------
          WISCONSIN  1.8%
 2,325    Appleton, WI Wtrwks Rev Rfdg (FGIC Insd)
          (a)......................................    5.375    01/01/18        2,391,960
 1,300    Kaukauna, WI Area Sch Dist Rfdg (FSA
          Insd)....................................    4.850    03/01/17        1,289,223
 1,000    Kenosha Cnty, WI Ser A Rfdg (FGIC Insd)
          (a)......................................    5.000    03/01/17        1,007,140
 1,150    Middleton-Cross Plains Area, WI Sch Dist
          Rfdg (MBIA Insd).........................    5.000    04/01/20        1,128,898
 1,505    Oak Creek Franklin, WI Jt Sch Dist Rfdg
          (FGIC Insd) (a)..........................    5.500    04/01/17        1,582,899
 1,635    Oak Creek Franklin, WI Jt Sch Dist Rfdg
          (FGIC Insd) (a)..........................    5.500    04/01/19        1,700,645
 1,000    Pleasant Prairie, WI Ser C Rfdg (FGIC
          Insd)....................................    5.000    09/01/21          980,800
 1,350    Plover, WI Wtr Sys Rev (AMBAC Insd)......    5.400    12/01/16        1,408,320
 1,500    Plover, WI Wtr Sys Rev (AMBAC Insd)......    5.500    12/01/18        1,561,455
 3,950    Two Rivers, WI Pub Sch Dist Rfdg (FSA
          Insd)....................................    6.000    03/01/18        4,310,872
 3,920    University of Wisconsin Hosp & Clinics
          Auth Rev (FSA Insd)......................    6.200    04/01/29        4,295,614
                                                                           --------------
                                                                               21,657,826
                                                                           --------------
          WYOMING  0.2%
 2,000    Laramie Cnty, WY Hosp Rev Mem Hosp Proj
          (AMBAC Insd).............................    6.700    05/01/12        2,127,340
                                                                           --------------

          PUERTO RICO  0.3%
 3,000    Puerto Rico Indl Tourist Ed Med &
          Environmental Ctl Fac Hosp Aux (MBIA
          Insd)....................................    6.250    07/01/16        3,228,570
                                                                           --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                 COUPON    MATURITY       VALUE
TOTAL LONG-TERM INVESTMENTS  95.5%
  (Cost $1,063,240,164).................................................   $1,135,884,693
SHORT-TERM INVESTMENTS  3.7%
  (Cost $44,170,000)....................................................       44,170,000
                                                                           --------------

TOTAL INVESTMENTS  99.2%
  (Cost $1,107,410,164).................................................    1,180,054,693
OTHER ASSETS IN EXCESS OF LIABILITIES  0.8%.............................        9,990,521
                                                                           --------------
NET ASSETS  100.0%......................................................   $1,190,045,214
                                                                           ==============

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(c) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

AMBAC--AMBAC Indemnity Corp.
BIGI--Bond Investor Guaranty Inc.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2001

ASSETS:
Total Investments (Cost $1,107,410,164).....................  $1,180,054,693
Cash........................................................         730,015
Receivables:
  Investments Sold..........................................      21,642,834
  Interest..................................................      14,590,769
  Fund Shares Sold..........................................       3,520,238
Other.......................................................         156,380
                                                              --------------
    Total Assets............................................   1,220,694,929
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      26,722,136
  Income Distributions......................................       1,228,485
  Fund Shares Repurchased...................................       1,090,882
  Distributor and Affiliates................................         606,311
  Investment Advisory Fee...................................         498,813
Accrued Expenses............................................         311,613
Trustees' Deferred Compensation and Retirement Plans........         191,475
                                                              --------------
    Total Liabilities.......................................      30,649,715
                                                              --------------
NET ASSETS..................................................  $1,190,045,214
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,091,571,020
Net Unrealized Appreciation.................................      72,644,529
Accumulated Net Realized Gain...............................      26,301,619
Accumulated Distributions in Excess of Net Investment
  Income....................................................        (471,954)
                                                              --------------
NET ASSETS..................................................  $1,190,045,214
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,129,649,210 and 58,786,955 shares of
    beneficial interest issued and outstanding).............  $        19.22
    Maximum sales charge (4.75%* of offering price).........             .96
                                                              --------------
    Maximum offering price to public........................  $        20.18
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $49,150,959 and 2,560,293 shares of
    beneficial interest issued and outstanding).............  $        19.20
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $11,245,045 and 586,074 shares of
    beneficial interest issued and outstanding).............  $        19.19
                                                              ==============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended September 30, 2001

INVESTMENT INCOME:
Interest....................................................  $ 63,449,095
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     5,919,482
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $2,755,429, $472,937 and $76,522,
  respectively).............................................     3,304,888
Shareholder Services........................................       872,782
Custody.....................................................       105,642
Legal.......................................................        96,959
Other.......................................................       573,716
                                                              ------------
    Total Expenses..........................................    10,873,469
    Less Credits Earned on Cash Balances....................        80,711
                                                              ------------
    Net Expenses............................................    10,792,758
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 52,656,337
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 28,347,885
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    40,310,572
  End of the Period.........................................    72,644,529
                                                              ------------
Net Unrealized Appreciation During the Period...............    32,333,957
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $ 60,681,842
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $113,338,179
                                                              ============

See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended September 30, 2001 and 2000

                                                    YEAR ENDED            YEAR ENDED
                                                SEPTEMBER 30, 2001    SEPTEMBER 30, 2000
                                                ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................   $   52,656,337        $   58,365,668
Net Realized Gain..............................       28,347,885             2,647,580
Net Unrealized Appreciation During the
  Period.......................................       32,333,957             7,045,806
                                                  --------------        --------------
Change in Net Assets from Operations...........      113,338,179            68,059,054
                                                  --------------        --------------

Distributions from and in Excess of Net
  Investment Income:
  Class A Shares...............................      (52,689,287)          (54,044,808)
  Class B Shares...............................       (1,795,935)           (2,065,598)
  Class C Shares...............................         (303,030)             (300,106)
                                                  --------------        --------------
                                                     (54,788,252)          (56,410,512)
                                                  --------------        --------------

Distributions from Net Realized Gain:
  Class A Shares...............................              -0-              (238,550)
  Class B Shares...............................              -0-               (40,306)
  Class C Shares...............................              -0-               (21,035)
                                                  --------------        --------------
                                                             -0-              (299,891)
                                                  --------------        --------------
Total Distributions............................      (54,788,252)          (56,710,403)
                                                  --------------        --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................       58,549,927            11,348,651
                                                  --------------        --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......................      118,855,941           130,042,291
Net Asset Value of Shares Issued Through
  Dividend Reinvestment........................       39,363,000            40,567,000
Cost of Shares Repurchased.....................     (161,702,324)         (290,402,820)
                                                  --------------        --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.................................       (3,483,383)         (119,793,529)
                                                  --------------        --------------
TOTAL INCREASE/DECREASE IN NET ASSETS..........       55,066,544          (108,444,878)
NET ASSETS:
Beginning of the Period........................    1,134,978,670         1,243,423,548
                                                  --------------        --------------
End of the Period (Including accumulated
  undistributed net investment income of
  ($471,954) and $1,659,961, respectively).....   $1,190,045,214        $1,134,978,670
                                                  ==============        ==============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                 NINE
                                                                MONTHS         YEAR ENDED
                                 YEAR ENDED SEPTEMBER 30,        ENDED        DECEMBER 31,
CLASS A SHARES                ------------------------------   SEPT. 30,   -------------------
                                2001       2000       1999       1998        1997       1996
                              ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............  $  18.27   $  18.08   $  19.96   $  19.63    $  19.24   $  19.55
                              --------   --------   --------   --------    --------   --------
  Net Investment Income.....       .86        .91        .91        .71         .97        .98
  Net Realized and
    Unrealized Gain/Loss....       .98        .17      (1.64)       .37         .55       (.30)
                              --------   --------   --------   --------    --------   --------
Total from Investment
  Operations................      1.84       1.08       (.73)      1.08        1.52        .68
                              --------   --------   --------   --------    --------   --------
Less:
  Distributions from and in
    Excess of Net Investment
    Income..................       .89        .88        .92        .72         .97        .99
  Distributions from Net
    Realized Gain...........       -0-        .01        .23        .03         .16        -0-
                              --------   --------   --------   --------    --------   --------
Total Distributions.........       .89        .89       1.15        .75        1.13        .99
                              --------   --------   --------   --------    --------   --------
NET ASSET VALUE, END OF THE
  PERIOD....................  $  19.22   $  18.27   $  18.08   $  19.96    $  19.63   $  19.24
                              ========   ========   ========   ========    ========   ========

Total Return (a)............    10.28%      6.13%     -3.80%      5.61%*      8.19%      3.65%
Net Assets at End of the
  Period (In millions)......  $1,129.6   $1,086.6   $1,178.3   $1,353.9    $1,283.5   $1,283.7
Ratio of Expenses to Average
  Net Assets (b)............      .90%       .90%       .92%       .90%        .92%       .95%
Ratio of Net Investment
  Income to Average Net
  Assets (b)................     4.55%      5.10%      4.77%      4.85%       5.07%      5.11%
Portfolio Turnover..........       80%        69%        92%        62%*        82%        92%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and the Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                NINE
                                                               MONTHS       YEAR ENDED
                                   YEAR ENDED SEPTEMBER 30,     ENDED      DECEMBER 31,
CLASS B SHARES                     ------------------------   SEPT. 30,   ---------------
                                    2001     2000     1999      1998       1997     1996
                                   ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................   $18.26   $18.08   $19.96    $19.63     $19.24   $19.55
                                   ------   ------   ------    ------     ------   ------
  Net Investment Income.........      .70      .78      .76       .60        .82      .83
  Net Realized and Unrealized
    Gain/Loss...................      .99      .15    (1.64)      .37        .55     (.30)
                                   ------   ------   ------    ------     ------   ------
Total from Investment
  Operations....................     1.69      .93     (.88)      .97       1.37      .53
                                   ------   ------   ------    ------     ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income......................      .75      .74      .77       .61        .82      .84
  Distributions from Net
    Realized Gain...............      -0-      .01      .23       .03        .16      -0-
                                   ------   ------   ------    ------     ------   ------
Total Distributions.............      .75      .75     1.00       .64        .98      .84
                                   ------   ------   ------    ------     ------   ------
NET ASSET VALUE, END OF THE
  PERIOD........................   $19.20   $18.26   $18.08    $19.96     $19.63   $19.24
                                   ======   ======   ======    ======     ======   ======
Total Return (a)................    9.42%    5.25%   -4.60%     5.07%*     7.36%    2.83%
Net Assets at End of the Period
  (In millions).................   $ 49.2   $ 43.0   $ 56.8    $ 71.9     $ 70.1   $ 71.6
Ratio of Expenses to Average Net
  Assets (b)....................    1.69%    1.68%    1.68%     1.66%      1.69%    1.74%
Ratio of Net Investment Income
  to Average Net Assets (b).....    3.76%    4.34%    3.99%     4.08%      4.29%    4.38%
Portfolio Turnover..............      80%      69%      92%       62%*       82%      92%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                NINE
                                                               MONTHS       YEAR ENDED
                                   YEAR ENDED SEPTEMBER 30,     ENDED      DECEMBER 31,
CLASS C SHARES                     ------------------------   SEPT. 30,   ---------------
                                    2001     2000     1999      1998       1997     1996
                                   ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................   $18.25   $18.08   $19.95    $19.63     $19.24   $19.55
                                   ------   ------   ------    ------     ------   ------
  Net Investment Income.........      .69      .79      .76       .60        .82      .83
  Net Realized and Unrealized
    Gain/Loss...................     1.00      .13    (1.63)      .37        .55     (.30)
                                   ------   ------   ------    ------     ------   ------
Total from Investment
  Operations....................     1.69      .92     (.87)      .97       1.37      .53
                                   ------   ------   ------    ------     ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income......................      .75      .74      .77       .61        .82      .84
  Distributions from Net
    Realized Gain...............      -0-      .01      .23       .04        .16      -0-
                                   ------   ------   ------    ------     ------   ------
Total Distributions.............      .75      .75     1.00       .65        .98      .84
                                   ------   ------   ------    ------     ------   ------
NET ASSET VALUE, END OF THE
  PERIOD........................   $19.19   $18.25   $18.08    $19.95     $19.63   $19.24
                                   ======   ======   ======    ======     ======   ======
Total Return (a)................    9.42%    5.19%   -4.55%     5.02%*     7.36%    2.83%
Net Assets at End of the Period
  (In millions).................   $ 11.2   $  5.4   $  8.3    $  6.8     $  5.6   $  4.9
Ratio of Expenses to Average Net
  Assets (b)....................    1.65%    1.68%    1.68%     1.66%      1.69%    1.74%
Ratio of Net Investment Income
  to Average Net Assets (b).....    3.80%    4.35%    3.99%     4.06%      4.29%    4.37%
Portfolio Turnover..............      80%      69%      92%       62%*       82%      92%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Insured Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust (the "Trust"), a Delaware business trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors a high level of current income exempt from federal income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured municipal securities. The Fund commenced investment operations on December 14, 1984. The distribution of the Fund's Class B and Class C Shares commenced on May 3, 1993 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    In November, 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investments Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investments companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not accrete market discount on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of September 30, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $757,311.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the Federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2001, the Fund intends to utilize its capital loss carryforward of $1,991,890.

    At September 30, 2001, for federal income tax purposes, cost of long- and short-term investments is $1,107,410,164; the aggregate gross unrealized appreciation is $73,364,853 and the aggregate gross unrealized depreciation is $720,324, resulting in net unrealized appreciation on long- and short-term investments of $72,644,529.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to the inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

F. INSURANCE EXPENSES The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

G. EXPENSE REDUCTIONS During the year ended September 30, 2001, the Fund's custody fee was reduced by $80,711 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .525%
Next $500 million...........................................       .500%
Next $500 million...........................................       .475%
Over $1.5 billion...........................................       .450%

    For the year ended September 30, 2001, the Fund recognized expenses of approximately $37,900 representing legal expenses provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Advisor allocates the cost of such services to each fund. For the year ended September 30, 2001, the Fund recognized expenses of approximately $155,900 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2001, the Fund recognized expenses of approximately $689,900. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $132,486 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2001. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligations and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At September 30, 2001, capital aggregated $1,030,723,516, $49,192,760 and
$11,654,744 for Classes A, B and C, respectively. For the year ended September 30, 2001, transactions were as follows:

                                                             SHARES          VALUE
Sales:
  Class A................................................   5,044,693    $  95,170,346
  Class B................................................     909,860       17,262,583
  Class C................................................     339,430        6,423,012
                                                           ----------    -------------
Total Sales..............................................   6,293,983    $ 118,855,941
                                                           ==========    =============
Dividend Reinvestment:
  Class A................................................   2,015,361    $  38,165,436
  Class B................................................      53,346        1,009,926
  Class C................................................       9,902          187,638
                                                           ----------    -------------
Total Dividend Reinvestment..............................   2,078,609    $  39,363,000
                                                           ==========    =============
Repurchases:
  Class A................................................  (7,741,602)   $(146,276,228)
  Class B................................................    (758,254)     (14,306,069)
  Class C................................................     (59,426)      (1,120,027)
                                                           ----------    -------------
Total Repurchases........................................  (8,559,282)   $(161,702,324)
                                                           ==========    =============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

    At September 30, 2000, capital aggregated $1,043,663,962, $45,226,320 and
$6,164,121 for Classes A, B and C, respectively. For the year ended September 30, 2000, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    6,924,593    $ 122,658,515
  Class B...............................................      281,392        5,044,295
  Class C...............................................      131,015        2,339,481
                                                          -----------    -------------
Total Sales.............................................    7,337,000    $ 130,042,291
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    2,192,824    $  39,253,774
  Class B...............................................       62,202        1,112,560
  Class C...............................................       11,228          200,666
                                                          -----------    -------------
Total Dividend Reinvestment.............................    2,266,254    $  40,567,000
                                                          ===========    =============
Repurchases:
  Class A...............................................  (14,817,661)   $(264,704,104)
  Class B...............................................   (1,127,106)     (20,224,429)
  Class C...............................................     (306,099)      (5,474,287)
                                                          -----------    -------------
Total Repurchases.......................................  (16,250,866)   $(290,402,820)
                                                          ===========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended September 31, 2001 and 2000, 404,147 and 340,832 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended September 31, 2001 and 2000, no Class C Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and Class C Shares will be imposed on most

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the year ended September 30, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $111,300 and CDSC on redeemed shares of approximately $76,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $896,669,851 and $890,286,234, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation.

    The Fund invests in indexed securities. These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

floating rate rises, the coupon is reduced. Conversely as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended September 30, 2001, are payments retained by Van Kampen of approximately $614,100 and payments made to Morgan Stanley DW, Inc., an affiliate of the Adviser, of approximately $71,700.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Insured Tax Free Income
Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Insured Tax Free Income Fund (the "Fund"), as of September 30, 2001, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the indicated years in the period ended September 30, 1999 were audited by other auditors whose report dated November 5, 1999 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at September 30, 2001, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP
Chicago, Illinois
November 6, 2001

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN INSURED TAX FREE INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN * - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the fund during its taxable year ended September 30, 2001. The fund designated 99.7% of the income distributions as a tax-exempt income distribution. In January 2001, the Fund provided tax information to shareholders for the 2000 calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
32, 332, 532                                                   Member NASD/SIPC.
TFIN ANR 11/01                                                  4495K01-AP-11/01

                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4
          PERFORMANCE OF A $10,000 INVESTMENT       6

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       7
                TWELVE-MONTH DIVIDEND HISTORY       7
                              TOP FIVE STATES       8
                             TOP FIVE SECTORS       8
              Q&A WITH YOUR PORTFOLIO MANAGER       9
                            GLOSSARY OF TERMS      13

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      14
                         FINANCIAL STATEMENTS      37
                NOTES TO FINANCIAL STATEMENTS      43
               REPORT OF INDEPENDENT AUDITORS      51

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      52
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      53

With four generations of investment management experience, we understand market declines--and that opportunities may arise at any time.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
October 19, 2001

Dear Shareholder,

Recent events, market fluctuations and a worldwide economic slowdown affected everyone in 2001. We at Van Kampen understand how disconcerting these tragic events are, that's why we continue to stress the importance of long-term investing--a prudent strategy for dealing with uncertain markets.

To help you put recent events--and your fund's performance--into perspective, we've prepared this informative report. It examines how your fund's portfolio manager invested the fund's assets and how those investments performed. Inside you'll find an interview with the fund manager, a complete list of the fund's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information which will help you better understand your investment.

With nearly four generations of investment management experience, we understand market declines--and that new opportunities may arise at any time. So, as you craft an investment strategy that can minimize the impact of future downturns, consider these time-tested investing principles:

- DIVERSIFY--Owning a portfolio that includes a variety of stock and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- BEFORE YOU INVEST, SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. He or she can help assess your situation by reviewing your investment time frame, tolerance for risk, personal savings, and investments and retirement assets. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

Thank you for your continued trust in Van Kampen.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE TRAGIC EVENTS OF SEPTEMBER 11, 2001, HAD A CHILLING EFFECT ON AN ALREADY COOLING U.S. ECONOMY. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, FELL TO -0.4 PERCENT ON AN ANNUALIZED BASIS FOR THE THIRD QUARTER OF 2001.

BUSINESS ACTIVITY DROPPED AS AMERICANS, SHAKEN BY THE TERRORIST ATTACKS, HALTED THEIR DAILY ROUTINES IMMEDIATELY FOLLOWING THE DISASTER. PRIOR TO SEPTEMBER 11, MANY ECONOMIC ANALYSTS HAD PREDICTED THE U.S. ECONOMY WOULD AVOID A RECESSION. BUT, BY THE END OF THE MONTH, ANALYSTS WERE TRYING TO ESTIMATE THE DEPTH AND DURATION OF WHAT MANY PREDICTED WAS AN UNAVOIDABLE RECESSION.

AS THE ANALYSTS'--AND THE COUNTRY'S--COLLECTIVE MOOD DARKENED, POLITICAL SQUABBLES FELL TO THE WAYSIDE. FOCUSED ON BOTH HUMANITARIAN AND ECONOMIC RELIEF EFFORTS, CONGRESS APPROVED A $40 BILLION EMERGENCY PACKAGE THAT EARMARKED $15 BILLION IN AID AND LOANS FOR THE AIRLINE INDUSTRY. FOLLOWING THIS INFLUX OF MONEY, AND WITH ADDITIONAL ECONOMIC STIMULUS PACKAGES HEADED TOWARD APPROVAL, MOST ANALYSTS AGREED THE EVENTS OF SEPTEMBER 11 WOULD HAVE A SIGNIFICANT IMPACT ON THE U.S. ECONOMY. HOWEVER, THE ANALYSTS POINTED OUT, THE ENACTMENT OF AN EMERGENCY FISCAL POLICY MIGHT HELP LESSEN THE ECONOMIC REPERCUSSIONS.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER CONFIDENCE, WHICH HAD WAVERED IN RECENT MONTHS, PLUMMETED AFTER THE TERRORIST ATTACKS. CONSUMERS WERE FURTHER SHAKEN BY ONGOING REPORTS OF MASS LAYOFFS AND LARGE-SCALE JOB-CUTS IN THE AIRLINE INDUSTRY. CONSUMER SPENDING, WHICH FUELS TWO-THIRDS OF U.S. ECONOMIC GROWTH, DROPPED DRAMATICALLY AS THE COUNTRY WATCHED THE EVENTS IN WASHINGTON D.C., NEW YORK AND PENNSYLVANIA.

UNEMPLOYMENT LEVELS WERE ON THE RISE THROUGHOUT THE REPORTING PERIOD. BY THE END OF SEPTEMBER 2001, THE UNEMPLOYMENT RATE WAS 4.9 PERCENT.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.50 PERCENT CUT ON SEPTEMBER 17--THE EIGHTH RATE-CUT TO OCCUR BETWEEN JANUARY 1 AND SEPTEMBER 30, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 3.0 PERCENT. (NOTE: ON OCTOBER 2, 2001, IN AN ATTEMPT TO BOLSTER THE WEAKENING ECONOMY, THE FED CUT INTEREST RATES BY AN ADDITIONAL 0.50 PERCENT. THIS WAS THE NINTH RATE-CUT SINCE JANUARY 1, 2001.)

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.6 PERCENT IN THE 12 MONTHS ENDED SEPTEMBER 30.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1999--September 30, 2001)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 99                                                                            5.70
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -0.40

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(September 30, 1999--September 30, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of September 30, 2001)

                                       A SHARES        B SHARES   C SHARES
------------------------------------------------------------------------------
One-year total return based on
NAV(1)                                    5.46%           4.71%      4.71%
------------------------------------------------------------------------------
One-year total return(2)                  0.47%           0.72%      3.71%
------------------------------------------------------------------------------
Five-year average annual total
return(2)                                 3.24%           3.21%      3.45%
------------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 4.41%             N/A        N/A
------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 6.48%           4.45%(3)    3.92%
------------------------------------------------------------------------------
Commencement date                      06/28/85        04/30/93   08/13/93
------------------------------------------------------------------------------
Distribution rate(4)                      5.35%           4.89%      4.89%
------------------------------------------------------------------------------
Taxable-equivalent distribution
rate(5)                                   8.78%           8.03%      8.03%
------------------------------------------------------------------------------
SEC Yield(6)                              5.61%           5.12%      5.13%
------------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares seven years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) Taxable-equivalent calculations reflect a federal income tax rate of 39.1%.

(6) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended September 30, 2001.

    A portion of the interest income may be subject to the federal alternative minimum tax (AMT).

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit www.vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

PERFORMANCE OF A $10,000 INVESTMENT

(September 30, 1991--September 30, 2001)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                                                  LEHMAN BROTHERS MUNICIPAL BOND
                                                                                                  INDEX IS AN UNMANAGED, BROAD-
                                                                                                  BASED STATISTICAL COMPOSITE OF
                                                                 TAX FREE HIGH INCOME FUND*             MUNICIPAL BONDS.+
                                                                 --------------------------       ------------------------------
9/91                                                                        9525                              10000
                                                                            9734                              10336
                                                                            9696                              10367
                                                                            9861                              10760
9/92                                                                        9744                              11046
                                                                            9742                              11247
                                                                            9996                              11664
                                                                           10364                              12046
9/93                                                                       10904                              12453
                                                                           11283                              12628
                                                                           10652                              11934
                                                                           10729                              12067
9/94                                                                       10874                              12149
                                                                           10727                              11975
                                                                           11381                              12821
                                                                           11563                              13131
9/95                                                                       11869                              13509
                                                                           12392                              14066
                                                                           12150                              13896
                                                                           12261                              14003
9/96                                                                       12502                              14325
                                                                           12789                              14690
                                                                           12849                              14656
                                                                           13200                              15161
9/97                                                                       13632                              15618
                                                                           13947                              16042
                                                                           14150                              16226
                                                                           14349                              16473
9/98                                                                       14784                              16979
                                                                           14781                              17081
                                                                           14862                              17233
                                                                           14649                              16928
9/99                                                                       14413                              16860
                                                                           14175                              16728
                                                                           14332                              17219
                                                                           14362                              17479
9/00                                                                       14596                              17902
                                                                           14658                              18685
                                                                           14978                              19100
                                                                           15088                              19226
9/01                                                                       15393                              19765

This chart compares your fund's performance to that of the Lehman Brothers Municipal Bond Index over time.

This index is an unmanaged broad-based, statistical composite and its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (4.75% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The returns above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
 * Wiesenberger(R)
 (+) Lehman Brothers

                                                 PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of September 30, 2001
- AAA/Aaa............  15.8%   [PIE CHART]
- AA/Aa..............   2.8%
- A/A................   7.8%
- BBB/Baa............   4.7%
- BB/Ba..............   2.6%
- B/B................   1.2%
- Non-Rated..........  65.1%
As of September 30, 2000
- AAA/Aaa............  14.9%   [PIE CHART]
- AA/Aa..............   0.6%
- A/A................   6.7%
- BBB/Baa............   9.4%
- BB/Ba..............   3.2%
- B/B................   1.1%
- Non-Rated..........  64.1%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended September 30, 2001)
[BAR GRAPH]

10/00                                                                            0.062
11/00                                                                            0.062
12/00                                                                            0.062
1/01                                                                             0.062
2/01                                                                             0.062
3/01                                                                             0.062
4/01                                                                             0.062
5/01                                                                             0.062
6/01                                                                             0.062
7/01                                                                             0.062
8/01                                                                             0.062
9/01                                                                             0.062

The dividend history represents dividends that were paid on the fund's Class A shares and is no guarantee of the fund's future dividends.

TOP FIVE STATES

(as a percentage of long-term investments--September 30, 2001)

Texas                                                        9.8%
---------------------------------------------------------------------
Pennsylvania                                                 9.4%
---------------------------------------------------------------------
Illinois                                                     9.3%
---------------------------------------------------------------------
Florida                                                      8.9%
---------------------------------------------------------------------
New York                                                     6.2%
---------------------------------------------------------------------

Subject to change daily.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                     SEPTEMBER 30, 2001                 SEPTEMBER 30, 2000
                                                                     ------------------                 ------------------
Other Care                                                                  24.5                               15.1
Industrial Revenue                                                          12.9                               17.7
Multi-Family Housing                                                        11.6                               12.6
Health Care                                                                 10.9                               13.5
Tax District                                                                 8.8                                  7

   Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy securities in the sectors shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed. Securities are classified by sectors that represent broad groupings of related industries.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN TAX FREE HIGH INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE
MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE PAST 12 MONTHS.
DENNIS PIETRZAK, PORTFOLIO MANAGER, HAS MANAGED THE FUND SINCE 2000 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1968. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2001.

The investment teams that manage the Van Kampen funds extend their condolences to those touched by the tragic events of September 11, 2001. Please know that our thoughts are with all those who have been affected.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED IN THE LAST 12 MONTHS, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   The market environment of the
past year has been dominated by the effects of the faltering U.S. economy. It seems hard to imagine that one year ago both investors and the Federal Reserve Board (the "Fed") were worried about inflation. Those worries disappeared when growth slowed drastically in the second half of 2000, with gross domestic product (GDP) falling by half in the third quarter, and then half again to an anemic 1 percent in the fourth quarter of 2000.

    The slowing economy had predictable effects, including widespread layoffs and deteriorating conditions for business investment. As you would expect, these circumstances proved harmful for credits that are closely tied to the economic cycle. Industrial bonds were especially hard hit.

    The severity and suddenness of the slowdown led the Fed to shift its attention rapidly from fighting inflation to avoiding recession. Acting between scheduled meetings, the Fed cut interest rates on January 3, 2001 by 50 basis points. This was only the first of eight cuts over the period ending September 30, 2001 for a total of 350 basis points or three and one-half percentage points.

    These interest rate cuts brought rates down across the yield curve, but were especially effective at the short end of the curve. This had the result of steepening the curve significantly as short- and intermediate-term paper rallied strongly.

    Uncertainty surrounding the slowing economy led many investors to seek out the relative stability of bonds. This preference for stability produced large cash inflows for all types of bond funds. While this money was initially put to work in higher-rated issues in consideration of the weakness in the economy, by April spreads in lower-grade credits also started to compress as more money flowed into the bond markets.

    The general decline in interest rates led municipalities to increase their issuance of debt to take advantage of lower financing costs. For the year ended September 30, overall issuance was up 34 percent from the year earlier. Slowing economic conditions also led investors to pay more attention to credit quality, with the result that issuance of insured paper was up 56 percent over the same period.

    While they occurred at the end of the period, the tragic events of September 11 had a large economic impact. Economic activity came to a temporary standstill nationwide and across industries, and the travel sector was especially hard hit. Employment, which had been weak to begin with, fell sharply as companies announced layoffs as part of a general move to cut costs to address a markedly weaker future.

    In this environment, the fund generated a total return of 5.46 percent for the 12-month period ended September 30, 2001. The fund continued to provide shareholders with what we believe is an attractive level of income, as its monthly dividend of $0.0620 per Class A share translates to a distribution rate of 5.35 percent based on the fund's maximum offering price as of September 30, 2001. Performance information for the fund reflects Class A shares at net asset value including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding a maximum sales charge of 4.75 percent; if the maximum sales charge were included, the would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Of course, past performance is no guarantee of future results. Performance of other share classes will vary. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Municipal Bond Index posted a total return of 10.40 percent for the same period. The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID YOU MANAGE THE FUND
    IN LIGHT OF THESE CONDITIONS?

A   Our strategy in general has been to
bring the fund into a slightly more conservative stance. At the beginning of the period, 78 percent of the portfolio was invested in credits rated BBB or lower. We sold some of those lower-rated credits and bought higher-quality issues. In the process, lower-rated credits were reduced to 74 percent of long-term investments.

    We also shortened the fund's duration and adjusted its coupon structure. The fund entered the period with a mild coupon barbell-type structure, balanced between long-duration zero coupon bonds and high-yield current coupon bonds. We sold out of the zeros and took advantage of attractive intermediate issues in the marketplace to further diversify the fund's holdings and bring its duration in line with our target.

    The fund's sector holdings were generally stable over the period, with the exception of other care. The other care sector includes assisted care, long-term care, social service and nursing care facilities. The market offered many compelling opportunities in this sector at attractive valuations, and we increased the portfolio's long-term investment weighting from 9 to 23.6 percent. We also added selectively to the fund's tax district exposure, which we expect to benefit from continued strength in the housing market.

    Finally, we have continued the process of divesting the fund of some of its long-term real estate holdings. During the period we were able to sell off some older deals that no longer fit the fund's investment profile, and we are in the process of evaluating more of these bonds.

Q   WHAT SECTORS OF THE
    MARKET WERE YOU MOST CONCERNED ABOUT?

A   As the economy slowed, we
became increasingly concerned about industrial revenue bonds. These issues are highly vulnerable to changes in the economic environment. We also became concerned about the structures of the industrial revenue bonds available in the marketplace, which we felt did not compensate investors for the additional risks entailed.

    In the wake of the events of September 11, we are also concerned about sectors that will be negatively impacted in the coming months. This has led us to be cautious regarding airport bonds and other related corporate issues.

Q   WHAT IS YOUR OUTLOOK FOR
    THE MUNICIPAL MARKET?

A   Our outlook for the near future is
cautiously optimistic. Issuance is likely to remain strong as issuers move to take advantage of the low interest-rate environment we expect to persist for the near future. We anticipate that the Fed will continue to lower interest rates, which we believe will have a positive impact on the bond market in general and on the short end of the yield curve in particular. (Note: On October 2, 2001, the Fed reduced the federal funds rate by a half a percentage point.)

    Equity markets are not likely to recover quickly from the double blows of a slowing economy and an uncertain global future in the wake of September's events. The ongoing volatility in the equity markets has raised the profile of bonds in general as a viable asset allocation for many investors. We expect investors may continue to look on bonds favorably as long as the equity markets continue to be challenging.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

INSURED BOND: A bond insured against default by the bond insurer. If the issuer defaults, the insurance company will take over payments of interest and principal when due. Once a bond is insured, it typically carries the credit rating of the issuer. Most issuers are rated AAA. Municipal bond insurance applies to specific securities held in the portfolio. It does not protect the shareholder against changes in the value of fund shares.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2001
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          MUNICIPAL BONDS  97.4%
          ALABAMA  1.1%
$1,000    Alabama Drinking Wtr Fin Auth Revolving Fd
          Ln Ser C (AMBAC Insd).....................      5.750%    08/15/18   $  1,076,100
 2,000    Alabama Drinking Wtr Fin Auth Revolving Fd
          Ln Ser C (AMBAC Insd).....................      5.375     08/15/23      2,045,720
 2,000    Alabama Wtr Pollutn Ctl Auth (AMBAC
          Insd).....................................      5.750     08/15/18      2,152,200
   240    Mobile, AL Indl Dev Brd Solid Waste Disp
          Rev Mobile Energy Svcs Co Proj Rfdg (a)
          (j).......................................      6.950     01/01/20         14,414
 1,395    Valley, AL Spl Care Fac Fin Auth Rev
          Lanier Mem Hosp Ser A.....................      5.600     11/01/16      1,253,031
 2,050    Valley, AL Spl Care Fac Fin Auth Rev
          Lanier Mem Hosp Ser A.....................      5.650     11/01/22      1,761,196
 3,290    West Jefferson Cnty, AL Amusement & Pub Pk
          Auth (a)..................................      6.375     02/01/29      1,028,125
                                                                               ------------
                                                                                  9,330,786
                                                                               ------------
          ALASKA  0.5%
 1,740    Alaska Indl Dev & Expt Auth Williams Lynxs
          AK Cargoport..............................      7.800     05/01/14      1,756,478
 2,000    Juneau, AK City & Borough Rev Saint Anns
          Care Ctr Proj.............................      6.875     12/01/25      1,975,380
                                                                               ------------
                                                                                  3,731,858
                                                                               ------------
          ARIZONA  2.8%
 6,169    Chandler, AZ Indl Dev Auth Rev Chandler
          Fin Ctr Proj Ser 1986 (a).................      9.875     12/01/16      3,454,721
 1,000    Maricopa Cnty, AZ Indl Dev Auth AZ Charter
          Sch Proj 1 Ser A..........................      6.625     07/01/20      1,049,710
 1,000    Maricopa Cnty, AZ Indl Dev Auth Horizon
          Cmnty Learning Ctr Proj 1 Ser A...........      7.125     06/01/10      1,059,510
 4,000    Maricopa Cnty, AZ Indl Dev Auth
          Multi-Family Hsg Rev Natl Hlth Facs II
          Proj B (b)................................      6.625     07/01/33      3,732,560
 2,605    Maricopa Cnty, AZ Indl Dev Auth Sr Living
          Fac Rev Christian Care Mesa Inc Proj A....      7.750     04/01/15      2,761,170
 2,700    Maricopa Cnty, AZ Uni Sch Dist No 41
          Gilbert Cap Apprec Rfdg (FGIC Insd).......     *          01/01/08      2,103,381

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          ARIZONA (CONTINUED)
$1,500    Peoria, AZ Indl Dev Auth Rev Sierra Winds
          Life Ser A Rfdg...........................      6.500%    08/15/31   $  1,433,445
 2,160    Pima Cnty, AZ Indl Dev Auth Multi-Family
          Rev (b)...................................      6.625     10/01/28      2,074,939
   520    Pima Cnty, AZ Indl Dev Auth Ser A.........      7.250     11/15/18        506,048
   500    Pima Cnty, AZ Indl Dev Auth Ser A.........      8.250     11/15/22        503,970
 1,895    Red Hawk Canyon Cmnty Fac Dist No 2 AZ
          Dist Assmt Rev............................      6.500     12/01/12      1,950,144
 1,000    Tucson, AZ Indl Dev Auth Rev Clarion Santa
          Rita Hotel Ser A Rfdg (b).................      6.375     12/01/16        925,330
 2,160    Tucson, AZ Multi-Family Rev Hsg Catalina
          Asstd Living Ser A........................      6.500     07/01/31      2,045,909
                                                                               ------------
                                                                                 23,600,837
                                                                               ------------
          ARKANSAS  0.3%
 2,000    Arkansas St Dev Fin Auth Hosp Rev WA Regl
          Med Ctr...................................      7.250     02/01/20      2,100,420
                                                                               ------------

          CALIFORNIA  2.3%
 2,000    Abag Fin Auth For Nonprofit Corps CA Ctf
          Part......................................      6.375     11/15/28      1,878,740
 4,895    Contra Costa, CA Home Mtg Fin Auth Home
          Mtg Rev (MBIA Insd).......................     *          09/01/17      2,095,207
 2,500    Corona, CA Ctf Part Vista Hosp Sys Inc Ser
          C (a).....................................      8.375     07/01/11        925,000
 3,550    Foothill/Eastern Tran Corridor Agy CA Toll
          Rd Rev (MBIA Insd)........................     *          01/15/18      1,482,125
 2,705    Healdsburg, CA Ctf Part Nuestro Hosp
          Inc.......................................      6.375     11/01/28      1,819,085
   950    Indio, CA Pub Fin Auth Rev Tax
          Increment.................................      6.500     08/15/27        994,602
 1,955    Lake Elsinore, CA Pub Fin Auth Loc Agy Rev
          Ser F.....................................      7.100     09/01/20      2,098,360
 1,500    Millbrae, CA Residential Fac Rev Magnolia
          of Millbrae Proj Ser A....................      7.375     09/01/27      1,560,960
 2,000    San Jose, CA Multi-Family Hsg Rev Helzer
          Courts Apts Ser A, 144A (c)...............      6.400     12/01/41      1,940,880
 1,000    San Luis Obispo, CA Ctf Part Vista Hosp
          Sys Inc (a)...............................      8.375     07/01/29        370,000
 1,425    Simi Valley, CA Cmnty Dev Agy Coml
          Sycamore Plaza II Rfdg....................      6.000     09/01/12      1,527,058
 1,965    Vallejo, CA Ctf Part Touro Univ...........      7.250     06/01/16      2,031,594
                                                                               ------------
                                                                                 18,723,611
                                                                               ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          COLORADO  2.2%
$2,000    Colorado Hlth Fac Auth Rev Baptist Home
          Assn Ser A................................      6.375%    08/15/24   $  1,582,560
 1,590    Colorado Hlth Fac Auth Rev Christian
          Living Campus Proj........................      6.850     01/01/15      1,587,027
 1,060    Colorado Hlth Fac Auth Rev Christian
          Living Campus Proj........................      7.050     01/01/19      1,061,622
 6,200    Colorado Hlth Fac Auth Rev Christian
          Living Campus Proj (Prerefunded @
          01/01/05).................................      9.000     01/01/25      7,363,306
 1,030    Eagle Riverview Affordable Hsg Corp CO
          Multi-Family Rev Ser A....................      6.300     07/01/29        978,242
    60    East River Regl Santn Dist CO Var Rfdg
          (Variable Rate Coupon)....................      8.250     12/01/08         61,080
   835    Lafayette, CO Indl Dev Rev Rocky Mtn Instr
          Proj A....................................      6.750     10/01/14        798,928
 2,115    Lafayette, CO Indl Dev Rev Rocky Mtn Instr
          Proj A....................................      7.000     10/01/18      1,924,058
 4,059    Skyland Metro Dist, CO Gunnison Cnty Rfdg
          (Variable Rate Coupon)....................      8.250     12/01/08      2,890,079
                                                                               ------------
                                                                                 18,246,902
                                                                               ------------
          CONNECTICUT  0.8%
 1,500    Connecticut St Dev Auth Indl Afco Cargo
          Bldg LLC Proj.............................      8.000     04/01/30      1,537,965
 2,980    Mashantucket Western Pequot Tribe CT Spl
          Rev Ser A, 144A (Prerefunded @ 09/01/07)
          (c).......................................      6.400     09/01/11      3,467,319
 2,000    Mohegan Tribe Indians CT Pub Impt Priority
          Dist (d)..................................      6.250     01/01/31      1,990,400
                                                                               ------------
                                                                                  6,995,684
                                                                               ------------
          DELAWARE  0.2%
 2,170    Wilmington, DE Multi-Family Rent Rev Hsg
          Electra Arms Sr Assoc Proj................      6.250     06/01/28      2,011,199
                                                                               ------------

          DISTRICT OF COLUMBIA  0.4%
 1,000    District of Columbia Rev Methodist Home
          Issue.....................................      6.000     01/01/29        850,120
    85    District of Columbia Ser A-1 (MBIA
          Insd).....................................      6.500     06/01/10        100,681
 2,000    District of Columbia Ser E (FSA Insd).....      6.000     06/01/11      2,140,720
                                                                               ------------
                                                                                  3,091,521
                                                                               ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          FLORIDA  8.7%
$4,135    Escambia Cnty, FL Rev ICF/MR Pensacola
          Care Dev Ctr..............................     10.250%    07/01/11   $  4,193,841
 1,750    Escambia Cnty, FL Rev ICF/MR Pensacola
          Care Dev Ctr Ser A........................     10.250     07/01/11      1,774,902
 2,500    Fishhawk Cmnty Dev Dist of FL Spl Assmt
          Rev.......................................      6.650     05/01/07      2,549,350
 1,515    Fishhawk Cmnty Dev Dist of FL Spl Assmt
          Rev.......................................      7.625     05/01/18      1,640,275
 3,775    Florida Hsg Fin Corp Rev Hsg Beacon Hill
          Apts Ser C................................      6.610     07/01/38      3,628,907
 5,480    Florida Hsg Fin Corp Rev Hsg Cypress Trace
          Apts Ser G................................      6.600     07/01/38      5,312,202
 3,000    Florida Hsg Fin Corp Rev Hsg Westbrook
          Apts Ser U-1..............................      6.450     01/01/39      2,819,550
 4,980    Florida Hsg Fin Corp Rev Hsg Westchase
          Apts Ser B................................      6.610     07/01/38      4,863,418
 1,238    Heritage Harbor Cmnty Dev Dist FL Rev
          Recntl....................................      7.750     05/01/19      1,258,551
   950    Heritage Harbor Cmnty Dev Dist FL Rev Spl
          Assmt Ser A...............................      6.700     05/01/19        966,330
 2,000    Highlands Cnty, FL Hlth Fac Hosp
          Adventist/ Sunbelt Ser A..................      6.000     11/15/31      2,029,280
 1,500    Hillsborough Cnty, FL Hsg Fin Hsg Clipper
          Cove Apts Proj Ser A......................      7.375     07/01/40      1,532,130
   910    Lake Saint Charles, FL Cmnty Dev Dist Spl
          Assmt Rev.................................      7.875     05/01/17        973,709
 3,625    Leon Cnty, FL Ed Fac Auth Rev Southgate
          Residence Hall Ser A Rfdg.................      6.750     09/01/28      3,321,877
 1,500    Marshall Creek Cmnty Dev FL Spl Assmt Ser
          B.........................................      6.750     05/01/07      1,543,005
 1,500    Miromar Lakes Cmnty Dev Dist Ser B........      7.250     05/01/12      1,536,030
   985    Northern Palm Beach Cnty Dist FL Wtr Ctl &
          Impt Unit Dev 16 Rfdg.....................      7.500     08/01/24      1,039,175
 2,050    Orange Cnty, FL Hlth Fac Auth Rev First
          Mtg Orlando Lutheran Twr Rfdg.............      8.625     07/01/20      2,229,436
 2,250    Orange Cnty, FL Hlth Fac Auth Rev First
          Mtg Orlando Lutheran Twr Rfdg.............      8.750     07/01/26      2,431,282
 1,560    Orange Cnty, FL Hlth Fac Auth Rev Hosp
          Adventist Hlth Sys........................      5.875     11/15/11      1,682,148
 1,000    Orange Cnty, FL Hlth Fac Auth Rev Hosp
          Adventist Hlth Sys........................      6.375     11/15/20      1,065,570

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          FLORIDA (CONTINUED)
$2,000    Orange Cnty, FL Hlth Fac Auth Rev
          Westminster Cmnty Care....................      6.600%    04/01/24   $  1,836,100
 2,395    Pinellas Cnty, FL Ed Fac Auth Rev College
          Harbor Proj Ser A.........................      8.250     12/01/21      2,403,359
 6,000    Sarasota Cnty, FL Hlth Fac Auth Hlth Fac
          Sunnyside Pptys...........................      6.700     07/01/25      4,801,980
   930    Stoneybrook West Cmnty Dev Dist FL Spl
          Assmt Rev Ser B...........................      6.450     05/01/10        950,516
19,341    Sun N Lake of Sebring, FL Impt Dist Spl
          Assmt Ser A (a) (e).......................     10.000     12/15/11      5,140,800
   780    Tampa Palms, FL Open Space & Trans Cmnty
          Dev Dist Rev Cap Impt Area 7 Proj.........      8.500     05/01/17        833,173
 1,807    Tara Cmnty Dev Dist 1 FL Cap Impt Rev Ser
          B.........................................      6.750     05/01/10      1,848,760
 1,952    University Square Cmnty Dev Dist FL Cap
          Impt Rev..................................      6.750     05/01/20      2,017,919
 1,384    Vista Lakes Cmnty Dev Dist FL Cap Impt Rev
          Ser B.....................................      6.350     05/01/05      1,396,013
 2,000    Volusia Cnty, FL Indl Dev Auth Bishops
          Glen Proj Rfdg (Prerefunded @ 11/01/06)...      7.625     11/01/26      2,420,900
                                                                               ------------
                                                                                 72,040,488
                                                                               ------------
          GEORGIA  4.0%
 2,000    Americus Sumter Cnty, GA Hosp Auth Rev
          South GA Methodist Ser A Rfdg.............      6.375     05/15/29      1,809,680
18,847    Atlanta, GA Urban Residential Fin Auth
          Multi-Family Mtg Rev Hsg Peachtree Apts
          Proj Ser A................................      8.500     04/01/26     19,109,955
18,847    Atlanta, GA Urban Residential Fin Auth
          Multi-Family Mtg Rev Hsg Peachtree Apts
          Proj Ser C (f)............................      2.400     04/01/26      1,865,857
 2,475    Atlanta, GA Urban Residential Fin Auth
          Multi-Family Rev John Eagan Proj Ser A....      6.750     07/01/30      2,481,138
 1,500    Forsyth Cnty, GA Hosp Auth Rev GA Baptist
          Hlthcare Sys Proj.........................      6.375     10/01/28      1,398,930
 4,000    Fulton Cnty, GA Hsg Auth Multi-Family Hsg
          Rev Azalea Manor Proj Ser A...............      6.500     02/01/28      3,715,280
 2,000    Fulton Cnty, GA Residential Care Sr Lien
          Rha Asstd Living Ser A....................      7.000     07/01/29      1,912,740

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          GEORGIA (CONTINUED)
$1,000    Private Colleges & Univ Auth GA Mercer Hsg
          Corp Proj Ser A...........................      6.000%    06/01/21   $  1,016,850
                                                                               ------------
                                                                                 33,310,430
                                                                               ------------
          IDAHO  0.6%
 1,000    Idaho Hlth Fac Auth Rev Vly Vista Care Ser
          A Rfdg....................................      7.875     11/15/29        982,650
 4,300    Owyhee Cnty, ID Indl Dev Corp Indl Dev Rev
          Envirosafe Svcs of ID Inc.................      8.250     11/01/02      4,284,176
                                                                               ------------
                                                                                  5,266,826
                                                                               ------------
          ILLINOIS  9.1%
 2,500    Bolingbrook, IL Cap Apprec Ser B (MBIA
          Insd).....................................     *          01/01/29        548,925
 2,000    Bolingbrook, IL Spl Svc Area No 01-1......      7.375     07/01/31      2,009,020
 1,675    Bridgeview, IL Tax Increment Rev Rfdg
          (Prerefunded @ 01/01/04)..................      9.000     01/01/11      1,907,590
 1,000    Cary, IL Spl Tax Spl Svc Area No 1
          Cambridge Ser A...........................      7.625     03/01/30      1,063,510
 3,000    Chicago, IL Lakefront Millenium Pkg Fac
          (MBIA Insd) (g)...........................    0/5.700     01/01/25      2,493,180
 3,600    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          United Airls Inc Proj Ser B Rfdg..........      6.100     11/01/35      3,156,084
 2,000    Chicago, IL Pk Dist Hbr Fac Rev...........      5.875     01/01/17      2,136,660
 5,000    Chicago, IL Proj Ser A Rfdg (MBIA Insd)...      5.500     01/01/38      5,155,750
 3,050    Chicago, IL Rev Chatham Ridge Tax
          Increment.................................     10.250     01/01/07      3,108,895
   960    Chicago, IL Tax Increment Alloc Read
          Dunning Ser B (ACA Insd)..................      7.250     01/01/14      1,078,963
 2,000    Chicago, IL Tax Increment Alloc Sub Cent
          Loop Redev Ser A..........................      6.500     12/01/05      2,132,140
 3,000    Chicago, IL Tax Increment Alloc Sub Cent
          Loop Redev Ser A (ACA Insd)...............      6.500     12/01/06      3,350,220
 1,925    Chicago, IL Tax Increment Alloc Sub Cent
          Loop Redev Ser A (ACA Insd)...............      6.500     12/01/08      2,166,241
 1,295    Gilberts, IL Spl Svc Area No 9 Spl Tax Big
          Timber Proj...............................      7.375     03/01/11      1,313,298
 1,245    Gilberts, IL Spl Svc Area No 9 Spl Tax Big
          Timber Proj...............................      7.750     03/01/27      1,286,346
 1,500    Godfrey, IL Rev United Methodist Vlg Ser
          A.........................................      5.875     11/15/29      1,212,855
 2,700    Hoopeston, IL Hosp Cap Impt Rev Hoopeston
          Cmnty Mem Hosp Rfdg.......................      6.550     11/15/29      2,492,316

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          ILLINOIS (CONTINUED)
$1,960    Huntley, IL Increment Alloc Rev Huntley
          Redev Proj Ser A..........................      8.500%    12/01/15   $  2,162,468
   280    Huntley, IL Spl Svc Area No 10 Spl Tax Ser
          A.........................................      6.250     03/01/09        280,560
 2,629    Huntley, IL Spl Svc Area No 10 Spl Tax Ser
          A.........................................      6.500     03/01/29      2,607,232
 1,000    Huntley, IL Spl Svc Area No 7 Spl Tax.....      6.300     03/01/28        966,890
 1,405    Illinois Dev Fin Auth Rev Cmnty Fac Clinic
          Altgeld Proj..............................      8.000     11/15/16      1,473,030
 1,500    Illinois Ed Fac Auth Rev Peace Mem
          Ministries Proj...........................      7.500     08/15/26      1,531,230
 1,000    Illinois Hlth Fac Auth Rev Cent Baptist
          Home Proj.................................      7.125     11/15/29        970,970
 3,000    Illinois Hlth Fac Auth Rev Decatur Mem
          Hosp......................................      5.750     10/01/24      3,037,530
 3,000    Illinois Hlth Fac Auth Rev Fairview Oblig
          Group Ser A Rfdg..........................      7.400     08/15/23      3,015,630
 1,000    Illinois Hlth Fac Auth Rev Lifelink Corp
          Oblig Group Ser B (Prerefunded @
          02/15/05).................................      8.000     02/15/25      1,159,380
 1,200    Illinois Hlth Fac Auth Rev Lutheran Sr
          Ministries Oblig Ser A....................      7.375     08/15/31      1,200,324
 2,000    Illinois Hlth Fac Auth Rev Proctor Cmnty
          Hosp Proj.................................      7.500     01/01/11      1,986,520
   700    Illinois Hlth Fac Auth Rev Silver Cross
          Hosp & Med Rfdg...........................      5.500     08/15/19        686,301
 2,375    Lake Cnty, IL Fst Presv Dist Ld
          Acquisition & Dev.........................      5.750     12/15/16      2,573,431
   675    Lake Cnty, IL Fst Presv Dist Ld
          Acquisition & Dev.........................      5.750     12/15/17        727,191
 5,000    Lake, Cook, Kane & McHenry Cntys, IL Cmnty
          Unit Sch Dist No 22 (FGIC Insd)...........      5.750     12/01/19      5,323,950
 1,250    Montgomery, IL Spl Assmt Impt Lakewood
          Creek Proj................................      7.750     03/01/30      1,291,513
 1,800    Peoria, IL Spl Tax Weaverridge Spl Svc
          Area......................................      8.050     02/01/17      1,956,798
 2,095    Regional Tran Auth IL Ser B (AMBAC
          Insd).....................................      8.000     06/01/17      2,837,238
 3,953    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser A (a)............................      8.375     10/15/16         39,531
 1,547    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser B (a)............................      8.375     10/15/16         15,469

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          ILLINOIS (CONTINUED)
$1,680    Saint Charles, IL Spl Svc Area No 21......      6.625%    03/01/28   $  1,651,104
   985    Sterling, IL Rev Hoosier Care Proj Ser
          A.........................................      7.125     06/01/34        911,056
                                                                               ------------
                                                                                 75,017,339
                                                                               ------------
          INDIANA  2.1%
   825    Crawfordsville, IN Redev Cmnty Redev Dist
          Tax Increment Rev.........................      7.000     02/01/12        837,878
 2,000    East Chicago, IN Exempt Fac Inland Steel
          Co Proj No 14.............................      6.700     11/01/12      1,036,680
 3,000    Indiana Hlth Fac Fin Auth Hosp Rev
          Methodist Hosp Inc........................      5.500     09/15/31      2,961,300
 1,975    Indiana Hlth Fac Fin Auth Rev Hoosier Care
          Proj Ser A................................      7.125     06/01/34      1,828,692
   950    Indiana Hlth Fac Fin Auth Rev Metro Hlth &
          IN Inc Proj...............................      6.300     12/01/23        668,050
 3,000    Indiana Hlth Fac Fin Auth Rev Metro Hlth &
          IN Inc Proj...............................      6.400     12/01/33      2,109,510
 4,000    Indiana St Dev Fin Auth Pollutn Inland
          Steel Co Proj No 13 Rfdg..................      7.250     11/01/11      2,203,360
 3,000    Indianapolis, IN Arpt Auth Rev Spl Fac Fed
          Express Corp Proj.........................      7.100     01/15/17      3,166,320
 2,000    Petersburg, IN Pollutn Ctl Rev IN Pwr &
          Lt........................................      6.375     11/01/29      2,092,680
 1,000    South Bend, IN Econ Dev Rev Ser A.........      6.250     11/15/29        869,880
                                                                               ------------
                                                                                 17,774,350
                                                                               ------------
          IOWA  0.4%
 1,500    Cedar Rapids, IA Rev First Mtg Cottage
          Grove Ser A Rfdg..........................      5.875     07/01/28      1,081,620
 2,000    Estherville, IA Hosp Rev Avera Holy Family
          Proj......................................      6.250     07/01/26      2,041,380
                                                                               ------------
                                                                                  3,123,000
                                                                               ------------
          KANSAS  0.6%
 1,000    Lawrence, KS Coml Dev Rev Holiday Inn Sr
          Ser A Rfdg................................      8.000     07/01/16      1,036,450
 1,000    Manhattan, KS Coml Dev Rev Holiday Inn Sr
          Ser A Rfdg................................      8.000     07/01/16      1,040,890
 1,000    Olathe, KS Sr Living Fac Rev Aberdeen Vlg
          Inc Ser A.................................      8.000     05/15/30      1,020,270
 1,500    Overland Pk, KS Dev Corp Rev First Tier
          Overland Park Ser A.......................      7.375     01/01/32      1,572,900
                                                                               ------------
                                                                                  4,670,510
                                                                               ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          KENTUCKY  1.1%
$2,300    Jefferson Cnty, KY Hosp Rev (Inverse Fltg)
          (MBIA Insd)...............................     10.220%    10/09/08   $  2,518,500
   900    Jefferson Cnty, KY Hosp Rev (Inverse Fltg)
          (Prerefunded @ 10/01/02) (MBIA Insd)......      9.915     10/09/08      1,010,250
 2,000    Kenton Cnty, KY Arpt Brd Rev Spl Fac Delta
          Airl Proj Ser B...........................      7.250     02/01/22      1,855,880
 1,000    Kenton Cnty, KY Arpt Brd Spl Fac Rev
          Mesaba Aviation Inc Proj Ser A............      6.700     07/01/29        950,000
 3,000    Newport, KY Pub Pptys Corp Rev First Mtg
          Pub Pkg & Plaza Ser A 1...................      8.500     01/01/27      3,002,040
                                                                               ------------
                                                                                  9,336,670
                                                                               ------------
          LOUISIANA  1.8%
 4,000    Louisiana Hsg Fin Agy Rev Multi-Family Hsg
          Plantation Ser A (h)......................      7.125     01/01/28      2,600,000
 2,000    Louisiana Loc Govt Envir Fac Hlthcare
          Saint James Place Ser A Rfdg..............      8.000     11/01/29      2,045,560
 1,000    Louisiana Pub Fac Auth Rev Progressive
          Hlthcare..................................      6.375     10/01/20        810,180
 1,000    Louisiana Pub Fac Auth Rev Progressive
          Hlthcare..................................      6.375     10/01/28        773,820
 4,875    Louisiana St Hlth Edl Auth Rev Lambeth
          House Ser A Rfdg..........................      5.250     01/01/05      4,893,574
 3,685    Louisiana St Univ & Agric & Mechanical
          College Univ Rev Master Agreement.........      5.750     10/30/18      3,631,613
                                                                               ------------
                                                                                 14,754,747
                                                                               ------------
          MAINE  0.0%
    25    Maine Hlth & Higher Edl Fac Auth Rev Ser B
          (FSA Insd)................................      7.000     07/01/24         28,298
                                                                               ------------

          MARYLAND  1.4%
 1,000    Baltimore Cnty, MD Mtg Rev Shelter Elder
          Care Ser A................................      7.250     11/01/29        946,270
 1,500    Howard Cnty, MD Retirement Cmnty Rev Ser
          A.........................................      7.875     05/15/21      1,522,020
   925    Maryland St Econ Dev Corp Air Cargo Rev
          Afco Cargo BWI II LLC Proj................      6.250     07/01/07        900,330
 1,260    Maryland St Econ Dev Corp Air Cargo Rev
          Afco Cargo BWI II LLC Proj................      6.500     07/01/24      1,151,993
 1,050    Maryland St Econ Dev Corp Student Hsg Rev
          Collegiate Hsg Foundation Salisbury Ser
          A.........................................      6.000     06/01/30      1,063,409

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          MARYLAND (CONTINUED)
$3,000    Montgomery Cnty, MD Econ Dev Editorial
          Proj In Ed Ser A (b)......................      6.400%    09/01/28   $  2,792,880
 3,000    Prince Georges Cnty, MD Spl Oblig Spl
          Assmt Woodview Ser A......................      8.000     07/01/26      3,367,440
                                                                               ------------
                                                                                 11,744,342
                                                                               ------------
          MASSACHUSETTS  4.5%
 1,000    Massachusetts St Dev Fin Agy Briarwood Ser
          B.........................................      8.000     12/01/22      1,007,550
   975    Massachusetts St Dev Fin Agy Rev Gtr Lynn
          Mental Hlth (b)...........................      7.750     06/01/18        985,364
 3,000    Massachusetts St Dev Fin Agy Rev Hillcrest
          Ed Ctr Inc................................      6.375     07/01/29      3,065,160
 3,000    Massachusetts St Dev Fin Agy Rev Hlthcare
          Fac Alliance Ser A........................      7.100     07/01/32      2,919,240
 1,000    Massachusetts St Dev Fin Agy Rev Mchsp
          Human Svcs Providers Ser A................      8.000     07/01/20      1,006,790
 3,875    Massachusetts St Dev Fin Agy Rev New
          England Ctr For Children..................      6.000     11/01/19      3,285,613
 5,000    Massachusetts St Grant Antic Nts Ser A....      5.750     06/15/15      5,480,600
 3,000    Massachusetts St Hlth & Edl Fac Auth Rev
          (MBIA Insd)...............................      5.000     07/01/13      3,066,630
 1,929    Massachusetts St Hsg Fin Agy Hsg Rev Insd
          Rental Ser A Rfdg (AMBAC Insd)............      6.650     07/01/19      2,025,415
   575    Massachusetts St Indl Fin Agy Rev Dimmock
          Cmnty Hlth Ctr............................      8.000     12/01/06        600,783
 1,085    Massachusetts St Indl Fin Agy Rev Dimmock
          Cmnty Hlth Ctr............................      8.375     12/01/13      1,188,108
   675    Massachusetts St Indl Fin Agy Rev Dimmock
          Cmnty Hlth Ctr............................      8.500     12/01/20        739,355
   715    Massachusetts St Indl Fin Agy Rev First
          Mtg GF/Pilgrim Inc Proj...................      6.500     10/01/15        648,190
 2,000    Massachusetts St Indl Fin Agy Rev First
          Mtg GF/Pilgrim Inc Proj...................      6.750     10/01/28      1,765,860
 2,965    Massachusetts St Indl Fin Agy Rev Gtr Lynn
          Mental Hlth, 144A (c).....................      6.375     06/01/18      2,681,427
 1,055    Massachusetts St Indl Fin Agy Rev Gtr Lynn
          Mental Hlth, 144A--Private Placement
          (c).......................................      6.200     06/01/08      1,005,943
 5,400    Massachusetts St Indl Fin Agy Rev Swr Fac
          Res Ctl Composting........................      9.250     06/01/10      5,419,980
                                                                               ------------
                                                                                 36,892,008
                                                                               ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          MICHIGAN  2.7%
$5,000    Detroit, MI Downtown Dev Auth Tax
          Increment Rev Dev Area No 1 Proj Ser A
          Rfdg (MBIA Insd)..........................      4.750%    07/01/25   $  4,697,950
   960    Detroit, MI Loc Dev Fin Auth Tax Increment
          Ser C.....................................      6.850     05/01/21        975,850
 3,100    Detroit, MI Sewage Disposal Rev (Embedded
          Swap) (FGIC Insd).........................      8.936     07/01/23      3,317,000
 2,390    Meridian, MI Econ Dev Corp Ltd Oblig Rev
          First Mtg Burcham Hills Ser A Rfdg........      7.500     07/01/13      2,476,470
 3,430    Meridian, MI Econ Dev Corp Ltd Oblig Rev
          First Mtg Burcham Hills Ser A Rfdg........      7.750     07/01/19      3,571,693
 5,000    Michigan St Strategic Fd Ltd Detroit
          Edison Pollutn Ctl Ser C Rfdg.............      5.450     09/01/29      5,005,450
10,003    Michigan St Strategic Fd Ltd Oblig Rev
          Great Lakes Pulp & Fiber Proj (a).........      8.000     12/01/27      2,000,595
                                                                               ------------
                                                                                 22,045,008
                                                                               ------------
          MINNESOTA  2.3%
 2,000    Aitkin, MN Hlth Fac Rev Riverwood Hlthcare
          Ctr Proj..................................      7.750     02/01/31      2,013,160
 1,000    Cambridge, MN Hsg & Hlthcare Fac Rev
          Grandview West Proj Ser A.................      6.000     10/01/28        840,430
 2,000    Cambridge, MN Hsg & Hlthcare Fac Rev
          Grandview West Proj Ser B.................      6.000     10/01/33      1,664,860
 2,000    Carlton, MN Hlth & Hsg Fac Intermediate
          Faith Social Svcs Inc Proj................      7.500     04/01/19      2,081,060
 2,500    Dakota Cnty, MN Hsg & Redev...............      6.250     05/01/29      2,359,150
 2,000    Glencoe, MN Hlthcare Fac Rev..............      7.500     04/01/31      2,070,120
 6,890    Minneapolis & Saint Paul, MN Met Northwest
          Airl Proj Ser A...........................      7.000     04/01/25      5,457,569
 1,000    North Saint Paul, MN Multi-Family Rev Hsg
          Cottages North Saint Paul Rfdg............      9.250     02/01/22      1,030,250
 1,500    Saint Paul, MN Port Auth Hotel Fac Rev
          Radisson Kellogg Proj Ser 2 Rfdg..........      7.375     08/01/29      1,483,875
                                                                               ------------
                                                                                 19,000,474
                                                                               ------------
          MISSOURI  2.2%
 1,000    Fenton, MO Tax Increment Rev..............      7.000     10/01/21      1,056,190
   535    Ferguson, MO Tax Increment Rev Crossings
          at Halls Ferry Proj.......................      7.250     04/01/07        558,722
 3,095    Ferguson, MO Tax Increment Rev Crossings
          at Halls Ferry Proj.......................      7.625     04/01/17      3,318,676

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          MISSOURI (CONTINUED)
$  669    Ferguson, MO Tax Increment Rev Crossings
          at Halls Ferry Proj.......................      7.625%    04/01/18   $    715,736
   875    Jefferson Cnty, MO Indl Dev Auth Indl Rev
          Cedars Hlthcare Ctr Proj Ser A Rfdg.......      8.250     12/01/15        931,254
 1,525    Jefferson Cnty, MO Jr College Dist Student
          Hsg Sys Rev Jefferson College.............      7.250     07/01/31      1,535,950
   985    Kansas City, MO Multi-Family Hsg Rev Vlg
          Green Apts Proj...........................      6.250     04/01/30        910,209
 1,000    Saint Louis, MO Indl Dev Auth Rev Sr Lien
          Saint Louis Convention Ser A..............      7.200     12/15/28      1,070,630
 5,000    Saline Cnty, MO Indl Dev Auth Hlth Fac
          Rev.......................................      6.500     12/01/28      4,845,300
 1,000    Sikeston, MO Elec Rev Rfdg (MBIA Insd)....      6.000     06/01/15      1,154,650
 2,000    Valley Park, MO Indl Dev Auth Sr Hsg Rev
          Cape Albeon Proj..........................      6.150     12/01/33      1,724,800
                                                                               ------------
                                                                                 17,822,117
                                                                               ------------
          NEBRASKA  0.1%
 1,000    Nebraska Invt Fin Auth Single Family Mtg
          Rev (Inverse Fltg) (GNMA
          Collateralized)...........................     11.231     10/17/23      1,038,750
                                                                               ------------

          NEVADA  0.2%
 1,500    Clark Cnty, NV Indl Dev Rev Adj NV Pwr Co
          Proj Ser C Rfdg...........................      5.500     10/01/30      1,361,310
                                                                               ------------

          NEW HAMPSHIRE  1.1%
 2,000    New Hampshire Higher Ed & Hlth Fac Auth
          Rev Havenwood-Heritage Heights............      7.350     01/01/18      2,037,700
 2,000    New Hampshire Higher Ed & Hlth Fac Auth
          Rev Havenwood-Heritage Heights............      7.450     01/01/25      2,029,520
 3,225    New Hampshire Higher Ed & Hlth Fac Auth
          Rev Vly Regl Hosp, 144A (c)...............      7.350     04/01/23      3,227,516
 1,000    New Hampshire Hlth & Ed Fac NH College
          Issue.....................................      7.500     01/01/31      1,058,040
 1,000    New Hampshire St Business Fin Auth Rev
          Alice Peck Day Hlth Sys Ser A.............      6.875     10/01/19        975,340
                                                                               ------------
                                                                                  9,328,116
                                                                               ------------
          NEW JERSEY  2.6%
 2,240    Camden Cnty, NJ Impt Auth Lease Rev
          Dockside Refrig...........................      8.400     04/01/24      2,072,000
 2,000    New Jersey Econ Dev Auth Assisted Living
          Rev.......................................      6.750     08/01/30      1,788,260

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          NEW JERSEY (CONTINUED)
$1,000    New Jersey Econ Dev Auth Retirement Cmnty
          Rev Ser A.................................      8.125%    11/15/18   $  1,041,160
 1,440    New Jersey Econ Dev Auth Retirement Cmnty
          Rev Ser A.................................      8.125     11/15/23      1,518,566
 1,000    New Jersey Econ Dev Auth Rev First Mtg
          Winchester Gardens Ser A..................      8.500     11/01/16      1,076,420
 1,500    New Jersey Econ Dev Auth Rev First Mtg
          Winchester Gardens Ser A..................      8.625     11/01/25      1,610,535
 1,000    New Jersey Econ Dev Auth Rev Kapkowsi Rd
          Landfill Ser A............................      6.375     04/01/18      1,048,260
 1,705    New Jersey Econ Dev Auth Rev Kullman Assoc
          Proj Ser A................................      6.125     06/01/18      1,568,293
 2,000    New Jersey Econ Dev Auth Rev Sr Living Fac
          Esplandade................................      7.000     06/01/39      1,816,060
 3,000    New Jersey Econ Dev Auth Rev Sr Mtg Arbor
          Glen Proj Ser A (Prerefunded @
          05/15/06).................................      8.750     05/15/26      3,746,970
   500    New Jersey Econ Dev Auth Rev Sr Mtg Arbor
          Glen Proj Ser A Rfdg......................      6.000     05/15/28        404,795
 1,000    New Jersey Econ Dev Auth Ser A............      8.000     11/15/15      1,053,170
 1,410    New Jersey Hlthcare Fac Fin Auth Rev
          Raritan Bay Med Ctr Issue Rfdg............      7.250     07/01/14      1,436,931
 1,250    New Jersey St Ed Fac Auth Rev Felician
          College of Lodi Ser D.....................      7.375     11/01/22      1,250,625
                                                                               ------------
                                                                                 21,432,045
                                                                               ------------
          NEW MEXICO  0.8%
 5,280    Albuquerque, NM Retirement Fac Rev La Vida
          Llena Proj Ser B Rfdg.....................      6.600     12/15/28      4,651,152
 2,110    Bernalillo Cnty, NM Multi-Family Hsg
          Brentwood Gardens Apt B1..................      6.600     10/15/28      2,032,795
                                                                               ------------
                                                                                  6,683,947
                                                                               ------------
          NEW YORK  6.0%
 1,000    Bethlehem, NY Indl Dev Agy Sr Hsg Rev Van
          Allen Proj Ser A..........................      6.875     06/01/39        933,500
 2,400    Brookhaven, NY Indl Dev Agy Sr Residential
          Hsg Rev Woodcrest Estates Fac Ser A.......      6.375     12/01/37      2,340,216
 1,000    Monroe Cnty, NY Indl Dev Agy Rev Indl Dev
          Empire Sports Proj Ser A..................      6.250     03/01/28        500,000
 2,430    Monroe Cnty, NY Indl Dev Agy Woodland Vlg
          Proj......................................      8.000     11/15/15      2,512,863
 1,965    New York City.............................      6.600     08/01/09      2,060,401

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          NEW YORK (CONTINUED)
$3,000    New York City Indl Dev Agy Civic Fac Rev
          USTA Natl Tennis Ctr Proj (FSA Insd)......      6.250%    11/15/06   $  3,309,030
 1,500    New York City Indl Dev Agy Civic Fac Rev
          USTA Natl Tennis Ctr Proj (FSA Insd)......      6.375     11/15/07      1,678,905
 2,000    New York City Indl Dev Agy Civic Fac Rev
          USTA Natl Tennis Ctr Proj (FSA Insd)......      6.500     11/15/09      2,246,600
 3,000    New York City Indl Dev Agy Field Hotel
          Assoc LP JFK Rfdg.........................      6.000     11/01/28      2,721,630
 2,250    New York City Indl Dev Agy LaGuardia Assoc
          LP Proj Rfdg..............................      5.800     11/01/13      2,108,610
 5,000    New York City Ser A.......................      7.000     08/01/07      5,831,400
 5,000    New York City Ser A.......................      6.000     05/15/30      5,392,100
 3,000    New York City Ser D Rfdg..................      8.000     02/01/05      3,431,730
 1,785    New York City Ser K.......................      5.625     08/01/13      1,930,781
 2,500    New York St Energy Resh & Dev Auth Gas Fac
          Rev (Inverse Fltg)........................      9.866     04/01/20      2,984,375
 2,000    Saratoga Cnty, NY Indl Dev Agy Sr Hsg Rev
          Highpointe at Malta Proj Ser A............      6.875     06/01/39      1,816,980
 1,000    Suffolk Cnty, NY Indl Dev Agy Continuing
          Care Retirement Cmnty Rev.................      7.250     11/01/28      1,049,510
 1,500    Suffolk Cnty, NY Indl Dev Agy Indl Dev Rev
          Spellman High Voltage Fac Ser A...........      6.375     12/01/17      1,418,340
 1,445    Suffolk Cnty, NY Indl Dev Agy Peconic
          Landing Ser A.............................      8.000     10/01/20      1,466,502
 1,000    Syracuse, NY Indl Dev Agy Rev First Mtg
          Jewish Home Ser A.........................      7.375     03/01/31      1,001,830
 1,000    Westchester Cnty, NY Indl Dev Hebrew Hosp
          Sr Hsg Inc Ser A..........................      7.375     07/01/30      1,023,990
 2,000    Yonkers, NY Indl Dev Agy Civic Fac Rev
          Cmnty Dev Pptys Yonkers Inc Ser A.........      6.625     02/01/26      2,131,180
                                                                               ------------
                                                                                 49,890,473
                                                                               ------------
          NORTH CAROLINA  0.6%
 5,510    Charlotte, NC Spl Fac Rev Charlotte
          Douglas Intl Rfdg.........................      5.600     07/01/27      2,651,632
 2,000    North Carolina Med Care Comm First Mtg
          United Methodist Homes....................      7.000     10/01/17      2,007,100
                                                                               ------------
                                                                                  4,658,732
                                                                               ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          NORTH DAKOTA  0.2%
$1,000    Grand Forks, ND Sr Hsg Rev 4000 Vly Square
          Proj......................................      6.250%    12/01/34   $    753,600
   985    Grand Forks, ND Sr Hsg Rev 4000 Vly Square
          Proj......................................      6.375     12/01/34        761,129
                                                                               ------------
                                                                                  1,514,729
                                                                               ------------
          OHIO  1.7%
 1,500    Akron Bath Copley, OH St Twp Hosp Dist Rev
          Summa Hosp................................      5.375     11/15/24      1,345,680
 2,500    Cleveland, OH Wtrwks Rev Ser J Rfdg (FSA
          Insd) (d).................................      5.375     01/01/14      2,685,425
 2,575    Cleveland, OH Wtrwks Rev Ser J Rfdg (FSA
          Insd) (d).................................      5.375     01/01/15      2,741,963
 1,500    Cuyahoga Cnty, OH Multi-Family Rev Hsg
          Park Lane Apts Proj Ser A (a).............      8.250     07/01/28        630,000
 2,760    Dayton, OH Spl Fac Rev Afco Cargo Day LLC
          Proj......................................      6.300     04/01/22      2,467,440
 1,500    Lucas Cnty, OH Hlthcare & Impt Sunset
          Retirement Rfdg...........................      6.500     08/15/20      1,569,390
 2,970    Madison Cnty, OH Hosp Impt Rev Madison
          Cnty Hosp Proj Rfdg.......................      6.400     08/01/28      2,634,746
 3,700    Ohio St Solid Waste Rev Rep Engineered
          Steels Proj (a) (j).......................      8.250     10/01/14        148,000
 1,000    Ohio St Solid Waste Rev Rep Engineered
          Steels Proj (a) (j).......................      9.000     06/01/21         40,000
                                                                               ------------
                                                                                 14,262,644
                                                                               ------------
          OKLAHOMA  1.3%
   750    Langston, OK Econ Dev Langston Cmnty Dev
          Corp Proj Ser A...........................      7.000     08/01/10        750,638
   750    Langston, OK Econ Dev Langston Cmnty Dev
          Corp Proj Ser A...........................      7.400     08/01/17        738,578
 1,000    Langston, OK Econ Dev Langston Cmnty Dev
          Corp Proj Ser A...........................      7.625     08/01/20        995,890
 1,000    Oklahoma Cnty, OK Fin Auth Epworth Villa
          Proj Ser A Rfdg...........................      7.000     04/01/25        955,730
 1,065    Oklahoma Dev Fin Auth Rev Hillcrest
          Hlthcare Sys Ser A Rfdg...................      5.750     08/15/12        888,849
 3,250    Tulsa Cnty, OK Pub Fac Auth (AMBAC
          Insd).....................................      6.250     11/01/22      3,612,830
 3,000    Tulsa, OK Muni Arpt Trust Rev American
          Airl Proj Rfdg............................      6.250     06/01/20      2,477,400
                                                                               ------------
                                                                                 10,419,915
                                                                               ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          OREGON  1.1%
$2,000    Clackamas Cnty, OR Hosp Fac Willamette
          View Inc Proj Ser A.......................      7.500%    11/01/29   $  2,087,500
 1,185    Clatsop Care Ctr Hlth Dist OR Rev Sr
          Hsg.......................................      6.000     08/01/14      1,120,998
 2,145    Clatsop Care Ctr Hlth Dist OR Rev Sr
          Hsg.......................................      6.875     08/01/28      2,110,937
 3,943    Oregon St Hlth Hsg Ed & Cultural Fac
          Auth......................................      7.250     06/01/28      3,887,029
                                                                               ------------
                                                                                  9,206,464
                                                                               ------------
          PENNSYLVANIA  9.1%
 2,000    Allegheny Cnty, PA Hosp Dev Hlth Sys Ser
          B.........................................      9.250     11/15/15      2,116,580
 2,000    Allegheny Cnty, PA Hosp Dev Hlth Sys Ser
          B.........................................      9.250     11/15/22      2,109,180
 1,000    Allegheny Cnty, PA Hosp Dev Hlth Sys Ser
          B.........................................      9.250     11/15/30      1,050,910
 2,000    Allegheny Cnty, PA Indl Dev Auth Lease
          Rev.......................................      6.625     09/01/24      1,842,340
 6,000    Beaver Cnty, PA Indl Dev Auth Pollutn Ctl
          Rev Collateral Toledo Edison Co Proj Ser A
          Rfdg (i)..................................      7.750     05/01/20      6,572,760
 1,000    Berks Cnty, PA Muni Auth Rev Phoebe Berks
          Vlg Inc Proj Rfdg (Prerefunded @
          05/15/06).................................      7.700     05/15/22      1,193,330
 1,900    Bucks Cnty, PA Indl Dev Auth Rev First Mtg
          Hlthcare Fac Chandler.....................      6.200     05/01/19      1,708,499
 2,500    Cliff House Ctf Trust Var Sts Ctf Part Ser
          A.........................................      6.625     06/01/27      2,305,175
 2,000    Cumberland Cnty, PA Indl Dev Auth Rev
          First Mtg Woods Cedar Run Ser A Rfdg......      6.500     11/01/28      1,711,380
 5,000    Dauphin Cnty, PA Gen Auth Rev Hotel & Conf
          Ctr Hyatt Regency.........................      6.200     01/01/29      4,432,850
 3,000    Dauphin Cnty, PA Gen Auth Rev Office & Pkg
          Riverfront Office.........................      6.000     01/01/25      2,734,200
 1,500    Delaware Cnty, PA Auth First Mtg Rev
          Riddle Vlg Proj Rfdg......................      7.000     06/01/21      1,505,700
 1,000    Grove City, PA Area Hosp Auth Hlth Fac Rev
          Grove Manor Proj..........................      6.625     08/15/29        963,660
 3,500    Harrisburg, PA Auth Wtr Rev (Inverse Fltg)
          (FGIC Insd)...............................      9.070     06/18/15      3,889,375
 1,000    Lancaster Cnty, PA Hosp Auth Rev Hlth Ctr
          Saint Anne's Home.........................      6.625     04/01/28        976,230
 2,000    Lehigh Cnty, PA Gen Purp Auth Rev
          Kidspeace Oblig Group Rfdg................      6.000     11/01/23      1,756,320
 1,000    Lehigh Cnty, PA Indl Dev Auth Hlth Fac Rev
          Lifepath Inc Proj.........................      6.100     06/01/18        883,470

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          PENNSYLVANIA (CONTINUED)
$1,000    Lehigh Cnty, PA Indl Dev Auth Hlth Fac Rev
          Lifepath Inc Proj.........................      6.300%    06/01/28   $    841,290
 2,500    Mifflin Cnty, PA Hosp Auth Rev (Asset Gty
          Insd).....................................      6.200     07/01/30      2,631,775
 2,000    Montgomery Cnty, PA Higher Ed & Hlth Auth
          Rev.......................................      6.750     07/01/29      1,762,640
   500    Montgomery Cnty, PA Indl Dev Auth Rev
          First Mtg The Meadowood Corp Rfdg.........      7.000     12/01/10        523,225
 2,500    Montgomery Cnty, PA Indl Dev Auth Rev
          First Mtg The Meadowood Corp Rfdg.........      7.250     12/01/15      2,559,400
 6,000    Montgomery Cnty, PA Indl Dev Auth Rev
          First Mtg The Meadowood Corp Rfdg.........      7.400     12/01/20      6,129,840
   955    Montgomery Cnty, PA Indl Dev Auth Rev
          Wordsworth Academy........................      7.750     09/01/24        982,456
 1,470    Northeastern PA Hosp & Ed Auth Hlthcare
          Rev.......................................      7.125     10/01/29      1,443,775
 3,000    Pennsylvania Econ Dev Fin Auth Res
          Recovery Rev Colver Proj Ser D............      7.050     12/01/10      3,142,770
 5,000    Pennsylvania St Higher Ed Assistance Agy
          Student Ln Rev Rfdg (Inverse Fltg) (AMBAC
          Insd).....................................     10.889     09/01/26      6,093,750
 1,000    Pennsylvania St Higher Ed Student Assn Inc
          Proj Ser A................................      6.750     09/01/32      1,041,750
 3,500    Philadelphia, PA Auth Indl Dev
          Philadelphia Arpt Sys Pj Ser A (FGIC
          Insd).....................................      5.250     07/01/28      3,478,300
 2,150    Philadelphia, PA Auth Indl Dev Rev Coml
          Dev Rfdg..................................      7.750     12/01/17      2,255,737
 1,500    Scranton Lackawanna, PA Hlth & Welfare
          Auth Rev Rfdg.............................      7.250     01/15/17      1,484,760
 2,000    Scranton Lackawanna, PA Hlth & Welfare
          Auth Rev Rfdg.............................      7.350     01/15/22      1,976,860
 1,500    Westmoreland Cnty, PA Indl Dev Hlthcare
          Fac Redstone Ser B........................      8.000     11/15/23      1,571,580
                                                                               ------------
                                                                                 75,671,867
                                                                               ------------
          RHODE ISLAND  0.4%
 1,830    Providence, RI Redev Agy Ctf Part Ser A...      8.000     09/01/24      1,875,988
 1,825    Rhode Island St Econ Dev Corp Rev Oblig
          Providence Place..........................      7.250     07/01/20      1,779,156
                                                                               ------------
                                                                                  3,655,144
                                                                               ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          SOUTH CAROLINA  1.3%
$  115    Charleston Cnty, SC Ctf Part Ser B (MBIA
          Insd).....................................      7.000%    06/01/19   $    128,461
 2,385    Charleston Cnty, SC Ctf Part Ser B
          (Prerefunded @ 06/01/04) (MBIA Insd)......      7.000     06/01/19      2,691,902
 1,000    Oconee Cnty, SC Indl Rev Bond Johnson Ctl
          Inc Ser 84 (Variable Rate Coupon).........      8.250     06/15/04        988,440
 2,000    South Carolina Jobs Econ Dev First Mtg
          Westley Commons Proj......................      7.750     10/01/24      1,971,520
 1,250    South Carolina Jobs Econ Impt Palmetto
          Hlth Alliance Ser A.......................      7.125     12/15/15      1,347,538
 4,000    South Carolina St Hsg Fin & Dev Hsg Three
          Rivers & Edenwood Ser A...................      6.750     05/01/28      3,927,000
                                                                               ------------
                                                                                 11,054,861
                                                                               ------------
          SOUTH DAKOTA  0.8%
   755    Keystone, SD Econ Dev Rev Wtr Quality Mgmt
          Corp Ser A................................      5.500     12/15/08        728,590
 1,810    Keystone, SD Econ Dev Rev Wtr Quality Mgmt
          Corp Ser A................................      6.000     12/15/18      1,665,906
 4,000    South Dakota St Hlth & Ed Sioux Vly Hosp &
          Hlth Sys Ser E............................      5.375     11/01/24      3,919,480
                                                                               ------------
                                                                                  6,313,976
                                                                               ------------
          TENNESSEE  2.7%
   985    Chattanooga, TN Indl Dev Brd Indl Rev Dev
          Mkt Street Proj Rfdg......................      7.000     12/15/12        956,553
 4,930    Chattanooga, TN Indl Dev Brd Indl Rev Dev
          Warehouse Row Ltd Proj Rfdg...............      7.000     12/15/12      4,787,622
 3,000    Elizabethton, TN Hlth & Ed Fac Brd Rev
          Rfdg (MBIA Insd)..........................      7.750     07/01/29      3,792,060
 2,990    SCA Tax Exempt Trust Multi-Family Mtg
          Memphis Hlth Ed Rev Ser A6 (FSA Insd).....      7.350     01/01/30      3,207,941
 5,805    Sullivan Cnty, TN Hlth Ed & Hsg Fac Brd
          Rev.......................................      8.410     11/01/19      6,326,811
 3,095    Trenton, TN Hlth & Ed Fac Brd Rev Inc Proj
          Ser A.....................................     10.000     11/01/19      3,363,213
 1,160    Trenton, TN Hlth & Ed Fac Brd Rev Inc Proj
          Ser B (a).................................     10.000     11/01/20        150,823
                                                                               ------------
                                                                                 22,585,023
                                                                               ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          TEXAS  9.6%
$  900    Abia Dev Corp TX Arpt Fac Rev Austin Belly
          Port Dev LLC Proj Ser A...................      6.250%    10/01/08   $    866,565
 3,000    Abia Dev Corp TX Arpt Fac Rev Austin Belly
          Port Dev LLC Proj Ser A...................      6.500     10/01/23      2,749,770
 2,000    Amarillo, TX Hlth Fac Corp Hosp Rev High
          Plains Baptist Hosp (Prerefunded @
          01/01/02) (Inverse Fltg) (FSA Insd) (i)...     10.264     01/03/22      2,122,500
 1,000    Atlanta, TX Hosp Auth Fac Rev.............      6.700     08/01/19        938,660
 2,035    Atlanta, TX Hosp Auth Fac Rev.............      6.750     08/01/29      1,886,364
 1,000    Austin-Bergstorm Landhost Enterprises Inc
          TX Arpt Hotel Sr Ser A....................      6.750     04/01/27        950,340
 1,985    Bell Cnty, TX Indl Dev Corp Solid Waste
          Disposal Rev..............................      7.600     12/01/17      1,867,528
 1,000    Bexar Cnty, TX Hlth Fac Dev Corp Rev
          Baptist Hlth Sys Ser A Rfdg (MBIA Insd)...      6.000     11/15/12      1,140,980
 2,370    Bexar Cnty, TX Hlth Fac Dev Corp Rev
          Baptist Hlth Sys Ser A Rfdg (MBIA Insd)...      6.000     11/15/13      2,698,198
   335    Dallas Cnty, TX Flood Ctl Dist No 1
          Rfdg......................................     *          08/01/02        225,288
 1,825    Dallas Cnty, TX Flood Ctl Dist No 1
          Rfdg......................................     *          08/01/11        497,313
   775    Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg
          (a).......................................      8.750     08/01/11        559,938
 2,670    Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg
          (a).......................................      8.750     08/01/12      1,929,075
 2,970    Dallas, TX Wtrwks & Swr Sys Rev Rfdg......      5.750     10/01/17      3,186,721
 2,500    Garland, TX Indl Dev Auth Rev Bond Ashland
          Oil Proj Ser 84 Rfdg (Variable Rate
          Coupon)...................................      8.920     04/01/04      2,500,700
 6,400    Houston, TX Arpt Sys Rev Spl Fac
          Continental Airl Ser B....................      6.125     07/15/17      4,921,152
 3,000    Houston, TX Arpt Sys Rev Spl Fac
          Continental Airl Ser C....................      5.700     07/15/29      2,001,300
 8,880    Lower CO River Auth TX Rev Ser A Rfdg
          (Inverse Fltg) (FSA Insd).................      9.156     05/15/14     10,646,321
 3,750    Lower CO River Auth TX Rev Ser A Rfdg
          (Inverse Fltg) (FSA Insd).................      9.156     05/15/15      4,450,050
 1,500    Lubbock, TX Hlth Fac Dev Corp Rev First
          Mtg Carillon Proj Ser A...................      6.500     07/01/19      1,399,740
 3,335    Meadow Parc Dev Inc TX Multi-Family Rev
          Hsg Meadow Parc Apts Proj.................      6.500     12/01/30      3,156,011
 2,500    Metro Hlth Fac Dev Corp TX Wilson N Jones
          Mem Hosp Proj.............................      7.250     01/01/31      2,609,125
 3,000    Midlothian, TX Dev Auth Tax...............      6.700     11/15/23      2,858,730
 2,000    Midlothian, TX Dev Auth Tax Increment Ser
          B, 144A (c)...............................      7.875     11/15/26      2,104,060

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          TEXAS (CONTINUED)
$  250    San Antonio, TX Hlth Fac Dev Corp Rev
          Encore Nursing Ctr Part...................      8.250%    12/01/19   $    256,090
 2,136    Texas Gen Svcs Comm Part Interests........      7.250     08/01/11      2,177,654
 7,800    Texas St Dept Hsg & Cmnty Affairs Home Mtg
          Rev (Inverse Fltg) (GNMA Collateralized)..      6.900     07/02/24      8,519,628
 2,985    Texas St Higher Ed Coordinating Brd
          College Student Ln Rev (g)................    0/7.850     10/01/25      3,276,963
 2,000    Texas St Tpk Auth Dallas North Thruway Rev
          Addison Arpt Toll Tunnel Proj (Prerefunded
          @ 01/01/05) (FGIC Insd)...................      6.750     01/01/15      2,269,680
 2,000    Texas St Tpk Auth Dallas North Thruway Rev
          Addison Arpt Toll Tunnel Proj (Prerefunded
          @ 01/01/05) (FGIC Insd)...................      6.600     01/01/23      2,260,440
 2,500    Woodhill Pub Fac Corp TX Hsg-Woodhill Apts
          Proj......................................      7.500     12/01/29      2,540,475
                                                                               ------------
                                                                                 79,567,359
                                                                               ------------
          UTAH  0.4%
 1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj......................................      7.800     09/01/15        835,040
 1,165    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj......................................      8.000     09/01/20        960,321
 1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj......................................      7.800     09/01/25        803,980
 2,500    Tooele Cnty, UT Pollutn Ctl Rev Laidlaw
          Environmental Ser A Rfdg (a)..............      7.550     07/01/27         31,250
   720    Utah St Hsg Fin Agy Single Family Mtg Mezz
          A1 (AMBAC Insd)...........................      6.100     07/01/13        771,458
                                                                               ------------
                                                                                  3,402,049
                                                                               ------------
          VERMONT  0.4%
 1,000    Vermont Ed & Hlth Bldgs Fin Agy Rev
          Bennington College Proj...................      6.625     10/01/29      1,011,430
 1,015    Vermont Ed & Hlth Bldgs Fin Agy Rev
          Hlthcare Fac Copley Manor Proj............      6.250     04/01/29        799,170
 1,000    Vermont Ed & Hlth Bldgs Fin Agy Rev VT
          Council Dev Mental Hlth Ser A.............      6.000     12/15/09        989,880
 1,000    Vermont Ed & Hlth Bldgs Fin Agy Rev VT
          Council Dev Mental Hlth Ser A.............      6.125     12/15/14        906,030
                                                                               ------------
                                                                                  3,706,510
                                                                               ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          VIRGINIA  1.1%
$5,000    Alexandria, VA Redev & Hsg Auth 3001 Pk
          Ctr Apts Ser A Rfdg.......................      6.375%    04/01/34   $  4,754,250
 1,000    Greensville Cnty, VA Indl Dev Wheeling
          Steel Proj Ser A..........................      7.000     04/01/14        745,000
 1,500    Pittsylvania Cnty, VA Indl Dev Auth Rev
          Exempt Fac Ser A..........................      7.450     01/01/09      1,507,485
 1,700    Virginia Small Business Fin Auth Rev Indl
          Dev SIL Clean Wtr Proj....................      7.250     11/01/24      1,737,638
                                                                               ------------
                                                                                  8,744,373
                                                                               ------------
          WASHINGTON  2.1%
 6,580    Energy Northwest, WA Elec Rev Proj No 3
          Ser A Rfdg (FSA Insd).....................      5.500     07/01/17      6,931,898
 1,000    King Cnty, WA Pub Hosp Dist No 004
          Snoqualmie Vly Hosp.......................      7.250     12/01/15      1,018,610
 1,000    Port Seattle, WA Spl Fac Rev Northwest
          Airl Proj.................................      7.125     04/01/20        827,070
 1,000    Port Seattle, WA Spl Fac Rev Northwest
          Airl Proj.................................      7.250     04/01/30        806,860
 3,500    Seattle, WA Muni Lt & Pwr Rev.............      5.625     12/01/18      3,652,565
 3,500    Spokane Cnty, WA Indl Dev Corp Solid Waste
          Disp Rev..................................      7.600     03/01/27      2,655,240
 2,000    Tacoma, WA Hsg Auth Rev Hsg Wedgewood
          Homes Proj................................      6.000     04/01/28      1,816,000
                                                                               ------------
                                                                                 17,708,243
                                                                               ------------
          WISCONSIN  1.3%
   800    Baldwin, WI Hosp Rev Mtg Ser A............      6.125     12/01/18        734,312
 2,590    Baldwin, WI Hosp Rev Mtg Ser A............      6.375     12/01/28      2,408,881
 3,000    Wisconsin St Hlth & Ed Fac Auth Rev
          Milwaukee Catholic Home Inc Proj..........      7.500     07/01/26      3,047,340
 1,000    Wisconsin St Hlth & Ed Fac Auth Rev
          Oakwood Vlg Proj Ser A....................      7.625     08/15/30      1,027,010
 1,115    Wisconsin St Hlth & Ed Fac Auth Rev Spl
          Term Middleton Glen Inc Proj..............      5.750     10/01/18        962,769
 2,485    Wisconsin St Hlth & Ed Fac Auth Rev Spl
          Term Middleton Glen Inc Proj..............      5.750     10/01/28      2,023,511
   360    Wisconsin St Hlth & Ed Fac Auth Rev Spl
          Term Middleton Glen Inc Proj..............      5.900     10/01/28        302,386
                                                                               ------------
                                                                                 10,506,209
                                                                               ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                            MARKET
(000)     DESCRIPTION                                  COUPON       MATURITY      VALUE
          PUERTO RICO  0.1%
$  824    Centro de Recaudaciones de Ingresos Muni
          Ctf Part PR...............................      6.850%    10/17/03   $    849,471
                                                                               ------------

          U. S. VIRGIN ISLANDS  0.3%
 2,500    Northern Mariana Islands Ser A............      7.375     06/01/30      2,564,250
                                                                               ------------

TOTAL MUNICIPAL BONDS  97.4%................................................    806,785,885

          TAXABLE NOTE  0.2%
$1,720    Divine Family Trust (e)...................      6.000     10/29/04      1,702,800
                                                                               ------------

TOTAL INVESTMENTS  97.6%
  (Cost $852,047,980).......................................................    808,488,685
OTHER ASSETS IN EXCESS OF LIABILITIES  2.4%.................................     19,559,053
                                                                               ------------

NET ASSETS  100.0%..........................................................   $828,047,738
                                                                               ============

 * Zero coupon bond

(a) Non-income producing security.

(b) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(d) Securities purchased on a when-issued or delayed delivery basis.

(e) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(f) Interest only strip.

(g) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(h) Interest is accruing at less than the stated coupon.

(i) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(j) This borrower has filed for protection in federal bankruptcy court.

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
Asset Gty--Asset Guaranty Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2001

ASSETS:
Total Investments (Cost $852,047,980).......................    $  808,488,685
Cash........................................................         6,454,309
Receivables:
  Interest..................................................        17,553,375
  Investments Sold..........................................         7,268,077
  Fund Shares Sold..........................................           582,309
Other.......................................................           146,440
                                                                --------------
    Total Assets............................................       840,493,195
                                                                --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................         7,355,026
  Fund Shares Repurchased...................................         2,153,195
  Income Distributions......................................         1,630,125
  Distributor and Affiliates................................           554,701
  Investment Advisory Fee...................................           332,657
Accrued Expenses............................................           237,567
Trustees' Deferred Compensation and Retirement Plans........           182,186
                                                                --------------
    Total Liabilities.......................................        12,445,457
                                                                --------------
NET ASSETS..................................................    $  828,047,738
                                                                ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $1,004,809,806
Accumulated Distributions in Excess of Net Investment
  Income....................................................        (4,944,373)
Net Unrealized Depreciation.................................       (43,559,295)
Accumulated Net Realized Loss...............................      (128,258,400)
                                                                --------------
NET ASSETS..................................................    $  828,047,738
                                                                ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $607,069,663 and 45,832,671 shares of
    beneficial interest issued and outstanding).............    $        13.25
    Maximum sales charge (4.75%* of offering price).........               .66
                                                                --------------
    Maximum offering price to public........................    $        13.91
                                                                ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $176,545,173 and 13,336,907 shares of
    beneficial interest issued and outstanding).............    $        13.24
                                                                ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $44,432,902 and 3,356,673 shares of
    beneficial interest issued and outstanding).............    $        13.24
                                                                ==============

* On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended September 30, 2001

INVESTMENT INCOME:
Interest....................................................  $ 57,410,993
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     4,081,651
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,519,735, $1,952,175 and $463,315,
  respectively).............................................     3,935,225
Shareholder Services........................................       547,192
Legal.......................................................       104,586
Custody.....................................................        67,109
Other.......................................................       500,123
                                                              ------------
    Total Expenses..........................................     9,235,886
    Less Credits Earned on Cash Balances....................        41,798
                                                              ------------
    Net Expenses............................................     9,194,088
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 48,216,905
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(12,592,933)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (52,231,269)
  End of the Period.........................................   (43,559,295)
                                                              ------------
Net Unrealized Appreciation During the Period...............     8,671,974
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $ (3,920,959)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 44,295,946
                                                              ============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended September 30, 2001 and 2000

                                                    YEAR ENDED            YEAR ENDED
                                                SEPTEMBER 30, 2001    SEPTEMBER 30, 2000
                                                ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................   $  48,216,905         $   54,741,735
Net Realized Loss..............................     (12,592,933)           (10,432,409)
Net Unrealized Appreciation/Depreciation During
  the Period...................................       8,671,974            (38,266,929)
                                                  -------------         --------------
Change in Net Assets from Operations...........      44,295,946              6,042,397
                                                  -------------         --------------

Distributions from Net Investment Income:
  Class A Shares...............................     (34,466,293)           (38,524,208)
  Class B Shares...............................      (9,491,407)           (12,570,099)
  Class C Shares...............................      (2,275,526)            (2,792,809)
                                                  -------------         --------------
Total Distributions............................     (46,233,226)           (53,887,116)
                                                  -------------         --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................      (1,937,280)           (47,844,719)
                                                  -------------         --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......................     130,829,675            109,779,988
Net Asset Value of Shares Issued Through
  Dividend Reinvestment........................      25,205,972             28,158,832
Cost of Shares Repurchased.....................    (218,053,328)          (287,349,348)
                                                  -------------         --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.................................     (62,017,681)          (149,410,528)
                                                  -------------         --------------
TOTAL DECREASE IN NET ASSETS...................     (63,954,961)          (197,255,247)
NET ASSETS:
Beginning of the Period........................     892,002,699          1,089,257,946
                                                  -------------         --------------
End of the Period (Including accumulated
  distributions in excess of net investment
  income of $4,944,373 and $8,990,901,
  respectively)................................   $ 828,047,738         $  892,002,699
                                                  =============         ==============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                             NINE
                                                            MONTHS       YEAR ENDED
                                YEAR ENDED SEPTEMBER 30,     ENDED      DECEMBER 31,
CLASS A SHARES                  ------------------------   SEPT. 30,   ---------------
                                 2001     2000     1999      1998       1997     1996
                                ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................  $13.27   $13.91   $15.08    $14.85     $14.47   $14.98
                                ------   ------   ------    ------     ------   ------
  Net Investment Income.......     .77      .77      .81       .64        .90      .96
  Net Realized and Unrealized
    Gain/Loss.................    (.05)    (.63)   (1.17)      .22        .38     (.51)
                                ------   ------   ------    ------     ------   ------
Total from Investment
  Operations..................     .72      .14     (.36)      .86       1.28      .45
Less Distributions from and in
  Excess of Net Investment
  Income......................     .74      .78      .81       .63        .90      .96
                                ------   ------   ------    ------     ------   ------
NET ASSET VALUE, END OF THE
  PERIOD......................  $13.25   $13.27   $13.91    $15.08     $14.85   $14.47
                                ======   ======   ======    ======     ======   ======

Total Return (a)..............   5.46%    1.27%   -2.51%     6.00%*     9.05%    3.21%
Net Assets at End of the
  Period (In millions)........  $607.1   $621.5   $745.2    $771.4     $706.3   $671.9
Ratio of Expenses to Average
  Net Assets (b)..............    .87%     .91%     .96%      .92%       .94%     .99%
Ratio of Net Investment Income
  to Average Net Assets (b)...   5.88%    5.91%    5.46%     5.66%      6.09%    6.60%
Portfolio Turnover............     22%      37%      77%       66%*       63%      59%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                            NINE
                                                           MONTHS         YEAR ENDED
                               YEAR ENDED SEPTEMBER 30,     ENDED        DECEMBER 31,
CLASS B SHARES                 ------------------------   SEPT. 30,    ----------------
                                2001     2000     1999      1998        1997      1996
                               --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................  $13.27   $13.90   $15.07    $14.84      $14.47    $14.98
                               ------   ------   ------    ------      ------    ------
  Net Investment Income......     .68      .69      .69       .55         .77       .84
  Net Realized and Unrealized
    Gain/Loss................    (.06)    (.64)   (1.16)      .23         .39      (.50)
                               ------   ------   ------    ------      ------    ------
Total from Investment
  Operations.................     .62      .05     (.47)      .78        1.16       .34
Less Distributions from and
  in Excess of Net Investment
  Income.....................     .65      .68      .70       .55         .79       .85
                               ------   ------   ------    ------      ------    ------
NET ASSET VALUE, END OF THE
  PERIOD.....................  $13.24   $13.27   $13.90    $15.07      $14.84    $14.47
                               ======   ======   ======    ======      ======    ======

Total Return (a).............   4.71%     .48%   -3.25%     5.35%*      8.23%     2.40%
Net Assets at End of the
  Period (In millions).......  $176.5   $221.4   $282.5    $279.6      $229.6    $173.8
Ratio of Expenses to Average
  Net Assets (b).............   1.63%    1.67%    1.73%     1.68%       1.71%     1.75%
Ratio of Net Investment
  Income to Average Net
  Assets (b).................   5.12%    5.15%    4.70%     4.90%       5.30%     5.84%
Portfolio Turnover...........     22%      37%      77%       66%*        63%       59%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                            NINE
                                                           MONTHS         YEAR ENDED
                               YEAR ENDED SEPTEMBER 30,     ENDED        DECEMBER 31,
CLASS C SHARES                 ------------------------   SEPT. 30,    ----------------
                                2001     2000     1999      1998        1997      1996
                               --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................  $13.27   $13.90   $15.07    $14.84      $14.47    $14.99
                               ------   ------   ------    ------      ------    ------
  Net Investment Income......     .68      .69      .69       .55         .78       .85
  Net Realized and Unrealized
    Gain/Loss................    (.06)    (.64)   (1.16)      .23         .38      (.52)
                               ------   ------   ------    ------      ------    ------
Total from Investment
  Operations.................     .62      .05     (.47)      .78        1.16       .33
Less Distributions from and
  in Excess of Net Investment
  Income.....................     .65      .68      .70       .55         .79       .85
                               ------   ------   ------    ------      ------    ------
NET ASSET VALUE, END OF THE
  PERIOD.....................  $13.24   $13.27   $13.90    $15.07      $14.84    $14.47
                               ======   ======   ======    ======      ======    ======

Total Return (a).............   4.71%     .48%   -3.25%     5.35%*      8.23%     2.33%
Net Assets at End of the
  Period (In millions).......  $ 44.4   $ 49.1   $ 61.5    $ 63.2      $ 38.6    $ 18.8
Ratio of Expenses to Average
  Net Assets (b).............   1.62%    1.67%    1.73%     1.68%       1.71%     1.75%
Ratio of Net Investment
  Income to Average Net
  Assets (b).................   5.13%    5.15%    4.69%     4.90%       5.24%     5.84%
Portfolio Turnover...........     22%      37%      77%       66%*        63%       59%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Tax Free High Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors a high level of current income exempt from federal income tax primarily through investment in a diversified portfolio of medium- and lower-grade municipal securities. The Fund commenced investment operations on June 28, 1985. The distribution of the Fund's Class B and Class C shares commenced on April 30, 1993 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not accrete market discount on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will reduce accumulated distributions in excess of net investment income and increase unrealized depreciation on securities and therefore will not impact total net assets. As of September 30, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $628,070.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $111,963,946 which expires between September 30, 2002 and September 30, 2009. Of this amount, $42,452,856 will expire on September 30, 2002. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the capitalization of reorganization and restructuring costs for tax purposes, post October losses which are not recognized for tax purposes until the first day of the following fiscal year and the deferral of losses related to wash sale transactions.

    At September 30, 2001, for federal income tax purposes, cost of long-term investments is $854,162,726, the aggregate gross unrealized appreciation is $29,720,708 and the aggregate gross unrealized depreciation is $75,394,749, resulting in net unrealized depreciation on long-term investments of $45,674,041.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    Due to the inherent differences in the recognition of interest income and expenses under generally accepted accounting principles and federal income tax

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

purposes, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods. Permanent differences between financial and tax basis reporting for the 2001 fiscal year have been identified and appropriately reclassified. Permanent book and tax basis differences relating to the recognition of market discount on bonds totaling $50,668 and the proceeds received from the sale of defaulted bonds totaling $1,177,094 were reclassified from accumulated net realized loss to accumulated distributions in excess of net investment income. Additionally, a permanent book and tax basis difference of $835,087 relating to a prior year net operating loss was reclassified from accumulated distributions in excess of net investment income to capital.

F. EXPENSE REDUCTIONS During the year ended September 30, 2001, the Fund's custody fee was reduced by $41,798 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .50%
Over $500 million...........................................     .45%

    For the year ended September 30, 2001, the Fund recognized expenses of approximately $26,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended September 30, 2001, the Fund recognized expenses of approximately $96,900 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended September 30, 2001, the Fund recognized expenses of approximately $450,100. Transfer agency fees are

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $123,351 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2001. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

3. CAPITAL TRANSACTIONS

    At September 30, 2001, capital aggregated $745,666,818, $207,533,566 and
$51,609,422 for Classes A, B and C, respectively. For the year ended September 30, 2001, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    8,256,795    $ 109,062,398
  Class B...............................................    1,168,487       15,421,902
  Class C...............................................      481,594        6,345,375
                                                          -----------    -------------
Total Sales.............................................    9,906,876    $ 130,829,675
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    1,486,265    $  19,623,608
  Class B...............................................      321,323        4,240,170
  Class C...............................................      101,725        1,342,194
                                                          -----------    -------------
Total Dividend Reinvestment.............................    1,909,313    $  25,205,972
                                                          ===========    =============
Repurchases:
  Class A...............................................  (10,745,806)   $(142,015,905)
  Class B...............................................   (4,837,775)     (63,800,110)
  Class C...............................................     (927,965)     (12,237,313)
                                                          -----------    -------------
Total Repurchases.......................................  (16,511,546)   $(218,053,328)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

    At September 30, 2000, capital aggregated $759,608,947, $251,849,650 and
$56,203,977 for Classes A, B and C, respectively. For the year ended September 30, 2000, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    5,738,237    $  77,297,640
  Class B...............................................    1,708,319       23,070,944
  Class C...............................................      696,187        9,411,404
                                                          -----------    -------------
Total Sales.............................................    8,142,743    $ 109,779,988
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    1,581,326    $  21,157,427
  Class B...............................................      405,084        5,426,298
  Class C...............................................      120,681        1,575,107
                                                          -----------    -------------
Total Dividend Reinvestment.............................    2,107,091    $  28,158,832
                                                          ===========    =============
Repurchases:
  Class A...............................................  (14,062,902)   $(189,643,694)
  Class B...............................................   (5,747,388)     (77,082,705)
  Class C...............................................   (1,539,604)     (20,622,949)
                                                          -----------    -------------
Total Repurchases.......................................  (21,349,894)   $(287,349,348)
                                                          ===========    =============

    Class B Shares purchased on or after June 1, 1996 and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended September 30, 2001 and 2000, 1,772,787 and 703,436 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares are purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended September 30, 2001 and 2000, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares will be imposed on most

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

redemptions made within six years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                             CONTINGENT DEFERRED SALES
                                                               CHARGE AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the year ended September 30, 2001, Van Kampen, as distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $97,700 and CDSC on redeemed shares of approximately $401,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $183,114,814 and $235,456,462, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation.

    The Fund invests in indexed securities. These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines,

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the security's fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the year ended September 30, 2001, are payments retained by Van Kampen of approximately $1,634,600 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $94,600.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Tax Free High Income
Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Tax Free High Income Fund (the "Fund"), as of September 30, 2001, and the related statements of operations for the year then ended, and the statement of changes in net assets and financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the indicated years in the period ended September 30, 1999 were audited by other auditors whose report dated November 9, 1999 expressed an unqualified opinion on those financial highlights.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at September 30, 2001, the results of its operations for the year then ended, and the changes in net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
November 7, 2001

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN TAX FREE HIGH INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN * - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2001. The Fund designated 99.8% of the income distributions as a tax-exempt income distribution. In January 2001, the Fund provided tax information to shareholders for the 2000 calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
39, 339, 539                                                   Member NASD/SIPC.
TFHI ANR 11/01                                                  4510K01-AP-11/01

                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4
          PERFORMANCE OF A $10,000 INVESTMENT       6

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       7
                TWELVE-MONTH DIVIDEND HISTORY       7
                            TOP FIVE HOLDINGS       8
                             TOP FIVE SECTORS       8
              Q&A WITH YOUR PORTFOLIO MANAGER       9
                            GLOSSARY OF TERMS      12

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      13
                         FINANCIAL STATEMENTS      21
                NOTES TO FINANCIAL STATEMENTS      27
               REPORT OF INDEPENDENT AUDITORS      34

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      35
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      36

With four generations of investment management experience, we understand market declines--and that opportunities may arise at any time.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
October 19, 2001

Dear Shareholder,

Recent events, market fluctuations and a worldwide economic slowdown affected everyone in 2001. We at Van Kampen understand how disconcerting these tragic events are, that's why we continue to stress the importance of long-term investing--a prudent strategy for dealing with uncertain markets.

To help you put recent events--and your fund's performance--into perspective, we've prepared this informative report. It examines how your fund's portfolio manager invested the fund's assets and how those investments performed. Inside you'll find an interview with the fund manager, a complete list of the fund's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information which will help you better understand your investment.

With nearly four generations of investment management experience, we understand market declines--and that new opportunities may arise at any time. So, as you craft an investment strategy that can minimize the impact of future downturns, consider these time-tested investing principles:

- DIVERSIFY--Owning a portfolio that includes a variety of stock and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- BEFORE YOU INVEST, SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. He or she can help assess your situation by reviewing your investment time frame, tolerance for risk, personal savings, and investments and retirement assets. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

Thank you for your continued trust in Van Kampen.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE TRAGIC EVENTS OF SEPTEMBER 11, 2001, HAD A CHILLING EFFECT ON AN ALREADY COOLING U.S. ECONOMY. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, FELL TO -0.4 PERCENT ON AN ANNUALIZED BASIS FOR THE THIRD QUARTER OF 2001.

BUSINESS ACTIVITY DROPPED AS AMERICANS, SHAKEN BY THE TERRORIST ATTACKS, HALTED THEIR DAILY ROUTINES IMMEDIATELY FOLLOWING THE DISASTER. PRIOR TO SEPTEMBER 11, MANY ECONOMIC ANALYSTS HAD PREDICTED THE U.S. ECONOMY WOULD AVOID A RECESSION. BUT, BY THE END OF THE MONTH, ANALYSTS WERE TRYING TO ESTIMATE THE DEPTH AND DURATION OF WHAT MANY PREDICTED WAS AN UNAVOIDABLE RECESSION.

AS THE ANALYSTS'--AND THE COUNTRY'S--COLLECTIVE MOOD DARKENED, POLITICAL SQUABBLES FELL TO THE WAYSIDE. FOCUSED ON BOTH HUMANITARIAN AND ECONOMIC RELIEF EFFORTS, CONGRESS APPROVED A $40 BILLION EMERGENCY PACKAGE THAT EARMARKED $15 BILLION IN AID AND LOANS FOR THE AIRLINE INDUSTRY. FOLLOWING THIS INFLUX OF MONEY, AND WITH ADDITIONAL ECONOMIC STIMULUS PACKAGES HEADED TOWARD APPROVAL, MOST ANALYSTS AGREED THE EVENTS OF SEPTEMBER 11 WOULD HAVE A SIGNIFICANT IMPACT ON THE U.S. ECONOMY. HOWEVER, THE ANALYSTS POINTED OUT, THE ENACTMENT OF AN EMERGENCY FISCAL POLICY MIGHT HELP LESSEN THE ECONOMIC REPERCUSSIONS.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER CONFIDENCE, WHICH HAD WAVERED IN RECENT MONTHS, PLUMMETED AFTER THE TERRORIST ATTACKS. CONSUMERS WERE FURTHER SHAKEN BY ONGOING REPORTS OF MASS LAYOFFS AND LARGE-SCALE JOB-CUTS IN THE AIRLINE INDUSTRY. CONSUMER SPENDING, WHICH FUELS TWO-THIRDS OF U.S. ECONOMIC GROWTH, DROPPED DRAMATICALLY AS THE COUNTRY WATCHED THE EVENTS IN WASHINGTON D.C., NEW YORK AND PENNSYLVANIA.

UNEMPLOYMENT LEVELS WERE ON THE RISE THROUGHOUT THE REPORTING PERIOD. BY THE END OF SEPTEMBER 2001, THE UNEMPLOYMENT RATE WAS 4.9 PERCENT.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.50 PERCENT CUT ON SEPTEMBER 17--THE EIGHTH RATE-CUT TO OCCUR BETWEEN JANUARY 1 AND SEPTEMBER 30, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 3.0 PERCENT. (NOTE: ON OCTOBER 2, 2001, IN AN ATTEMPT TO BOLSTER THE WEAKENING ECONOMY, THE FED CUT INTEREST RATES BY AN ADDITIONAL 0.50 PERCENT. THIS WAS THE NINTH RATE-CUT SINCE JANUARY 1, 2001.)

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.6 PERCENT IN THE 12 MONTHS ENDED SEPTEMBER 30.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1999--September 30, 2001)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 99                                                                            5.70
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -0.40

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(September 30, 1999--September 30, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of September 30, 2001)

                                       A SHARES        B SHARES   C SHARES
------------------------------------------------------------------------------
One-year total return based on
NAV(1)                                   10.09%           9.27%      9.27%
------------------------------------------------------------------------------
One-year total return(2)                  6.53%           6.27%      8.27%
------------------------------------------------------------------------------
Five-year average annual total
return(2)                                 5.61%           5.55%      5.54%
------------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 6.38%             N/A        N/A
------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 7.32%           5.17%(3)    4.66%
------------------------------------------------------------------------------
Commencement date                      12/13/85        04/30/93   08/13/93
------------------------------------------------------------------------------
Distribution rate(4)                      4.05%           3.51%      3.51%
------------------------------------------------------------------------------
Taxable-equivalent distribution
rate(5)                                   7.33%           6.35%      6.35%
------------------------------------------------------------------------------
SEC Yield(6)                              3.93%           3.30%      3.30%
------------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (3.25% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 3% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (3.25% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 3% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) The taxable-equivalent distribution rate is calculated assuming a 44.76% combined federal and state tax bracket effective for calendar year 2001, which takes into consideration the deductibility of individual state taxes paid.

(6) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended September 30, 2001.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit www.vankampen.com or speak with your financial advisor.

    Income may subject certain individuals to the federal alternative minimum tax (AMT).

    Market forecasts provided in this report may not necessarily come to pass.

PERFORMANCE OF A $10,000 INVESTMENT

(September 30, 1991--September 30, 2001)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                                                  LEHMAN BROTHERS MUNICIPAL BOND
                                                                                                  INDEX IS AN UNMANAGED, BROAD-
                                                                                                  BASED STATISTICAL COMPOSITE OF
                                                             CALIFORNIA INSURED TAX FREE FUND*          MUNICIPAL BONDS.+
                                                             ---------------------------------    ------------------------------
9/91                                                                      9676.00                            10000.00
                                                                          9904.00                            10336.00
                                                                         10007.00                            10367.00
                                                                         10353.00                            10760.00
9/92                                                                     10665.00                            11046.00
                                                                         10902.00                            11247.00
                                                                         11439.00                            11664.00
                                                                         11892.00                            12046.00
9/93                                                                     12404.00                            12453.00
                                                                         12494.00                            12628.00
                                                                         11543.00                            11934.00
                                                                         11590.00                            12067.00
9/94                                                                     11607.00                            12149.00
                                                                         11401.00                            11975.00
                                                                         12271.00                            12821.00
                                                                         12485.00                            13131.00
9/95                                                                     12799.00                            13509.00
                                                                         13486.00                            14066.00
                                                                         13212.00                            13896.00
                                                                         13300.00                            14003.00
9/96                                                                     13666.00                            14325.00
                                                                         14052.00                            14690.00
                                                                         13930.00                            14656.00
                                                                         14458.00                            15161.00
9/97                                                                     14862.00                            15618.00
                                                                         15307.00                            16042.00
                                                                         15457.00                            16226.00
                                                                         15706.00                            16473.00
9/98                                                                     16284.00                            16979.00
                                                                         16276.00                            17081.00
                                                                         16399.00                            17233.00
                                                                         15970.00                            16928.00
9/99                                                                     15723.00                            16860.00
                                                                         15447.00                            16728.00
                                                                         16144.00                            17219.00
                                                                         16344.00                            17479.00
9/00                                                                     16856.00                            17902.00
                                                                         17704.00                            18685.00
                                                                         17922.00                            19100.00
                                                                         17850.00                            19226.00
9/01                                                                     18556.00                            19765.00

This chart compares your fund's performance to that of the Lehman Brothers Municipal Bond Index over time.

This index is an unmanaged broad-based, statistical composite and its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (3.25% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The returns above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
* Wiesenberger(R)
(+) Lehman Brothers

                                                 PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of September 30, 2001
- AAA/Aaa............   100%

                                     [PIE CHART]
As of September 30, 2000
- AAA/Aaa............   100%

                                     [PIE CHART]

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended September 30, 2001)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
10/00                                                                            0.065
11/00                                                                            0.065
12/00                                                                            0.065
1/01                                                                             0.065
2/01                                                                             0.065
3/01                                                                             0.065
4/01                                                                             0.065
5/01                                                                             0.065
6/01                                                                             0.065
7/01                                                                             0.065
8/01                                                                             0.065
9/01                                                                             0.065

The dividend history represents dividends that were paid on the fund's Class A shares and is no guarantee of the fund's future dividends.

TOP FIVE HOLDINGS

(as a percentage of long-term investments--September 30, 2001)

California State Refunding                                   3.5%
---------------------------------------------------------------------
California Educational Facilities Authority Revenue
University Of The Pacific                                    3.5%
---------------------------------------------------------------------
Corona, CA Redevelopment Agency Tax Allocation
Redevelopment Project Area A Refunding                       2.6%
---------------------------------------------------------------------
Orange County, California Recovery Certificates Partner
Series A                                                     2.5%
---------------------------------------------------------------------
Grossmont, California Union High School District
Certificates Partner                                         2.4%
---------------------------------------------------------------------

Subject to change daily.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                     SEPTEMBER 30, 2001                 SEPTEMBER 30, 2000
                                                                     ------------------                 ------------------
Tax District                                                               23.00                              22.30
Public Education                                                           20.30                              18.90
General Purpose                                                            14.70                              10.80
Higher Education                                                           10.30                               9.80
Water & Sewer                                                              10.00                              10.30

Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy securities in the sectors shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed. Securities are classified by sectors that represent broad groupings of related industries.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE
MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE PAST 12 MONTHS.
JOSEPH PIRARO, PORTFOLIO MANAGER, HAS MANAGED THE FUND SINCE 1992 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1971. THE FOLLOWING DISCUSSION REFLECTS HIS VIEW ON THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2001.

The investment teams that manage the Van Kampen funds extend their condolences to those touched by the tragic events of September 11, 2001. Please know that our thoughts are with all those who have been affected.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED IN THE LAST 12 MONTHS, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   The market environment of the
past year has been dominated by the effects of the faltering U.S. economy. It seems hard to imagine that one year ago both investors and the Federal Reserve Board (the "Fed") were worried about inflation. Those worries disappeared when growth slowed drastically in the second half of 2000, with gross domestic product (GDP) falling by half in the third quarter, and then half again to an anemic 1 percent in the fourth quarter of 2000. The slowing economy had predictable effects, including widespread layoffs and deteriorating conditions for business investment.

    The severity and suddenness of the slowdown led the Fed to shift its attention rapidly from fighting inflation to avoiding recession. Acting between scheduled meetings, the Fed cut interest rates on January 3, 2001 by 50 basis points. This was only the first of eight cuts over the period ending September 30, 2001 for a total of 350 basis points or three and one-half percentage points.

    These interest rate cuts brought rates down across the yield curve, but were especially effective at the short end of the curve. This had the result of steepening the curve significantly as short- and intermediate-term paper rallied strongly.

    Uncertainty surrounding the slowing economy led many investors to seek out the relative stability of bonds. This preference for stability produced large cash inflows for all types of bond funds. While this money was initially put to work in higher-rated issues in consideration of the weakness in the economy, by April spreads in lower-grade credits also started to compress as more money flowed into the bond markets.

    The general decline in interest rates led municipalities to increase their issuance of debt to take advantage of lower financing costs. For the year ended September 30, 2001, overall issuance nationwide was up 34 percent from the year earlier. Slowing economic conditions also led investors to pay more attention to credit quality, with the result that issuance of insured paper was up 56 percent nationwide over the same period.

    While they occurred at the end of the period, the tragic events of September 11 had a large economic impact. Economic activity came to a standstill nationwide and across industries, and the travel sector was especially hard hit. Employment, which had been weak to begin with, fell sharply as companies announced layoffs as part of a general move to cut costs to address a markedly weaker future.

    The California economy was especially hard hit by an ongoing recession in the technology sector, which had ripple effects in other areas such as real estate. The state was also rocked by problems with its two largest utilities, both of which are large issuers in the market. These problems led the major ratings agencies to downgrade the state's general obligation bonds twice over the course of the period.

    In this environment, the fund generated a total return of 10.09 percent for the 12-month period ended September 30, 2001. The fund continued to provide shareholders with what we believe is an attractive level of income, as its monthly dividend of $0.0650 per Class A share translates to a distribution rate of 4.05 percent based on the fund's maximum offering price as of September 30, 2001. Performance information for the fund reflects Class A shares at net asset value including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding a maximum sales charge of 3.25 percent; if the maximum sales charge were included, the return would be lower. The return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Of course, past performance is no guarantee of future results. Performance of other share classes will vary. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Municipal Bond Index posted a total return of 10.41 percent for the same period. The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID THESE FACTORS EFFECT THE
    WAY YOU MANAGED THE PORTFOLIO?

A   While we were well aware of the
troubles facing the California economy, our feeling was that the market overreacted. In our view, many of the state's obligations (especially the downgraded general obligations) were oversold. The state budget is still in surplus, and its economy is one of the most diversified (not to mention the largest) in the country. We used the opportunity to selectively increase the fund's holdings of general purpose bonds from 10.8 to 14.7 percent of long-term investments.

    We also used positive cash flows into the fund to further diversify its holdings. Our purchases were largely in the area of essential services such as transportation. Public education bonds were especially attractive since they are attached to one of the most essential services in the most populous state in the country.

    In terms of structure, we bought issues in the intermediate part of the curve. These bonds presented attractive value, and helped performance over the course of the year. We also added some shorter-duration holdings, which were also a net positive for performance.

Q   WHAT IS YOUR OUTLOOK FOR
    THE MUNICIPAL MARKET?

A   Our outlook for the near future is
cautiously optimistic. Issuance is likely to remain strong as issuers move to take advantage of the low interest-rate environment we expect to persist for the near future. We anticipate that the Fed will continue to lower interest rates, which we believe will have a positive impact on the bond market in general and on the short end of the yield curve in particular. (Note: On October 2, 2001, the Fed reduced the federal funds rate by a half a percentage point.)

    Equity markets are not likely to recover quickly from the double blows of a slowing economy and an uncertain global future in the wake of September's events. The ongoing volatility in the equity markets has raised the profile of bonds in general as a viable asset allocation for many investors. We expect investors may continue to look on bonds favorably as long as the equity markets continue to be challenging.

    As for California, we believe that demand for the state's bonds will continue to be strong because of the tax benefits that accrue to investors. We also expect issuance to remain strong for the foreseeable future. While there will likely be pockets of weakness related to the ongoing difficulties of the technology sector (real estate, for example, is likely to continue to be soft), we believe that the California economy is sufficiently diversified to weather the current downturn. In all, we still think the market presents compelling opportunities for investors with a disciplined process.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

INSURED BOND: A bond insured against default by the bond insurer. If the issuer defaults, the insurance company will take over payments of interest and principal when due. Once a bond is insured, it typically carries the credit rating of the issuer. Most issuers are rated AAA. Municipal bond insurance applies to specific securities held in the portfolio. It does not protect the shareholder against changes in the value of fund shares.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2001
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           CALIFORNIA MUNICIPAL BONDS  95.5%
$ 1,925    Alhambra, CA City Elem Sch Dist Cap Apprec
           Ser A (FSA Insd)............................   *      09/01/20   $    732,270
  2,000    Anaheim, CA Pub Fin Auth Tax Alloc Rev
           (Inverse Fltg) (MBIA Insd).................. 10.320%  12/28/18      2,622,500
  1,430    Bay Area Govt Assn CA Lease Cap Projs Ser A
           (AMBAC Insd)................................ 5.250    07/01/17      1,514,384
  3,000    Bay Area Govt Assn CA Rev Tax Alloc CA Redev
           Agy Pool Ser A2 (FSA Insd).................. 6.400    12/15/14      3,377,490
    985    Brentwood, CA Infrastructure (FSA Insd)..... 4.500    11/01/16        969,092
  7,000    California Edl Fac Auth Rev Univ Of The
           Pacific (MBIA Insd)......................... 5.875    11/01/20      7,708,610
  2,000    California Hlth Fac Fin Auth Rev Adventist
           Hlth Ser A Rfdg (MBIA Insd)................. 6.500    03/01/14      2,045,680
  2,000    California Hlth Fac Fin Auth Rev Kaiser
           Permanente Ser A (FSA Insd)................. 5.550    08/15/25      2,025,240
  1,050    California Spl Dist Assn Fin Corp Ctfs Partn
           Spl Dists Fin Pgm Ser DD (FSA Insd)......... 5.625    01/01/27      1,106,091
  1,250    California St (FGIC Insd)................... 6.250    09/01/12      1,492,625
  2,450    California St (FGIC Insd)................... 5.000    10/01/14      2,544,545
  2,000    California St (FGIC Insd)................... 4.500    12/01/21      1,906,720
  1,200    California St Dept Transn Ctfs Ser A Rfdg
           (MBIA Insd)................................. 5.250    03/01/16      1,258,164
  2,000    California St Public Wks Brd Lease Dept
           Corrections Ser B Rfdg (AMBAC Insd)......... 5.250    01/01/12      2,205,880
  4,125    California St Public Wks Brd Lease Rev CA St
           Univ Ser A Rfdg (AMBAC Insd)................ 5.500    10/01/14      4,419,319
  1,000    California St Public Wks Brd Lease Rev
           Various Cmnty College Proj B Rfdg (AMBAC
           Insd)....................................... 5.625    03/01/16      1,065,440
  7,750    California St Rfdg (FGIC Insd).............. 5.000    02/01/23      7,794,407
  1,000    California Statewide Cmntys Dev Auth Ctfs
           Partn San Diego St Univ Fndtn Rfdg (AMBAC
           Insd)....................................... 5.250    03/01/22      1,028,730
  1,000    Carson, CA Redev Agy Redev Proj Area No 1
           Tax Alloc (MBIA Insd)....................... 5.500    10/01/15      1,122,480

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 2,000    Castaic Lake Wtr Agy CA Ctfs Partn Wtr Sys
           Impt Proj Ser A Rfdg (MBIA Insd)............ 7.000%   08/01/12   $  2,508,420
  3,000    Castaic Lake Wtr Agy CA Rev Ctfs Partn Ser A
           (MBIA Insd)................................. 5.250    08/01/23      3,105,120
  2,195    Castaic Lake Wtr Agy CA Rev Ctfs Partn Wtr
           Sys Impt Proj (AMBAC Insd)..................   *      08/01/30        471,420
  2,335    Chaffey, CA Union High Sch Dist Ser B (FGIC
           Insd)....................................... 5.500    08/01/16      2,541,671
  1,205    Channel Islands Beach, CA Cmnty Svcs Dist
           Ctfs Partn CA Spl Dist Fin Proj BB
           (FSA Insd).................................. 5.700    09/01/21      1,290,712
  1,105    Chino, CA Ctfs Partn Redev Agy
           (MBIA Insd)................................. 6.200    09/01/18      1,161,963
  1,550    Contra Costa, CA Wtr Auth Wtr Treatment Rev
           Ser A Rfdg (FGIC Insd)...................... 5.750    10/01/14      1,624,772
  5,165    Corona, CA Redev Agy Tax Alloc Redev Proj
           Area A Ser A Rfdg (FGIC Insd)............... 6.250    09/01/13      5,730,103
  1,000    East Bay, CA Muni Util Dist Spl Dist No 1
           Ser E (FGIC Insd)........................... 5.000    04/01/15      1,008,590
  1,000    East Bay, CA Muni Util Dist Wtr Sys Rev
           (MBIA Insd)................................. 5.000    06/01/21      1,013,330
  1,000    Folsom, CA Pub Fin Auth Rev Rfdg (AMBAC
           Insd)....................................... 6.000    10/01/12      1,055,590
  1,400    Folsom, CA Pub Fin Auth Rev Rfdg (AMBAC
           Insd)....................................... 6.000    10/01/19      1,470,770
  1,480    Fontana, CA Redev Agy Tax Allocation
           Downtown Redev Proj Rfdg (MBIA Insd)........ 5.000    09/01/21      1,498,544
  1,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
           Cap Apprec Rfdg (MBIA Insd).................   *      01/15/17        446,320
  2,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
           Cap Apprec Rfdg (MBIA Insd).................   *      01/15/18        835,000
  2,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
           Rfdg (MBIA Insd)............................ 5.000    01/15/16      2,084,060
    650    Fresno, CA Jt Pwrs Fin Auth Ser A
           (FSA Insd).................................. 5.000    06/01/17        670,845
    590    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA
           Insd)....................................... 5.900    08/01/17        679,981
    630    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA
           Insd)....................................... 5.900    08/01/18        723,542
    675    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA
           Insd)....................................... 5.900    08/01/19        774,272

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$   720    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA
           Insd)....................................... 5.900%   08/01/20   $    827,662
 20,000    Grossmont, CA Union High Sch Dist Ctfs Partn
           (MBIA Insd).................................   *      11/15/21      5,343,600
  1,750    Hacienda, La Puente, CA Uni Sch Dist Ser A
           (MBIA Insd)................................. 5.500    08/01/20      1,867,005
    805    Hanford, CA Jt Union High Sch Dist Cap
           Apprec Ser B (MBIA Insd)....................   *      08/01/22        273,080
  1,250    Hemet, CA Uni Sch Dist Ctfs Partn Nutrition
           Ctr Proj (FSA Insd)......................... 5.875    04/01/27      1,346,862
  1,000    Imperial, CA Ctfs Partn Wtr Fac Rfdg (FGIC
           Insd)....................................... 5.000    10/15/20      1,019,490
  1,950    Imperial Irr Dist CA Wtr Sys Proj
           (AMBAC Insd)................................ 5.000    07/01/19      1,989,858
  2,000    Inglewood, CA Redev Agy Tax Alloc Merged
           Redev Proj Ser A Rfdg (AMBAC Insd).......... 5.250    05/01/23      2,124,240
  1,000    Livermore-Amador Vly Wtr Mgmt Agy CA Swr Rev
           Ser A (AMBAC Insd).......................... 5.250    08/01/16      1,061,090
  1,000    Long Beach, CA Bond Fin Auth Lease Rev
           Rainbow Harbor Refin Proj A (AMBAC Insd).... 5.250    05/01/24      1,032,280
  2,740    Los Angeles Cnty, CA Ctfs Partn Antelope Vly
           Courthouse Ser A (AMBAC Insd)............... 5.750    11/01/16      3,037,345
  3,335    Los Angeles Cnty, CA Ctfs Partn Disney Pkg
           Proj Rfdg (AMBAC Insd)...................... 4.750    03/01/23      3,275,470
  1,000    Los Angeles Cnty, CA Met Tran Auth Sales Tax
           Rev Prop A First Tier Sr Ser C Rfdg (AMBAC
           Insd)....................................... 5.000    07/01/23      1,008,040
  1,000    Los Angeles Cnty, CA Met Tran Auth Sales Tax
           Rev Prop C Second Tier Sr Ser A Rfdg (AMBAC
           Insd)....................................... 5.000    07/01/23      1,007,280
  1,000    Los Angeles Cnty, CA Met Tran Auth Sales Tax
           Rev Prop C Second Tier Sr Ser A Rfdg (FGIC
           Insd)....................................... 5.000    07/01/14      1,056,470
  1,235    Los Angeles Cnty, CA Met Tran Auth Sales Tax
           Rev Prop C Second Tier Sr Ser A Rfdg (FGIC
           Insd)....................................... 5.000    07/01/15      1,294,688
  1,000    Los Angeles Cnty, CA Met Tran Auth Sales Tax
           Rev Prop C Second Tier Sr Ser A Rfdg (FGIC
           Insd)....................................... 5.000    07/01/16      1,040,270

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$   500    Los Angeles Cnty, CA Schs Regionalized
           Business Svcs Ctfs Partn Los Angeles Cnty
           Schs Pooled Ser A (AMBAC Insd).............. 4.250%   09/01/13   $    500,130
    505    Los Angeles Cnty, CA Schs Regionalized
           Business Svcs Ctfs Partn Los Angeles Cnty
           Schs Pooled Ser A (AMBAC Insd).............. 4.375    09/01/14        505,116
    545    Los Angeles Cnty, CA Schs Regionalized
           Business Svcs Ctfs Partn Los Angeles Cnty
           Schs Pooled Ser A (AMBAC Insd).............. 4.500    09/01/15        545,136
    570    Los Angeles Cnty, CA Schs Regionalized
           Business Svcs Ctfs Partn Los Angeles Cnty
           Schs Pooled Ser A (AMBAC Insd).............. 4.600    09/01/16        570,120
    595    Los Angeles Cnty, CA Schs Regionalized
           Business Svcs Ctfs Partn Los Angeles Cnty
           Schs Pooled Ser A (AMBAC Insd).............. 4.625    09/01/17        593,649
    625    Los Angeles Cnty, CA Schs Regionalized
           Business Svcs Ctfs Partn Los Angeles Cnty
           Schs Pooled Ser A (AMBAC Insd).............. 4.750    09/01/18        624,994
  1,265    Los Angeles Cnty, CA Schs Regionalized
           Business Svcs Ctfs Partn Cap Apprec Pooled
           Fin Ser A (AMBAC Insd)......................   *      08/01/24        377,982
  1,320    Los Angeles Cnty, CA Schs Regionalized
           Business Svcs Ctfs Partn Cap Apprec Pooled
           Fin Ser A (AMBAC Insd)......................   *      08/01/25        372,372
  2,460    Los Angeles Cnty, CA Schs Regionalized
           Business Svcs Ctfs Partn Cap Apprec Pooled
           Fin Ser A (AMBAC Insd)......................   *      08/01/28        586,267
    426    Los Angeles Cnty, CA Tran Comm Lease Rev Dia
           RR Lease Ltd (FSA Insd)..................... 7.375    12/15/06        434,827
  1,000    Los Angeles, CA Cmnty College Dist Ctfs
           Partn City College Satellite Ser A (MBIA
           Insd)....................................... 5.000    08/01/26      1,004,180
  2,000    Los Angeles, CA Cmnty College Ser A (MBIA
           Insd)....................................... 5.000    06/01/26      2,008,360
  4,500    Los Angeles, CA Cmnty College Ser A Rfdg
           (FSA Insd).................................. 6.000    08/15/20      4,710,510
  2,380    Los Angeles, CA Mtg Rev FHA Security 8 Asstd
           Proj Ser A Rfdg (MBIA Insd)................. 6.100    07/01/25      2,448,949
  2,000    Los Angeles, CA Muni Impt Corp Lease Rev
           Cent Lib Proj Ser B Rfdg (MBIA Insd)........ 5.375    06/01/15      2,076,960
  2,000    Los Angeles, CA Uni Sch Dist Ser A
           (FGIC Insd)................................. 5.000    07/01/21      2,024,620

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,000    Los Angeles, CA Uni Sch Dist Ser B
           (FGIC Insd)................................. 5.375%   07/01/15   $  1,066,570
  3,100    Los Angeles, CA Uni Sch Dist Ser D
           (FGIC Insd)................................. 5.625    07/01/15      3,414,743
  1,750    Los Angeles, CA Wstwtr Sys Rev Ser A (FGIC
           Insd)....................................... 5.000    06/01/28      1,754,147
    500    M-S-R Pub Pwr Agy CA San Juan Proj Rev Adj
           Sub Lien Ser E (MBIA Insd).................. 6.000    07/01/22        503,915
  2,000    Montclair, CA Redev Agy Tax Alloc Redev Proj
           No V Rfdg (MBIA Insd)....................... 5.000    10/01/20      1,991,480
  1,000    Mount Pleasant, CA Elem Sch Dist 1998
           Election Ser C (FSA Insd)................... 5.500    03/01/26      1,061,490
  1,570    Mountain View, CA Shoreline Tax Alloc Ser A
           (MBIA Insd)................................. 5.250    08/01/16      1,668,565
    350    Murrieta Vy, CA Uni Sch Dist 1998 Ser B
           (FGIC Insd)................................. 4.100    09/01/14        341,782
    410    Murrieta Vy, CA Uni Sch Dist 1998 Ser B
           (FGIC Insd)................................. 4.250    09/01/15        401,255
    265    Murrieta Vy, CA Uni Sch Dist 1998 Ser B
           (FGIC Insd)................................. 4.375    09/01/16        260,148
  1,000    Murrieta, CA Ctfs Partn Police Fac Proj (FSA
           Insd)....................................... 4.600    03/01/16      1,003,380
  2,000    Natomas, CA Uni Sch Dist Rfdg (FGIC Insd)... 5.250    09/01/16      2,112,960
  1,250    North City West, CA Sch Fac Fin Auth Spl Tax
           Ser B Rfdg (FSA Insd)....................... 5.750    09/01/15      1,360,687
  3,915    Oak Grove, CA Sch Dist Election of 1995
           (FGIC Insd)................................. 5.250    08/01/25      4,040,789
  1,000    Oakland, CA Uni Sch Dist Alameda Cnty (FSA
           Insd)....................................... 5.000    08/01/17      1,027,020
  5,000    Orange Cnty, CA Recovery Ctfs Partn Ser A
           (MBIA Insd)................................. 5.800    07/01/16      5,510,700
  3,000    Palm Desert, CA Fin Auth Tax Alloc Rev
           (Inverse Fltg) (MBIA Insd).................. 10.205   04/01/22      3,238,380
  1,340    Palm Springs, CA Fin Auth Lease Rev
           Convention Ctr Proj Ser A Rfdg
           (MBIA Insd) (a)............................. 5.250    11/01/19      1,404,173
  1,000    Perris, CA Sch Dist Ctfs Partn Rfdg (FSA
           Insd) (b)................................... 6.100    03/01/16      1,088,470
  2,020    Pomona, CA Pub Fin Auth Rev Merged Redev
           Proj Ser AD (MBIA Insd)..................... 5.000    02/01/15      2,114,273

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,110    Pomona, CA Pub Fin Auth Rev Merged Redev
           Proj Ser AD (MBIA Insd)..................... 5.000%   02/01/16   $  1,153,168
  1,360    Port Hueneme, CA Ctfs Partn Cap Impt Pgm
           Rfdg (MBIA Insd)............................ 6.000    04/01/19      1,573,819
  1,055    Poway, CA Redev Agy Tax Alloc Paguay Redev
           Proj (AMBAC Insd)........................... 5.375    06/15/20      1,117,857
  1,000    Poway, CA Redev Agy Tax Alloc Paguay Redev
           Proj (AMBAC Insd)........................... 5.125    06/15/33      1,014,420
  3,000    Rancho Cucamonga, CA Redev Agy Tax Alloc
           Rancho Redev Proj (MBIA Insd)............... 5.375    09/01/25      3,138,450
  1,760    Rancho, CA Wtr Dist Fin Auth Rev Ser A Rfdg
           (FSA Insd).................................. 5.500    08/01/09      1,977,026
  1,680    Rancho, CA Wtr Dist Spl Tax Cmnty Fac Dist
           883 Ser A Rfdg (AMBAC Insd)................. 6.000    09/01/17      1,851,276
  1,000    Redding, CA Elec Sys Rev Ctfs Partn (Inverse
           Fltg) (MBIA Insd)........................... 10.170   07/01/22      1,317,500
  1,000    Redding, CA Jt Pwrs Fin Auth Elec Sys Rev
           Ser A (MBIA Insd)........................... 5.500    06/01/11      1,083,740
  2,000    Rialto, CA Spl Tax Cmnty Fac Dist 87-1 Rfdg
           (FSA Insd).................................. 5.625    09/01/18      2,182,940
  1,000    Riverside Cnty, CA Ctfs Partn Historic
           Courthouse Proj (MBIA Insd)................. 5.875    11/01/27      1,082,070
  1,755    Rohnert Pk, CA Cmnty Dev Agy Tax Alloc
           Rohnert Redev Proj (MBIA Insd)..............   *      08/01/31        357,336
  1,755    Rohnert Pk, CA Cmnty Dev Agy Tax Alloc
           Rohnert Redev Proj (MBIA Insd)..............   *      08/01/33        319,199
  1,755    Rohnert Pk, CA Cmnty Dev Agy Tax Alloc
           Rohnert Redev Proj (MBIA Insd)..............   *      08/01/35        286,047
  1,000    Roseville, CA Fin Auth Loc Agy Rev Northeast
           Cmnty Fac Dist Bd Ser A Rfdg (FSA Insd)..... 5.000    09/01/21      1,012,530
  1,310    Rowland, CA Uni Sch Dist Ser A (FSA Insd)... 5.500    09/01/20      1,398,202
  2,500    San Bernardino Cnty, CA Ctfs Partn Ser B
           (Embedded Swap) (MBIA Insd) (b)............. 8.470    07/01/16      2,575,425
  2,280    San Bernardino, CA Muni Wtr Ser D Rfdg (FGIC
           Insd)....................................... 4.850    02/01/13      2,393,156
  1,000    San Diego, CA Indl Dev Rev San Diego Gas &
           Elec Ser A (MBIA Insd)...................... 6.400    09/01/18      1,048,190
  1,000    San Diego, CA Pub Fac Fin Auth Swr Rev Ser A
           (FGIC Insd)................................. 5.000    05/15/29      1,002,590
  5,000    San Diego, CA Uni Sch Dist Cap Apprec Ser A
           (FGIC Insd).................................   *      07/01/19      2,046,200

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                  COUPON   MATURITY      VALUE
           CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$ 1,500    San Francisco, CA City & Cnty Redev Fin Auth
           Tax Alloc San Fran Redev Projs Ser A
           (FSA Insd).................................. 5.000%   08/01/15   $  1,552,140
  3,000    San Francisco, CA City & Cnty Second Ser
           Issue 26B (FGIC Insd)....................... 5.000    05/01/22      3,025,650
  2,675    San Jose, CA Fin Auth Lease Convention Ctf
           Proj Ser F Rfdg (MBIA Insd)................. 5.000    09/01/17      2,762,633
  2,000    San Jose, CA Redev Tax Alloc Merged Area
           Redev Proj (AMBAC Insd)..................... 4.750    08/01/23      1,963,860
  1,000    San Leandro, CA Ctfs Partn Lib & Fire
           Stations Fin (AMBAC Insd)................... 5.750    11/01/29      1,085,520
  1,260    San Luis, CA Wtr Dists Rev Ctfs Partn Cap
           Impt Proj Rfdg (AMBAC Insd)................. 5.500    11/01/16      1,343,047
  5,080    San Marcos, CA Redev Agy Tax Alloc (FSA
           Insd)....................................... 5.375    08/01/25      5,312,715
  3,725    San Mateo Cnty, CA Jt Pwrs Auth Lease Rev
           Cap Proj Ser A Rfdg (FSA Insd).............. 4.750    07/15/23      3,657,764
    500    San Rafael, CA Redev Agency Tax Alloc (AMBAC
           Insd)....................................... 5.000    12/01/22        504,810
  1,350    Santa Fe Springs, CA Cmnty Dev Com Tax Alloc
           Cons Redev Proj Ser A (MBIA Insd)........... 4.200    09/01/14      1,332,855
  1,525    Santa Fe Springs, CA Cmnty Dev Com Tax Alloc
           Cons Redev Proj Ser A (MBIA Insd)........... 4.300    09/01/15      1,502,171
  1,500    Tahoe Truckee, CA Uni Sch Dist Sch Facs Impt
           Dist No 1 Rfdg (MBIA Insd).................. 5.500    08/01/18      1,653,030
    570    Temecula Vly, CA Uni Sch Dist Ctfs Partn
           Rfdg (FSA Insd)............................. 6.000    09/01/18        633,253
  1,000    University, CA Revs Multi Purp Projs Ser F
           (FGIC Insd)................................. 5.000    09/01/16      1,030,330
  1,000    University, CA Revs Multi Purp Projs Ser M
           (FGIC Insd)................................. 5.125    09/01/17      1,042,490
  2,000    Ventura Cnty, CA Ctfs Partn Pub Fin Auth Ser
           I (FSA Insd)................................ 5.250    08/15/16      2,096,460
  1,415    William S Hart, CA Uni High Sch Sch Facs
           Proj (MBIA Insd)............................ 5.800    09/01/18      1,562,019
                                                                            ------------
TOTAL LONG-TERM INVESTMENTS  95.5%
  (Cost $208,463,193)....................................................    222,980,409

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

                                                                               MARKET
DESCRIPTION                                                                    VALUE
SHORT-TERM INVESTMENT  4.7%
  (Cost $10,915,000).....................................................   $ 10,915,000
                                                                            ------------

TOTAL INVESTMENTS  100.2%
  (Cost $219,378,193)....................................................    233,895,409

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.2%)............................       (352,234)
                                                                            ------------

NET ASSETS  100.0%.......................................................   $233,543,175
                                                                            ============

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

AMBAC--AMBAC Indemnity Corp.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2001

ASSETS:
Total Investments (Cost $219,378,193).......................    $233,895,409
Cash........................................................         125,481
Receivables:
  Interest..................................................       2,464,662
  Fund Shares Sold..........................................       1,400,451
Other.......................................................         119,711
                                                                ------------
    Total Assets............................................     238,005,714
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       3,410,368
  Fund Shares Repurchased...................................         283,508
  Income Distributions......................................         271,325
  Distributor and Affiliates................................         150,208
  Investment Advisory Fee...................................          90,226
Trustees' Deferred Compensation and Retirement Plans........         160,481
Accrued Expenses............................................          96,423
                                                                ------------
    Total Liabilities.......................................       4,462,539
                                                                ------------
NET ASSETS..................................................    $233,543,175
                                                                ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $218,530,150
Net Unrealized Appreciation.................................      14,517,216
Accumulated Net Realized Gain...............................         369,904
Accumulated Undistributed Net Investment Income.............         125,905
                                                                ------------
NET ASSETS..................................................    $233,543,175
                                                                ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value, offering price and redemption price per
    share (Based on net assets of $174,865,400 and 9,379,520
    shares of beneficial interest issued and outstanding)...    $      18.64
    Maximum sales charge (3.25%* of offering price).........             .63
                                                                ------------
    Maximum offering price to public........................    $      19.27
                                                                ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $47,674,922 and 2,556,893 shares of
    beneficial interest issued and outstanding).............    $      18.65
                                                                ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $11,002,853 and 590,353 shares of
    beneficial interest issued and outstanding).............    $      18.64
                                                                ============

* On sales of $25,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended September 30, 2001

INVESTMENT INCOME:
Interest....................................................  $11,161,613
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      996,078
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $398,319, $413,041 and $79,841,
  respectively).............................................      891,201
Shareholder Services........................................      140,398
Legal.......................................................       33,847
Custody.....................................................       20,407
Other.......................................................      159,016
                                                              -----------
    Total Expenses..........................................    2,240,947
    Less Credits Earned on Cash Balances....................       11,933
                                                              -----------
    Net Expenses............................................    2,229,014
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 8,932,599
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 3,653,966
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    7,194,923
  End of the Period.........................................   14,517,216
                                                              -----------
Net Unrealized Appreciation During the Period...............    7,322,293
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $10,976,259
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $19,908,858
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended September 30, 2001 and 2000

                                                    YEAR ENDED            YEAR ENDED
                                                SEPTEMBER 30, 2001    SEPTEMBER 30, 2000
                                                ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................    $  8,932,599          $  9,095,238
Net Realized Gain/Loss.........................       3,653,966            (1,646,944)
Net Unrealized Appreciation During the
  Period.......................................       7,322,293             5,870,850
                                                   ------------          ------------
Change in Net Assets from Operations...........      19,908,858            13,319,144
                                                   ------------          ------------

Distributions from Net Investment Income:
  Class A Shares...............................      (6,885,041)           (7,071,334)
  Class B Shares...............................      (1,478,791)           (1,651,422)
  Class C Shares...............................        (287,197)             (259,864)
                                                   ------------          ------------
Total Distributions............................      (8,651,029)           (8,982,620)
                                                   ------------          ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................      11,257,829             4,336,524
                                                   ------------          ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......................      55,582,238            46,650,493
Net Asset Value of Shares Issued Through
  Dividend Reinvestment........................       5,438,114             5,357,180
Cost of Shares Repurchased.....................     (36,135,855)          (73,656,938)
                                                   ------------          ------------

NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.................................      24,884,497           (21,649,265)
                                                   ------------          ------------
TOTAL INCREASE/DECREASE IN NET ASSETS..........      36,142,326           (17,312,741)
NET ASSETS:
Beginning of the Period........................     197,400,849           214,713,590
                                                   ------------          ------------
End of the Period (Including accumulated
  undistributed net investment income of
  $125,905 and ($155,665), respectively).......    $233,543,175          $197,400,849
                                                   ============          ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                               NINE
                                                              MONTHS       YEAR ENDED
                                  YEAR ENDED SEPTEMBER 30,     ENDED      DECEMBER 31,
CLASS A SHARES                    ------------------------   SEPT. 30,   ---------------
                                   2001     2000     1999      1998       1997     1996
                                  ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................  $17.67   $17.28   $18.77    $18.29     $17.61   $17.74
                                  ------   ------   ------    ------     ------   ------
  Net Investment Income.........     .81      .82      .83       .64        .88      .86
  Net Realized and Unrealized
    Gain/Loss...................     .94      .38    (1.45)      .50        .65     (.15)
                                  ------   ------   ------    ------     ------   ------
Total from Investment
  Operations....................    1.75     1.20     (.62)     1.14       1.53      .71
Less Distributions from and in
  Excess of Net Investment
  Income........................     .78      .81      .87       .66        .85      .84
                                  ------   ------   ------    ------     ------   ------
NET ASSET VALUE, END OF THE
  PERIOD........................  $18.64   $17.67   $17.28    $18.77     $18.29   $17.61
                                  ======   ======   ======    ======     ======   ======

Total Return* (a)...............  10.09%    7.20%   -3.44%     6.38%**    8.93%    4.20%
Net Assets at End of the Period
  (In millions).................  $174.9   $152.5   $162.0    $151.0     $140.7   $142.5
Ratio of Expenses to Average Net
  Assets* (b)...................    .89%     .98%     .92%      .88%       .96%    1.02%
Ratio of Net Investment Income
  to Average Net Assets*........   4.43%    4.79%    4.52%     4.66%      4.96%    4.94%
Portfolio Turnover..............     39%      52%      44%       21%**      46%      35%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets (b)....................     N/A      N/A      N/A       N/A        N/A    1.03%
Ratio of Net Investment Income
  to Average Net Assets.........     N/A      N/A      N/A       N/A        N/A    4.94%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.25% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended September 30, 2000.

N/A=Not Applicable

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                NINE
                                                               MONTHS       YEAR ENDED
                                   YEAR ENDED SEPTEMBER 30,     ENDED      DECEMBER 31,
CLASS B SHARES                     ------------------------   SEPT. 30,   ---------------
                                    2001     2000     1999      1998       1997     1996
                                   ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................  $17.69   $17.26   $18.76    $18.29     $17.60   $17.74
                                   ------   ------   ------    ------     ------   ------
  Net Investment Income..........     .67      .68      .68       .53        .74      .72
  Net Realized and Unrealized
    Gain/Loss....................     .94      .43    (1.45)      .50        .67     (.15)
                                   ------   ------   ------    ------     ------   ------
Total from Investment
  Operations.....................    1.61     1.11     (.77)     1.03       1.41      .57
Less Distributions from and in
  Excess of Net Investment
  Income.........................     .65      .68      .73       .56        .72      .71
                                   ------   ------   ------    ------     ------   ------
NET ASSET VALUE, END OF THE
  PERIOD.........................  $18.65   $17.69   $17.26    $18.76     $18.29   $17.60
                                   ======   ======   ======    ======     ======   ======

Total Return* (a)................   9.27%    6.63%   -4.20%     5.76%**    8.19%    3.35%
Net Assets at End of the Period
  (In millions)..................  $ 47.7   $ 38.3   $ 45.3    $ 40.1     $ 31.0   $ 28.6
Ratio of Expenses to Average Net
  Assets* (b)....................   1.65%    1.74%    1.68%     1.64%      1.72%    1.79%
Ratio of Net Investment Income to
  Average Net Assets*............   3.67%    4.03%    3.76%     3.89%      4.18%    4.17%
Portfolio Turnover...............     39%      52%      44%       21%**      46%      35%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets (b).....................     N/A      N/A      N/A       N/A        N/A    1.79%
Ratio of Net Investment Income to
  Average Net Assets.............     N/A      N/A      N/A       N/A        N/A    4.16%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 3%, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended September 30, 2000.

N/A=Not Applicable

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                               NINE
                                                              MONTHS       YEAR ENDED
                                  YEAR ENDED SEPTEMBER 30,     ENDED      DECEMBER 31,
CLASS C SHARES                    ------------------------   SEPT. 30,   ---------------
                                   2001     2000     1999      1998       1997     1996
                                  ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................  $17.68   $17.26   $18.75    $18.29     $17.60   $17.74
                                  ------   ------   ------    ------     ------   ------
  Net Investment Income.........     .68      .68      .69       .53        .74      .72
  Net Realized and Unrealized
    Gain/Loss...................     .93      .42    (1.45)      .49        .67     (.15)
                                  ------   ------   ------    ------     ------   ------
Total from Investment
  Operations....................    1.61     1.10     (.76)     1.02       1.41      .57
Less Distributions from and in
  Excess of Net Investment
  Income........................     .65      .68      .73       .56        .72      .71
                                  ------   ------   ------    ------     ------   ------
NET ASSET VALUE, END OF THE
  PERIOD........................  $18.64   $17.68   $17.26    $18.75     $18.29   $17.60
                                  ======   ======   ======    ======     ======   ======

Total Return* (a)...............   9.27%    6.57%   -4.15%     5.70%**    8.19%    3.35%
Net Assets at End of the Period
  (In millions).................  $ 11.0   $  6.6   $  7.4    $  4.8     $  3.8   $  2.2
Ratio of Expenses to Average Net
  Assets* (b)...................   1.65%    1.74%    1.69%     1.63%      1.71%    1.79%
Ratio of Net Investment Income
  to Average Net Assets*........   3.67%    4.03%    3.75%     3.87%      4.15%    4.16%
Portfolio Turnover..............     39%      52%      44%       21%**      46%      35%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets (b)....................     N/A      N/A      N/A       N/A        N/A    1.80%
Ratio of Net Investment Income
  to Average Net Assets.........     N/A      N/A      N/A       N/A        N/A    4.16%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1%. and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended September 30, 2000.

N/A=Not Applicable

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Insured Tax Free Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide only California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities. The Fund commenced investment operations on December 13, 1985. The distribution of the Fund's Class B shares and Class C shares commenced on April 30, 1993 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not accrete market discount on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of September 30, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $102,405.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the Federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2001, the Fund utilized its capital loss carryforward of $2,777,401.

    At September 30, 2001, for federal income tax purposes, cost of long- and short-term investments is $219,378,193; the aggregate gross unrealized appreciation is $14,594,120 and the aggregate gross unrealized depreciation is $76,904, resulting in net unrealized appreciation on long- and short-term investments of $14,517,216.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    Due to the inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

F. INSURANCE EXPENSE The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

G. EXPENSE REDUCTIONS During the year ended September 30, 2001, the Fund's custody fee was reduced by $11,933 as a result of credits earned on cash balances.

2.INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $100 million..........................................     .500%
Next $150 million...........................................     .450%
Next $250 million...........................................     .425%
Over $500 million...........................................     .400%

    For the year ended September 30, 2001, the Fund recognized expenses of approximately $8,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services Agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended September 30, 2001, the Fund recognized expenses of approximately $56,500 representing Van Kampen Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2001, the Fund recognized expenses of approximately $106,400. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $103,314 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At September 30, 2001, capital aggregated $160,745,057, $46,589,896 and
$11,195,197 for Classes A, B and C, respectively. For the year ended September 30, 2001, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   1,881,368    $ 34,375,045
  Class B.................................................     850,388      15,577,720
  Class C.................................................     306,639       5,629,473
                                                            ----------    ------------
Total Sales...............................................   3,038,395    $ 55,582,238
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     235,997    $  4,308,867
  Class B.................................................      53,355         974,717
  Class C.................................................       8,452         154,530
                                                            ----------    ------------
Total Dividend Reinvestment...............................     297,804    $  5,438,114
                                                            ==========    ============
Repurchases:
  Class A.................................................  (1,369,104)   $(25,022,531)
  Class B.................................................    (510,847)     (9,320,800)
  Class C.................................................     (98,008)     (1,792,524)
                                                            ----------    ------------
Total Repurchases.........................................  (1,977,959)   $(36,135,855)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

    At September 30, 2000, capital aggregated $147,083,676, $39,358,259 and
$7,203,718 for Classes A, B and C, respectively. For the year ended September 30, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   2,095,832    $ 35,682,723
  Class B.................................................     493,919       8,429,915
  Class C.................................................     146,104       2,537,855
                                                            ----------    ------------
Total Sales...............................................   2,735,855    $ 46,650,493
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     240,626    $  4,121,605
  Class B.................................................      63,203       1,081,388
  Class C.................................................       9,022         154,187
                                                            ----------    ------------
Total Dividend Reinvestment...............................     312,851    $  5,357,180
                                                            ==========    ============
Repurchases:
  Class A.................................................  (3,080,034)   $(52,627,822)
  Class B.................................................  (1,018,649)    (17,373,389)
  Class C.................................................    (212,943)     (3,655,727)
                                                            ----------    ------------
Total Repurchases.........................................  (4,311,626)   $(73,656,938)
                                                            ==========    ============

    Class B Shares purchased on or after June 1, 1996 and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended September 30, 2001 and 2000, 125,586 and 416,653 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares are purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended September 30, 2001 and 2000, no Class C Shares converted to Class A Shares. Classes B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within four years

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                   SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                 OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                              -----------------------
YEAR OF REDEMPTION                                            CLASS B         CLASS C
First.......................................................   3.00%           1.00%
Second......................................................   2.50%            None
Third.......................................................   2.00%            None
Fourth......................................................   1.00%            None
Fifth and Thereafter........................................    None            None

    For the year ended September 30, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $43,200 and CDSC on redeemed shares of approximately $83,700. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $103,549,049 and $79,295,574, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation.

    The Fund invests in indexed securities. These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each of Class B and Class C average net assets are accrued daily. Included in these fees for the year ended September 30, 2001, are payments retained by Van Kampen of approximately $363,300 and payments to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $46,200.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen California Insured Tax Free Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen California Insured Tax Free Fund (the "Fund"), as of September 30, 2001, and the related statements of operations for the year then ended, and the statement of changes in net assets and financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the indicated years in the period ended September 30, 1999 were audited by other auditors whose report dated November 11, 1999 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at September 30, 2001, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
November 8, 2001

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110
LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year the year ended September 30, 2001. The Fund designated 99.9% of the income distributions as a tax-exempt income distribution. In January, 2001, the Fund provided tax information to shareholders for the 2000 calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
41, 341, 541                                                   Member NASD/SIPC.
CAI ANR 11/01                                                   4513K01-AP-11/01

                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4
          PERFORMANCE OF A $10,000 INVESTMENT       6

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       7
                TWELVE-MONTH DIVIDEND HISTORY       7
                              TOP FIVE STATES       8
                             TOP FIVE SECTORS       8
             Q&A WITH YOUR PORTFOLIO MANAGERS       9
                            GLOSSARY OF TERMS      13

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      14
                         FINANCIAL STATEMENTS      32
                NOTES TO FINANCIAL STATEMENTS      38
               REPORT OF INDEPENDENT AUDITORS      45

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      46
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      47

With four generations of investment management experience, we understand market declines--and that opportunities may arise at any time.
This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
October 19, 2001

Dear Shareholder,

Recent events, market fluctuations and a worldwide economic slowdown affected everyone in 2001. We at Van Kampen understand how disconcerting these tragic events are, that's why we continue to stress the importance of long-term investing--a prudent strategy for dealing with uncertain markets.

To help you put recent events--and your fund's performance--into perspective, we've prepared this informative report. It examines how your fund's portfolio managers invested the fund's assets and how those investments performed. Inside you'll find an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information which will help you better understand your investment.

With nearly four generations of investment management experience, we understand market declines--and that new opportunities may arise at any time. So, as you craft an investment strategy that can minimize the impact of future downturns, consider these time-tested investing principles:

- DIVERSIFY--Owning a portfolio that includes a variety of stock and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- BEFORE YOU INVEST, SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. He or she can help assess your situation by reviewing your investment time frame, tolerance for risk, personal savings, and investments and retirement assets. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

Thank you for your continued trust in Van Kampen.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE TRAGIC EVENTS OF SEPTEMBER 11, 2001, HAD A CHILLING EFFECT ON AN ALREADY COOLING U.S. ECONOMY. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, FELL TO -0.4 PERCENT ON AN ANNUALIZED BASIS FOR THE THIRD QUARTER OF 2001.

BUSINESS ACTIVITY DROPPED AS AMERICANS, SHAKEN BY THE TERRORIST ATTACKS, HALTED THEIR DAILY ROUTINES IMMEDIATELY FOLLOWING THE DISASTER. PRIOR TO SEPTEMBER 11, MANY ECONOMIC ANALYSTS HAD PREDICTED THE U.S. ECONOMY WOULD AVOID A RECESSION. BUT, BY THE END OF THE MONTH, ANALYSTS WERE TRYING TO ESTIMATE THE DEPTH AND DURATION OF WHAT MANY PREDICTED WAS AN UNAVOIDABLE RECESSION.

AS THE ANALYSTS'--AND THE COUNTRY'S--COLLECTIVE MOOD DARKENED, POLITICAL SQUABBLES FELL TO THE WAYSIDE. FOCUSED ON BOTH HUMANITARIAN AND ECONOMIC RELIEF EFFORTS, CONGRESS APPROVED A $40 BILLION EMERGENCY PACKAGE THAT EARMARKED $15 BILLION IN AID AND LOANS FOR THE AIRLINE INDUSTRY. FOLLOWING THIS INFLUX OF MONEY, AND WITH ADDITIONAL ECONOMIC STIMULUS PACKAGES HEADED TOWARD APPROVAL, MOST ANALYSTS AGREED THE EVENTS OF SEPTEMBER 11 WOULD HAVE A SIGNIFICANT IMPACT ON THE U.S. ECONOMY. HOWEVER, THE ANALYSTS POINTED OUT, THE ENACTMENT OF AN EMERGENCY FISCAL POLICY MIGHT HELP LESSEN THE ECONOMIC REPERCUSSIONS.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER CONFIDENCE, WHICH HAD WAVERED IN RECENT MONTHS, PLUMMETED AFTER THE TERRORIST ATTACKS. CONSUMERS WERE FURTHER SHAKEN BY ONGOING REPORTS OF MASS LAYOFFS AND LARGE-SCALE JOB-CUTS IN THE AIRLINE INDUSTRY. CONSUMER SPENDING, WHICH FUELS TWO-THIRDS OF U.S. ECONOMIC GROWTH, DROPPED DRAMATICALLY AS THE COUNTRY WATCHED THE EVENTS IN WASHINGTON D.C., NEW YORK AND PENNSYLVANIA.

UNEMPLOYMENT LEVELS WERE ON THE RISE THROUGHOUT THE REPORTING PERIOD. BY THE END OF SEPTEMBER 2001, THE UNEMPLOYMENT RATE WAS 4.9 PERCENT.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.50 PERCENT CUT ON SEPTEMBER 17--THE EIGHTH RATE-CUT TO OCCUR BETWEEN JANUARY 1 AND SEPTEMBER 30, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 3.0 PERCENT. (NOTE: ON OCTOBER 2, 2001, IN AN ATTEMPT TO BOLSTER THE WEAKENING ECONOMY, THE FED CUT INTEREST RATES BY AN ADDITIONAL 0.50 PERCENT. THIS WAS THE NINTH RATE-CUT SINCE JANUARY 1, 2001.)

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.6 PERCENT IN THE 12 MONTHS ENDED SEPTEMBER 30.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1999--September 30, 2001)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 99                                                                            5.70
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -0.40

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(September 30, 1999--September 30, 2001)

[LINE GRAPH]


                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

                                           PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of September 30, 2001)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
One-year total return based on
NAV(1)                                    8.93%      8.06%      8.00%
-------------------------------------------------------------------------
One-year total return(2)                  3.76%      4.06%      7.00%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 3.79%      3.75%      3.99%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 5.36%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 5.95%      4.75%(3)    3.76%
-------------------------------------------------------------------------
Commencement date                      08/01/90   08/24/92   08/13/93
-------------------------------------------------------------------------
Distribution rate(4)                      4.59%      4.09%      4.10%
-------------------------------------------------------------------------
Taxable-equivalent distribution
rate(5)                                   7.54%      6.72%      6.73%
-------------------------------------------------------------------------
SEC Yield(6)                              4.49%      3.97%      3.98%
-------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. The returns above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) Taxable-equivalent calculations reflect a federal income tax rate of 39.1%.

(6) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended September 30, 2001.

    A portion of the interest income may be subject to the federal alternative minimum tax (AMT).

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on the investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

PERFORMANCE OF A $10,000 INVESTMENT

(September 30, 1991--September 30, 2001)

 [INVESTMENT PERFORMANCE GRAPH]


                                                                                                  LEHMAN BROTHERS MUNICIPAL BOND
                                                                                                  INDEX IS AN UNMANAGED, BROAD-
                                                                                                  BASED STATISTICAL COMPOSITE OF
                                                                   MUNICIPAL INCOME FUND*               MUNICIPAL BONDS.+
                                                                   ----------------------         ------------------------------
9/91                                                                       9525.00                           10000.00
                                                                           9848.00                           10336.00
                                                                           9993.00                           10367.00
                                                                          10407.00                           10760.00
9/92                                                                      10628.00                           11046.00
                                                                          10803.00                           11247.00
                                                                          11233.00                           11664.00
                                                                          11605.00                           12046.00
9/93                                                                      11945.00                           12453.00
                                                                          12121.00                           12628.00
                                                                          11289.00                           11934.00
                                                                          11434.00                           12067.00
9/94                                                                      11479.00                           12149.00
                                                                          11348.00                           11975.00
                                                                          12147.00                           12821.00
                                                                          12253.00                           13131.00
9/95                                                                      12501.00                           13509.00
                                                                          13120.00                           14066.00
                                                                          12916.00                           13896.00
                                                                          13020.00                           14003.00
9/96                                                                      13335.00                           14325.00
                                                                          13653.00                           14690.00
                                                                          13650.00                           14656.00
                                                                          14108.00                           15161.00
9/97                                                                      14496.00                           15618.00
                                                                          14901.00                           16042.00
                                                                          15063.00                           16226.00
                                                                          15267.00                           16473.00
9/98                                                                      15737.00                           16979.00
                                                                          15670.00                           17081.00
                                                                          15701.00                           17233.00
                                                                          15336.00                           16928.00
9/99                                                                      15069.00                           16860.00
                                                                          14820.00                           16728.00
                                                                          15100.00                           17219.00
                                                                          15213.00                           17479.00
9/00                                                                      15474.00                           17902.00
                                                                          16015.00                           18685.00
                                                                          16332.00                           19100.00
                                                                          16369.00                           19226.00
9/01                                                                      16856.00                           19765.00

This chart compares your fund's performance to that of the Lehman Brothers Municipal Bond Index over time.

This index is an unmanaged broad-based, statistical composite and its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (4.75% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The returns above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
 * Wiesenberger(R)
 (+) Lehman Brothers

                                                 PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of September 30, 2001
- AAA/Aaa............  55.1%   [PIE CHART]
- AA/Aa..............  10.0%
- A/A................   6.1%
- BBB/Baa............   5.9%
- BB/Ba..............   1.1%
- B/B................   0.1%
- Non-Rated..........  21.7%
As of September 30, 2000
- AAA/Aaa............  53.8%   [PIE CHART]
- AA/Aa..............   5.6%
- A/A................   9.2%
- BBB/Baa............   8.6%
- BB/Ba..............   1.1%
- B/B................   0.1%
- Non-Rated..........  21.6%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended September 30, 2001)
[BAR GRAPH]

                                                                               DIVIDEND
                                                                               --------
10/00                                                                           0.0635
11/00                                                                           0.0635
12/00                                                                           0.0610
1/01                                                                            0.0610
2/01                                                                            0.0610
3/01                                                                            0.0610
4/01                                                                            0.0610
5/01                                                                            0.0610
6/01                                                                            0.0585
7/01                                                                            0.0585
8/01                                                                            0.0585
9/01                                                                            0.0585

The dividend history represents dividends that were paid on the fund's Class A shares and is no guarantee of the fund's future dividends.

TOP FIVE STATES

(as a percentage of long-term investments--September 30, 2001)

Illinois                                                    11.2%
---------------------------------------------------------------------
New York                                                    11.1%
---------------------------------------------------------------------
Texas                                                        9.4%
---------------------------------------------------------------------
New Jersey                                                   6.2%
---------------------------------------------------------------------
California                                                   4.9%
---------------------------------------------------------------------

Subject to change daily.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                     SEPTEMBER 30, 2001                 SEPTEMBER 30, 2000
                                                                     ------------------                 ------------------
General Purpose                                                             16.2                               11.2
Health Care                                                                 13.5                               16.9
Transportation                                                               8.5                                9.2
Public Building                                                              6.8                                7.5
Public Education                                                             6.7                                8.5

   Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy securities in the sectors shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed. Securities are classified by sectors that represent broad groupings of related industries.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN MUNICIPAL INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE PAST 12 MONTHS. THE MANAGEMENT TEAM INCLUDES JAMES F. WILLISON, JOSEPH R. ARCIERI AND TIMOTHY D. HANEY. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2001.

The investment teams that manage the Van Kampen funds extend their condolences to those touched by the tragic events of September 11, 2001. Please know that our thoughts are with all those who have been affected.

Q   HOW WOULD YOU CHARACTERIZE THE
    MARKET ENVIRONMENT IN WHICH THE FUND OPERATED IN THE LAST 12 MONTHS, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   The market environment of the
past year has been dominated by the effects of the faltering U.S. economy. It seems hard to imagine that one year ago both investors and the Federal Reserve Board (the "Fed") were worried about inflation. Those worries disappeared when growth slowed drastically in the second half of 2000, with gross domestic product (GDP) falling by half in the third quarter, and then half again to an anemic 1 percent in the fourth quarter of 2000.

    The slowing economy had predictable effects, including widespread layoffs and deteriorating conditions for business investment. It also affected a number of credits negatively, including many in the industrial sector. The fund was negatively impacted by some of its industrial holdings, as well as by fallout from asbestos liability rulings.

    The severity and suddenness of the slowdown led the Fed to shift its attention rapidly from fighting inflation to avoiding recession. Acting between scheduled meetings, the Fed cut interest rates on January 3, 2001 by 50 basis points. This was only the first of eight cuts over the period ending September 30, 2001 for a total of 350 basis points, or three and one-half percentage points.

    These interest rate cuts brought rates down across the yield curve, but were especially effective at the short end of the curve. This had the result of steepening the curve significantly as short- and intermediate-term paper rallied strongly.

    Uncertainty surrounding the slowing economy led many investors to seek out the relative stability of bonds. This preference for stability produced large cash inflows for all types of bond funds. While this money was initially put to work in higher-rated issues in consideration of the weakness in the economy, by April spreads in lower-grade credits also started to compress as more money flowed into the bond markets.

    The general decline in interest rates led municipalities to increase their issuance of debt to take advantage of lower financing costs. For the year ended September 30, overall issuance was up 34 percent from the previous year. Slowing economic conditions also led investors to pay more attention to credit quality, with the result that issuance of insured paper was up 56 percent over the same period.

    While they occurred at the end of the period, the tragic events of September 11 had a large economic impact. Economic activity came to a standstill nationwide and across industries, and the travel sector was especially hard hit. Employment, which had been weak to begin with, fell sharply as companies announced layoffs as part of a general move to cut costs to address a markedly weaker future.

    In this environment, the fund generated a total return of 8.93 percent for the twelve-month period ended September 30, 2001. The fund continued to provide shareholders with what we believe is an attractive level of income, as its monthly dividend of $0.0585 per Class A share translates to a distribution rate of 4.59 percent based on the fund's maximum offering price as of September 30, 2001. Performance information for the fund reflects Class A shares at net asset value including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding a maximum sales charge of 4.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Of course, past performance is no guarantee of future results. Performance of other share classes will vary. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Municipal Bond Index posted a total return of 10.40 percent for the same period. The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. This index and its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID THESE FACTORS EFFECT THE
    WAY YOU MANAGED THE PORTFOLIO?

A   One of the main adjustments to
the fund over the period was a move to higher overall credit quality. As part of this move, we increased the fund's holdings in AAA and AA rated paper. We funded these purchases by selling bonds rated A and lower, which fell from 40.6 to 34.9 percent of long-term investments.

    Our focus on improving the fund's credit profile also influenced the fund's sector composition. We increased the fund's holdings of general purpose bonds by 5 percent to over 16 percent of long-term investments over the course of the period. These issues tend to be highly rated, and we were able to purchase several liquid issues that met our requirements. We also increased the fund's holdings in retail electric and gas bonds, which also tend to offer higher credit quality.

    Overall, our strategy has been to actively manage the fund's higher quality holdings. We have done this through relative value trades among states and coupon structures. For longer-term holdings, our approach has been to buy premium, intermediate structures that are priced to call.

Q   WHAT SECTORS OF THE
    MARKET WERE YOU MOST CONCERNED ABOUT?

A   The slowing economy has led us to
be extremely cautious about industrial revenue bonds. This sector is highly leveraged to the health of the manufacturing sector, which has been in decline for most of the past 12 months. As a result, we reduced the fund's holdings significantly and don't anticipate making any sizable additions in the near future.

    We have been and remain concerned by health care bonds because of the challenges facing the industry. Continuing overcapacity as well as difficulty in ongoing financing have currently made the sector unattractive to us.

    In the wake of the events of September 11, we are also concerned about sectors that will be negatively impacted in the coming months. This has led us to be cautious regarding airport bonds and other related corporate issues.

Q   WHAT IS YOUR OUTLOOK FOR
    THE MUNICIPAL MARKET?

A   Our outlook for the near future is
cautiously optimistic. Issuance is likely to remain strong as issuers move to take advantage of the low interest-rate environment we expect to persist for the near future. We anticipate that the Fed will continue to lower interest rates, which we believe will have a positive impact on the bond market in general and on the short end of the yield curve in particular. (Note: On October 2, 2001, the Fed reduced the federal funds rate by a half a percentage point.)

    Equity markets are not likely to recover quickly from the double blows of a slowing economy and an uncertain global future in the wake of September's events. The ongoing volatility in the equity markets has raised the profile of bonds in general as a viable asset allocation for many investors. We expect investors may continue to look on bonds favorably as long as the equity markets continue to be difficult.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

INSURED BOND: A bond insured against default by the bond insurer. If the issuer defaults, the insurance company will take over payments of interest and principal when due. Once a bond is insured, it typically carries the credit rating of the issuer. Most issuers are rated AAA. Municipal bond insurance applies to specific securities held in the portfolio. It does not protect the shareholder against changes in the value of fund shares.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short-and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2001
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  95.7%
          ALABAMA  0.7%
$1,230    Alabama St Brd Ed Rev Shelton St Cmnty
          College Rfdg (AMBAC Insd)................... 5.375%   10/01/12   $  1,341,979
 2,930    Alabama Wtr Pollutn Ctl Auth Revolving Fd Ln
          Ser A (AMBAC Insd).......................... 6.750    08/15/17      3,261,881
   240    Mobile, AL Indl Dev Brd Solid Waste Disp Rev
          Mobile Energy Svcs Co Proj Rfdg (a)(e)...... 6.950    01/01/20         14,414
 2,000    West Jefferson Cnty, AL Amusement & Pub Pk
          Auth First Mtg Visionland Proj (a).......... 6.375    02/01/29        625,000
                                                                           ------------
                                                                              5,243,274
                                                                           ------------
          ALASKA  0.4%
    10    Alaska Energy Auth Pwr Rev Bradley Lake Proj
          Ser 1 (BIGI Insd)........................... 6.250    07/01/21         10,025
 1,650    Juneau, AK City & Borough Nonrecourse Rev... 6.875    12/01/25      1,629,688
 1,000    Valdez, AK Marine Term Rev Sohio Pipeline
          Rfdg........................................ 7.125    12/01/25      1,037,670
                                                                           ------------
                                                                              2,677,383
                                                                           ------------
          ARIZONA  1.4%
 3,330    Coconino Cnty, AZ Pollutn Ctl Corp Rev NV
          Pwr Co Proj Rfdg Ser E...................... 5.350    10/01/22      3,029,101
 3,000    Maricopa Cnty, AZ Pollutn Ctl Rfdg.......... 6.150    12/01/14      3,047,430
   500    Scottsdale, AZ Indl Dev Auth Rev First Mtg
          Westminster Vlg Ser A Rfdg.................. 8.250    06/01/15        532,315
 1,875    Scottsdale, AZ Indl Dev Hosp Scottsdale Mem
          Hosp Ser A Rfdg (AMBAC Insd)................ 6.000    09/01/12      2,077,050
 1,750    Scottsdale, AZ Indl Dev Hosp Scottsdale Mem
          Hosp Ser A Rfdg (AMBAC Insd)................ 6.125    09/01/17      1,906,537
                                                                           ------------
                                                                             10,592,433
                                                                           ------------
          ARKANSAS  1.6%
 6,000    Arkansas St Fed Hwy Grant Antic Ser A....... 5.250    08/01/12      6,477,060
 1,740    Jackson Cnty, AR Hlthcare Fac Brd First Mtg
          Hosp Rev Newport Hosp & Clinic Inc.......... 7.375    11/01/11      1,746,995
 4,417    Maumell, AR Dogwood Addition Prd Mun Ppty
          Owners Rfdg................................. 7.500    03/01/06      4,422,798
                                                                           ------------
                                                                             12,646,853
                                                                           ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          CALIFORNIA  4.7%
$5,250    Anaheim, CA Pub Fin Auth Lease Cap Apprec
          (FSA Insd)..................................   *      09/01/22   $  1,771,822
 4,730    California Edl Fac Auth Rev College of
          Osteopathic Med Pacific (Prerefunded @
          06/01/03)................................... 7.500%   06/01/18      5,181,810
 4,100    Delano, CA Ctfs Partn Ser A (Prerefunded @
          01/01/03)................................... 9.250    01/01/22      4,550,303
 3,890    Escondido, CA Jt Pwrs Fin Auth Lease Rev
          (AMBAC Insd)................................   *      09/01/13      1,988,451
 5,430    Escondido, CA Jt Pwrs Fin Auth Lease Rev
          (AMBAC Insd)................................   *      09/01/14      2,578,218
   780    Fairfield, CA Hsg Auth Mtg Rev Creekside
          Estates Proj Rfdg (Prerefunded @
          08/01/02)................................... 7.875    02/01/15        831,379
 3,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Cap Apprec Rfdg (MBIA Insd).................   *      01/15/17      1,338,960
21,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Cap Apprec Rfdg.............................   *      01/15/24      5,667,270
15,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Cap Apprec Rfdg.............................   *      01/15/30      2,795,250
54,635    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Cap Apprec Rfdg.............................   *      01/15/32      9,002,209
 1,155    Midpeninsula Regl Open Space Dist CA Fin
          Auth Rev Cap Apprec (AMBAC Insd)............   *      09/01/19        467,902
 1,265    Midpeninsula Regl Open Space Dist CA Fin
          Auth Rev Cap Apprec (AMBAC Insd)............   *      09/01/22        427,266
 1,380    Midpeninsula Regl Open Space Dist CA Fin
          Auth Rev Cap Apprec (AMBAC Insd)............   *      09/01/25        391,575
                                                                           ------------
                                                                             36,992,415
                                                                           ------------
          COLORADO  3.2%
 2,840    Adams Cnty, CO Single Family Mtg Rev Ser
          A........................................... 8.875    08/01/10      3,838,771
 3,985    Adams Cnty, CO Single Family Mtg Rev Ser
          A........................................... 8.875    08/01/12      5,537,317
   300    Berry Creek Metro Dist CO Rfdg & Impt....... 8.250    12/01/11        304,599
 1,400    Douglas Cnty, CO Sch Dist No 001
          (MBIA Insd).................................   *      12/15/11        893,088
 1,000    Edgewater, CO Redev Auth Tax Increment Rev
          (Prerefunded @ 12/01/03).................... 6.750    12/01/08      1,097,840
 1,320    El Paso Cnty, CO Sch Dist No 003 Widefield
          Ser A (Prerefunded @ 12/15/05) (MBIA
          Insd).......................................   *      12/15/14        697,158
 1,420    El Paso Cnty, CO Sch Dist No 003 Widefield
          Ser A (Prerefunded @ 12/15/05) (MBIA
          Insd).......................................   *      12/15/15        706,961

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          COLORADO (CONTINUED)
$1,420    El Paso Cnty, CO Sch Dist No 003 Widefield
          Ser A (Prerefunded @ 12/15/05) (MBIA
          Insd).......................................   *      12/15/16   $    662,828
 1,330    El Paso Cnty, CO Sch Dist No 003 Widefield
          Ser A (Prerefunded @ 12/15/05) (MBIA
          Insd).......................................   *      12/15/18        545,805
 3,690    Jefferson Cnty, CO Residential Mtg Rev...... 11.500%  09/01/12      5,970,789
 5,000    Meridian Metro Dist CO Peninsular & Oriental
          Steam Navig Co Rfdg (Prerefunded @ 12/1/01)
          (LOC: Meridian Assoc East).................. 7.500    12/01/11      5,095,950
                                                                           ------------
                                                                             25,351,106
                                                                           ------------
          CONNECTICUT  1.2%
 3,005    Connecticut St Hlth & Edl Fac Auth Rev
          Nursing Home Pgm AHF/Hartford (Prerefunded @
          11/01/04)................................... 7.125    11/01/14      3,450,161
   495    Mashantucket Western Pequot Tribe CT Spl Rev
          Ser A, 144A--Private Placement (b).......... 6.500    09/01/06        568,993
 2,530    Mashantucket Western Pequot Tribe CT Spl Rev
          Ser A, 144A--Private Placement (b).......... 6.400    09/01/11      2,724,785
 2,470    Mashantucket Western Pequot Tribe CT Spl Rev
          Ser A, 144A--Private Placement (Prerefunded
          @ 09/01/07) (b)............................. 6.400    09/01/11      2,873,919
                                                                           ------------
                                                                              9,617,858
                                                                           ------------
          DISTRICT OF COLUMBIA  0.6%
 2,500    District of Columbia Rev Natl Pub Radio Ser
          A........................................... 7.700    01/01/23      2,704,925
 1,500    Washington Dist Of Columbia Convention Cent
          Auth Dedicated Tax Rev (AMBAC Insd)......... 5.250    10/01/12      1,594,230
                                                                           ------------
                                                                              4,299,155
                                                                           ------------
          FLORIDA  4.7%
   100    Atlantic Beach, FL Rev Fleet Landing Proj
          Ser A Rfdg & Impt........................... 7.500    10/01/02        102,576
   500    Atlantic Beach, FL Rev Fleet Landing Proj
          Ser A Rfdg & Impt (Prerefunded @
          10/01/04)................................... 7.875    10/01/08        575,525
10,000    Broward Cnty, FL Arpt Sys Rev Ser J-I (AMBAC
          Insd)....................................... 5.250    10/01/26     10,012,400
 1,500    Cocoa, FL Wtr & Swr Rev Rfdg (FGIC Insd).... 4.500    10/01/22      1,369,425
 9,000    Dade Cnty, FL Gtd Entitlement Rev Cap Apprec
          Ser A Rfdg (MBIA Insd)......................   *      02/01/18      3,563,010
 5,000    Escambia Cnty, FL Hlth Fac Auth Rev FL
          Hlthcare Fac Ln (AMBAC Insd)................ 5.950    07/01/20      5,550,650
 7,640    Florida St Brd Ed Cap Outlay Rfdg Ser A..... 5.500    06/01/10      8,463,745

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          FLORIDA (CONTINUED)
$  500    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
          Orlando Lutheran Twr Rfdg................... 8.625%   07/01/20   $    543,765
   595    Orange Cnty, FL Tourist Dev Tax Rev (AMBAC
          Insd)....................................... 6.000    10/01/16        595,631
 3,985    Sarasota Cnty, FL Hlth Fac Auth Rev Hlthcare
          Kobernick/Meadow Pk (Prerefunded @
          07/01/02)................................... 10.000   07/01/22      4,282,719
   785    Tampa Palms, FL Open Space & Tran Cmnty Dev
          Dist Rev Cap Impt Area 7 Proj............... 8.500    05/01/17        838,513
   928    Tampa Palms, FL Open Space & Tran Cmnty Dev
          Dist Rev Cap Impt Area 7 Proj............... 7.500    05/01/18        981,908
                                                                           ------------
                                                                             36,879,867
                                                                           ------------
          GEORGIA  3.1%
 2,000    Fulton Cnty, GA Hsg Auth Multi-Family Hsg
          Rev Azalea Manor Proj Ser A................. 6.500    02/01/28      1,857,640
23,550    Georgia Loc Govt Ctfs Partn Grantor Trust
          Ser A (MBIA Insd)........................... 4.750    06/01/28     22,575,972
                                                                           ------------
                                                                             24,433,612
                                                                           ------------
          HAWAII  1.0%
 4,055    Hawaii St Arpts Sys Rev Ser 1993 (MBIA
          Insd)....................................... 6.350    07/01/07      4,361,112
 1,475    Hawaii St Harbor Cap Impt Rev (FGIC Insd)... 6.350    07/01/07      1,594,327
 1,560    Hawaii St Harbor Cap Impt Rev (FGIC Insd)... 6.400    07/01/08      1,687,639
                                                                           ------------
                                                                              7,643,078
                                                                           ------------
          ILLINOIS  10.7%
 3,850    Bedford Pk, IL Tax Increment Rev Sr Lien
          Bedford City Square Proj.................... 9.250    02/01/12      3,974,663
 1,225    Bridgeview, IL Tax Increment Rev Rfdg
          (Prerefunded @ 01/01/04).................... 9.000    01/01/11      1,395,103
 5,900    Broadview, IL Tax Increment Rev Sr Lien
          (Prerefunded @ 07/01/04) (c)................ 8.250    07/01/13      6,689,066
13,600    Chicago, IL Brd Ed Cap Apprec Sch Reform B-1
          (FGIC Insd).................................   *      12/01/22      4,335,000
 6,800    Chicago, IL Brd Edl Cap Apprec Sch Reform
          Ser A (FGIC Insd)...........................   *      12/01/19      2,613,512
 5,000    Chicago, IL Brd Edl Cap Apprec Sch Reform
          Ser A (FGIC Insd)...........................   *      12/01/20      1,806,600
 6,375    Chicago, IL Brd Edl Cap Apprec Sch Reform
          Ser A (FGIC Insd)...........................   *      12/01/21      2,162,974
 3,000    Chicago, IL Lakefront Millennium Pkg Fac
          (MBIA Insd).................................   *      01/01/19      2,485,800

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          ILLINOIS (CONTINUED)
$1,000    Chicago, IL Metro Wtr Reclamation Dist Gtr
          Chicago..................................... 7.000%   01/01/11   $  1,215,010
 6,000    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          United Airls Proj Ser B..................... 5.200    04/01/11      4,906,500
 3,210    Chicago, IL Proj & Rfdg Ser C (FGIC Insd)... 5.750    01/01/16      3,474,440
 4,130    Chicago, IL Proj & Rfdg Ser C (MBIA Insd)... 5.000    01/01/41      3,942,250
 1,170    Chicago, IL Single Family Mtg Rev Ser A
          (GNMA Collateralized)....................... 7.000    09/01/27      1,310,178
   365    Chicago, IL Tax Increment Alloc Santn Drain
          & Ship Canal Ser A.......................... 7.375    01/01/05        376,724
 1,000    Chicago, IL Tax Increment Alloc Santn Drain
          & Ship Canal Ser A.......................... 7.750    01/01/14      1,072,990
 2,000    Chicago, IL Tax Increment Alloc Sub Cent
          Loop Redev Ser A............................ 6.500    12/01/05      2,132,140
 1,000    Cook Cnty, IL Cmnty College Dist No 508
          Chicago Ctfs Partn (FGIC Insd).............. 8.750    01/01/07      1,235,820
 2,265    Cook Cnty, IL Cons High Sch Dist No 200 Oak
          Park (FSA Insd).............................   *      12/01/10      1,522,035
 2,265    Cook Cnty, IL Cons High Sch Dist No 200 Oak
          Park (FSA Insd).............................   *      12/01/11      1,443,054
 5,000    Cook Cnty, IL Ser A (FGIC Insd)............. 5.500    11/15/31      5,156,150
 1,000    Crestwood, IL Tax Increment Rev Rfdg........ 7.250    12/01/08      1,058,320
   900    Hodgkins, IL Tax Increment.................. 9.500    12/01/09        942,885
 1,500    Hodgkins, IL Tax Increment Ser A Rfdg....... 7.625    12/01/13      1,604,925
 1,470    Huntley, IL Increment Alloc Rev Huntley
          Redev Proj Ser A............................ 8.500    12/01/15      1,621,851
   450    Illinois Dev Fin Auth Rev Cmnty Fac Clinic
          Altgeld Proj................................ 8.000    11/15/06        466,461
 1,935    Illinois Hlth Fac Auth Rev Fairview Oblig
          Group Proj B (Prerefunded @ 10/01/02)....... 9.000    10/01/22      2,080,589
 3,995    Illinois Hlth Fac Auth Rev Fairview Oblig
          Group Proj Ser A (Prerefunded @ 10/01/02)... 9.500    10/01/22      4,305,212
 2,600    Illinois Hlth Fac Auth Rev Utd Med Cent
          (Prerefunded @ 07/01/03).................... 8.375    07/01/12      2,856,516
    50    Illinois Hsg Dev Auth Residential Mtg Rev
          (Inverse Fltg).............................. 9.917    02/01/18         52,375
 5,750    Metropolitan Pier & Expo Auth IL Dedicated
          St Tax Rev McCormick Plan Expn Proj Rfdg
          (FGIC Insd)................................. 5.250    12/15/28      5,765,295

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          ILLINOIS (CONTINUED)
$3,555    Metropolitan Pier & Expo Auth IL Dedicated
          St Tax Rev Cap Apprec McCormick Ser A Rfdg
          (MBIA Insd).................................   *      12/15/15   $  1,764,346
 2,800    Regional Tran Auth IL Ser A (AMBAC Insd).... 8.000%   06/01/17      3,792,012
 3,773    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser A (a).............................. 8.375    10/15/16         37,734
 1,477    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser B (a).............................. 8.375    10/15/16         14,766
   535    Round Lake Beach, IL Tax Increment Rev
          Rfdg........................................ 7.200    12/01/04        557,240
   500    Round Lake Beach, IL Tax Increment Rev
          Rfdg........................................ 7.500    12/01/13        522,095
 1,410    Saint Charles, IL Indl Dev Rev Tri-City Ctr
          Proj........................................ 7.500    11/01/13      1,427,851
 4,270    Will Cnty, IL Fst Presv Dist Ser B (FGIC
          Insd).......................................   *      12/01/15      2,120,354
                                                                           ------------
                                                                             84,240,836
                                                                           ------------
          INDIANA  1.3%
 1,000    East Chicago, IN Exempt Fac Inland Steel Co
          Proj No 14.................................. 6.700    11/01/12        518,340
   570    Elkhart Cnty, IN Hosp Auth Rev Elkhart Genl
          Hosp Inc.................................... 7.000    07/01/12        599,098
 2,500    Indiana Bond Bank Spl Pgm Hendricks Redev... 6.200    02/01/23      2,652,475
 1,975    Indiana Hlth Fac Fin Auth Rev Hoosier Care
          Proj Ser A.................................. 7.125    06/01/34      1,828,692
   950    Indiana Hlth Fac Fin Auth Rev Metro Hlth &
          IN Inc Proj................................. 6.300    12/01/23        668,049
 2,000    Indiana Hlth Fac Fin Auth Rev Metro Hlth &
          IN Inc Proj................................. 6.400    12/01/33      1,406,340
   550    Indianapolis, IN Loc Pub Impt Bond Bank Ser
          D........................................... 6.750    02/01/14        659,158
   140    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B.........................   *      06/30/11         67,473
   140    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B.........................   *      06/30/12         62,503
   135    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B.........................   *      06/30/13         55,832
   130    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B.........................   *      06/30/14         49,803
   130    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B.........................   *      06/30/15         46,134
   135    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B.........................   *      06/30/16         44,379

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          INDIANA (CONTINUED)
$  225    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B.........................   *      06/30/17   $     68,517
 1,500    Wells Cnty, IN Hosp Auth Rev Caylor-Nickel
          Med Ctr Inc Rfdg............................ 8.500%   04/15/03      1,633,455
                                                                           ------------
                                                                             10,360,248
                                                                           ------------
          IOWA  0.6%
 1,840    Iowa Fin Auth Hosp Fac Rev Trinity Regl Hosp
          Proj (FSA Insd)............................. 6.000    07/01/07      2,053,017
 2,400    Iowa Fin Auth Hosp Fac Rev Trinity Regl Hosp
          Proj (FSA Insd)............................. 5.750    07/01/17      2,526,192
                                                                           ------------
                                                                              4,579,209
                                                                           ------------
          KANSAS  1.9%
 1,000    Newton, KS Hosp Rev Newton Hlthcare Corp Ser
          A (Prerefunded @ 11/15/04).................. 7.750    11/15/24      1,159,580
 6,150    Sedgwick Cnty, KS Uni Sch Dist No 259
          Wichita (MBIA Insd)......................... 5.500    09/01/12      6,746,980
 6,600    Sedgwick Cnty, KS Uni Sch Dist No 259
          Wichita (MBIA Insd)......................... 5.625    09/01/13      7,255,116
                                                                           ------------
                                                                             15,161,676
                                                                           ------------
          KENTUCKY  0.9%
 1,000    Bowling Green, KY Indl Dev Rev Coltec Inds
          Inc Rfdg.................................... 6.550    03/01/09      1,016,130
 2,800    Jefferson Cnty, KY Hosp Rev (Inverse Fltg)
          (MBIA Insd)................................. 10.220   10/09/08      3,066,000
 1,200    Jefferson Cnty, KY Hosp Rev (Inverse Fltg)
          (Prerefunded @ 10/01/02) (MBIA Insd)........ 9.915    10/09/08      1,347,000
   455    Kentucky Hsg Corp Hsg Rev Ser D (FHA/VA
          Gtd)........................................ 7.450    01/01/23        464,600
   845    Kentucky St Tpk Auth Toll Rd Rev Ser A...... 5.500    07/01/07        851,033
   155    Kentucky St Tpk Auth Toll Rd Rev Ser A
          (Prerefunded @ 07/01/06).................... 5.500    07/01/07        170,360
                                                                           ------------
                                                                              6,915,123
                                                                           ------------
          LOUISIANA  1.5%
   450    Hodge, LA Util Rev Stone Container Corp Ser
          1990........................................ 9.000    03/01/10        453,582
 1,990    Lafayette, LA Econ Dev Auth Indl Dev Rev
          Advanced Polymer Proj Ser 1985.............. 10.000   11/15/04      2,382,667
 1,000    Lake Charles, LA Harbor & Terminal Dist Port
          Fac Rev Trunkline Lng Co Rfdg............... 7.750    08/15/22      1,067,340

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          LOUISIANA (CONTINUED)
$1,895    Louisiana Pub Fac Auth Rev Indl Dev Beverly
          Enterprises Inc Rfdg........................ 8.250%   09/01/08   $  1,968,697
 3,000    Louisiana St Hlth Edl Auth Rev Lambeth House
          Ser A Rfdg.................................. 5.250    01/01/05      3,011,430
 1,000    New Orleans, LA Rfdg (FGIC Insd)............ 5.500    12/01/21      1,071,600
   450    Port New Orleans, LA Indl Dev Rev Avondale
          Inds Inc Proj Rfdg.......................... 8.250    06/01/04        464,814
 1,400    West Feliciana Parish, LA Pollutn Ctl Rev
          Gulf States Util Co Proj Ser A.............. 7.500    05/01/15      1,459,584
                                                                           ------------
                                                                             11,879,714
                                                                           ------------
          MARYLAND  0.5%
 4,000    Maryland St Cmnty Dev Admin Deamt
          Residential Ser H........................... 5.350    09/01/32      3,973,480
                                                                           ------------

          MASSACHUSETTS  3.3%
 1,065    Massachusetts Edl Ln Auth Rev Edl Ln Rev
          Muni Forwards Issue E Ser A (AMBAC Insd).... 7.000    01/01/10      1,092,083
 7,500    Massachusetts St Fed Hwy Ser A.............. 5.750    06/15/14      8,268,600
 3,500    Massachusetts St Hlth & Edl Facs Auth Rev
          (MBIA Insd)................................. 5.000    07/01/13      3,577,735
 1,500    Massachusetts St Indl Fin Agy Hillcrest Ed
          Ctr Inc Proj (Prerefunded @ 07/01/05)....... 8.450    07/01/18      1,791,450
 5,355    Massachusetts St Indl Fin Agy Rev First Mtg
          Reeds Landing Proj.......................... 7.100    10/01/28      5,186,532
   935    Massachusetts St Indl Fin Agy Rev Gtr Lynn
          Mental Hlth (Prerefunded @ 06/01/04)........ 8.800    06/01/14      1,131,958
 5,000    Massachusetts St Tpk Auth Metro Hwy Sys Rev
          Subord Ser A (AMBAC Insd)................... 5.000    01/01/39      4,799,950
                                                                           ------------
                                                                             25,848,308
                                                                           ------------
          MICHIGAN  2.7%
 3,500    Detroit, MI Downtown Dev Auth Tax Increment
          Rev (Prerefunded @ 07/01/06)................ 6.200    07/01/17      4,014,150
   935    Detroit, MI Loc Dev Fin Auth Tax Increment
          Ser C....................................... 6.850    05/01/21        950,437
 5,000    Detroit, MI Sew Disp Rev Sr Lien Rfdg Ser A
          (d)......................................... 5.125    07/01/31      4,969,000
   650    Grand Traverse Cnty, MI Hosp Fin Auth Hosp
          Rev Ser A Rfdg (AMBAC Insd)................. 6.250    07/01/12        681,076
 1,800    Grand Valley, MI St Univ Rev Gen (FGIC
          Insd)....................................... 5.500    02/01/18      1,944,648
 1,400    Hillsdale, MI Hosp Fin Auth Hosp Rev
          Hillsdale Cmnty Hlth Cent................... 5.250    05/15/26      1,158,122

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          MICHIGAN (CONTINUED)
$2,000    Michigan St Bldg Auth Rev Fac Proj Ser II
          (AMBAC Insd)................................   *      10/15/11   $  1,285,240
 8,790    Michigan St Strategic Fd Ltd Oblig Rev Great
          Lakes Pulp & Fiber Proj (a)................. 8.000%   12/01/27      1,757,992
 2,500    Michigan St Strategic Fd Detroit Edison
          Pollutn Ctl Rfdg B.......................... 5.650    09/01/29      2,501,200
 2,000    Michigan St Strategic Fd Solid Waste Disp
          Rev Genesee Pwr Station Proj................ 7.500    01/01/21      1,976,800
                                                                           ------------
                                                                             21,238,665
                                                                           ------------
          MINNESOTA  0.4%
 2,670    Anoka Hennepin, MN Sch Dist 11 Sch Dist Cr
          Enhancement Pg A............................ 5.000    02/01/12      2,821,870
                                                                           ------------

          MISSISSIPPI  0.1%
 1,060    Ridgeland, MS Urban Renewal Rev The Orchard
          Ltd Proj Ser A Rfdg......................... 7.750    12/01/15      1,104,562
                                                                           ------------

          MISSOURI  1.8%
 2,750    Kansas City, MO Passenger Fac............... 5.000    04/01/24      2,682,872
 2,835    Kansas City, MO Port Auth Fac Riverfront
          Park Proj Ser A............................. 5.750    10/01/06      3,085,642
 1,825    Lees Summit, MO Indl Dev Auth Hlth Fac Rev
          John Knox Vlg Proj Rfdg & Impt.............. 7.125    08/15/12      1,863,380
   735    Missouri St Econ Dev Export & Infrastructure
          Brd Med Office Fac Rev (MBIA Insd).......... 7.250    06/01/04        790,720
 3,920    Missouri St Econ Dev Export & Infrastructure
          Brd Med Office Fac Rev (Prerefunded @
          06/01/04) (MBIA Insd)....................... 7.250    06/01/14      4,448,416
   710    Saint Louis, MO Tax Increment Rev Scullin
          Redev Area Ser A............................ 10.000   08/01/10        877,560
                                                                           ------------
                                                                             13,748,590
                                                                           ------------
          NEBRASKA  1.0%
 5,000    Douglas Cnty, NE Sch Dist Ser B............. 5.000    12/15/23      4,969,750
 2,200    Nebraska Invt Fin Auth Single Family Mtg Rev
          (Inverse Fltg) (GNMA Collateralized)........ 11.231   10/17/23      2,285,250
   650    Nebraska Invt Fin Auth Single Family Mtg Rev
          (Inverse Fltg) (GNMA Collateralized)........ 8.857    09/15/24        687,375
                                                                           ------------
                                                                              7,942,375
                                                                           ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          NEVADA  0.1%
$1,000    Washoe Cnty, NV Wtr Fac Rev Sierra Pac Pwr
          Co Rfdg (Var Rate Cpn)...................... 5.750%   03/01/36   $  1,026,840
                                                                           ------------

          NEW HAMPSHIRE  1.1%
   835    New Hampshire Higher Ed & Hlth Fac Auth Rev
          New London Hosp Assn Proj................... 7.500    06/01/05        893,483
 1,555    New Hampshire Higher Edl & Hlth Fac Auth
          Rev......................................... 8.800    06/01/09      1,706,208
   890    New Hampshire Higher Edl & Hlth Fac Auth Rev
          Daniel Webster College Issue Rfdg........... 6.100    07/01/09        908,904
 1,985    New Hampshire Higher Edl & Hlth Fac Auth Rev
          Daniel Webster College Issue Rfdg
          (Prerefunded @ 07/01/04).................... 7.625    07/01/16      2,246,722
   880    New Hampshire St Business Fin Auth Elec Fac
          Rev Plymouth Cogeneration................... 7.750    06/01/14        898,401
 1,000    New Hampshire St Business Fin Auth Rev Alice
          Peck Day Hlth Sys Ser A..................... 6.875    10/01/19        975,340
 1,000    New Hampshire St Tpk Sys Rev Ser A Rfdg
          (FGIC Insd)................................. 6.750    11/01/11      1,136,140
                                                                           ------------
                                                                              8,765,198
                                                                           ------------
          NEW JERSEY  5.9%
   250    Camden Cnty, NJ Impt Auth Lease Rev Cnty Gtd
          (Prerefunded @ 10/01/04) (MBIA Insd)........ 6.150    10/01/14        279,335
 2,000    Camden Cnty, NJ Impt Auth Lease Rev Dockside
          Refrig...................................... 8.400    04/01/24      1,850,000
   250    Essex Cnty, NJ Impt Auth Lease Jail & Youth
          House Proj (Prerefunded @ 12/01/04) (AMBAC
          Insd)....................................... 6.600    12/01/07        284,015
   250    Hudson Cnty, NJ Ctfs Partn Correctional Fac
          Rfdg (MBIA Insd)............................ 6.600    12/01/21        260,087
   250    Lacey Muni Util Auth NJ Wtr Rev (Prerefunded
          @ 12/01/04) (MBIA Insd)..................... 6.250    12/01/24        281,370
 3,250    Landis, NJ Sew Auth Swr Rev (Inverse Fltg)
          (FGIC Insd)................................. 6.970    09/19/19      3,908,125
 6,130    Middlesex Cnty, NJ Util Auth Swr Rev Ser A
          Rfdg (MBIA Insd)............................ 6.250    08/15/10      6,979,557
   500    New Jersey Econ Dev Auth Dist Heating &
          Cooling Rev Trigen-Trenton Ser A............ 6.200    12/01/10        502,680
 2,000    New Jersey Econ Dev Auth Holt Hauling &
          Warehsg Rev Ser G Rfdg...................... 8.400    12/15/15      1,850,000

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          NEW JERSEY (CONTINUED)
$  210    New Jersey Econ Dev Auth Pollutn Ctl Rev Pub
          Svcs Elec & Gas Co Proj A (MBIA Insd)....... 6.400%   05/01/32   $    222,037
 1,900    New Jersey Econ Dev Auth Rev First Mtg
          Winchester Gardens Ser A.................... 8.500    11/01/16      2,045,198
   350    New Jersey Econ Dev Auth Rev RWJ Hlthcare
          Corp (FSA Insd)............................. 6.250    07/01/14        385,196
 1,000    New Jersey Econ Dev Auth Rev Utd Methodist
          Homes (Prerefunded @ 07/01/05).............. 7.500    07/01/20      1,171,340
 1,000    New Jersey Econ Dev Auth Rev Utd Methodist
          Homes (Prerefunded @ 07/01/05).............. 7.500    07/01/25      1,171,340
   170    New Jersey Hlthcare Fac Fin Auth Rev (AMBAC
          Insd)....................................... 6.250    07/01/21        183,979
   490    New Jersey Hlthcare Fac Fin Auth Rev
          Atlantic City Med Cent Ser C Rfdg........... 6.800    07/01/11        513,868
   700    New Jersey Hlthcare Fac Fin Auth Rev Christ
          Hosp Group Issue (Connie Lee Insd).......... 7.000    07/01/04        775,411
   400    New Jersey Hlthcare Fac Fin Auth Rev Christ
          Hosp Group Issue (Connie Lee Insd).......... 7.000    07/01/06        462,268
   250    New Jersey Hlthcare Fac Fin Auth Rev Genl
          Hosp Cent at Passaic (FSA Insd)............. 6.000    07/01/06        280,597
   245    New Jersey St Hsg & Mtg Fin Agy Rev Home
          Buyer Ser K (MBIA Insd)..................... 6.375    10/01/26        255,893
   500    New Jersey St Hsg & Mtg Fin Agy Rev Home
          Buyer Ser O (MBIA Insd)..................... 6.300    10/01/23        523,850
 3,480    New Jersey St Tpk Auth Tpk Rev Ser C Rfdg
          (MBIA Insd)................................. 6.500    01/01/16      4,187,902
 5,710    New Jersey St Tran Corp Ctfs Fed Tran Admin
          Grants Ser A (AMBAC Insd)................... 5.750    09/15/10      6,400,111
10,000    New Jersey St Tran Corp Ctfs Fed Tran Admin
          Grants Ser B (AMBAC Insd)................... 6.000    09/15/15     11,209,900
   300    Union City, NJ (FSA Insd)................... 6.375    11/01/10        354,978
                                                                           ------------
                                                                             46,339,037
                                                                           ------------
          NEW YORK  10.6%
 5,000    Metropolitan Tran Auth NY Svcs Contract Tran
          Fac Ser 5 Rfdg.............................. 7.000    07/01/12      5,116,650
10,000    Nassau Cnty, NY Interim Fin Auth, Ser A..... 5.750    11/15/14     10,985,800
 1,000    New York City Indl Dev Agy Civic Fac
          Marymount Manhattan College Proj
          (Prerefunded @ 07/01/03).................... 7.000    07/01/23      1,090,900
 4,100    New York City Muni Wtr Fin Auth Wtr & Swr
          Sys Rev Ser B............................... 5.000    06/15/17      4,100,574

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          NEW YORK (CONTINUED)
$5,000    New York City Ser A......................... 7.000%   08/01/07   $  5,831,400
21,860    New York City Ser B (MBIA Insd)............. 5.875    08/01/15     24,322,529
 4,050    New York City Ser C......................... 6.500    08/01/04      4,248,531
 5,000    New York City Ser D......................... 5.200    08/01/14      5,201,650
 2,000    New York City Ser D Rfdg.................... 8.000    02/01/05      2,287,820
 2,200    New York City Ser E......................... 5.700    08/01/08      2,330,042
 2,295    New York St Dorm Auth Rev Mental Hlth Svcs
          Fac Ser A................................... 5.750    02/15/11      2,497,235
 2,280    New York St Dorm Auth Rev Mental Hlth Svcs
          Fac Ser A................................... 5.750    02/15/12      2,472,865
 2,500    New York St Energy Resh & Dev Auth Gas Fac
          Rev (Inverse Fltg).......................... 9.866    04/01/20      2,984,375
 3,000    New York St Energy Resh & Dev Auth Gas Fac
          Rev Brooklyn Union Gas Ser B (Inverse
          Fltg)....................................... 9.645    07/01/26      3,686,250
 2,000    New York St Energy Resh & Dev Auth Pollutn
          Ctl Rev Niagara Mohawk Pwr Corp Ser A Rfdg
          (FGIC Insd)................................. 7.200    07/01/29      2,264,660
 2,400    New York St Urban Dev Corp Rev Correctional
          Cap Fac Rfdg................................ 5.625    01/01/07      2,502,432
 1,200    Port Auth NY & NJ Cons 95th Ser............. 6.125    07/15/22      1,238,988
                                                                           ------------
                                                                             83,162,701
                                                                           ------------
          OHIO  0.9%
   145    Fairfield, OH Econ Dev Rev Beverly
          Enterprises Inc Proj Rfdg................... 8.500    01/01/03        147,313
 1,750    Franklin Cnty, OH Hlthcare Friendship Vlg
          Dublin, OH Rfdg............................. 5.625    11/01/22      1,682,065
 1,000    Ohio St Air Quality Dev Auth Rev JMG Funding
          Ltd Partn Proj Rfdg (AMBAC Insd)............ 6.375    04/01/29      1,086,910
 4,000    Ohio St Solid Waste Rev Rep Engineered
          Steels Proj (a) (e)......................... 8.250    10/01/14        160,000
 2,000    Ohio St Solid Waste Rev Rep Engineered
          Steels Proj (a) (e)......................... 9.000    06/01/21         80,000
 4,000    University Cincinnati, OH Gen Rcpts Ser A
          (FGIC Insd)................................. 5.000    06/01/31      3,923,880
                                                                           ------------
                                                                              7,080,168
                                                                           ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          OKLAHOMA  0.5%
$1,980    McAlester, OK Pub Wks Auth Rev Rfdg & Impt
          (Prerefunded @ 12/01/09) (FSA Insd)......... 5.250%   12/01/22   $  2,190,890
 1,235    Oklahoma Hsg Fin Agy Single Family Rev Mtg
          Class B (GNMA Collateralized)............... 7.997    08/01/18      1,395,389
                                                                           ------------
                                                                              3,586,279
                                                                           ------------
          OREGON  2.1%
 3,310    Clackamas, OR Comnty College (FGIC Insd).... 5.250    06/15/18      3,402,316
 2,500    Portland, OR Comnty College Dist Ser B (FGIC
          Insd)....................................... 5.000    06/01/17      2,535,275
10,000    Portland, OR Swr Sys Rev Ser A (FGIC
          Insd)....................................... 5.750    08/01/18     10,718,200
                                                                           ------------
                                                                             16,655,791
                                                                           ------------
          PENNSYLVANIA  4.3%
 5,000    Chester Cnty, PA Hlth & Edl Fac Auth Hlth
          Sys Rev (AMBAC Insd)........................ 5.650    05/15/20      5,180,550
 2,500    Harrisburg, PA Auth Wtr Rev (Inverse Fltg)
          (FGIC Insd)................................. 9.070    06/18/15      2,778,125
   815    Lehigh Cnty, PA Indl Dev Auth Rev Rfdg...... 8.000    08/01/12        840,420
 1,130    Luzerne Cnty, PA Indl Dev Auth First Mtg
          Gross Rev Rfdg.............................. 7.875    12/01/13      1,174,251
 1,000    Montgomery Cnty, PA Higher Ed & Hlth Auth
          Rev......................................... 6.750    07/01/29        881,320
 3,000    Montgomery Cnty, PA Higher Edl & Hlth Auth
          Hosp Rev (Embedded Swap) (AMBAC Insd)....... 6.100    06/01/12      3,223,890
 1,000    Montgomery Cnty, PA Indl Dev Auth Retirement
          Cmnty Rev................................... 6.300    01/01/13        960,970
 5,000    Pennsylvania St Higher Ed Assistance Agy
          Student Ln Rev Rfdg (Inverse Fltg) (AMBAC
          Insd)....................................... 10.889   09/01/26      6,093,750
   635    Philadelphia, PA Hosp & Higher Ed Fac Auth
          Hosp Rev Rfdg............................... 7.250    03/01/24        628,021
11,000    Pittsburgh & Allegheny Cnty, PA Pub Aud Auth
          Excise Tax Rev (AMBAC Insd)................. 4.500    02/01/29      9,816,180
 1,450    Ridley Park, PA Hosp Auth Rev Taylor Hosp
          Ser A....................................... 6.000    12/01/13      1,637,673
   665    Southern Chester Cnty, PA Hlth & Higher Edl
          Auth Mtg Southern Chester Cnty Med Ser A.... 6.100    06/01/03        664,096
                                                                           ------------
                                                                             33,879,246
                                                                           ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          RHODE ISLAND  0.5%
$1,830    Providence, RI Redev Agy Ctf Part Ser A..... 8.000%   09/01/24   $  1,875,988
 1,820    Rhode Island St Econ Dev Corp Rev........... 7.250    07/01/10      1,825,551
   455    West Warwick, RI Ser A...................... 7.300    07/15/08        494,885
                                                                           ------------
                                                                              4,196,424
                                                                           ------------
          SOUTH CAROLINA  0.5%
 3,000    Charleston Cnty, SC Hlth Facs Rev........... 5.400    04/01/04      3,002,550
 1,070    Piedmont Muni Pwr Agy SC Elec Rev........... 5.000    01/01/25        942,745
                                                                           ------------
                                                                              3,945,295
                                                                           ------------
          SOUTH DAKOTA  0.1%
 1,000    South Dakota St Hlth & Ed Fac Auth Rev Huron
          Regl Med Ctr................................ 7.250    04/01/20      1,028,900
                                                                           ------------

          TENNESSEE  1.0%
 4,000    Elizabethton, TN Hlth & Edl Fac Brd Rev Rfdg
          (MBIA Insd)................................. 7.750    07/01/29      5,056,080
 2,000    Springfield, TN Hlth & Edl Jesse Holman
          Jones Hosp Proj (Prerefunded @ 04/01/06).... 8.500    04/01/24      2,468,180
                                                                           ------------
                                                                              7,524,260
                                                                           ------------
          TEXAS  9.0%
 5,730    Austin, TX Rev Sub Ser A Rfdg (MBIA Insd)...   *      05/15/16      2,696,824
   110    Bell Cnty, TX Hlth Fac Dev Corp Rev Hosp
          Proj........................................ 9.250    07/01/08        111,575
 1,985    Bell Cnty, TX Indl Dev Corp Solid Waste
          Disposal Rev................................ 7.600    12/01/17      1,867,528
   500    Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev
          Saint Luke's Lutheran Hosp.................. 7.000    05/01/21        626,500
 1,500    Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev
          Saint Luke's Lutheran Hosp (Prerefunded @
          05/01/03)................................... 7.900    05/01/18      1,623,090
   187    Bexar Cnty, TX Hsg Fin Corp Rev Ser A (GNMA
          Collateralized)............................. 8.200    04/01/22        189,130
   250    Coastal Wtr Auth TX Conveyance Sys Rev
          (AMBAC Insd)................................ 6.250    12/15/17        250,795
 7,350    Grapevine Colleyville Indpt Sch Dist TX.....   *      08/15/11      4,739,648
 1,250    Harris Cnty, TX Hlth Fac Dev Corp Mem Hosp
          Sys Proj Rfdg............................... 7.125    06/01/15      1,316,413
 1,250    Houston, TX Wtr & Swr Sys Rev Jr Lien Rfdg
          Ser A....................................... 5.000    12/01/20      1,226,488
 2,000    Houston, TX Wtr & Swr Sys Rev Jr Lien Rfdg
          Ser A....................................... 5.000    12/01/21      1,949,020

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          TEXAS (CONTINUED)
$10,000   Houston, TX Hotel Occupancy Tax Convtn &
          Entmt Ser B (AMBAC Insd).................... 5.750%   09/01/14   $ 10,987,200
 3,000    Houston, TX Pub Impt Rfdg (FSA Insd)........ 5.750    03/01/14      3,278,790
 7,500    Lower CO River Auth TX Rev Ser A Rfdg
          (Inverse Fltg) (FSA Insd)................... 9.156    05/15/14      8,991,825
 6,250    Lower CO River Auth TX Rev Ser A Rfdg
          (Inverse Fltg) (FSA Insd)................... 9.156    05/15/15      7,416,750
 3,250    Lower Co River Auth TX Rev Ser A Rfdg
          (Inverse Fltg) (FSA Insd)................... 9.156    05/15/16      3,817,255
 2,000    Metro Hlth Facs Dev Corp TX Wilson N Jones
          Mem Hosp Proj............................... 7.200    01/01/21      2,093,140
 2,000    Montgomery Cnty, TX Muni Util Dist No 47
          Wtrwks & Swr (AMBAC Insd)................... 4.750    10/01/24      1,876,200
   250    Tarrant Cnty, TX Hlth Fac Dev Corp Hosp Rev
          Rfdg & Impt................................. 7.000    05/15/28        254,363
   193    Texas Genl Svcs Cmnty Partn Interests Office
          Bldg & Land Acquisition Proj................ 7.000    08/01/09        197,036
   500    Texas Genl Svcs Cmnty Partn Interests Office
          Bldg & Land Acquisition Proj................ 7.000    08/01/19        509,040
   500    Texas Genl Svcs Cmnty Partn Interests Office
          Bldg & Land Acquisition Proj................ 7.000    08/01/24        509,155
   778    Texas Genl Svcs Cmnty Partn Lease Purchase
          Ctfs........................................ 7.500    02/15/13        792,825
 5,800    Texas St Dept Hsg & Cmnty Affairs Home Mtg
          Rev Coll Ser C Rfdg (Inverse Fltg) (GNMA
          Collateralized)............................. 10.859   07/02/24      6,865,750
 4,025    Texas St Higher Ed Coordinating Brd College
          Student Ln Rev.............................. 7.849    10/01/25      4,418,685
    40    Texas St Higher Edl Brd College Sr Lien..... 7.700    10/01/25         40,679
   990    Texas St Veterans Hsg Assistance (MBIA
          Insd)....................................... 6.800    12/01/23      1,035,411
 1,000    Woodhill Pub Fac Corp TX Hsg-Woodhill Apts
          Proj........................................ 7.500    12/01/29      1,016,190
                                                                           ------------
                                                                             70,697,305
                                                                           ------------
          UTAH  2.4%
 2,905    Bountiful, UT Hosp Rev South Davis Cmnty
          Hosp Proj (Prerefunded @ 06/15/04) (c)...... 9.500    12/15/18      3,493,408
 1,340    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj........................................ 7.800    09/01/15      1,118,954
 1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj........................................ 8.000    09/01/20        824,310

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          UTAH (CONTINUED)
$1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj........................................ 7.800%   09/01/25   $    803,980
11,000    Salt Lake City, UT Hosp Rev IHC Hosp Inc
          Rfdg........................................ 6.150    02/15/12     12,486,540
   180    Utah St Hsg Fin Agy Single Family Mtg Sr Ser
          A1 (FHA Gtd)................................ 7.100    07/01/14        181,768
   240    Utah St Hsg Fin Agy Single Family Mtg Sr Ser
          A2 (FHA Gtd)................................ 7.200    01/01/27        253,558
                                                                           ------------
                                                                             19,162,518
                                                                           ------------
          VERMONT  0.1%
 1,000    Vermont Ed & Hlth Bldgs Fing Agy Rev
          Bennington College Proj..................... 6.625    10/01/29      1,011,430
                                                                           ------------

          VIRGINIA  2.0%
 3,000    Alexandria, VA Redev & Hsg Auth 3001 Pk Ctr
          Apts Ser A Rfdg............................. 6.375    04/01/34      2,852,550
 3,850    Charles City Cnty, VA Indl Dev Auth Solid
          Waste Disp Fac Rev Waste Mgmt VA Inc Proj
          Rfdg........................................ 4.875    02/01/09      3,836,833
 2,080    Loudoun Cnty, VA Ctfs Partn (FSA Insd)...... 6.800    03/01/14      2,306,075
 1,000    Loudoun Cnty, VA Ctfs Partn (FSA Insd)...... 6.900    03/01/19      1,105,030
 5,000    Roanoke, VA Indl Dev Auth Hosp Rev Roanoke
          Mem Hosp Ser B Rfdg (MBIA Insd)............. 4.700    07/01/20      5,207,600
                                                                           ------------
                                                                             15,308,088
                                                                           ------------
          WASHINGTON  3.0%
 5,370    Seattle, WA Mun Lt & Pwr Rev Impt & Rfdg
          (FSA Insd).................................. 5.250    03/01/10      5,800,083
 5,000    Seattle, WA Mun Lt & Pwr Rev Impt & Rfdg
          (FSA Insd).................................. 5.500    03/01/16      5,280,100
 5,000    Tacoma, WA Elec Sys Rev Rfdg Ser A (FSA
          Insd)....................................... 5.750    01/01/16      5,420,600
 1,250    Washington St Pub Pwr Supply Sys Nuclear
          Proj No 1 Rev (FGIC Insd)................... 7.125    07/01/16      1,557,713
 1,555    Washington St Pub Pwr Supply Sys Nuclear
          Proj No 1 Rev Ser C Rfdg (FSA Insd)......... 5.375    07/01/15      1,585,556
 3,750    Washington St Pub Pwr Supply Sys Nuclear
          Proj No 3 Rev Ser C Rfdg (FSA Insd)......... 5.375    07/01/15      3,823,688
                                                                           ------------
                                                                             23,467,740
                                                                           ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          WEST VIRGINIA  1.0%
$4,000    West VA St Hosp Fin Auth Hosp Rev Bears &
          Bulls WV Univ Med Corp Rfdg (MBIA Insd)..... 6.100%   01/01/18   $  4,106,520
 1,500    West VA St Hosp Fin Auth Hosp Rev Hosp Rev
          Bulls (Embedded Swap) (MBIA Insd)........... 8.600    01/01/18      1,558,305
 5,050    West VA St Cap Apprec Infrastructure Ser A
          (FGIC Insd).................................   *      11/01/19      1,977,479
                                                                           ------------
                                                                              7,642,304
                                                                           ------------
          WISCONSIN  1.2%
 2,830    Appleton, WI Wtrwks Rev Rfdg (FGIC Insd)
          (d)......................................... 5.375    01/01/15      2,971,528
 2,750    De Pere, WI Uni Sch Dist Rfdg (FGIC Insd)... 5.000    10/01/13      2,856,453
 2,375    Kenosha Cnty, WI Rfdg Ser A (FGIC Insd)
          (d)......................................... 5.000    03/01/14      2,443,163
   750    Wisconsin Hsg & Econ Dev Auth Home Ownership
          Rev Rfdg (Inverse Fltg)..................... 10.108   10/25/22        780,000
   410    Wisconsin St Hlth & Ed Fac Auth Rev Hess Mem
          Hosp Assn (ACA Insd)........................ 7.200    11/01/05        435,539
                                                                           ------------
                                                                              9,486,683
                                                                           ------------
          GUAM  0.0%
   250    Guam Govt Ser A............................. 5.750... 09/01/04        252,580
                                                                           ------------

          PUERTO RICO  0.1%
   250    Puerto Rico Elec Pwr Auth Pwr Rev Ser T
          (Prerefunded @ 07/01/04).................... 6.375    07/01/24        280,143
   250    Puerto Rico Elec Pwr Auth Pwr Rev Ser U
          Rfdg........................................ 6.000    07/01/14        271,345
   300    Puerto Rico Pub Bldgs Auth Gtd Pub Ed & Hlth
          Fac Ser M Rfdg (FSA Insd)................... 5.750    07/01/15        318,897
                                                                           ------------
                                                                                870,385
                                                                           ------------
TOTAL LONG-TERM INVESTMENTS  95.7%
  (Cost $721,728,132)...................................................    751,280,862
SHORT-TERM INVESTMENTS  4.1%
  (Cost $32,525,000)....................................................     32,525,000
                                                                           ------------
TOTAL INVESTMENTS  99.8%
  (Cost $754,253,132)...................................................    783,805,862
OTHER ASSETS IN EXCESS OF LIABILITIES  0.2%.............................      1,609,590
                                                                           ------------

NET ASSETS  100.0%......................................................   $785,415,452
                                                                           ============

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

 * Zero coupon bond

(a) Non-Income producing security.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(d) Securities purchased on a when-issued or delayed delivery basis.

(e) This borrower has filed for protection in federal bankruptcy court.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
BIGI--Bond Investor Guaranty Inc.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FHA/VA--Federal Housing Administration/Department of Veterans Affairs
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.
FHA--Federal Housing Administration

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2001

ASSETS:
Total Investments (Cost $754,253,132).......................  $783,805,862
Cash........................................................       105,507
Receivables:
  Interest..................................................    10,365,972
  Investments Sold..........................................     4,067,637
  Fund Shares Sold..........................................       594,738
Other.......................................................       174,809
                                                              ------------
    Total Assets............................................   799,114,525
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................    10,337,311
  Income Distributions......................................     1,188,620
  Fund Shares Repurchased...................................     1,010,299
  Distributor and Affiliates................................       436,983
  Investment Advisory Fee...................................       309,727
Trustees' Deferred Compensation and Retirement Plans........       211,029
Accrued Expenses............................................       205,104
                                                              ------------
    Total Liabilities.......................................    13,699,073
                                                              ------------
NET ASSETS..................................................  $785,415,452
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $795,642,746
Net Unrealized Appreciation.................................    29,552,730
Accumulated Undistributed Net Investment Income.............        43,264
Accumulated Net Realized Loss...............................   (39,823,288)
                                                              ------------
NET ASSETS..................................................  $785,415,452
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $701,494,495 and 48,191,395 shares of
    beneficial interest issued and outstanding).............  $      14.56
    Maximum sales charge (4.75%* of offering price).........           .73
                                                              ------------
    Maximum offering price to public........................  $      15.29
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $66,551,465 and 4,576,763 shares of
    beneficial interest issued and outstanding).............  $      14.54
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $17,369,492 and 1,195,856 shares of
    beneficial interest issued and outstanding).............  $      14.52
                                                              ============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended September 30, 2001

INVESTMENT INCOME:
Interest....................................................    $46,249,257
Other.......................................................          1,730
                                                                -----------
    Total Income............................................     46,250,987
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................      3,732,025
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,417,500, $669,334 and $158,291,
  respectively).............................................      2,245,125
Shareholder Services........................................        517,516
Legal.......................................................         89,468
Custody.....................................................         72,880
Other.......................................................        391,652
                                                                -----------
    Total Expenses..........................................      7,048,666
    Less Credits Earned on Cash Balances....................         45,675
                                                                -----------
    Net Expenses............................................      7,002,991
                                                                -----------
NET INVESTMENT INCOME.......................................    $39,247,996
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................    $(8,745,489)
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     (5,460,042)
  End of the Period.........................................     29,552,730
                                                                -----------
Net Unrealized Appreciation During the Period...............     35,012,772
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $26,267,283
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $65,515,279
                                                                ===========

See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended September 30, 2001 and 2000

                                                    YEAR ENDED            YEAR ENDED
                                                SEPTEMBER 30, 2001    SEPTEMBER 30, 2000
                                                ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................   $  39,247,996         $  44,750,302
Net Realized Loss..............................      (8,745,489)          (13,914,244)
Net Unrealized Appreciation/Depreciation During
  the Period...................................      35,012,772           (11,761,787)
                                                  -------------         -------------
Change in Net Assets from Operations...........      65,515,279            19,074,271
                                                  -------------         -------------

Distributions from Net Investment Income:
  Class A Shares...............................     (34,952,996)          (41,154,914)
  Class B Shares...............................      (2,999,555)           (4,125,174)
  Class C Shares...............................        (685,662)             (769,738)
                                                  -------------         -------------
Total Distributions............................     (38,638,213)          (46,049,826)
                                                  -------------         -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................      26,877,066           (26,975,555)
                                                  -------------         -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......................      92,608,170           122,371,500
Net Asset Value of Shares Issued Through
  Dividend Reinvestment........................      23,133,219            27,736,194
Cost of Shares Repurchased.....................    (128,831,398)         (253,088,708)
                                                  -------------         -------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.................................     (13,090,009)         (102,981,014)
                                                  -------------         -------------
TOTAL INCREASE/DECREASE IN NET ASSETS..........      13,787,057          (129,956,569)
NET ASSETS:
Beginning of the Period........................     771,628,395           901,584,964
                                                  -------------         -------------
End of the Period (Including accumulated
  undistributed net investment income of
  $43,264 and ($566,519), respectively)........   $ 785,415,452         $ 771,628,395
                                                  =============         =============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                            NINE MONTHS      YEAR ENDED
                                YEAR ENDED SEPTEMBER 30,       ENDED        DECEMBER 31,
CLASS A SHARES                  ------------------------   SEPTEMBER 30,   ---------------
                                 2001     2000     1999        1998         1997     1996
                                ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................  $14.06   $14.50   $15.99      $15.77       $15.27   $15.55
                                ------   ------   ------      ------       ------   ------
  Net Investment Income.......     .74      .79      .82         .66          .85      .90
  Net Realized and Unrealized
    Gain/Loss.................     .49     (.42)   (1.46)        .20          .50     (.30)
                                ------   ------   ------      ------       ------   ------
Total from Investment
  Operations..................    1.23      .37     (.64)        .86         1.35      .60
Less Distributions from and in
  Excess of Net Investment
  Income......................     .73      .81      .85         .64          .85      .88
                                ------   ------   ------      ------       ------   ------
NET ASSET VALUE, END OF THE
  PERIOD......................  $14.56   $14.06   $14.50      $15.99       $15.77   $15.27
                                ======   ======   ======      ======       ======   ======

Total Return (a)..............   8.93%    2.69%   -4.25%       5.62%*       9.14%    4.07%
Net Assets at End of the
  Period (In millions)........  $701.5   $688.3   $777.5      $788.7       $766.2   $792.3
Ratio of Expenses to Average
  Net Assets (b)..............    .83%     .89%     .88%        .84%         .89%     .94%
Ratio of Interest Expense to
  Average Net Assets..........     N/A     .01%     .17%        .03%          N/A      N/A
Ratio of Net Investment Income
  to Average Net Assets (b)...   5.16%    5.58%    5.34%       5.63%        5.54%    5.93%
Portfolio Turnover............     31%      45%     116%         89%*        104%      73%
 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

N/A=Not Applicable

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                            NINE MONTHS      YEAR ENDED
                                YEAR ENDED SEPTEMBER 30,       ENDED        DECEMBER 31,
CLASS B SHARES                  ------------------------   SEPTEMBER 30,   ---------------
                                 2001     2000     1999        1998         1997     1996
                                ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................  $14.05   $14.49   $15.98      $15.76       $15.27   $15.55
                                ------   ------   ------      ------       ------   ------
  Net Investment Income.......     .63      .68      .71         .57          .73      .78
  Net Realized and Unrealized
    Gain/Loss.................     .48     (.42)   (1.47)        .20          .50     (.29)
                                ------   ------   ------      ------       ------   ------
Total from Investment
  Operations..................    1.11      .26     (.76)        .77         1.23      .49
Less Distributions from and in
  Excess of Net Investment
  Income......................     .62      .70      .73         .55          .74      .77
                                ------   ------   ------      ------       ------   ------
NET ASSET VALUE, END OF THE
  PERIOD......................  $14.54   $14.05   $14.49      $15.98       $15.76   $15.27
                                ======   ======   ======      ======       ======   ======

Total Return (a)..............   8.06%    1.90%   -4.95%       5.05%*       8.27%    3.29%
Net Assets at End of the
  Period (In millions)........  $ 66.6   $ 69.5   $106.6      $197.9       $211.2   $211.0
Ratio of Expenses to Average
  Net Assets (b)..............   1.59%    1.67%    1.63%       1.62%        1.65%    1.70%
Ratio of Interest Expense to
  Average Net Assets..........     N/A     .01%     .17%        .03%          N/A      N/A
Ratio of Net Investment Income
  to Average Net Assets (b)...   4.40%    4.86%    4.57%       4.85%        4.78%    5.17%
Portfolio Turnover............     31%      45%     116%         89%*        104%      73%
 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

N/A= Not Applicable

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                            NINE MONTHS      YEAR ENDED
                                YEAR ENDED SEPTEMBER 30,       ENDED        DECEMBER 31,
CLASS C SHARES                  ------------------------   SEPTEMBER 30,   ---------------
                                 2001     2000     1999        1998         1997     1996
                                ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................  $14.04   $14.48   $15.96      $15.75       $15.25   $15.55
                                ------   ------   ------      ------       ------   ------
  Net Investment Income.......     .63      .68      .70         .57          .73      .78
  Net Realized and Unrealized
    Gain/Loss.................     .47     (.42)   (1.45)        .19          .51     (.31)
                                ------   ------   ------      ------       ------   ------
Total from Investment
  Operations..................    1.10      .26     (.75)        .76         1.24      .47
Less Distributions from and in
  Excess of Net Investment
  Income......................     .62      .70      .73         .55          .74      .77
                                ------   ------   ------      ------       ------   ------
NET ASSET VALUE, END OF THE
  PERIOD......................  $14.52   $14.04   $14.48      $15.96       $15.75   $15.25
                                ======   ======   ======      ======       ======   ======

Total Return (a)..............   8.00%    1.91%   -4.90%       4.99%*       8.34%    3.16%
Net Assets at End of the
  Period (In millions)........  $ 17.4   $ 13.8   $ 17.5      $ 15.5       $ 15.3   $ 12.9
Ratio of Expenses to Average
  Net Assets (b)..............   1.62%    1.66%    1.63%       1.62%        1.66%    1.70%
Ratio of Interest Expense to
  Average Net Assets..........     N/A     .01%     .17%        .03%          N/A      N/A
Ratio of Net Investment Income
  to Average Net Assets (b)...   4.37%    4.84%    4.55%       4.86%        4.75%    5.17%
Portfolio Turnover............     31%      45%     116%         89%*        104%      73%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

N/A= Not Applicable

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on August 1, 1990. The distribution of the Fund's Class B and Class C shares commenced on August 24, 1992 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not accrete market discount on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of September 30, 2001, the cumulative effect adjustment to reflect the accretion of the market discount would be $709,563.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $31,090,162 which will expire between September 30, 2003 and September 30, 2009. Net realized gains or losses may differ for financial reporting and tax reporting purposes primarily as a result of post-October losses which are not recognized for tax purposes until the first day of the following fiscal year.

    At September 30, 2001, for federal income tax purposes, cost of long- and short-term investments is $754,253,132; the aggregate gross unrealized appreciation is $50,912,025 and the aggregate gross unrealized depreciation is $21,359,295, resulting in net unrealized appreciation on long- and short-term investments of $29,552,730.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the year ended September 30, 2001, the Fund's custody fee was reduced by $45,675 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

2. INVESTMENT ADVISORY AGREEMENT AND

OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .50%
Over $500 million...........................................       .45%

    For the year ended September 30, 2001, the Fund recognized expenses of approximately $31,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended September 30, 2001, the Fund recognized expenses of approximately $127,500 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2001, the Fund recognized expenses of approximately $403,600. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $152,900 are included in "Other" assets on the Statements of Assets and Liabilities at September 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At September 30, 2001, capital aggregated $707,507,510, $69,872,469 and
$18,262,767 for Classes A, B and C, respectively. For the year ended September 30, 2001, transactions were as follows:

                                                             SHARES          VALUE
Sales:
  Class A................................................   5,169,722    $  74,315,551
  Class B................................................     853,323       12,222,572
  Class C................................................     421,979        6,070,047
                                                           ----------    -------------
Total Sales..............................................   6,445,024    $  92,608,170
                                                           ==========    =============
Dividend Reinvestment:
  Class A................................................   1,473,185    $  21,125,045
  Class B................................................     112,536        1,612,235
  Class C................................................      27,649          395,939
                                                           ----------    -------------
Total Dividend Reinvestment..............................   1,613,370    $  23,133,219
                                                           ==========    =============
Repurchases:
  Class A................................................  (7,412,079)   $(106,312,019)
  Class B................................................  (1,335,414)     (19,134,014)
  Class C................................................    (237,980)      (3,385,365)
                                                           ----------    -------------
Total Repurchases........................................  (8,985,473)   $(128,831,398)
                                                           ==========    =============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

    At September 30, 2000, capital aggregated $718,378,933, $75,171,676 and
$15,182,146 for Classes A, B and C, respectively. For the year ended September 30, 2000, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    7,623,934    $ 107,246,548
  Class B...............................................      896,369       12,634,470
  Class C...............................................      176,919        2,490,482
                                                          -----------    -------------
Total Sales.............................................    8,697,222    $ 122,371,500
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    1,782,054    $  25,019,151
  Class B...............................................      158,622        2,229,310
  Class C...............................................       34,722          487,733
                                                          -----------    -------------
Total Dividend Reinvestment.............................    1,975,398    $  27,736,194
                                                          ===========    =============
Repurchases:
  Class A...............................................  (14,055,390)   $(198,258,492)
  Class B...............................................   (3,462,689)     (48,701,589)
  Class C...............................................     (436,485)      (6,128,627)
                                                          -----------    -------------
Total Repurchases.......................................  (17,954,564)   $(253,088,708)
                                                          ===========    =============

    Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. For the years ended September 30, 2001 and 2000, 618,600 and 1,785,014 Class B shares converted to Class A shares, respectively and are shown in the above tables as sales of Class A shares and repurchases of Class B shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan Class C shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Class C shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended September 30, 2001 and 2000, no Class C shares converted to Class A shares.

    Class B and C Shares are offered without a front end sales charges, but are subject to a contingent deferred sale charge (CDSC). The CDSC will be imposed

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the year ended September 30, 2001, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $75,400 and CDSC on redeemed shares of approximately $125,500. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $235,256,936 and $270,236,408, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/ depreciation.

    The Fund invests in indexed securities. These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each of Class B and Class C average net assets are accrued daily. Included in these fees for the year ended September 30, 2001, are payments retained by Van Kampen of approximately $619,600 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $60,100.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Municipal Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Municipal Income Fund (the "Fund"), as of September 30, 2001, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the indicated years in the period ended September 30, 1999 were audited by other auditors whose report dated November 9, 1999 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at September 30, 2001, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
November 7, 2001

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN MUNICIPAL INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the fund during its taxable year ended September 30, 2001. The fund designated 99.9% of the income distributions as a tax-exempt income distribution. In January 2001, the Fund provided tax information to shareholders for the 2000 calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
49, 349, 549                                                   Member NASD/SIPC.
MIF ANR 11/01                                                   4504K01-AP-11/01

                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4
          PERFORMANCE OF A $10,000 INVESTMENT       6

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       7
                TWELVE-MONTH DIVIDEND HISTORY       7
                              TOP FIVE STATES       8
                             TOP FIVE SECTORS       8
              Q&A WITH YOUR PORTFOLIO MANAGER       9
                            GLOSSARY OF TERMS      13

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      14
                         FINANCIAL STATEMENTS      21
                NOTES TO FINANCIAL STATEMENTS      27
               REPORT OF INDEPENDENT AUDITORS      33

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      34
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      35

With four generations of investment management experience, we understand market declines--and that opportunities may arise at any time.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
October 19, 2001

Dear Shareholder,

Recent events, market fluctuations and a worldwide economic slowdown affected everyone in 2001. We at Van Kampen understand how disconcerting these tragic events are, that's why we continue to stress the importance of long-term investing--a prudent strategy for dealing with uncertain markets.

To help you put recent events--and your fund's performance--into perspective, we've prepared this informative report. It examines how your fund's portfolio manager invested the fund's assets and how those investments performed. Inside you'll find an interview with the fund manager, a complete list of the fund's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information which will help you better understand your investment.

With nearly four generations of investment management experience, we understand market declines--and that new opportunities may arise at any time. So, as you craft an investment strategy that can minimize the impact of future downturns, consider these time-tested investing principles:

- DIVERSIFY--Owning a portfolio that includes a variety of stock and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- BEFORE YOU INVEST, SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. He or she can help assess your situation by reviewing your investment time frame, tolerance for risk, personal savings, and investments and retirement assets. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

Thank you for your continued trust in Van Kampen.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE TRAGIC EVENTS OF SEPTEMBER 11, 2001, HAD A CHILLING EFFECT ON AN ALREADY COOLING U.S. ECONOMY. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, FELL TO -0.4 PERCENT ON AN ANNUALIZED BASIS FOR THE THIRD QUARTER OF 2001.

BUSINESS ACTIVITY DROPPED AS AMERICANS, SHAKEN BY THE TERRORIST ATTACKS, HALTED THEIR DAILY ROUTINES IMMEDIATELY FOLLOWING THE DISASTER. PRIOR TO SEPTEMBER 11, MANY ECONOMIC ANALYSTS HAD PREDICTED THE U.S. ECONOMY WOULD AVOID A RECESSION. BUT, BY THE END OF THE MONTH, ANALYSTS WERE TRYING TO ESTIMATE THE DEPTH AND DURATION OF WHAT MANY PREDICTED WAS AN UNAVOIDABLE RECESSION.

AS THE ANALYSTS'--AND THE COUNTRY'S--COLLECTIVE MOOD DARKENED, POLITICAL SQUABBLES FELL TO THE WAYSIDE. FOCUSED ON BOTH HUMANITARIAN AND ECONOMIC RELIEF EFFORTS, CONGRESS APPROVED A $40 BILLION EMERGENCY PACKAGE THAT EARMARKED $15 BILLION IN AID AND LOANS FOR THE AIRLINE INDUSTRY. FOLLOWING THIS INFLUX OF MONEY, AND WITH ADDITIONAL ECONOMIC STIMULUS PACKAGES HEADED TOWARD APPROVAL, MOST ANALYSTS AGREED THE EVENTS OF SEPTEMBER 11 WOULD HAVE A SIGNIFICANT IMPACT ON THE U.S. ECONOMY. HOWEVER, THE ANALYSTS POINTED OUT, THE ENACTMENT OF AN EMERGENCY FISCAL POLICY MIGHT HELP LESSEN THE ECONOMIC REPERCUSSIONS.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER CONFIDENCE, WHICH HAD WAVERED IN RECENT MONTHS, PLUMMETED AFTER THE TERRORIST ATTACKS. CONSUMERS WERE FURTHER SHAKEN BY ONGOING REPORTS OF MASS LAYOFFS AND LARGE-SCALE JOB-CUTS IN THE AIRLINE INDUSTRY. CONSUMER SPENDING, WHICH FUELS TWO-THIRDS OF U.S. ECONOMIC GROWTH, DROPPED DRAMATICALLY AS THE COUNTRY WATCHED THE EVENTS IN WASHINGTON D.C., NEW YORK AND PENNSYLVANIA.

UNEMPLOYMENT LEVELS WERE ON THE RISE THROUGHOUT THE REPORTING PERIOD. BY THE END OF SEPTEMBER 2001, THE UNEMPLOYMENT RATE WAS 4.9 PERCENT.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.50 PERCENT CUT ON SEPTEMBER 17--THE EIGHTH RATE-CUT TO OCCUR BETWEEN JANUARY 1 AND SEPTEMBER 30, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 3.0 PERCENT. (NOTE: ON OCTOBER 2, 2001, IN AN ATTEMPT TO BOLSTER THE WEAKENING ECONOMY, THE FED CUT INTEREST RATES BY AN ADDITIONAL 0.50 PERCENT. THIS WAS THE NINTH RATE-CUT SINCE JANUARY 1, 2001.)

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.6 PERCENT IN THE 12 MONTHS ENDED SEPTEMBER 30.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(September 30, 1999--September 30, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 99                                                                            5.70
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -0.40

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(September 30, 1999--September 30, 2001)
[LINE GRAPH]


                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of September 30, 2001)

                                       A SHARES        B SHARES   C SHARES
------------------------------------------------------------------------------
One-year total return based on
NAV(1)                                    7.19%           6.42%      6.42%
------------------------------------------------------------------------------
One-year total return(2)                  3.71%           3.42%      5.42%
------------------------------------------------------------------------------
Five-year average annual total
return(2)                                 4.65%           4.58%      4.56%
------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 5.30%        5.18%(3)      4.28%
------------------------------------------------------------------------------
Commencement date                      05/28/93        05/28/93   10/19/93
------------------------------------------------------------------------------

Distribution rate(4)                      3.90%           3.31%      3.31%
------------------------------------------------------------------------------
Taxable-equivalent distribution
rate(5)                                   6.40%           5.44%      5.44%
------------------------------------------------------------------------------
SEC Yield(6)                              4.40%           3.80%      3.80%
------------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (3.25% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 3% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (3.25% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 3% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares are up to .25% and for Class B and Class C Shares is 1%. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) Taxable-equivalent calculations reflect a federal income tax rate of 39.1%.

(6) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended September 30, 2001. Had certain expenses of the Fund not been assumed by Van Kampen, the SEC Yield would have been 3.91%, 3.30%, and 3.30% for Classes A, B and C, respectively, and the total returns would have been lower.

    A portion of the interest income may be subject to the federal alternative minimum tax (AMT).

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on the investment risks. Past performance is no guarantee of future results. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit www.vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

PERFORMANCE OF A $10,000 INVESTMENT

(May 28, 1993--September 30, 2001)

 [INVESTMENT PERFORMANCE GRAPH]


                                                                                                  LEHMAN BROTHERS MUNICIPAL BOND
                                                                                                     INDEX IS A BROAD-BASED,
                                                                INTERMEDIATE TERM MUNICIPAL      UNMANAGED, STATISTICAL COMPOSITE
                                                                        INCOME FUND*                   OF MUNICIPAL BONDS.+
                                                                ---------------------------      --------------------------------
5/93                                                                       9671.00                           10000.00
                                                                           9851.00                           10167.00
                                                                          10259.00                           10510.00
12/93                                                                     10421.00                           10658.00
                                                                          10002.00                           10073.00
                                                                          10186.00                           10184.00
                                                                          10257.00                           10254.00
12/94                                                                     10075.00                           10107.00
                                                                          10724.00                           10821.00
                                                                          10996.00                           11083.00
                                                                          11294.00                           11402.00
12/95                                                                     11618.00                           11872.00
                                                                          11525.00                           11729.00
                                                                          11615.00                           11819.00
                                                                          11856.00                           12091.00
12/96                                                                     12115.00                           12399.00
                                                                          12124.00                           12370.00
                                                                          12446.00                           12796.00
                                                                          12787.00                           13182.00
12/97                                                                     13094.00                           13540.00
                                                                          13270.00                           13695.00
                                                                          13461.00                           13903.00
                                                                          13796.00                           14331.00
12/98                                                                     13875.00                           14417.00
                                                                          13997.00                           14545.00
                                                                          13823.00                           14288.00
                                                                          13782.00                           14230.00
12/99                                                                     13659.00                           14119.00
                                                                          13826.00                           14533.00
                                                                          14051.00                           14753.00
                                                                          14351.00                           15109.00
12/00                                                                     14548.00                           15770.00
                                                                          14915.00                           16121.00
                                                                          15010.00                           16227.00
9/01                                                                      15383.00                           16682.00


This chart compares your fund's performance to that of the Lehman Brothers Municipal Bond Index over time.

This index is an unmanaged broad-based, statistical composite and its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (3.25% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The returns above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
* Wiesenberger(R)
(+) Lehman Brothers

                                                 PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of September 30, 2001
- AAA/Aaa............  61.3%   [PIE CHART]
- AA/Aa..............   5.3%
- A/A................   4.5%
- BBB/Baa............   5.1%
- CCC/Caa............   0.3%
- Non-Rated..........  23.5%
As of September 30, 2000
- AAA/Aaa............  49.7%   [PIE CHART]
- AA/Aa..............   6.3%
- A/A................   5.2%
- BBB/Baa............  11.4%
- BB/Ba..............   2.3%
- CCC/Caa............   0.4%
- Non-Rated..........  24.7%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended September 30, 2001)
[BAR GRAPH]

                                                                               DIVIDEND
                                                                               --------
10/00                                                                            0.038
11/00                                                                            0.038
12/00                                                                            0.035
1/01                                                                             0.035
2/01                                                                             0.035
3/01                                                                             0.035
4/01                                                                             0.035
5/01                                                                             0.035
6/01                                                                             0.035
7/01                                                                             0.035
8/01                                                                             0.035
9/01                                                                             0.035

The dividend history represents dividends that were paid on the fund's Class A shares and is no guarantee of the fund's future dividends.

TOP FIVE STATES

(as a percentage of long-term investments--September 30, 2001)

Kansas                                                      15.8%
---------------------------------------------------------------------
New York                                                     6.4%
---------------------------------------------------------------------
Illinois                                                     6.4%
---------------------------------------------------------------------
New Jersey                                                   6.1%
---------------------------------------------------------------------
Pennsylvania                                                 6.0%
---------------------------------------------------------------------

Subject to change daily.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                     SEPTEMBER 30, 2001                 SEPTEMBER 30, 2000
                                                                     ------------------                 ------------------
Public Building                                                            15.40                               5.40
General Purpose                                                            13.70                              23.30
Public Education                                                           10.40                               4.00
Health Care                                                                10.40                              14.90
Multi-Family Housing                                                        9.50                              10.50

Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy securities in the sectors shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed. Securities are classified by sectors that represent broad groupings of related industries.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT
SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE PAST 12 MONTHS. TIMOTHY D. HANEY, PORTFOLIO MANAGER, HAS MANAGED THE FUND SINCE 1997 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1988. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2001.

The investment teams that manage the Van Kampen funds extend their condolences to those touched by the tragic events of September 11, 2001. Please know that our thoughts are with all those who have been affected.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED IN THE LAST 12 MONTHS, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   The market environment of the
past year has been dominated by the effects of the faltering U.S. economy. It seems hard to imagine that one year ago both investors and the Federal Reserve Board (the "Fed") were worried about inflation. Those worries disappeared when growth slowed drastically in the second half of 2000, with gross domestic product (GDP) falling by half in the third quarter, and then half again to an anemic 1 percent in the fourth quarter of 2000.

    The slowing economy had predictable effects, including widespread layoffs and deteriorating conditions for business investment. It also affected a number of credits negatively, including many in the industrial sector. The fund was negatively impacted by some of its industrial holdings, as well as by fallout from asbestos liability rulings.

    The severity and suddenness of the slowdown led the Fed to rapidly shift its attention from fighting inflation to avoiding recession. Acting between scheduled meetings, the Fed cut interest rates on January 3, 2001 by 50 basis points. This was only the first of eight cuts over the period ending September 30, 2001 for a total of 350 basis points, or three and one-half percentage points.

    These interest rate cuts brought rates down across the yield curve, but were especially effective at the short end. This had the result of steepening the yield curve significantly as short- and intermediate-term paper rallied strongly.

    Uncertainty surrounding the slowing economy led many investors to seek out the relative stability of bonds. This preference for stability also produced large cash inflows for municipal bond funds. While this money was initially put to work in higher-rated issues in consideration of the weakness in the economy, by April spreads in lower-grade credits also started to compress as more money flowed into the bond markets.

    The general decline in interest rates led municipalities to increase their issuance of debt to take advantage of lower financing costs. For the year ended September 30, overall issuance was up 34 percent from the year earlier. Slowing economic conditions also led investors to pay more attention to credit quality, with the result that issuance of insured paper was up 56 percent over the same period.

    While they occurred near the end of the period, the tragic events of September 11 had a large economic impact. Economic activity came to a temporary standstill nationwide and across industries, and the travel sector was especially hard hit. Employment, which had been weak to begin with, fell sharply as companies announced layoffs as part of a general move to cut costs to address a markedly weaker future.

    In this environment, the fund generated a total return of 7.19 percent for the 12-month period ended September 30, 2001. The fund continued to provide shareholders with what we believe is an attractive level of income, as its monthly dividend of $0.0350 per Class A share translates to a distribution rate of 3.90 percent based on the fund's maximum offering price as of September 30, 2001.

    Performance information for the fund reflects Class A shares at net asset value including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding a maximum sales charge of 3.25 percent; if the maximum sales charge were included, the return would be lower. The return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Of course, past performance is no guarantee of future results. Performance of other share classes will vary. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Municipal Bond Index, the fund's benchmark, posted a total return of 10.40 percent for the same period. The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged, statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID THESE FACTORS EFFECT THE
    WAY YOU MANAGED THE PORTFOLIO?

A   One of the main adjustments to the
fund over the period was a move to higher overall credit quality. As part of this move, we increased the fund's holdings in AAA and AA rated paper. We funded these purchases by selling some bonds rated BBB and lower, causing this sector to decrease from 39 to 29 percent of long-term investments.

    Our focus on improving the fund's credit profile also influenced the fund's sector composition. We trimmed our remaining holdings of lower-rated industrial revenue bonds out of concern for their future performance in the weaker economy. This sector fell to 5.2 percent of long-term investments from 15.5 percent over the period. The weak economy led us to focus on non-profit projects in general and we significantly increased the fund's positions in the public building and public education sectors.

    Overall, our strategy has been to actively manage the fund's higher quality holdings, especially those in the 10- to 15-year range. This approach has allowed us to take advantage of shifts in the market with minimal liquidity costs. These have been balanced by the fund's lower-rated holdings, which we tend to trade less frequently in order to capture the benefit of their higher coupons.

Q   WHAT SECTORS OF THE
    MARKET WERE YOU MOST CONCERNED ABOUT?

A   The slowing economy has led us to
be extremely cautious about industrial revenue bonds. This sector is highly leveraged to the health of the manufacturing sector, which has been in decline for most of the past 12 months. As a result, we reduced the fund's holdings significantly and don't anticipate making any sizable additions in the near future.

    We have been and remain concerned by health care bonds because of the challenges facing the industry. Continuing overcapacity as well as difficulty in ongoing financing have made the sector unattractive to us.

    In the wake of the events of September 11, we are also concerned about sectors that will be negatively impacted in the coming months. This has led us to be cautious regarding airport bonds and other related corporate issues.

Q   WHAT IS YOUR OUTLOOK FOR
    THE MUNICIPAL MARKET?

A   Our outlook for the near future is
cautiously optimistic for the municipal bond market. Issuance is likely to remain strong as issuers move to take advantage of the low interest-rate environment we expect to persist for the near future. We anticipate that the Fed will continue to lower interest rates, which we believe will have a positive impact on the bond market in general and on the short end of the yield curve in particular. (Note: On October 2, 2001, the Fed reduced the federal funds rate by a half a percentage point.)

    Equity markets are not likely to recover quickly from the double blows of a slowing economy and an uncertain global future in the wake of September's events. The ongoing volatility in the equity markets has raised the profile of bonds in general as a viable asset allocation for many investors. We expect investors may continue to look on bonds favorably as long as the equity markets continue to be challenging.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

INSURED BOND: A bond insured against default by the bond insurer. If the issuer defaults, the insurance company will take over payments of interest and principal when due. Once a bond is insured, it typically carries the credit rating of the issuer. Most issuers are rated AAA. Municipal bond insurance applies to specific securities held in the portfolio. It does not protect the shareholder against changes in the value of fund shares.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2001
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                   COUPON   MATURITY      VALUE
           MUNICIPAL BONDS  102.3%
           ALABAMA  3.7%
$ 1,260    Dothan Houston Cnty, AL Arpt Auth (MBIA
           Insd)........................................ 5.400%   12/01/15   $ 1,316,939
    430    West Jefferson Cnty, AL Amusement & Pub Park
           Auth (Prerefunded @ 12/01/06)................ 7.500    12/01/08       494,023
                                                                             -----------
                                                                               1,810,962
                                                                             -----------
           ARIZONA  3.0%
    500    Maricopa Cnty, AZ Indl Dev Auth Sr Living Fac
           Rev Christian Care Mesa Inc Proj A........... 7.250    04/01/05       523,360
    920    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
           Oblig Irvington Proj Tucson Ser A Rfdg (FSA
           Insd)........................................ 7.250    07/15/10       958,373
                                                                             -----------
                                                                               1,481,733
                                                                             -----------
           CALIFORNIA  3.0%
    275    California Edl Fac Auth Rev Pacific Grad
           Sch.......................................... 6.950    11/01/07       294,404
  1,000    California St (AMBAC Insd) (a)............... 6.400    09/01/08     1,167,240
                                                                             -----------
                                                                               1,461,644
                                                                             -----------
           COLORADO  2.9%
    265    Colorado Hlth Fac Auth Rev Sr Living Fac
           Eaton Terrace Ser A.......................... 6.800    07/01/09       264,568
     52    Colorado Hsg Fin Auth Single Family Pgm Ser
           E............................................ 8.125    12/01/24        53,379
  1,000    Denver, CO City & Cnty Arpt Rev Ser A (a).... 7.400    11/15/04     1,105,720
                                                                             -----------
                                                                               1,423,667
                                                                             -----------
           CONNECTICUT  1.1%
    145    Mashantucket Western Pequot Tribe CT Spl Rev
           Ser A, 144A Private Placement (Escrowed to
           Maturity) (b)................................ 6.500    09/01/06       166,675
    380    New Haven, CT Indl Fac Rev Adj Govt Ctr
           Thermal Energies............................. 7.250    07/01/09       380,809
                                                                             -----------
                                                                                 547,484
                                                                             -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                   COUPON   MATURITY      VALUE
           FLORIDA  4.5%
$ 1,150    Florida Hsg Fin Agy Hsg Maitland Club Apts
           Ser B-1 (AMBAC Insd)......................... 6.750%   08/01/14   $ 1,216,033
    190    Lee Cnty, FL Indl Dev Auth Econ Rev Encore
           Nursing Ctr Partn Rfdg....................... 8.125    12/01/07       197,828
    175    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
           Orlando Lutheran Twr Rfdg.................... 8.125    07/01/06       182,642
    300    Volusia Cnty, FL Indl Dev Auth Bishops Glen
           Proj Rfdg (Escrowed to Maturity)............. 7.125    11/01/06       340,158
    235    Westchase East Cmnty Dev Dist FL Cap Impt
           Rev.......................................... 7.250    05/01/03       243,627
                                                                             -----------
                                                                               2,180,288
                                                                             -----------
           GEORGIA  4.1%
  1,410    De Kalb Cnty, GA Hsg Auth Multi-Family Hsg
           Rev North Hill Apts Proj Rfdg (FNMA
           Collateralized) (a).......................... 6.625    01/01/25     1,515,397
    475    Forsyth Cnty, GA Hosp Auth Rev Antic Ctfs GA
           Baptist Hlthcare Sys Proj.................... 6.000    10/01/08       472,321
                                                                             -----------
                                                                               1,987,718
                                                                             -----------
           ILLINOIS  6.5%
    300    Bedford Park, IL Tax Increment 71st & Cicero
           Proj Rfdg.................................... 7.000    01/01/06       311,487
  1,000    Chicago, IL Neighborhoods Alive 21 Pgm (FGIC
           Insd)........................................ 5.000    01/01/12     1,046,320
    365    Chicago, IL Tax Increment Alloc Santn Drain &
           Ship Canal Ser A............................. 7.375    01/01/05       376,724
    250    Chicago, IL Tax Increment Alloc Sub Cent Loop
           Redev Ser A.................................. 6.500    12/01/05       266,517
    545    Clay Cnty, IL Hosp Rev....................... 5.500    12/01/10       505,237
    330    Huntley, IL Spl Svc Area No. 7 Spl Tax....... 6.000    03/01/09       345,929
    300    Peoria, IL Spl Tax WeaverRidge Spl Svc
           Area......................................... 7.625    02/01/08       320,238
                                                                             -----------
                                                                               3,172,452
                                                                             -----------
           INDIANA  2.1%
  1,000    Allen Cnty, IN Juvenile Justice First Mtg
           (AMBAC Insd) (c)............................. 5.500    01/01/18     1,033,730
                                                                             -----------

           KANSAS  16.2%
  2,000    Kansas St Dev Fin Auth Lease Juvenile Justice
           Auth Ser D (MBIA Insd)....................... 5.000    05/01/12     2,117,880
  2,065    Kansas St Dev Fin Auth Rev Dept of Commerce &
           Hsg Impact (MBIA Insd) (c)................... 5.000    06/01/11     2,187,867

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                   COUPON   MATURITY      VALUE
           KANSAS (CONTINUED)
$   780    Wyandotte Cnty, KS City KS Univ Brd of Public
           Utility Office Bldg Complex Proj (MBIA
           Insd)........................................ 5.000%   05/01/10   $   835,918
    820    Wyandotte Cnty, KS City KS Univ Brd of Public
           Utility Office Bldg Complex Proj (MBIA
           Insd)........................................ 5.000    05/01/11       878,343
    860    Wyandotte Cnty, KS City KS Univ Brd of Public
           Utility Office Bldg Complex Proj (MBIA
           Insd)........................................ 5.000    05/01/12       912,778
    905    Wyandotte Cnty, KS City KS Univ Brd of Public
           Utility Office Bldg Complex Proj (MBIA
           Insd)........................................ 5.000    05/01/13       950,331
                                                                             -----------
                                                                               7,883,117
                                                                             -----------
           LOUISIANA  1.0%
    170    Iberia Parish, LA Hosp Svc Dist No 1 Hosp
           Rev.......................................... 7.500    05/26/06       173,227
    500    Louisiana Hsg Fin Agy Rev Multi-Family Hsg
           Plantation Ser A (d)......................... 7.200    01/01/06       325,000
                                                                             -----------
                                                                                 498,227
                                                                             -----------
           MASSACHUSETTS  1.7%
    300    Massachusetts St Hlth & Edl North Adams Regl
           Hosp Ser C................................... 6.250    07/01/04       316,686
    145    Massachusetts St Indl Fin Agy East Boston
           Neighborhood Proj............................ 7.250    07/01/06       144,117
    390    Massachusetts St Indl Fin Agy Rev Gtr Lynn
           Mental Hlth, 144A--Private Placement (b)..... 6.200    06/01/08       371,865
                                                                             -----------
                                                                                 832,668
                                                                             -----------
           MICHIGAN  5.2%
  1,700    Harper Creek, MI Cmnty Sch Dist.............. 5.500    05/01/14     1,837,360
    440    John Tolfree Hlth Sys Corp MI Mtg Rev........ 5.450    09/15/06       437,030
    250    Michigan St Strategic Fd Ltd Oblig Rev United
           Waste Sys Proj............................... 5.200    04/01/10       249,150
                                                                             -----------
                                                                               2,523,540
                                                                             -----------
           MINNESOTA  4.6%
    500    Dakota Cnty, MN Hsg & Redev Auth Multi-Family
           Hsg Rev Affordable Hsg View Pointe Proj...... 6.000    11/01/09       495,870
    225    Minneapolis, MN Multi-Family Rev Hsg Belmont
           Apts Proj.................................... 7.000    11/01/06       230,476
  1,450    Suburban Hennepin, MN Regl Pk................ 5.000    02/01/13     1,504,462
                                                                             -----------
                                                                               2,230,808
                                                                             -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                   COUPON   MATURITY      VALUE
           MISSOURI  6.0%
$ 1,500    Kansas City, MO Arpt Rev Genl Impt Ser A (FSA
           Insd) (a).................................... 7.000%   09/01/12   $ 1,651,650
  1,200    Lees Summit, MO Wtr & Swr Rev Rfdg (AMBAC
           Insd) (c).................................... 5.250    07/01/09     1,277,052
                                                                             -----------
                                                                               2,928,702
                                                                             -----------
           MONTANA  1.1%
    500    Crow Fin Auth, MT Tribal Purp Rev, 144A--
           Private Placement (b)........................ 5.400    10/01/07       534,990
                                                                             -----------

           NEBRASKA  0.3%
    145    American Pub Energy Agy NE Gas Sup Rev NE Pub
           Gas Agy Proj Ser A (AMBAC Insd).............. 4.375    06/01/10       142,934
                                                                             -----------

           NEVADA  0.5%
    250    Washoe Cnty, NV Wtr Fac Rev Sierra Pac Pwr Co
           Rfdg (Variable Rate Coupon).................. 5.750    03/01/36       256,710
                                                                             -----------

           NEW JERSEY  6.3%
    500    Camden Cnty, NJ Impt Auth Lease Rev Kaighn Pt
           Marine Terminal A (e)........................ 7.375    06/01/07       246,250
    250    New Jersey Econ Dev Auth Rev Sr Mtg Arbor
           Glen Proj Ser A (Escrowed to Maturity)....... 8.000    05/15/04       277,530
  1,000    New Jersey Hlthcare Fac Fin Auth Rev Christ
           Hosp Group Issue (Connie Lee Insd)........... 7.000    07/01/06     1,155,670
     85    New Jersey Hlthcare Facs Fin Auth Rev
           Palisades.................................... 7.500    07/01/06        87,370
    170    New Jersey Hlthcare Facs Fing Auth Rev
           Palisades (Prerefunded @ 07/01/02)........... 7.500    07/01/06       177,579
    455    Rahway, NJ Ctfs Partn (MBIA Insd)............ 5.500    02/15/16       491,373
    565    Rahway, NJ Ctfs Partn (MBIA Insd)............ 5.600    02/15/17       611,319
                                                                             -----------
                                                                               3,047,091
                                                                             -----------
           NEW YORK  6.6%
    380    Brookhaven, NY Indl Dev Agy Sr Residential
           Hsg Rev Woodcrest Estates Fac Ser A.......... 5.875    12/01/09       387,345
    500    New York City Ser A.......................... 7.000    08/01/07       583,140
  1,000    New York St Med Care Fac Fin Agy Rev NY Hosp
           Mtg Ser A (Prerefunded @ 02/15/05) (AMBAC
           Insd)........................................ 6.200    08/15/05     1,127,980
  1,000    Niagara Falls, NY Pub Impt (MBIA Insd)....... 6.900    03/01/20     1,111,260
                                                                             -----------
                                                                               3,209,725
                                                                             -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                   COUPON   MATURITY      VALUE
           NORTH CAROLINA  1.4%
$   630    North Carolina Eastn Mun Pwr Agy Pwr Sys Rev
           Ser D........................................ 6.450%   01/01/14   $   691,551
                                                                             -----------

           OHIO  2.5%
    350    Cleveland-Cuyahoga Cnty, OH Port Auth Rev
           Dev-Port Cleveland Bd Fd B................... 6.500    05/15/05       356,972
    500    Dayton, OH Spl Facs Rev Afco Cargo Day LLC
           Proj......................................... 6.000    04/01/09       473,545
    400    Montgomery Cnty, OH Hosp Rev Grandview Hosp &
           Med Cent Rfdg (Escrowed to Maturity)......... 5.250    12/01/01       402,096
                                                                             -----------
                                                                               1,232,613
                                                                             -----------
           OKLAHOMA  0.2%
     75    Shawnee, OK Hosp Auth Hosp Rev Midamerica
           Hlthcare Inc Rfdg............................ 5.750    10/01/03        76,961
                                                                             -----------

           OREGON  2.2%
  1,000    Portland, OR Cmnty College Dist Ser B........ 5.250    06/01/12     1,079,830
                                                                             -----------

           PENNSYLVANIA  6.2%
    225    Erie, PA Higher Edl Bldg Auth College Rev
           Mercyhurst College Proj A Rfdg............... 5.300    03/15/03       230,265
  1,220    Harrisburg, PA Pkg Auth Gtd Ser J Rfdg (MBIA
           Insd)........................................ 5.000    09/01/17     1,234,713
  1,200    Philadelphia, PA Gas Wks Rev Third Ser (FSA
           Insd)........................................ 5.000    08/01/10     1,280,736
    270    Southern Chester Cnty, PA Hlth & Higher Edl
           Auth Mtg Southern Chester Cnty Med Ser A..... 6.100    06/01/03       269,633
                                                                             -----------
                                                                               3,015,347
                                                                             -----------
           SOUTH CAROLINA  0.7%
    350    Charleston Cnty, SC Hlth Facs Rev First Mtg
           Episcopal Church Proj Ser A.................. 5.400    04/01/04       350,298
                                                                             -----------

           TENNESSEE  3.9%
  1,500    Franklin, TN Spl Sch Dist Cap Apprec (FSA
           Insd)........................................   *      06/01/15       763,470
  1,065    Putnam Cnty, TN Rfdg (FGIC Insd)............. 5.250    04/01/13     1,148,549
                                                                             -----------
                                                                               1,912,019
                                                                             -----------
           TEXAS  0.6%
    300    San Antonio, TX Hsg Fin Corp Multi-Family Hsg
           Rev Beverly Oaks Arpt Proj Ser A............. 7.500    02/01/10       312,003
                                                                             -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                   COUPON   MATURITY      VALUE
           UTAH  0.9%
$   425    Utah St Hsg Fin Agy Single Family Mtg Mezz
           Ser A-1 (FHA Gtd)............................ 7.150%   07/01/12   $   448,647
                                                                             -----------

           VIRGINIA  1.0%
    500    Pittsylvania Cnty, VA Indl Dev Auth Rev
           Exempt Fac Ser A............................. 7.450    01/01/09       502,495
                                                                             -----------

           WASHINGTON  2.3%
  1,000    Tacoma, WA Elec Sys Rev Ser B Rfdg (FSA Insd)
           (c).......................................... 5.500    01/01/11     1,097,590
                                                                             -----------
TOTAL LONG-TERM INVESTMENTS  102.3%
  (Cost $48,350,907)......................................................    49,907,544
                                                                             -----------
SHORT-TERM INVESTMENTS  7.6%
  1,000    Idaho Hlth Facs Auth Rev Saint Lukes Med Ctr
           (Variable Rate Coupon)....................... 2.800    07/01/30     1,000,000
  1,200    Illinois Hlth Facs Auth Revs Elmhurst Mem
           Hlth A (Variable Rate Coupon)................ 2.800    01/01/28     1,200,000
    200    New York City Ser B (Variable Rate Coupon)... 2.700    10/01/20       200,000
    400    New York City Subser A-10 (Variable Rate
           Coupon)...................................... 2.650    08/01/16       400,000
    900    New York St Energy Resh & Dev Auth Pollutn
           Ctl Rev NY Elec Gas Ser D (Variable Rate
           Coupon)...................................... 2.650    10/01/29       900,000
                                                                             -----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $3,700,000).......................................................     3,700,000
                                                                             -----------
TOTAL INVESTMENTS  109.9%
  (Cost $52,050,907)......................................................    53,607,544

LIABILITIES IN EXCESS OF OTHER ASSETS (9.9%)..............................    (4,822,791)
                                                                             -----------

NET ASSETS  100.0%........................................................   $48,784,753
                                                                             ===========

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

 * Zero coupon bond

(a) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c) Securities purchased on a when-issued or delayed delivery basis.

(d) Interest is accruing at less than the stated coupon.

(e) Non-income producing as security is in default.

AMBAC--AMBAC Indemnity Corp.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.
FHA--Federal Housing Administration

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2001

ASSETS:
Total Investments (Cost $52,050,907)........................    $53,607,544
Cash........................................................         39,540
Receivables:
  Interest..................................................        691,571
  Fund Shares Sold..........................................        334,858
  Investments Sold..........................................         85,132
Other.......................................................        101,333
                                                                -----------
    Total Assets............................................     54,859,978
                                                                -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................      5,570,360
  Fund Shares Repurchased...................................        227,047
  Income Distributions......................................         51,263
  Distributor and Affiliates................................         38,342
Trustees' Deferred Compensation and Retirement Plans........        128,439
Accrued Expenses............................................         59,774
                                                                -----------
    Total Liabilities.......................................      6,075,225
                                                                -----------
NET ASSETS..................................................    $48,784,753
                                                                ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $47,282,321
Net Unrealized Appreciation.................................      1,556,637
Accumulated Undistributed Net Investment Income.............         89,086
Accumulated Net Realized Loss...............................       (143,291)
                                                                -----------
NET ASSETS..................................................    $48,784,753
                                                                ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $29,095,902 and 2,791,614 shares of
    beneficial interest issued and outstanding).............    $     10.42
    Maximum sales charge (3.25%* of offering price).........            .35
                                                                -----------
    Maximum offering price to public........................    $     10.77
                                                                ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $11,137,723 and 1,070,191 shares of
    beneficial interest issued and outstanding).............    $     10.41
                                                                ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $8,551,128 and 822,563 shares of
    beneficial interest issued and outstanding).............    $     10.40
                                                                ===========

* On sales of $25,000 or more, the sales charge will be reduced.
See Notes to Financial Statements

Statement of Operations
For the Year Ended September 30, 2001

INVESTMENT INCOME:
Interest....................................................    $2,471,455
                                                                ----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $66,854, $98,335 and $76,425,
  respectively).............................................       241,614
Investment Advisory Fee.....................................       222,794
Accounting..................................................        50,975
Registration and Filing Fees................................        36,267
Shareholder Reports.........................................        34,757
Shareholder Services........................................        34,404
Legal.......................................................        24,242
Custody.....................................................         5,913
Other.......................................................        28,111
                                                                ----------
    Total Expenses..........................................       679,077
    Investment Advisory Fee Reduction.......................       205,351
    Less Credits Earned on Cash Balances....................           393
                                                                ----------
    Net Expenses............................................       473,333
                                                                ----------
NET INVESTMENT INCOME.......................................    $1,998,122
                                                                ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................    $ (143,291)
                                                                ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................       403,555
  End of the Period.........................................     1,556,637
                                                                ----------
Net Unrealized Appreciation During the Period...............     1,153,082
                                                                ----------
NET REALIZED AND UNREALIZED GAIN............................    $1,009,791
                                                                ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $3,007,913
                                                                ==========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended September 30, 2001 and 2000

                                                    YEAR ENDED            YEAR ENDED
                                                SEPTEMBER 30, 2001    SEPTEMBER 30, 2000
                                                ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................    $  1,998,122          $  1,859,195
Net Realized Gain/Loss.........................        (143,291)              208,537
Net Unrealized Appreciation/Depreciation During
  the Period...................................       1,153,082              (489,085)
                                                   ------------          ------------
Change in Net Assets from Operations...........       3,007,913             1,578,647
                                                   ------------          ------------
Distributions from and in Excess of Net
  Investment Income:
  Class A Shares...............................      (1,128,206)           (1,343,777)
  Class B Shares...............................        (337,769)             (375,861)
  Class C Shares...............................        (262,129)             (226,148)
                                                   ------------          ------------
                                                     (1,728,104)           (1,945,786)
                                                   ------------          ------------
Distributions from Net Realized Gain:
  Class A Shares...............................         (15,445)                  -0-
  Class B Shares...............................          (6,277)                  -0-
  Class C Shares...............................          (5,254)                  -0-
                                                   ------------          ------------
                                                        (26,976)                  -0-
                                                   ------------          ------------
Total Distributions............................      (1,755,080)           (1,945,786)
                                                   ------------          ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................       1,252,833              (367,139)
                                                   ------------          ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......................      18,809,532            18,339,022
Net Asset Value of Shares Issued Through
  Dividend Reinvestment........................       1,094,529             1,226,136
Cost of Shares Repurchased.....................     (13,937,914)          (23,163,962)
                                                   ------------          ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.................................       5,966,147            (3,598,804)
                                                   ------------          ------------
TOTAL INCREASE/DECREASE IN NET ASSETS..........       7,218,980            (3,965,943)
NET ASSETS:
Beginning of the Period........................      41,565,773            45,531,716
                                                   ------------          ------------
End of the Period (Including accumulated
  undistributed net investment income of
  $89,086 and ($180,932), respectively)........    $ 48,784,753          $ 41,565,773
                                                   ============          ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                 NINE
                                                                MONTHS       YEAR ENDED
                                    YEAR ENDED SEPTEMBER 30,     ENDED      DECEMBER 31,
CLASS A SHARES                      ------------------------   SEPT. 30,   ---------------
                                     2001     2000     1999      1998       1997     1996
                                    ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................  $10.14   $10.22   $10.73    $10.54     $10.21   $10.26
                                    ------   ------   ------    ------     ------   ------
  Net Investment Income...........     .49      .46      .47       .36        .48      .45
  Net Realized and Unrealized
    Gain/Loss.....................     .23     (.05)    (.48)      .20        .32     (.03)
                                    ------   ------   ------    ------     ------   ------
Total from Investment
  Operations......................     .72      .41     (.01)      .56        .80      .42
                                    ------   ------   ------    ------     ------   ------
Less:
  Distributions from and in Excess
    of Net Investment Income......     .43      .49      .50       .37        .47      .47
  Distributions from Net Realized
    Gain..........................     .01      -0-      -0-       -0-        -0-      -0-
                                    ------   ------   ------    ------     ------   ------
Total Distributions...............     .44      .49      .50       .37        .47      .47
                                    ------   ------   ------    ------     ------   ------
NET ASSET VALUE, END OF THE
  PERIOD..........................  $10.42   $10.14   $10.22    $10.73     $10.54   $10.21
                                    ======   ======   ======    ======     ======   ======

Total Return* (a).................   7.19%    4.13%   -0.10%     5.36%**    8.08%    4.27%
Net Assets at End of the Period
  (In millions)...................  $ 29.1   $ 26.6   $ 29.5    $ 20.6     $ 12.9   $ 12.5
Ratio of Expenses to Average Net
  Assets*.........................    .77%    1.44%    1.28%     1.30%      1.52%    1.56%
Ratio of Net Investment Income to
  Average Net Assets*.............   4.78%    4.65%    4.49%     4.61%      4.67%    4.45%
Portfolio Turnover................    106%      85%      65%       15%**      37%      45%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets..........................   1.23%      N/A      N/A       N/A      1.67%    1.74%
Ratio of Net Investment Income to
  Average Net Assets..............   4.32%      N/A      N/A       N/A      4.52%    4.27%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.25% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A = Not Applicable

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                 NINE
                                                                MONTHS       YEAR ENDED
                                    YEAR ENDED SEPTEMBER 30,     ENDED      DECEMBER 31,
CLASS B SHARES                      ------------------------   SEPT. 30,   ---------------
                                     2001     2000     1999      1998       1997     1996
                                    ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................  $10.13   $10.20   $10.71    $10.52     $10.21   $10.26
                                    ------   ------   ------    ------     ------   ------
  Net Investment Income...........     .42      .38      .39       .31        .40      .38
  Net Realized and Unrealized
    Gain/Loss.....................     .22     (.04)    (.47)      .19        .32     (.03)
                                    ------   ------   ------    ------     ------   ------
Total from Investment
  Operations......................     .64      .34     (.08)      .50        .72      .35
                                    ------   ------   ------    ------     ------   ------
Less:
  Distributions from and in Excess
    of Net Investment Income......     .35      .41      .43       .31        .41      .40
  Distributions from Net Realized
    Gain..........................     .01      -0-      -0-       -0-        -0-      -0-
                                    ------   ------   ------    ------     ------   ------
Total Distributions...............     .36      .41      .43       .31        .41      .40
                                    ------   ------   ------    ------     ------   ------
NET ASSET VALUE, END OF THE
  PERIOD..........................  $10.41   $10.13   $10.20    $10.71     $10.52   $10.21
                                    ======   ======   ======    ======     ======   ======

Total Return* (a).................   6.42%    3.46%   -0.81%     4.74%**    7.23%    3.54%
Net Assets at End of the Period
  (In millions)...................  $ 11.1   $  8.6   $ 10.4    $ 15.2     $ 16.4   $ 16.4
Ratio of Expenses to Average Net
  Assets*.........................   1.52%    2.20%    1.97%     2.06%      2.28%    2.32%
Ratio of Net Investment Income to
  Average Net Assets*.............   4.02%    3.90%    3.80%     3.90%      3.91%    3.69%
Portfolio Turnover................    106%      85%      65%       15%**      37%      45%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets..........................   1.98%      N/A      N/A       N/A      2.42%    2.50%
Ratio of Net Investment Income to
  Average Net Assets..............   3.56%      N/A      N/A       N/A      3.77%    3.51%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 3%, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A = Not Applicable

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                 NINE
                                                                MONTHS       YEAR ENDED
                                    YEAR ENDED SEPTEMBER 30,     ENDED      DECEMBER 31,
CLASS C SHARES                      ------------------------   SEPT. 30,   ---------------
                                     2001     2000     1999      1998       1997     1996
                                    ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................  $10.12   $10.20   $10.71    $10.52     $10.20   $10.26
                                    ------   ------   ------    ------     ------   ------
  Net Investment Income...........     .42      .39      .40       .31        .40      .37
  Net Realized and Unrealized
    Gain/Loss.....................     .22     (.06)    (.48)      .19        .32     (.03)
                                    ------   ------   ------    ------     ------   ------
Total from Investment
  Operations......................     .64      .33     (.08)      .50        .72      .34
                                    ------   ------   ------    ------     ------   ------
Less:
  Distributions from and in Excess
    of Net Investment Income......     .35      .41      .43       .31        .40      .40
  Distributions from Net Realized
    Gain..........................     .01      -0-      -0-       -0-        -0-      -0-
                                    ------   ------   ------    ------     ------   ------
Total Distributions...............     .36      .41      .43       .31        .40      .40
                                    ------   ------   ------    ------     ------   ------
NET ASSET VALUE, END OF THE
  PERIOD..........................  $10.40   $10.12   $10.20    $10.71     $10.52   $10.20
                                    ======   ======   ======    ======     ======   ======

Total Return* (a).................   6.42%    3.36%   -0.81%     4.74%**    7.23%    3.54%
Net Assets at End of the Period
  (In millions)...................  $  8.6   $  6.4   $  5.6    $  3.3     $  3.1   $  5.8
Ratio of Expenses to Average Net
  Assets*.........................   1.52%    2.20%    2.02%     2.06%      2.29%    2.32%
Ratio of Net Investment Income to
  Average Net Assets*.............   4.02%    3.90%    3.75%     3.89%      3.88%    3.70%
Portfolio Turnover................    106%      85%      65%       15%**      37%      45%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets..........................   1.98%      N/A      N/A       N/A      2.43%    2.50%
Ratio of Net Investment Income to
  Average Net Assets..............   3.56%      N/A      N/A       N/A      3.74%    3.52%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A = Not Applicable

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Intermediate Term Municipal Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on May 28, 1993 with two classes of common shares, Class A and Class B shares. The distribution of the Fund's Class C shares commenced on October 19, 1993.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not accrete market discount on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of September 30, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $14,762.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $121,332 which will expire September 30, 2009. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

    At September 30, 2001, for federal income tax purposes, cost of long- and short-term investments is $52,050,907; the aggregate gross unrealized appreciation is $2,119,089 and the aggregate gross unrealized depreciation is $562,452, resulting in net unrealized appreciation on long- and short-term investments of $1,556,637.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays dividends monthly from net investment income. Net realized gains, if any, are distributed annually.

F. EXPENSE REDUCTIONS During the year ended September 30, 2001, the Fund's custody fee was reduced by $393 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .50%
Over $500 million...........................................       .45%

    For the year ended September 30, 2001, the Adviser voluntarily waived $205,351 of its investment advisory fee. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended September 30, 2001, the Fund recognized expenses of approximately $1,600 representing legal services provided by Skadden, Arps, Slate, Meagher, & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended September 30, 2001, the Fund recognized expenses of approximately $44,800 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Accounting" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2001, the Fund recognized expenses of approximately $25,700. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $99,459 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At September 30, 2001, capital aggregated $28,751,060, $10,454,853 and $8,076,408 for Classes A, B and C, respectively. For the year ended September 30, 2001, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................     838,262    $  8,602,768
  Class B.................................................     559,594       5,708,138
  Class C.................................................     443,910       4,498,626
                                                            ----------    ------------
Total Sales...............................................   1,841,766    $ 18,809,532
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................      74,442    $    761,988
  Class B.................................................      16,598         169,628
  Class C.................................................      15,963         162,913
                                                            ----------    ------------
Total Dividend Reinvestment...............................     107,003    $  1,094,529
                                                            ==========    ============
Repurchases:
  Class A.................................................    (740,702)   $ (7,561,207)
  Class B.................................................    (357,879)     (3,657,086)
  Class C.................................................    (265,685)     (2,719,621)
                                                            ----------    ------------
Total Repurchases.........................................  (1,364,266)   $(13,937,914)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

    At September 30, 2000, capital aggregated $26,947,511, $8,234,173 and $6,134,490 for Classes A, B and C, respectively. For the year ended September 30, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   1,064,994    $ 10,687,773
  Class B.................................................     463,760       4,641,788
  Class C.................................................     302,034       3,009,461
                                                            ----------    ------------
Total Sales...............................................   1,830,788    $ 18,339,022
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................      85,440    $    856,863
  Class B.................................................      20,237         202,572
  Class C.................................................      16,652         166,701
                                                            ----------    ------------
Total Dividend Reinvestment...............................     122,329    $  1,226,136
                                                            ==========    ============
Repurchases:
  Class A.................................................  (1,417,160)   $(14,223,944)
  Class B.................................................    (655,558)     (6,550,781)
  Class C.................................................    (238,373)     (2,389,237)
                                                            ----------    ------------
Total Repurchases.........................................  (2,311,091)   $(23,163,962)
                                                            ==========    ============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended September 30, 2001 and 2000, 64,610 and 581,461 Class B Shares converted to Class A Shares and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended September 30, 2001 and 2000, no Class C Shares converted to Class A Shares.

    Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

Class C Shares will be imposed on most redemptions made within four years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                   SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                 OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                              -----------------------
YEAR OF REDEMPTION                                            CLASS B         CLASS C
First.......................................................   3.00%           1.00%
Second......................................................   2.50%            None
Third.......................................................   2.00%            None
Fourth......................................................   1.00%            None
Fifth and Thereafter........................................    None            None

    For the year ended September 30, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $11,600 and CDSC on redeemed shares of approximately $35,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $52,492,426 and $46,707,316 respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares, and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended September 30, 2001 are payments retained by Van Kampen of approximately $114,800 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $6,600.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Intermediate Term Municipal Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Intermediate Term Municipal Income Fund (the "Fund"), as of September 30, 2001, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the indicated years in the period ended September 30, 1999 were audited by other auditors whose report dated November 9, 1999 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at September 30, 2001, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
November 8, 2001

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors
** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110
LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2001. The Fund designated 99.99% of the income distributions as a tax-exempt income distribution. In January 2001, the Fund provided tax information to shareholders for the 2000 calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
138, 338, 538                                                  Member NASD/SIPC.
INF ANR 11/01                                                   4519K01-AP-11/01

                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4
          PERFORMANCE OF A $10,000 INVESTMENT       6

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       7
                TWELVE-MONTH DIVIDEND HISTORY       7
                            TOP FIVE HOLDINGS       8
                             TOP FIVE SECTORS       8
             Q&A WITH YOUR PORTFOLIO MANAGERS       9
                            GLOSSARY OF TERMS      12

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      13
                         FINANCIAL STATEMENTS      17
                NOTES TO FINANCIAL STATEMENTS      23
               REPORT OF INDEPENDENT AUDITORS      29

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      30
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      31

With four generations of investment management experience, we understand market declines--and that opportunities may arise at any time.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
October 19, 2001

Dear Shareholder,

Recent events, market fluctuations and a worldwide economic slowdown affected everyone in 2001. We at Van Kampen understand how disconcerting these tragic events are, that's why we continue to stress the importance of long-term investing--a prudent strategy for dealing with uncertain markets.

To help you put recent events--and your fund's performance--into perspective, we've prepared this informative report. It examines how your fund's portfolio managers invested the fund's assets and how those investments performed. Inside you'll find an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information which will help you better understand your investment.

With nearly four generations of investment management experience, we understand market declines--and that new opportunities may arise at any time. So, as you craft an investment strategy that can minimize the impact of future downturns, consider these time-tested investing principles:

- DIVERSIFY--Owning a portfolio that includes a variety of stock and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- BEFORE YOU INVEST, SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. He or she can help assess your situation by reviewing your investment time frame, tolerance for risk, personal savings, and investments and retirement assets. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

Thank you for your continued trust in Van Kampen.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE TRAGIC EVENTS OF SEPTEMBER 11, 2001, HAD A CHILLING EFFECT ON AN ALREADY COOLING U.S. ECONOMY. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, FELL TO -0.4 PERCENT ON AN ANNUALIZED BASIS FOR THE THIRD QUARTER OF 2001.

BUSINESS ACTIVITY DROPPED AS AMERICANS, SHAKEN BY THE TERRORIST ATTACKS, HALTED THEIR DAILY ROUTINES IMMEDIATELY FOLLOWING THE DISASTER. PRIOR TO SEPTEMBER 11, MANY ECONOMIC ANALYSTS HAD PREDICTED THE U.S. ECONOMY WOULD AVOID A RECESSION. BUT, BY THE END OF THE MONTH, ANALYSTS WERE TRYING TO ESTIMATE THE DEPTH AND DURATION OF WHAT MANY PREDICTED WAS AN UNAVOIDABLE RECESSION.

AS THE ANALYSTS'--AND THE COUNTRY'S--COLLECTIVE MOOD DARKENED, POLITICAL SQUABBLES FELL TO THE WAYSIDE. FOCUSED ON BOTH HUMANITARIAN AND ECONOMIC RELIEF EFFORTS, CONGRESS APPROVED A $40 BILLION EMERGENCY PACKAGE THAT EARMARKED $15 BILLION IN AID AND LOANS FOR THE AIRLINE INDUSTRY. FOLLOWING THIS INFLUX OF MONEY, AND WITH ADDITIONAL ECONOMIC STIMULUS PACKAGES HEADED TOWARD APPROVAL, MOST ANALYSTS AGREED THE EVENTS OF SEPTEMBER 11 WOULD HAVE A SIGNIFICANT IMPACT ON THE U.S. ECONOMY. HOWEVER, THE ANALYSTS POINTED OUT, THE ENACTMENT OF AN EMERGENCY FISCAL POLICY MIGHT HELP LESSEN THE ECONOMIC REPERCUSSIONS.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER CONFIDENCE, WHICH HAD WAVERED IN RECENT MONTHS, PLUMMETED AFTER THE TERRORIST ATTACKS. CONSUMERS WERE FURTHER SHAKEN BY ONGOING REPORTS OF MASS LAYOFFS AND LARGE-SCALE JOB-CUTS IN THE AIRLINE INDUSTRY. CONSUMER SPENDING, WHICH FUELS TWO-THIRDS OF U.S. ECONOMIC GROWTH, DROPPED DRAMATICALLY AS THE COUNTRY WATCHED THE EVENTS IN WASHINGTON D.C., NEW YORK AND PENNSYLVANIA.

UNEMPLOYMENT LEVELS WERE ON THE RISE THROUGHOUT THE REPORTING PERIOD. BY THE END OF SEPTEMBER 2001, THE UNEMPLOYMENT RATE WAS 4.9 PERCENT.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.50 PERCENT CUT ON SEPTEMBER 17--THE EIGHTH RATE-CUT TO OCCUR BETWEEN JANUARY 1 AND SEPTEMBER 30, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 3.0 PERCENT. (NOTE: ON OCTOBER 2, 2001, IN AN ATTEMPT TO BOLSTER THE WEAKENING ECONOMY, THE FED CUT INTEREST RATES BY AN ADDITIONAL 0.50 PERCENT. THIS WAS THE NINTH RATE-CUT SINCE JANUARY 1, 2001.)

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.6 PERCENT IN THE 12 MONTHS ENDED SEPTEMBER 30.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1999--September 30, 2001)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 99                                                                            5.70
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -0.40

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(September 30, 1999--September 30, 2001)

[LINE GRAPH]


                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of September 30, 2001)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
One-year total return based on
NAV(1)                                   10.87%     10.12%     10.25%
-------------------------------------------------------------------------
One-year total return(2)                  5.63%      6.12%      9.25%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 5.02%      5.02%      5.30%
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 5.69%      5.65%(3)    5.66%
-------------------------------------------------------------------------
Commencement date                      07/29/94   07/29/94   07/29/94
-------------------------------------------------------------------------
Distribution rate(4)                      4.41%      3.90%      3.89%
-------------------------------------------------------------------------
Taxable-equivalent distribution
rate(5)                                   7.24%      6.40%      6.39%
-------------------------------------------------------------------------
SEC Yield(6)                              3.82%      3.25%      3.25%
-------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the Fund's returns would have been lower.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. The returns above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the Fund's returns would have been lower.

(3) Reflects the conversion of Class B Shares into Class A Shares seven years after the end of the calendar month in which the shares were purchased. See footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) Taxable-equivalent calculations reflect a federal income tax rate of 39.1%.

(6) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended September 30, 2001. Had certain expenses of the Fund not been assumed by Van Kampen, the SEC Yield would have been 3.34%, 2.75%, and 2.75% for Classes A, B and C, respectively, and total returns would have been lower.

    A portion of the interest income from the Fund may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit www.vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

PERFORMANCE OF A $10,000 INVESTMENT

(July 29, 1994--September 30, 2001)

 [INVESTMENT PERFORMANCE GRAPH]


                                                                                                  LEHMAN BROTHERS MUNICIPAL BOND
                                                                                                  INDEX IS AN UNMANAGED, BROAD-
                                                              FLORIDA INSURED TAX FREE INCOME     BASED STATISTICAL COMPOSITE OF
                                                                           FUND*                        MUNICIPAL BONDS.+
                                                              -------------------------------     ------------------------------
7/94                                                                       9527.00                           10000.00
                                                                           9519.00                            9887.00
12/94                                                                      9387.00                            9746.00
                                                                          10021.00                           10435.00
                                                                          10145.00                           10687.00
                                                                          10418.00                           10994.00
12/95                                                                     10916.00                           11447.00
                                                                          10658.00                           11309.00
                                                                          10749.00                           11396.00
                                                                          11092.00                           11658.00
12/96                                                                     11394.00                           11955.00
                                                                          11335.00                           11928.00
                                                                          11715.00                           12339.00
                                                                          12021.00                           12711.00
12/97                                                                     12388.00                           13056.00
                                                                          12510.00                           13206.00
                                                                          12708.00                           13406.00
                                                                          13162.00                           13619.00
12/98                                                                     13207.00                           13902.00
                                                                          13260.00                           14025.00
                                                                          12947.00                           13777.00
                                                                          12670.00                           13721.00
12/99                                                                     12539.00                           13614.00
                                                                          12983.00                           14013.00
                                                                          13164.00                           14225.00
                                                                          13417.00                           14569.00
12/00                                                                     14188.00                           15206.00
                                                                          14439.00                           15545.00
                                                                          14459.00                           15647.00
9/01                                                                      14875.00                           16086.00

This chart compares your fund's performance to that of the Lehman Brothers Municipal Bond Index over time.

This index is an unmanaged broad-based, statistical composite and its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (4.75% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The returns above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
* Wiesenberger(R)
(+) Lehman Brothers

                                                 PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of September 30, 2001
- AAA/Aaa............  98.2%   [PIE CHART]
- AA/Aa..............   1.8%

As of September 30, 2000
- AAA/Aaa............  96.1%   [PIE CHART]
- AA/Aa..............   2.1%
- BBB/Baa............   1.8%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended September 30, 2001)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
10/00                                                                            0.06
11/00                                                                            0.06
12/00                                                                            0.06
1/01                                                                             0.06
2/01                                                                             0.06
3/01                                                                             0.06
4/01                                                                             0.06
5/01                                                                             0.06
6/01                                                                             0.06
7/01                                                                             0.06
8/01                                                                             0.06
9/01                                                                             0.06

The dividend history represents dividends that were paid on the fund's Class A shares and is no guarantee of the fund's future dividends.

TOP FIVE HOLDINGS

(as a percentage of long-term investments--September 30, 2001)

Sunrise, Florida, Utility System Revenue Refunding           5.5%
---------------------------------------------------------------------
Florida State Board of Education Lottery Revenue Series B    4.6%
---------------------------------------------------------------------
Florida State Board of Education Capital Outlay Public
Education Series A Refunding                                 3.6%
---------------------------------------------------------------------
Florida State Board of Education Capital Outlay Public
Education Series C                                           2.8%
---------------------------------------------------------------------
Florida State Turnpike Authority Turnpike Revenue
Department of Transportation Series A Refunding              2.5%
---------------------------------------------------------------------

Subject to change daily.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                     SEPTEMBER 30, 2001                 SEPTEMBER 30, 2000
                                                                     ------------------                 ------------------
Public Education                                                           23.80                              18.90
Water & Sewer                                                              18.00                              14.60
General Purpose                                                            10.10                               7.00
Retail Electric/Gas/Telephone                                               8.90                              10.10
Higher Education                                                            7.70                               7.50

Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy securities in the sectors shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed. Securities are classified by sectors that represent broad groupings of related industries.

                                                                         [PHOTO]
                                                               [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES
THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN
DURING THE PAST 12 MONTHS. THE MANAGEMENT TEAM INCLUDES
DENNIS S. PIETRZAK AND THOMAS M. BYRON. THE FOLLOWING
DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE
DURING THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2001.

The investment teams that manage the Van Kampen funds extend their condolences to those touched by the tragic events of September 11, 2001. Please know that our thoughts are with all those who have been affected.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED IN THE LAST 12 MONTHS, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   The market environment of the
past year has been dominated by the effects of the faltering U.S. economy. It seems hard to imagine that one year ago both investors and the Federal Reserve Board (the "Fed") were worried about inflation. Those worries disappeared when growth slowed drastically in the second half of 2000, with gross domestic product (GDP) falling by half in the third quarter, and then half again to an anemic 1 percent in the fourth quarter of 2000.

    The slowing economy had predictable effects, including widespread layoffs and deteriorating conditions for business investment. As you would expect, these circumstances proved harmful for credits that are closely tied to the economic cycle. Industrial bonds were especially hard hit.

    The severity and suddenness of the slowdown led the Fed to shift its attention rapidly from fighting inflation to avoiding recession. Acting between scheduled meetings, the Fed cut interest rates on January 3, 2001 by 50 basis points. This was only the first of eight cuts over the period ending September 30, 2001 for a total of 350 basis points or three and one-half percentage points.

    These interest rate cuts brought rates down across the yield curve, but were especially effective at the short end of the curve. This had the result of steepening the curve significantly as short- and intermediate-term paper rallied strongly.

    Uncertainty surrounding the slowing economy led many investors to seek out the relative stability of bonds. This preference for stability produced large cash inflows for all types of bond funds. While this money was initially put to work in higher-rated issues in consideration of the weakness in the economy, by April spreads in lower-grade credits also started to compress as more money flowed into the bond markets.

    The general decline in interest rates led municipalities to increase their issuance of debt to take advantage of lower financing costs. For the year ended September 30, 2001, overall issuance was up 34 percent from the year earlier. Slowing economic conditions also led investors to pay more attention to credit quality, with the result that issuance of insured paper was up 56 percent over the same period. These trends were true of the Florida market as well, where issuance was up by 25 percent for the last nine months of the period.

    While they occurred at the end of the period, the tragic events of September 11 had a large economic impact. Economic activity came to a standstill nationwide and across industries, and the travel sector was especially hard hit. Employment, which had been weak to begin with, fell sharply as companies announced layoffs as part of a general move to cut costs to address a markedly weaker future.

    In this environment, the fund generated a total return of 10.87 percent for the 12-month period ended September 30, 2001. The fund continued to provide shareholders with what we believe is an attractive level of income, as its monthly dividend of $0.0600 per Class A share translates to a distribution rate of 4.41 percent based on the fund's maximum offering price as of September 30, 2001. Performance information for the fund reflects Class A shares at net asset value including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding a maximum sales charge of 4.75 percent; if the maximum sales charge were included, the return would be lower. The return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Of course, past performance is no guarantee of future results. Performance of other share classes will vary. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Municipal Bond Index posted a total return of 10.40 percent for the same period. The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represent. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID THESE FACTORS EFFECT THE
    WAY YOU MANAGED THE PORTFOLIO?

A   Our strategy over the period was
primarily to be sure that the fund was relatively in line with its benchmark. We did this by monitoring the portfolio's composition in terms of its coupon and term structures in comparison to those of the index. Over the course of the year, we brought the fund even closer in line with the market and the benchmark by selling some of its deep discount coupons (typically those at 4.5 percent) and used part of the proceeds to buy current coupon issues. These bonds are also popular with direct retail investors, which gives them a consistent level of support in the market.

    We were also active buyers of intermediate-term bonds with premium coupons priced to call. These bonds offer an attractive income stream while behaving (in price terms) like intermediate-duration securities. Both of these features help to dampen fund volatility.

    The fund's sector exposure remained fairly consistent over the period. The largest increase was in public education bonds, which offered good value at the time of purchase. We increased the fund's weighting there by approximately 5 percent to 23.8 percent of long-term investments. We also bought water and sewer and general purpose bonds when those sectors presented attractive buying opportunities.

Q   WHAT IS YOUR OUTLOOK FOR
    THE MUNICIPAL MARKET?

A   Our outlook for the near future is
cautiously optimistic. Issuance is likely to remain strong as issuers move to take advantage of the low interest-rate environment we expect to persist for the near future. We anticipate that the Fed will continue to lower interest rates, which we believe will have a positive impact on the bond market in general and on the short end of the yield curve in particular. (Note: On October 2, 2001, the Fed reduced the federal funds rate by a half a percentage point.)

    Equity markets are not likely to recover quickly from the double blows of a slowing economy and an uncertain global future in the wake of September's events. The ongoing volatility in the equity markets has raised the profile of bonds in general as a viable asset allocation for many investors. We expect investors may continue to look on bonds favorably as long as the equity markets continue to be challenging.

    Our one area of concern in Florida is the state's heavy reliance on tourism, which may suffer in the wake of the events of September 11. We have done our best to insulate the fund from these effects by avoiding non-insured airport bonds and other issues that are directly tied to tourism. As for the broader market, we expect it to continue to be balanced between healthy issuance and consistent demand from institutional and retail investors for the bonds.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

INSURED BOND: A bond insured against default by the bond insurer. If the issuer defaults, the insurance company will take over payments of interest and principal when due. Once a bond is insured, it typically carries the credit rating of the issuer. Most issuers are rated AAA. Municipal bond insurance applies to specific securities held in the portfolio. It does not protect the shareholder against changes in the value of fund shares.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2001
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)                       DESCRIPTION                  COUPON   MATURITY      VALUE
           MUNICIPAL BONDS  98.2%
           FLORIDA  97.3%
$   410    Boca Raton, FL Spl Assmt-Vision 90 Proj Rfdg
           (AMBAC Insd)................................. 5.000%   07/01/03   $   428,413
    280    Brevard Cnty, FL Hsg Fin Auth Single Family
           Mtg Rev (GNMA Collateralized)................ 6.650    09/01/21       296,727
    650    Brevard Cnty, FL Sales Tax Rev (MBIA Insd)... 5.750    12/01/13       701,512
  1,000    Brevard Cnty, FL Sch Brd Ctfs Partn Ser A
           (AMBAC Insd)................................. 5.400    07/01/12     1,094,330
    500    Broward Cnty, FL Sch Brd Ctfs Ser A (FSA
           Insd)........................................ 5.000    07/01/22       495,815
    500    Citrus Cnty, FL Hosp Brd Rev Citrus Mem Hosp
           Ser A Rfdg (FSA Insd)........................ 6.500    08/15/12       527,240
    500    Dade Cnty, FL Aviation Rev Ser B (MBIA
           Insd)........................................ 5.600    10/01/26       516,150
  1,000    Dade Cnty, FL Ed Fac Auth Rev Exchanged From
           Univ of Miami Ser B (MBIA Insd).............. 5.750    04/01/20     1,051,710
    500    Dade Cnty, FL Sch Brd Ctfs Partn Ser A
           (Prerefunded @ 05/01/04) (MBIA Insd)......... 6.000    05/01/14       545,750
    500    Dade Cnty, FL Sch Dist (MBIA Insd)........... 5.000    02/15/13       518,530
    750    Dade Cnty, FL Wtr & Swr Sys Rev (FGIC
           Insd)........................................ 5.375    10/01/16       785,752
    900    Daytona Beach, FL Wtr & Swr Rev (AMBAC
           Insd)........................................ 5.750    11/15/10       948,087
  1,250    Escambia Cnty, FL Hlth Fac Auth Rev FL
           Hlthcare Fac Ln (AMBAC Insd)................. 5.950    07/01/20     1,387,662
  1,000    Escambia Cnty, FL Util Auth Util Sys Rev
           (FGIC Insd).................................. 5.250    01/01/24     1,015,650
    575    Florida Muni Ln Council Rev Ser B (MBIA
           Insd)........................................ 5.750    11/01/14       637,635
  1,200    Florida Ports Fin Comm Rev St Trans Tr Fd
           Intermodal Pgm (FGIC Insd)................... 5.500    10/01/29     1,221,720
  3,000    Florida St Brd of Ed Cap Outlay Pub Ed Ser A
           Rfdg (FGIC Insd)............................. 4.500    06/01/23     2,733,060
  2,000    Florida St Brd of Ed Cap Outlay Pub Ed Ser C
           (FGIC Insd).................................. 5.750    06/01/29     2,130,380
  1,250    Florida St Brd of Ed Lottery Rev Ser A (FGIC
           Insd)........................................ 6.000    07/01/12     1,433,450

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                   COUPON   MATURITY      VALUE
           FLORIDA (CONTINUED)
$ 1,000    Florida St Brd of Ed Lottery Rev Ser A (FGIC
           Insd)........................................ 6.000%   07/01/14   $ 1,130,960
  3,250    Florida St Brd of Ed Lottery Rev Ser B (FGIC
           Insd)........................................ 5.250    07/01/13     3,439,540
    750    Florida St Brd Regt Hsg Rev (MBIA Insd)...... 5.750    07/01/14       829,440
  2,000    Florida St Brd Regt Univ Sys Impt Rev (AMBAC
           Insd)........................................ 4.500    07/01/23     1,819,940
  1,000    Florida St Dept Envrnmtl Protn Presvtn Rev
           Ser A (FGIC Insd)............................ 5.250    07/01/05     1,078,810
  1,750    Florida St Div Bd Fin Dept Genl Svcs Rev Dept
           Envrnmtl Protn Presvtn 2000 Ser A (AMBAC
           Insd)........................................ 5.000    07/01/12     1,824,725
    500    Florida St Div Bd Fin Dept Genl Svcs Rev Dept
           Envrnmtl Protn Presvtn 2000 Ser A Rfdg (FSA
           Insd)........................................ 5.500    07/01/09       551,850
  1,500    Florida St Div Bd Fin Dept Genl Svcs Rev Dept
           Envrnmtl Protn Presvtn 2000 Ser B (FSA
           Insd)........................................ 5.250    07/01/11     1,614,525
  1,750    Florida St Tpk Auth Tpk Rev Dept Trans Ser A
           Rfdg (FGIC Insd)............................. 5.500    07/01/05     1,903,335
    250    Florida St Tpk Auth Tpk Rev Ser A (FSA
           Insd)........................................ 4.500    07/01/28       223,192
    500    Gulf Breeze, FL Rev Loc Govt (FGIC Insd)..... 5.650    12/01/20       533,320
  1,500    Hillsborough Cnty, FL Util Jr Lien Rfdg
           (AMBAC Insd)................................. 5.500    08/01/11     1,665,360
  1,000    Indian River Cnty, FL Hosp Rev Rfdg (FSA
           Insd)........................................ 6.100    10/01/18     1,079,400
  1,500    Inland Protn Fin Corp FL Spl Oblig Rev (FSA
           Insd)........................................ 5.000    01/01/03     1,548,660
  1,000    Jacksonville, FL Elec Auth Rev Saint John's
           Pwr-2 Ser 7 Rfdg (MBIA Insd)................. 5.500    10/01/14     1,033,320
  1,000    Jacksonville, FL Wtr & Swr Rev Utd Wtr FL
           Proj (AMBAC Insd)............................ 6.350    08/01/25     1,092,300
    500    Lakeland, FL Elec & Wtr Rev Ser A Rfdg (MBIA
           Insd)........................................ 5.000    10/01/28       492,275
    445    Lee Cnty, FL Hsg Fin Auth Single Family Mtg
           Rev Multi-Cnty Pgm Ser A (GNMA
           Collateralized).............................. 7.450    09/01/27       500,176
  1,500    Lee Cnty, FL Trans Fac Ser A Rfdg (AMBAC
           Insd)........................................ 5.500    10/01/14     1,631,775
    830    Manatee Cnty, FL Hsg Fin Auth Mtg Rev (GNMA
           Collateralized).............................. 6.875    11/01/26       934,588
    835    Martin Cnty, FL Cons Util Sys Rev (FGIC
           Insd)........................................ 5.750    10/01/08       924,320

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                   COUPON   MATURITY      VALUE
           FLORIDA (CONTINUED)
$   545    Melbourne, FL Arpt Rev Rfdg (MBIA Insd)...... 6.250%   10/01/18   $   599,108
  1,000    Miami-Dade Cnty, FL Hlth Fac Miami Childrens
           Hosp Ser A Rfdg (AMBAC Insd)................. 5.125    08/15/26       997,150
  1,000    Miami-Dade Cnty, FL Sch Brd Ser A (MBIA
           Insd)........................................ 5.000    05/01/20     1,000,360
    500    Miramar, FL Wastewtr Impt Assmt Rev
           (Prerefunded @ 10/01/04) (FGIC Insd)......... 6.750    10/01/25       562,515
    465    Orange Cnty, FL Hsg Fin Auth Single Family
           Mtg Rev (GNMA Collateralized)................ 6.550    10/01/21       488,157
    900    Orange Cnty, FL Tourist Dev Tax Rev Ser B
           (Prerefunded @ 10/01/02) (AMBAC Insd)........ 6.500    10/01/19       956,322
  1,000    Palm Beach Cnty, FL Pub Impt R Convention Ctr
           Proj (FGIC Insd)............................. 5.125    11/01/30     1,001,510
  1,000    Palm Beach Cnty, FL Sch Brd Ctfs Partn Ser A
           (AMBAC Insd)................................. 5.125    08/01/26     1,004,060
    750    Palm Beach Cnty, FL Sch Brd Ctfs Partn Ser A
           (Prerefunded @ 08/01/04) (AMBAC Insd)........ 6.375    08/01/15       831,930
  1,000    Palm Beach Cnty, FL Sch Brd Ctfs Ser A (AMBAC
           Insd)........................................ 5.500    08/01/16     1,075,650
  1,000    Polk Cnty, FL Indl Dev Auth Solid Waste Disp
           Fac Rev Tampa Elec Co Proj (AMBAC Insd)...... 5.850    12/01/30     1,043,170
    750    Polk Cnty, FL Sch Brd Ctfs Partn Master Lease
           Ser A (FSA Insd)............................. 5.500    01/01/16       801,803
  1,100    Port Saint Lucie, FL Spl Assmt Rev Util Svc
           Area No 3 & 4A (MBIA Insd)................... 5.000    10/01/18     1,109,020
  1,000    Reedy Creek, FL Impt Dist FL Ser A Rfdg
           (AMBAC Insd)................................. 5.500    06/01/12     1,104,520
  1,000    Reedy Creek, FL Impt Dist FL Util Rev Ser 2
           Rfdg (MBIA Insd)............................. 5.500    10/01/13     1,088,040
    750    Sarasota Cnty, FL Util Sys Rev (Prerefunded @
           10/01/04) (FGIC Insd)........................ 6.500    10/01/14       845,768
    535    St Johns Cnty, FL Indl Dev Auth Professional
           Golf Proj Rfdg (MBIA Insd)................... 5.250    09/01/12       583,963
  1,000    St Lucie Cnty, FL Sch Brd Ctfs Ser A (FSA
           Insd)........................................ 5.000    07/01/21       996,810
  4,000    Sunrise, FL Util Sys Rev Rfdg (AMBAC Insd)... 5.200    10/01/22     4,130,360
  1,000    Tallahassee, FL Energy Sys Rev Rfdg (AMBAC
           Insd)........................................ 5.000    10/01/19       999,410
  1,000    Tallahassee, FL Energy Sys Rev Ser A Rfdg
           (FSA Insd)................................... 4.750    10/01/26       939,160

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                         MARKET
(000)      DESCRIPTION                                   COUPON   MATURITY      VALUE
           FLORIDA (CONTINUED)
$ 1,000    Tampa Bay, FL Wtr Util Sys Rev (Prerefunded @
           10/01/11) (FGIC Insd)........................ 5.500%   10/01/12   $ 1,117,900
  1,250    Tampa Bay, FL Wtr Util Sys Rev Ser B (FGIC
           Insd)........................................ 5.125    10/01/10     1,345,075
  1,000    Tampa Bay, FL Wtr Util Sys Rev Ser B (FGIC
           Insd)........................................ 4.750    10/01/27       940,980
    500    Village Ctr Cmnty Dev Dist FL Rectl Rev Ser A
           (MBIA Insd).................................. 5.200    11/01/25       505,565
  1,000    Volusia Cnty, FL Ed Fac Auth Rev Ed Fac Embry
           Riddle Ser B Rfdg (AMBAC Insd)............... 5.250    10/15/19     1,024,940
  1,000    Volusia Cnty, FL Ed Fac Auth Rev Ed Fac Embry
           Riddle Ser B Rfdg (AMBAC Insd)............... 5.250    10/15/22     1,016,170
    500    Volusia Cnty, FL Hlth Fac Auth Rev Hosp Fac
           Mem Hlth Rfdg & Impt (AMBAC Insd)............ 5.750    11/15/13       543,670
  1,340    West Palm Beach, FL.......................... 5.250    03/01/17     1,381,031
                                                                             -----------
                                                                              74,355,501
                                                                             -----------
           PUERTO RICO  0.9%
    650    Puerto Rico Pub Bldgs Auth Gtd Pub Ed & Hlth
           Fac Ser M Rfdg (FSA Insd).................... 5.750    07/01/15       690,944
                                                                             -----------

TOTAL INVESTMENTS  98.2%
  (Cost $70,035,517)......................................................    75,046,445

OTHER ASSETS IN EXCESS OF LIABILITIES 1.8%................................     1,396,355
                                                                             -----------

NET ASSETS 100.0%.........................................................   $76,442,800
                                                                             ===========

AMBAC--AMBAC Indemnity Corp.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2001

ASSETS:
Total Investments (Cost $70,035,517)........................    $75,046,445
Receivables:
  Interest..................................................      1,319,225
  Investments Sold..........................................        266,003
  Fund Shares Sold..........................................        235,346
Other.......................................................         84,649
                                                                -----------
    Total Assets............................................     76,951,668
                                                                -----------
LIABILITIES:
Payables:
  Income Distributions......................................        147,178
  Fund Shares Repurchased...................................         73,133
  Distributor and Affiliates................................         65,744
  Custodian Bank............................................         29,677
Trustees' Deferred Compensation and Retirement Plans........        101,523
Accrued Expenses............................................         91,613
                                                                -----------
    Total Liabilities.......................................        508,868
                                                                -----------
NET ASSETS..................................................    $76,442,800
                                                                ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $74,093,837
Net Unrealized Appreciation.................................      5,010,928
Accumulated Undistributed Net Investment Income.............          9,876
Accumulated Net Realized Loss...............................     (2,671,841)
                                                                -----------
NET ASSETS..................................................    $76,442,800
                                                                ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $38,981,691 and 2,508,024 shares of
    beneficial interest issued and outstanding).............    $     15.54
    Maximum sales charge (4.75%* of offering price).........            .77
                                                                -----------
    Maximum offering price to public........................    $     16.31
                                                                ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $33,424,049 and 2,149,155 shares of
    beneficial interest issued and outstanding).............    $     15.55
                                                                ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $4,037,060 and 259,026 shares of
    beneficial interest issued and outstanding).............    $     15.59
                                                                ===========

* On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended September 30, 2001

INVESTMENT INCOME:
Interest....................................................  $3,721,187
                                                              ----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $80,410, $306,376 and $29,658,
  respectively).............................................     416,444
Investment Advisory Fee.....................................     360,882
Accounting..................................................      51,087
Shareholder Reports.........................................      42,979
Shareholder Services........................................      40,343
Legal.......................................................      24,329
Custody.....................................................       7,657
Other.......................................................      46,922
                                                              ----------
    Total Expenses..........................................     990,643
    Expense Reduction ($360,882 Investment Advisory Fee and
      $16,338 Other)........................................     377,220
    Less Credits Earned on Cash Balances....................       1,781
                                                              ----------
    Net Expenses............................................     611,642
                                                              ----------
NET INVESTMENT INCOME.......................................  $3,109,545
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  507,955
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   1,617,866
  End of the Period.........................................   5,010,928
                                                              ----------
Net Unrealized Appreciation During the Period...............   3,393,062
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $3,901,017
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $7,010,562
                                                              ==========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended September 30, 2001 and 2000

                                                    YEAR ENDED            YEAR ENDED
                                                SEPTEMBER 30, 2001    SEPTEMBER 30, 2000
                                                ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................    $  3,109,545          $  3,054,702
Net Realized Gain/Loss.........................         507,955            (1,945,315)
Net Unrealized Appreciation During the
  Period.......................................       3,393,062             2,074,517
                                                   ------------          ------------
Change in Net Assets from Operations...........       7,010,562             3,183,904
                                                   ------------          ------------

Distributions from Net Investment Income:
  Class A Shares...............................      (1,682,039)           (1,645,156)
  Class B Shares...............................      (1,326,670)           (1,227,060)
  Class C Shares...............................        (118,572)              (98,183)
                                                   ------------          ------------
Total Distributions............................      (3,127,281)           (2,970,399)
                                                   ------------          ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................       3,883,281               213,505
                                                   ------------          ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......................      25,412,043            18,770,175
Net Asset Value of Shares Issued Through
  Dividend Reinvestment........................       1,466,584             1,361,508
Cost of Shares Repurchased.....................     (17,260,206)          (29,312,792)
                                                   ------------          ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.................................       9,618,421            (9,181,109)
                                                   ------------          ------------
TOTAL INCREASE/DECREASE IN NET ASSETS..........      13,501,702            (8,967,604)
NET ASSETS:
Beginning of the Period........................      62,941,098            71,908,702
                                                   ------------          ------------
End of the Period (Including accumulated
  undistributed net investment income of $9,876
  and $27,612, respectively)...................    $ 76,442,800          $ 62,941,098
                                                   ============          ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                             NINE
                                                            MONTHS       YEAR ENDED
                                YEAR ENDED SEPTEMBER 30,     ENDED      DECEMBER 31,
CLASS A SHARES                  ------------------------   SEPT. 30,   ---------------
                                 2001     2000     1999      1998       1997     1996
                                ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................  $14.69   $14.58   $15.92    $15.55     $15.06   $15.20
                                ------   ------   ------    ------     ------   ------
  Net Investment Income.......     .72      .73      .78       .56        .76      .78
  Net Realized and Unrealized
    Gain/Loss.................     .85      .10    (1.35)      .39        .51     (.15)
                                ------   ------   ------    ------     ------   ------
Total from Investment
  Operations..................    1.57      .83     (.57)      .95       1.27      .63
                                ------   ------   ------    ------     ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income....................     .72      .72      .77       .58        .77      .77
  Distributions from Net
    Realized Gain.............     -0-      -0-      -0-       -0-        .01      -0-
                                ------   ------   ------    ------     ------   ------
Total Distributions...........     .72      .72      .77       .58        .78      .77
                                ------   ------   ------    ------     ------   ------
NET ASSET VALUE, END OF THE
  PERIOD......................  $15.54   $14.69   $14.58    $15.92     $15.55   $15.06
                                ======   ======   ======    ======     ======   ======
Total Return* (a).............  10.87%    5.89%   -3.74%     6.26%**    8.72%    4.37%
Net Assets at End of the
  Period (In millions)........  $ 39.0   $ 31.2   $ 39.8    $ 27.1     $ 29.3   $ 22.2
Ratio of Expenses to Average
  Net Assets*.................    .50%     .48%     .37%      .60%       .59%     .28%
Ratio of Net Investment Income
  to Average Net Assets*......   4.66%    5.11%    4.98%     4.85%      5.05%    5.31%
Portfolio Turnover............     26%      61%     101%       50%**      48%      73%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets..................   1.02%    1.20%    1.10%     1.30%      1.29%    1.47%
Ratio of Net Investment Income
  to Average Net Assets.......   4.14%    4.39%    4.25%     4.15%      4.35%    4.13%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                             NINE
                                                            MONTHS       YEAR ENDED
                                YEAR ENDED SEPTEMBER 30,     ENDED      DECEMBER 31,
CLASS B SHARES                  ------------------------   SEPT. 30,   ---------------
                                 2001     2000     1999      1998       1997     1996
                                ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................  $14.69   $14.58   $15.93    $15.55     $15.06   $15.20
                                ------   ------   ------    ------     ------   ------
  Net Investment Income.......     .61      .62      .66       .48        .65      .67
  Net Realized and Unrealized
    Gain/Loss.................     .86      .10    (1.35)      .39        .51     (.15)
                                ------   ------   ------    ------     ------   ------
Total from Investment
  Operations..................    1.47      .72     (.69)      .87       1.16      .52
                                ------   ------   ------    ------     ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income....................     .61      .61      .66       .49        .66      .66
  Distributions from Net
    Realized Gain.............     -0-      -0-      -0-       -0-        .01      -0-
                                ------   ------   ------    ------     ------   ------
Total Distributions...........     .61      .61      .66       .49        .67      .66
                                ------   ------   ------    ------     ------   ------
NET ASSET VALUE, END OF THE
  PERIOD......................  $15.55   $14.69   $14.58    $15.93     $15.55   $15.06
                                ======   ======   ======    ======     ======   ======
Total Return* (a).............  10.12%    5.06%   -4.51%     5.74%**    7.91%    3.58%
Net Assets at End of the
  Period (In millions)........  $ 33.4   $ 29.5   $ 29.0    $ 23.6     $ 22.5   $ 18.9
Ratio of Expenses to Average
  Net Assets*.................   1.19%    1.26%    1.13%     1.35%      1.33%    1.03%
Ratio of Net Investment Income
  to Average Net Assets*......   3.97%    4.33%    4.23%     4.09%      4.30%    4.56%
Portfolio Turnover............     26%      61%     101%       50%**      48%      73%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets..................   1.71%    1.98%    1.86%     2.05%      2.03%    2.22%
Ratio of Net Investment Income
  to Average Net Assets.......   3.45%    3.61%    3.50%     3.39%      3.60%    3.38%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                             NINE
                                                            MONTHS       YEAR ENDED
                                YEAR ENDED SEPTEMBER 30,     ENDED      DECEMBER 31,
CLASS C SHARES                  ------------------------   SEPT. 30,   ---------------
                                 2001     2000     1999      1998       1997     1996
                                ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................  $14.71   $14.59   $15.94    $15.58     $15.08   $15.21
                                ------   ------   ------    ------     ------   ------
  Net Investment Income.......     .58      .63      .66       .48        .67      .67
  Net Realized and Unrealized
    Gain/Loss.................     .91      .10    (1.35)      .37        .50     (.14)
                                ------   ------   ------    ------     ------   ------
Total from Investment
  Operations..................    1.49      .73     (.69)      .85       1.17      .53
                                ------   ------   ------    ------     ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income....................     .61      .61      .66       .49        .66      .66
  Distributions from Net
    Realized Gain.............     -0-      -0-      -0-       -0-        .01      -0-
                                ------   ------   ------    ------     ------   ------
Total Distributions...........     .61      .61      .66       .49        .67      .66
                                ------   ------   ------    ------     ------   ------
NET ASSET VALUE, END OF THE
  PERIOD......................  $15.59   $14.71   $14.59    $15.94     $15.58   $15.08
                                ======   ======   ======    ======     ======   ======
Total Return* (a).............  10.25%    5.13%   -4.51%     5.60%**    7.97%    3.65%
Net Assets at End of the
  Period (In millions)........  $  4.0   $  2.2   $  3.1    $  1.6     $  1.2   $   .8
Ratio of Expenses to Average
  Net Assets*.................   1.28%    1.22%    1.14%     1.32%      1.37%    1.03%
Ratio of Net Investment Income
  to Average Net Assets*......   3.88%    4.37%    4.28%     4.08%      4.38%    4.56%
Portfolio Turnover............     26%      61%     101%       50%**      48%      73%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets..................   1.80%    1.94%    1.87%     2.03%      2.06%    2.22%
Ratio of Net Investment Income
  to Average Net Assets.......   3.36%    3.65%    3.55%     3.38%      3.68%    3.38%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Florida Insured Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide a high level of current income exempt from federal income tax and Florida intangible personal property taxes, consistent with preservation of capital. Under normal market conditions, the Fund will invest at least 80% of its assets in insured Florida municipal securities. The Fund commenced investment operations on July 29, 1994 with three classes of common shares, Class A, Class B and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a separate account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2001, there were no when-issued or delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not accrete market discount on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of September 30, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $69,237.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $2,671,841 which will expire between September 30, 2005 and September 30, 2009.

    At September 30, 2001, for federal income tax purposes the cost of long-term investments is $70,035,517, the aggregate gross unrealized appreciation is $5,010,928 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation on long-term investments of $5,010,928.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    Due to the inherent differences in the recognition of income and expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

F. INSURANCE EXPENSE The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principle and interest on the securities in the Fund's portfolio.

G. EXPENSE REDUCTIONS During the year ended September 30, 2001, the Fund's custody fee was reduced by $1,781 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     0.50%
Over $500 million...........................................     0.45%

    For the year ended September 30, 2001, the Adviser voluntarily waived $360,882 of its investment advisory fees and assumed $16,338 of the Fund's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended September 30, 2001, the Fund recognized expenses of approximately $2,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended September 30, 2001, the Fund recognized expenses of approximately $45,300 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Accounting" and "Legal" expenses, respectively, on the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2001, the Fund recognized expenses of approximately $23,600. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, invested in the common shares of those funds selected by the trustees. Investments in such funds of $81,285 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At September 30, 2001, capital aggregated $38,104,762, $31,929,334 and $4,059,741 for Classes A, B and C, respectively. For the year ended September 30, 2001, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................     813,662    $ 12,428,737
  Class B.................................................     683,255      10,459,029
  Class C.................................................     163,547       2,524,277
                                                            ----------    ------------
Total Sales...............................................   1,660,464    $ 25,412,043
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................      55,567    $    850,968
  Class B.................................................      37,527         574,529
  Class C.................................................       2,675          41,087
                                                            ----------    ------------
Total Dividend Reinvestment...............................      95,769    $  1,466,584
                                                            ==========    ============
Repurchases:
  Class A.................................................    (487,461)   $ (7,482,855)
  Class B.................................................    (579,680)     (8,908,824)
  Class C.................................................     (56,490)       (868,527)
                                                            ----------    ------------
Total Repurchases.........................................  (1,123,631)   $(17,260,206)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

    At September 30, 2000, capital aggregated $32,307,912, $29,804,600 and $2,362,904 for Classes A, B and C, respectively. For the year ended September 30, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................     762,556    $ 10,937,026
  Class B.................................................     491,604       7,097,963
  Class C.................................................      51,035         735,186
                                                            ----------    ------------
Total Sales...............................................   1,305,195    $ 18,770,175
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................      55,849    $    805,848
  Class B.................................................      35,909         518,765
  Class C.................................................       2,557          36,895
                                                            ----------    ------------
Total Dividend Reinvestment...............................      94,315    $  1,361,508
                                                            ==========    ============
Repurchases:
  Class A.................................................  (1,423,436)   $(20,319,270)
  Class B.................................................    (508,265)     (7,319,747)
  Class C.................................................    (117,202)     (1,673,775)
                                                            ----------    ------------
Total Repurchases.........................................  (2,048,903)   $(29,312,792)
                                                            ==========    ============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended September 30, 2001 and 2000, 150,522 and 25,095 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended September 30, 2001 and 2000, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the year ended September 30, 2001, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $20,600 and CDSC on redeemed shares of approximately $92,200. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $28,055,729 and $18,124,450, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each of Class B and Class C average net assets are accrued daily. Included in these fees for the year ended September 30, 2001, are payments retained by Van Kampen of approximately $264,600 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $17,800.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Florida Insured Tax Free Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen Florida Insured Tax Free Income Fund (the "Fund"), as of September 30, 2001, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the indicated years in the period ended September 30, 1999 were audited by other auditors whose report dated November 11, 1999 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at September 30, 2001, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
November 8, 2001

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256
CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For federal income tax purpose, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2001. The Fund designated 99.97% of the income distributions as a tax-exempt income distribution. In January 2001, the Fund provided tax information to shareholders for the 2000 calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
220, 320, 420                                                  Member NASD/SIPC.
FLI ANR 11/01                                                   4516K01-AP-11/01

                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4
          PERFORMANCE OF A $10,000 INVESTMENT       6

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       7
                TWELVE-MONTH DIVIDEND HISTORY       7
                            TOP FIVE HOLDINGS       8
                             TOP FIVE SECTORS       8
             Q&A WITH YOUR PORTFOLIO MANAGERS       9
                            GLOSSARY OF TERMS      12

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      13
                         FINANCIAL STATEMENTS      18
                NOTES TO FINANCIAL STATEMENTS      24
               REPORT OF INDEPENDENT AUDITORS      30

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      31
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      32

With four generations of investment management experience, we understand market declines--and that opportunities may arise at any time.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
October 19, 2001

Dear Shareholder,

Recent events, market fluctuations and a worldwide economic slowdown affected everyone in 2001. We at Van Kampen understand how disconcerting these tragic events are, that's why we continue to stress the importance of long-term investing--a prudent strategy for dealing with uncertain markets.

To help you put recent events--and your fund's performance--into perspective, we've prepared this informative report. It examines how your fund's portfolio managers invested the fund's assets and how those investments performed. Inside you'll find an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information which will help you better understand your investment.

With nearly four generations of investment management experience, we understand market declines--and that new opportunities may arise at any time. So, as you craft an investment strategy that can minimize the impact of future downturns, consider these time-tested investing principles:

- DIVERSIFY--Owning a portfolio that includes a variety of stock and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- BEFORE YOU INVEST, SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. He or she can help assess your situation by reviewing your investment time frame, tolerance for risk, personal savings, and investments and retirement assets. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

Thank you for your continued trust in Van Kampen.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE TRAGIC EVENTS OF SEPTEMBER 11, 2001, HAD A CHILLING EFFECT ON AN ALREADY COOLING U.S. ECONOMY. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, FELL TO -0.4 PERCENT ON AN ANNUALIZED BASIS FOR THE THIRD QUARTER OF 2001.

BUSINESS ACTIVITY DROPPED AS AMERICANS, SHAKEN BY THE TERRORIST ATTACKS, HALTED THEIR DAILY ROUTINES IMMEDIATELY FOLLOWING THE DISASTER. PRIOR TO SEPTEMBER 11, MANY ECONOMIC ANALYSTS HAD PREDICTED THE U.S. ECONOMY WOULD AVOID A RECESSION. BUT, BY THE END OF THE MONTH, ANALYSTS WERE TRYING TO ESTIMATE THE DEPTH AND DURATION OF WHAT MANY PREDICTED WAS AN UNAVOIDABLE RECESSION.

AS THE ANALYSTS'--AND THE COUNTRY'S--COLLECTIVE MOOD DARKENED, POLITICAL SQUABBLES FELL TO THE WAYSIDE. FOCUSED ON BOTH HUMANITARIAN AND ECONOMIC RELIEF EFFORTS, CONGRESS APPROVED A $40 BILLION EMERGENCY PACKAGE THAT EARMARKED $15 BILLION IN AID AND LOANS FOR THE AIRLINE INDUSTRY. FOLLOWING THIS INFLUX OF MONEY, AND WITH ADDITIONAL ECONOMIC STIMULUS PACKAGES HEADED TOWARD APPROVAL, MOST ANALYSTS AGREED THE EVENTS OF SEPTEMBER 11 WOULD HAVE A SIGNIFICANT IMPACT ON THE U.S. ECONOMY. HOWEVER, THE ANALYSTS POINTED OUT, THE ENACTMENT OF AN EMERGENCY FISCAL POLICY MIGHT HELP LESSEN THE ECONOMIC REPERCUSSIONS.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER CONFIDENCE, WHICH HAD WAVERED IN RECENT MONTHS, PLUMMETED AFTER THE TERRORIST ATTACKS. CONSUMERS WERE FURTHER SHAKEN BY ONGOING REPORTS OF MASS LAYOFFS AND LARGE-SCALE JOB-CUTS IN THE AIRLINE INDUSTRY. CONSUMER SPENDING, WHICH FUELS TWO-THIRDS OF U.S. ECONOMIC GROWTH, DROPPED DRAMATICALLY AS THE COUNTRY WATCHED THE EVENTS IN WASHINGTON D.C., NEW YORK AND PENNSYLVANIA.

UNEMPLOYMENT LEVELS WERE ON THE RISE THROUGHOUT THE REPORTING PERIOD. BY THE END OF SEPTEMBER 2001, THE UNEMPLOYMENT RATE WAS 4.9 PERCENT.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.50 PERCENT CUT ON SEPTEMBER 17--THE EIGHTH RATE-CUT TO OCCUR BETWEEN JANUARY 1 AND SEPTEMBER 30, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 3.0 PERCENT. (NOTE: ON OCTOBER 2, 2001, IN AN ATTEMPT TO BOLSTER THE WEAKENING ECONOMY, THE FED CUT INTEREST RATES BY AN ADDITIONAL 0.50 PERCENT. THIS WAS THE NINTH RATE-CUT SINCE JANUARY 1, 2001.)

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.6 PERCENT IN THE 12 MONTHS ENDED SEPTEMBER 30.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1999--September 30, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 99                                                                            5.70
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -0.40

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(September 30, 1999--September 30, 2001)
[LINE GRAPH]


                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of September 30, 2001)

                                       A SHARES        B SHARES   C SHARES
------------------------------------------------------------------------------
One-year total return based on
NAV(1)                                   10.97%          10.09%     10.09%
------------------------------------------------------------------------------
One-year total return(2)                  5.73%           6.09%      9.09%
------------------------------------------------------------------------------
Five-year average annual total
return(2)                                 5.73%           5.73%      5.99%
------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 6.17%           6.13%(3)    6.12%
------------------------------------------------------------------------------
Commencement date                      07/29/94        07/29/94   07/29/94
------------------------------------------------------------------------------
Distribution rate(4)                      4.67%           4.17%      4.17%
------------------------------------------------------------------------------
Taxable-equivalent distribution
rate(5)                                   8.23%           7.35%      7.35%
------------------------------------------------------------------------------
SEC Yield(6)                              4.32%           3.79%      3.79%
------------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund Distributions or the redemption of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/ reimbursements, the Fund's returns would have been lower.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. The returns above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the Fund's returns would have been lower.

(3) Reflects the conversion of Class B Shares into Class A Shares seven years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) Taxable-equivalent calculations reflect a combined federal and state income tax rate of 43.27% which takes into consideration the deductibility of individual state taxes paid.

(6) SEC yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended September 30, 2001. Had certain expenses of the Fund not been assumed by Van Kampen, the SEC yield would have been 3.74%, 3.18%, and 3.18% for Classes A, B and C Shares, respectively, and total returns would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit www.vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

PERFORMANCE OF A $10,000 INVESTMENT

(July 29, 1994--September 30, 2001)

 [INVESTMENT PERFORMANCE GRAPH]


                                                                                                  LEHMAN BROTHERS MUNICIPAL BOND
                                                                                                  INDEX IS AN UNMANAGED, BROAD-
                                                                                                  BASED STATISTICAL COMPOSITE OF
                                                               NEW YORK TAX FREE INCOME FUND*           MUNICIPAL BONDS.+
                                                               ------------------------------     ------------------------------
7/94                                                                       9527.00                          10000.00
                                                                           9422.00                           9887.49
12/94                                                                      9248.00                           9745.50
                                                                           9958.00                          10434.50
                                                                          10046.00                          10686.50
                                                                          10320.00                          10993.90
12/95                                                                     10850.00                          11447.30
                                                                          10624.00                          11309.20
                                                                          10735.00                          11395.90
                                                                          11077.00                          11658.30
12/96                                                                     11406.00                          11955.40
                                                                          11430.00                          11927.50
                                                                          11833.00                          12338.80
                                                                          12247.00                          12710.80
12/97                                                                     12654.00                          13055.50
                                                                          12852.00                          13205.80
                                                                          13090.00                          13406.20
                                                                          13554.00                          13818.60
12/98                                                                     13602.00                          13901.60
                                                                          13713.00                          14024.80
                                                                          13443.00                          13777.00
                                                                          13201.00                          13721.50
12/99                                                                     12937.00                          13614.30
                                                                          13292.00                          14013.30
                                                                          13470.00                          14225.40
                                                                          13849.00                          14569.10
12/00                                                                     14534.00                          15206.40
                                                                          14842.00                          15544.80
                                                                          14980.00                          15647.10
9/01                                                                      15368.00                          16085.80

This chart compares your fund's performance to that of the Lehman Brothers Municipal Bond Index over time.

This index is an unmanaged broad-based, statistical composite and its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (4.75% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The returns above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
* Wiesenberger(R)
(+) Lehman Brothers

                                                 PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of September 30, 2001
- AAA/Aaa............  39.3%   [PIE CHART]
- AA/Aa..............  32.4%
- A/A................  13.1%
- BBB/Baa............  10.6%
- BB/Ba..............   0.4%
- Non-Rated..........   4.2%
As of September 30, 2000
- AAA/Aaa............  37.7%   [PIE CHART]
- AA/Aa..............  19.2%
- A/A................  18.3%
- BBB/Baa............  15.0%
- BB/Ba..............   0.6%
- Non-Rated..........   9.2%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended September 30, 2001)
[BAR GRAPH]

                                                                               DIVIDEND
                                                                               --------
10/00                                                                           0.0610
11/00                                                                           0.0610
12/00                                                                           0.0610
1/01                                                                            0.0610
2/01                                                                            0.0610
3/01                                                                            0.0644
4/01                                                                            0.0644
5/01                                                                            0.0644
6/01                                                                            0.0644
7/01                                                                            0.0644
8/01                                                                            0.0644
9/01                                                                            0.0644

The dividend history represents dividends that were paid on the fund's Class A shares and is no guarantee of the fund's future dividends.

TOP FIVE HOLDINGS*

(as a percentage of long-term investments--September 30, 2001)

Nassau County, New York Interim Financial Authority Sales
Tax Secured Series                                           3.3%
---------------------------------------------------------------------
New York City Series E (5.50% coupon)                        3.3%
---------------------------------------------------------------------
New York City Transitional Financial Authority Revenue
Series B                                                     2.6%
---------------------------------------------------------------------
New York St Medical Care Facility Financial Agency Revenue
Mental Health                                                2.5%
---------------------------------------------------------------------
New York St Dorm Authority Revenue Mental Health Services
Facilities Improvement                                       2.5%
---------------------------------------------------------------------

Subject to change daily.

TOP FIVE SECTORS*

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                     SEPTEMBER 30, 2001                 SEPTEMBER 30, 2000
                                                                     ------------------                 ------------------
General Purpose                                                            29.70%                             14.80%
Higher Education                                                           19.20%                             32.30%
Other Care                                                                  9.00%                              9.40%
Transportation                                                              7.20%                             10.30%
Retail/Electric/Gas                                                         6.90%                              4.60%

* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy securities in the sectors shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed. Securities are classified by sectors that represent broad groupings of related industries.

                                                                         [PHOTO]

                                                               [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN
NEW YORK TAX FREE INCOME FUND ABOUT THE KEY EVENTS AND
ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE PAST 12 MONTHS. THE MANAGEMENT
TEAM INCLUDES DENNIS S. PIETRZAK AND TIMOTHY D. HANEY. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2001.

The investment teams that manage the Van Kampen funds extend their condolences to those touched by the tragic events of September 11, 2001. Please know that our thoughts are with all those who have been affected.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET ENVIRONMENT IN WHICH THE FUND OPERATED IN THE LAST 12 MONTHS, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   The market environment of the
past year has been dominated by the effects of the faltering U.S. economy. It seems hard to imagine that one year ago both investors and the Federal Reserve Board (the "Fed") were worried about inflation. Those worries disappeared when growth slowed drastically in the second half of 2000, with gross domestic product (GDP) falling by half in the third quarter, and then half again to an anemic 1 percent in the fourth quarter of 2000.

    The slowing economy had predictable effects, including widespread layoffs and deteriorating conditions for business investment. These circumstances proved harmful for credits that are closely tied to the economic cycle. Industrial bonds were especially hard hit.

    The severity and suddenness of the slowdown led the Fed to shift its attention rapidly from fighting inflation to avoiding recession. Acting between scheduled meetings, the Fed cut interest rates on January 3, 2001 by 50 basis points. This was only the first of eight cuts over the period ending September 30, 2001 for a total of 350 basis points or three and one-half percentage points.

    These interest rate cuts brought rates down across the yield curve, but were especially effective at the short end of the curve. This had the result of steepening the curve significantly as short- and intermediate-term paper rallied strongly.

    Uncertainty surrounding the slowing economy led many investors to seek out the relative stability of bonds. This preference for stability produced large cash inflows for all types of bond funds. While this money was initially put to work in higher-rated issues in consideration of the weakness in the economy, by April spreads in lower-grade credits also started to compress as more money flowed into the bond markets.

    The general decline in interest rates led municipalities to increase their issuance of debt to take advantage of lower financing costs. For the year ended September 30, 2001, overall issuance was up 34 percent from the year earlier. Slowing economic conditions also led investors to pay more attention to credit quality, with the result that issuance of insured paper was up 56 percent over the same period.

    While they occurred at the end of the period, the tragic events of September 11 had a large economic impact. Economic activity came to a standstill nationwide and across industries and the travel sector was especially hard hit. Employment, which had been weak to begin with, fell sharply as companies announced layoffs as part of a general move to cut costs to address a markedly weaker future.

    Against this ominous backdrop, the New York municipal market performed quite well. The primary driver of its performance was a highly favorable combination of supply and demand factors. On the supply front, the state government's inability to agree on a budget put a strict damper on supply. Demand, however, continued to be strong, especially among state residents who sought the double tax-free income of New York state bonds.

    In this environment, the fund generated a total return of 10.97 percent for the 12-month period ended September 30, 2001. The fund continued to provide shareholders with what we believe is an attractive level of income, as its monthly dividend of $0.0644 per Class A share translates to a distribution rate of 4.67 percent based on the fund's maximum offering price as of September 30, 2001. Performance information for the fund reflects Class A shares at net asset value including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding a maximum sales charge of 4.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Of course, past performance is no guarantee of future results. Performance of other share classes will vary. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Municipal Bond Index posted a total return of 10.40 percent for the same period. The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID THESE FACTORS EFFECT THE
    WAY YOU MANAGED THE PORTFOLIO?

A   Over the past few years, our
strategy has been to position the fund to benefit from continued strength in the New York economy and market. This ongoing strength has resulted in consistent upgrades of the state's credit, and so we have historically favored lower-rated (though still investment-grade) BBB credits to give the portfolio the dual benefits of enhanced yield and upgrade-related price performance.

    Over the past year, the strength of the economy has lifted most bonds' ratings above this range. As a result, our purchases have tended to be of higher quality bonds, especially in the new issue market. These purchases are reflected in the fund's increasing credit profile: AA rated bonds increased from 19.2 to
32.4 percent of long-term investments as of September 30, 2001. We also adjusted the fund's sector profile. The higher education sector performed particularly well, and we reduced our holdings there from 32.3 to 19.2 percent of long-term investments as they reached their performance targets. In their stead, we purchased general purpose bonds, which climbed from 14.8 to 29.7 percent of long-term investments as of the end of the reporting period.

Q   WHAT IS YOUR OUTLOOK FOR
    THE MUNICIPAL MARKET?

A   Generally speaking, our outlook
for the near future is cautiously optimistic. New York has always been one of the most active issuers in the market, and once the budget impasse is settled we expect this pattern to continue. We anticipate that the Fed will continue to lower interest rates, which we believe will have a positive impact on the bond market in general and on the short end of the curve in particular. (Note: On October 2, 2001, the Fed reduced the federal funds rate by a half a percentage point.) We also anticipate that investors may continue to look at bonds favorably as long as the equity markets continue to be challenging.

    The state is especially affected by the events of September 11, though how that will play out in the future remains unclear. The city's economy can be strongly affected by tourism, so continued weakness in that area would be a cause for concern. On the positive front, the rebuilding effort in downtown New York is likely to be beneficial to the local economy.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

September 30, 2001
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                    COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  97.0%
          NEW YORK  94.3%
$  330    Bethlehem, NY Indl Dev Agy Sr Hsg Rev Van
          Allen Proj Ser A.............................. 6.875%   06/01/39   $   308,055
   500    Islip, NY Cmnty Dev Agy Cmnty Dev Rev NY
          Institute of Technology Rfdg (Prerefunded @
          03/01/06)..................................... 7.500    03/01/26       597,990
 1,250    Long Island Pwr Auth, NY Elec Sys Rev Gen Ser
          A (AMBAC Insd)................................ 5.500    12/01/09     1,384,625
 1,750    Long Island Pwr Auth, NY Elec Sys Rev Gen Ser
          A (FSA Insd).................................. 5.000    09/01/27     1,721,947
 1,000    Long Island Pwr Auth, NY Elec Sys Rev Gen Ser
          A (FSA Insd).................................. 5.000    12/01/18     1,007,280
 1,645    Metropolitan Tran Auth NY Commuter Fac Rev
          Contract (a).................................. 5.500    07/01/14     1,764,427
   500    Monroe Cnty, NY Indl Dev Agy Rev Indl Dev
          Empire Sports Proj Ser A...................... 6.250    03/01/28       250,000
 1,155    Monroe Cnty, NY Indl Dev Agy Saint John Fisher
          College Proj (a).............................. 5.375    06/01/09     1,245,933
   275    Monroe Cnty, NY Indl Dev Agy Student Hsg
          Collegiate Ser A.............................. 4.800    04/01/08       270,105
   345    Monroe Cnty, NY Indl Dev Agy Student Hsg
          Collegiate Ser A.............................. 5.150    04/01/12       336,127
 1,240    Monroe Cnty, NY Indl Dev Agy Student Hsg
          Collegiate Ser A.............................. 5.250    04/01/19     1,187,288
 1,500    Municipal Assist Corp for New York City Ser
          O............................................. 5.250    07/01/08     1,624,290
 2,510    Nassau Cnty, NY Interim Fin Auth Sales Tax
          Secd Ser A.................................... 5.750    11/15/13     2,781,306
 1,000    Nassau Cnty, NY Interim Fin Auth Sales Tax
          Secd Ser A1 (AMBAC Insd)...................... 5.375    11/15/16     1,057,570
 1,000    Nassau Cnty, NY Ser F......................... 7.000    03/01/03     1,053,950
 1,000    New York City Indl Dev Agy Brooklyn Navy
          Yard.......................................... 5.650    10/01/28       989,070
   490    New York City Indl Dev Agy Civic Fac Rev Cmnty
          Res Developmentally Disabled.................. 7.500    08/01/26       503,793
   500    New York City Indl Dev Agy Civic Fac Rev
          College of New Rochelle Proj.................. 5.750    09/01/17       523,435

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                    COUPON   MATURITY      VALUE
          NEW YORK (CONTINUED)
$  350    New York City Indl Dev Agy Civic Fac Rev Touro
          College Proj Ser A............................ 6.350%   06/01/29   $   321,699
   500    New York City Indl Dev Agy Civic Fac Rev YMCA
          Greater NY Proj............................... 6.000    08/01/07       544,945
 1,015    New York City Indl Dev Agy Fac Rev Royal
          Charter-NY Presbyterian (FSA Insd) (b)........ 5.250    12/15/11     1,110,207
 1,405    New York City Indl Dev Agy Fac Rev Royal
          Charter-NY Presbyterian (FSA Insd) (b)........ 5.375    12/15/16     1,498,292
 1,250    New York City Indl Dev Agy Spl Arpt Fac Rev
          Airl JFK I LLC Proj A......................... 5.500    07/01/28     1,139,312
   375    New York City Indl Dev Agy Spl Fac Rev
          Terminal One Group Assn Proj.................. 5.700    01/01/04       387,300
   500    New York City Muni Wtr Fin Auth Wtr & Swr Sys
          Rev Ser B (AMBAC Insd)........................ 5.375    06/15/19       507,850
   500    New York City Muni Wtr Fin Ser B.............. 6.000    06/15/33       578,270
   825    New York City Muni Wtr Fin Ser B (Prerefunded
          @ 06/15/10)................................... 6.000    06/15/33       967,478
 1,000    New York City Ser A Rfdg...................... 5.250    03/15/14     1,062,460
 1,000    New York City Ser B (MBIA Insd)............... 5.875    08/01/15     1,112,650
   500    New York City Ser B........................... 5.700    08/15/07       548,995
 2,500    New York City Ser E........................... 5.500    08/01/10     2,733,000
 1,500    New York City Ser G........................... 5.250    08/01/16     1,542,705
 1,020    New York City Ser H........................... 5.750    03/15/13     1,126,967
   500    New York City Ser H (Prerefunded @ 02/01/02)
          (FSA Insd).................................... 7.000    02/01/21       515,910
 1,250    New York City Ser K........................... 5.625    08/01/13     1,352,088
 2,000    New York City Transitional Fin Auth Rev Ser
          B............................................. 5.500    02/01/15     2,156,080
 1,750    New York City Transitional Fin Auth Rev Ser B
          (FGIC Insd)................................... 4.750    11/01/23     1,661,520
   510    New York St Dorm Auth Lease Rev Insd St
          Judicial Inst At Pace (AMBAC Insd)............ 5.500    07/01/09       563,606
   600    New York St Dorm Auth Lease Rev Insd St
          Judicial Inst At Pace (AMBAC Insd)............ 5.500    07/01/10       665,208
 1,000    New York St Dorm Auth Rev City Univ Cons Third
          Ser 1 (FGIC Insd)............................. 5.250    07/01/25     1,013,580
 1,230    New York St Dorm Auth Rev City Univ Ser D Rfdg
          (FSA Insd).................................... 5.750    07/01/12     1,385,509
   750    New York St Dorm Auth Rev City Univ Sys Cons
          Ser A......................................... 5.625    07/01/16       832,073
 1,000    New York St Dorm Auth Rev City Univ Sys Cons
          Ser B......................................... 6.000    07/01/14     1,150,100

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                    COUPON   MATURITY      VALUE
          NEW YORK (CONTINUED)
$  600    New York St Dorm Auth Rev City Univ Sys Third
          Gen Res 2 Rfdg................................ 6.000%   07/01/05   $   658,680
 1,055    New York St Dorm Auth Rev Insd NY St Rehab
          Assn Ser A (AMBAC Insd)....................... 5.500    07/01/13     1,169,330
 1,040    New York St Dorm Auth Rev Insd NY St Rehab
          Assn Ser A (AMBAC Insd)....................... 5.500    07/01/15     1,132,591
 1,875    New York St Dorm Auth Rev Mental Hlth Svc Fac
          Impt Ser D (FSA Insd)......................... 5.500    08/15/08     2,065,725
 1,200    New York St Dorm Auth Rev Miriam Osborn Mem
          Home Ser B (ACA Insd)......................... 6.375    07/01/29     1,319,184
   750    New York St Dorm Auth Rev Nursing Home Menorah
          Campus (FHA Gtd).............................. 5.950    02/01/17       812,340
 1,000    New York St Dorm Auth Rev Second Hosp
          Interfaith Med Cent Ser D (FSA Insd).......... 5.750    02/15/08     1,100,300
   500    New York St Dorm Auth Rev St Univ Edl Fac..... 5.750    05/15/10       542,535
 1,000    New York St Dorm Auth Rev St Univ Edl Fac 1989
          Res (MBIA Insd)............................... 6.000    05/15/15     1,131,840
   750    New York St Dorm Auth Rev St Univ Edl Fac Ser
          A (MBIA Insd)................................. 4.750    05/15/25       709,710
 1,665    New York St Dorm Auth Rev St Univ Edl Fac Ser
          B (FSA Insd).................................. 5.250    05/15/13     1,817,264
   500    New York St Energy Resh & Dev Auth Gas Fac Rev
          Brooklyn Union Gas Ser B (Inverse Fltg) (c)... 10.892   07/01/26       614,375
   500    New York St Environmental Fac Corp Pollutn Ctl
          Rev St Wtr Revolving Fd Ser D................. 6.850    11/15/11       567,005
   490    New York St Hsg Fin Agy Rev Insd Multi-Family
          Mtg Ser B (AMBAC Insd)........................ 6.250    08/15/14       520,419
 1,350    New York St Loc Govt Assist Ser E Rfdg........ 6.000    04/01/14     1,562,436
 2,000    New York St Med Care Fac Fin Agy Rev Mental
          Hlth Ser F Rfdg (FGIC Insd)................... 5.375    02/15/14     2,094,200
   500    New York St Med Care Fac Fin Agy Rev NY Hosp
          Mtg Ser A (Prerefunded @ 02/15/05) (AMBAC
          Insd)......................................... 6.200    08/15/05       563,990
 1,500    New York St Med Care Fac Fin Hosp & Nursing
          Home Ser D Agy Rev (FHA Gtd).................. 6.200    02/15/28     1,592,010
   500    New York St Mtg Agy Rev Homeowner Mtg Ser
          30B........................................... 6.650    10/01/25       510,515
   709    New York St Mtg Agy Rev Homeowner Mtg Ser
          58............................................ 6.400    04/01/27       754,078
 1,000    New York St Mtg Agy Rev Homeowner Mtg Ser
          71............................................ 5.400    04/01/29     1,011,320

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                    COUPON   MATURITY      VALUE
          NEW YORK (CONTINUED)
$2,000    New York St Mtg Agy Rev Homeowner Mtg Ser
          82............................................ 5.650%   04/01/30   $ 2,051,480
 1,000    New York St Mtg Agy Rev Homeowner Mtg Ser
          90............................................ 6.350    10/01/30     1,084,210
 1,000    New York St Ser A Rfdg........................ 5.250    03/15/15     1,053,060
 1,750    New York St Twy Auth Gen Rev Ser E Rfdg....... 4.750    01/01/19     1,702,645
 1,000    New York St Twy Auth Svc Contract Rev Loc Hwy
          & Bldg (AMBAC Insd)........................... 5.500    04/01/11     1,106,400
   290    New York St Twy Auth Svc Contract Rev Loc Hwy
          & Bldg........................................ 5.750    04/01/09       315,735
 1,000    New York St Twy Auth Svc Contract Rev Loc Hwy
          & Brdg........................................ 6.000    04/01/07     1,116,570
   500    New York St Urban Dev Corp Rev Correctional
          Cap Fac Ser A Rfdg............................ 5.500    01/01/14       551,395
   420    Niagara Falls, NY Pub Impt (MBIA Insd)........ 6.900    03/01/20       466,729
   325    Oneida Cnty, NY Indl Dev Agy Civic Fac Saint
          Elizabeth Med Ser A........................... 5.875    12/01/29       273,306
   300    Port Auth NY & NJ Spl Oblig................... 7.000    10/01/07       317,886
   555    Rockland Cnty, NY Indl Dev Agy Civic Fac Rev
          Dominican College Proj, 144A-Private Placement
          (d)........................................... 6.250    05/01/28       519,907
   250    Suffolk Cnty, NY Indl Dev Agy Indl Dev Rev
          Spellman High Voltage Fac Ser A............... 6.375    12/01/17       236,390
   125    Syracuse, NY Hsg Auth Rev Sub Proj Loretto
          Rest Ser B.................................... 7.500    08/01/10       126,601
   250    Syracuse, NY Indl Dev Agy Rev First Mtg Jewish
          Home Ser A.................................... 7.375    03/01/21       253,348
   300    Ulster Cnty, NY Indl Dev Agy Civic Fac Rev
          Benedictine Hosp Proj Ser A................... 6.250    06/01/08       289,410
 1,000    Upper Mohawk Vly Regl Wtr Fin Auth NY Wtr Sys
          Rev (AMBAC Insd).............................. 5.750    04/01/20     1,073,820
   500    Utica, NY Indl Dev Agy Civic Fac Rev Utica
          College Proj Ser A............................ 5.750    08/01/28       491,565
   500    Yonkers, NY Indl Dev Agy Civic Fac Rev Cmnty
          Dev Pptys Yonkers Inc Ser A................... 6.625    02/01/26       532,795
                                                                             -----------
                                                                              80,898,094
                                                                             -----------
          GUAM  0.6%
   500    Guam Arpt Auth Rev Ser B...................... 6.700    10/01/23       515,345
                                                                             -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

September 30, 2001

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                    COUPON   MATURITY      VALUE
          U. S. VIRGIN ISLANDS  2.1%
$1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpts
          Taxes Ln Nt Ser A............................. 6.375%   10/01/19   $ 1,077,030
   650    Virgin Islands Pub Fin Auth Rev Sr Lien Fd Ln
          Nt Ser C...................................... 5.500    10/01/07       697,132
                                                                             -----------
                                                                               1,774,162
                                                                             -----------
TOTAL LONG-TERM INVESTMENTS  97.0%
  (Cost $79,272,158)......................................................    83,187,601

SHORT-TERM INVESTMENTS  4.4%
  (Cost $3,800,000).......................................................     3,800,000
                                                                             -----------

TOTAL INVESTMENTS  101.4%
  (Cost $83,072,158)......................................................    86,987,601

LIABILITIES IN EXCESS OF OTHER ASSETS  (1.4%).............................    (1,206,902)
                                                                             -----------

NET ASSETS  100.0%........................................................   $85,780,699
                                                                             ===========

(a) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(b) Securities purchased on a when-issued or delayed delivery basis.

(c) An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

(d) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
FGIC--Financial Guaranty Insurance Co.
FHA--Federal Housing Administration
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
September 30, 2001

ASSETS:
Total Investments (Cost $83,072,158)........................    $86,987,601
Cash........................................................         75,421
Receivables:
  Interest..................................................      1,203,318
  Fund Shares Sold..........................................        442,678
  Investments Sold..........................................         11,000
Other.......................................................         49,677
                                                                -----------
    Total Assets............................................     88,769,695
                                                                -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................      2,570,445
  Income Distributions......................................         88,040
  Fund Shares Repurchased...................................         80,994
  Distributor and Affiliates................................         71,997
Accrued Expenses............................................        110,949
Trustees' Deferred Compensation and Retirement Plans........         66,571
                                                                -----------
    Total Liabilities.......................................      2,988,996
                                                                -----------
NET ASSETS..................................................    $85,780,699
                                                                ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $84,089,773
Net Unrealized Appreciation.................................      3,915,443
Accumulated Undistributed Net Investment Income.............         26,550
Accumulated Net Realized Loss...............................     (2,251,067)
                                                                -----------
NET ASSETS..................................................    $85,780,699
                                                                ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $43,450,598 and 2,756,882 shares of
    beneficial interest issued and outstanding).............    $     15.76
    Maximum sales charge (4.75%* of offering price).........            .79
                                                                -----------
    Maximum offering price to public........................    $     16.55
                                                                ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $35,000,479 and 2,223,160 shares of
    beneficial interest issued and outstanding).............    $     15.74
                                                                ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $7,329,622 and 465,347 shares of
    beneficial interest issued and outstanding).............    $     15.75
                                                                ===========

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended September 30, 2001

INVESTMENT INCOME:
Interest....................................................    $3,926,272
                                                                ----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $82,035, $318,790 and $61,050,
  respectively).............................................       461,875
Investment Advisory Fee.....................................       450,061
Accounting..................................................        55,382
Shareholder Reports.........................................        42,741
Shareholder Services........................................        41,450
Legal.......................................................        28,007
Custody.....................................................         8,768
Trustees' Fees and Related Expenses.........................         5,737
Other.......................................................        45,136
                                                                ----------
    Total Expenses..........................................     1,139,157
    Investment Advisory Fee Reduction.......................       450,061
    Less Credits Earned on Cash Balances....................         2,657
                                                                ----------
    Net Expenses............................................       686,439
                                                                ----------
NET INVESTMENT INCOME.......................................    $3,239,833
                                                                ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $  502,874
                                                                ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................       509,380
  End of the Period.........................................     3,915,443
                                                                ----------
Net Unrealized Appreciation During the Period...............     3,406,063
                                                                ----------
NET REALIZED AND UNREALIZED GAIN............................    $3,908,937
                                                                ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $7,148,770
                                                                ==========

See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended September 30, 2001 and 2000

                                                    YEAR ENDED            YEAR ENDED
                                                SEPTEMBER 30, 2001    SEPTEMBER 30, 2000
                                                ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..........................    $  3,239,833          $  3,078,496
Net Realized Gain/Loss.........................         502,874            (2,637,664)
Net Unrealized Appreciation During the
  Period.......................................       3,406,063             2,221,012
                                                   ------------          ------------
Change in Net Assets from Operations...........       7,148,770             2,661,844
                                                   ------------          ------------
Distributions from Net Investment Income:
  Class A Shares...............................      (1,769,049)           (1,546,701)
  Class B Shares...............................      (1,356,936)           (1,154,454)
  Class C Shares...............................        (252,913)             (205,970)
                                                   ------------          ------------
Total Distributions............................      (3,378,898)           (2,907,125)
                                                   ------------          ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................       3,769,872              (245,281)
                                                   ------------          ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......................      31,138,250            14,105,208
Net Asset Value of Shares Issued Through
  Dividend Reinvestment........................       2,352,039             1,952,433
Cost of Shares Repurchased.....................     (13,901,529)          (23,345,078)
                                                   ------------          ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.................................      19,588,760            (7,287,437)
                                                   ------------          ------------
TOTAL INCREASE/DECREASE IN NET ASSETS..........      23,358,632            (7,532,718)
NET ASSETS:
Beginning of the Period........................      62,422,067            69,954,785
                                                   ------------          ------------
End of the Period (Including accumulated
  undistributed net investment income of
  $26,550 and $165,615, respectively)..........    $ 85,780,699          $ 62,422,067
                                                   ============          ============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                              NINE
                                                             MONTHS       YEAR ENDED
                                 YEAR ENDED SEPTEMBER 30,     ENDED      DECEMBER 31,
CLASS A SHARES                   ------------------------   SEPT. 30,   ---------------
                                  2001     2000     1999      1998       1997     1996
                                 ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD...................  $14.91   $14.94   $16.22    $15.73     $14.99   $15.05
                                 ------   ------   ------    ------     ------   ------
  Net Investment Income........     .73      .77      .79       .60        .79      .82
  Net Realized and Unrealized
    Gain/Loss..................     .88     (.07)   (1.19)      .51        .79     (.08)
                                 ------   ------   ------    ------     ------   ------
Total from Investment
  Operations...................    1.61      .70     (.40)     1.11       1.58      .74
                                 ------   ------   ------    ------     ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.....................     .76      .73      .79       .60        .80      .80
  Distributions from Net
    Realized Gain..............     -0-      -0-      .09       .02        .04      -0-
                                 ------   ------   ------    ------     ------   ------
Total Distributions............     .76      .73      .88       .62        .84      .80
                                 ------   ------   ------    ------     ------   ------
NET ASSET VALUE, END OF THE
  PERIOD.......................  $15.76   $14.91   $14.94    $16.22     $15.73   $14.99
                                 ======   ======   ======    ======     ======   ======

Total Return* (a)..............  10.97%    4.91%   -2.61%     7.11%**   10.92%    5.14%
Net Assets at End of the Period
  (In millions)................  $ 43.5   $ 29.0   $ 36.6    $ 25.0     $ 18.0   $  7.7
Ratio of Expenses to Average
  Net Assets*..................    .53%     .61%     .33%      .39%       .64%     .31%
Ratio of Net Investment Income
  to Average Net Assets*.......   4.74%    5.26%    5.03%     5.01%      5.16%    5.56%
Portfolio Turnover.............     30%      58%      67%       53%**      60%     126%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets...................   1.13%    1.32%    1.23%     1.43%      1.47%    1.82%
Ratio of Net Investment Income
  to Average Net Assets........   4.14%    4.56%    4.13%     3.97%      4.33%    4.04%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                              NINE
                                                             MONTHS       YEAR ENDED
                                 YEAR ENDED SEPTEMBER 30,     ENDED      DECEMBER 31,
CLASS B SHARES                   ------------------------   SEPT. 30,   ---------------
                                  2001     2000     1999      1998       1997     1996
                                 ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD...................  $14.90   $14.92   $16.21    $15.73     $14.99   $15.05
                                 ------   ------   ------    ------     ------   ------
  Net Investment Income........     .62      .66      .68       .51        .69      .70
  Net Realized and Unrealized
    Gain/Loss..................     .86     (.06)   (1.20)      .51        .78     (.07)
                                 ------   ------   ------    ------     ------   ------
Total from Investment
  Operations...................    1.48      .60     (.52)     1.02       1.47      .63
                                 ------   ------   ------    ------     ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.....................     .64      .62      .68       .52        .69      .69
  Distributions from Net
    Realized Gain..............     -0-      -0-      .09       .02        .04      -0-
                                 ------   ------   ------    ------     ------   ------
Total Distributions............     .64      .62      .77       .54        .73      .69
                                 ------   ------   ------    ------     ------   ------
NET ASSET VALUE, END OF THE
  PERIOD.......................  $15.74   $14.90   $14.92    $16.21     $15.73   $14.99
                                 ======   ======   ======    ======     ======   ======

Total Return* (a)..............  10.09%    4.17%   -3.34%     6.58%**   10.07%    4.37%
Net Assets at End of the Period
  (In millions)................  $ 35.0   $ 28.8   $ 28.2    $ 19.0     $ 13.1   $ 10.1
Ratio of Expenses to Average
  Net Assets*..................   1.28%    1.36%    1.08%     1.14%      1.36%    1.07%
Ratio of Net Investment Income
  to Average Net Assets*.......   3.99%    4.51%    4.27%     4.26%      4.49%    4.79%
Portfolio Turnover.............     30%      58%      67%       53%**      60%     126%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets...................   1.88%    2.07%    1.98%     2.19%      2.18%    2.60%
Ratio of Net Investment Income
  to Average Net Assets........   3.39%    3.81%    3.37%     3.21%      3.67%    3.26%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                              NINE
                                                             MONTHS       YEAR ENDED
                                 YEAR ENDED SEPTEMBER 30,     ENDED      DECEMBER 31,
CLASS C SHARES                   ------------------------   SEPT. 30,   ---------------
                                  2001     2000     1999      1998       1997     1996
                                 ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD...................  $14.91   $14.92   $16.20    $15.73     $14.99   $15.04
                                 ------   ------   ------    ------     ------   ------
  Net Investment Income........     .60      .68      .68       .51        .68      .70
  Net Realized and Unrealized
    Gain/Loss..................     .88     (.07)   (1.19)      .50        .79     (.06)
                                 ------   ------   ------    ------     ------   ------
Total from Investment
  Operations...................    1.48      .61     (.51)     1.01       1.47      .64
                                 ------   ------   ------    ------     ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.....................     .64      .62      .68       .52        .69      .69
  Distributions from Net
    Realized Gain..............     -0-      -0-      .09       .02        .04      -0-
                                 ------   ------   ------    ------     ------   ------
Total Distributions............     .64      .62      .77       .54        .73      .69
                                 ------   ------   ------    ------     ------   ------
NET ASSET VALUE, END OF THE
  PERIOD.......................  $15.75   $14.91   $14.92    $16.20     $15.73   $14.99
                                 ======   ======   ======    ======     ======   ======

Total Return* (a)..............  10.09%    4.24%   -3.28%     6.51%**   10.07%    4.44%
Net Assets at End of the Period
  (In millions)................  $  7.3   $  4.6   $  5.1    $  3.1     $  1.0   $   .4
Ratio of Expenses to Average
  Net Assets*..................   1.30%    1.36%    1.08%     1.14%      1.41%    1.08%
Ratio of Net Investment Income
  to Average Net Assets*.......   3.97%    4.52%    4.28%     4.22%      4.37%    4.78%
Portfolio Turnover.............     30%      58%      67%       53%**      60%     126%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets...................   1.90%    2.07%    1.98%     2.18%      2.23%    2.61%
Ratio of Net Investment Income
  to Average Net Assets........   3.37%    3.81%    3.38%     3.17%      3.55%    3.25%

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen New York Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in a portfolio of New York municipal securities that are rated investment grade at the time of purchase. The Fund commenced investment operations on July 29, 1994, with three classes of common shares, Class A, Class B and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a separate account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

    In November, 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not accrete market discount on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of September 30, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $36,388.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $2,193,480 which expires between September 30, 2008 and 2009. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses related to wash sale transactions.

    At September 30, 2001, for federal income tax purposes, cost of long- and short-term investments is $83,129,745; the aggregate gross unrealized appreciation is $4,397,199 and the aggregate gross unrealized depreciation is $539,343, resulting in net unrealized appreciation on long- and short-term investments of $3,857,856.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

F. EXPENSE REDUCTIONS During the year ended September 30, 2001, the Fund's custody fee was reduced by $2,657 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser"), will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     0.60%
Over $500 million...........................................     0.50%

    For the year ended September 30, 2001, the Adviser voluntarily waived $450,061 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended September 30, 2001, the Fund recognized expenses of approximately $4,900, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended September 30, 2001, the Fund recognized expenses of approximately $46,400 representing Van Kampen Investments or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Accounting" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended September 30, 2001, the Fund recognized expenses of approximately $29,400. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

trustees. Investments in such funds of $46,349 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2001. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At September 30, 2001, capital aggregated $43,026,443, $33,746,308 and $7,317,022 for Classes A, B and C, respectively. For the year ended September 30, 2001, transactions were as follows:

                                                            SHARES         VALUE
Sales:
  Class A................................................  1,096,699    $ 17,109,890
  Class B................................................    680,740      10,548,185
  Class C................................................    223,702       3,480,175
                                                           ---------    ------------
Total Sales..............................................  2,001,141    $ 31,138,250
                                                           =========    ============
Dividend Reinvestment:
  Class A................................................     83,518    $  1,296,275
  Class B................................................     56,484         875,193
  Class C................................................     11,636         180,571
                                                           ---------    ------------
Total Dividend Reinvestment..............................    151,638    $  2,352,039
                                                           =========    ============
Repurchases:
  Class A................................................   (365,557)   $ (5,677,652)
  Class B................................................   (450,902)     (6,995,049)
  Class C................................................    (78,978)     (1,228,828)
                                                           ---------    ------------
Total Repurchases........................................   (895,437)   $(13,901,529)
                                                           =========    ============

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

    At September 30, 2000, capital aggregated $30,297,930, $29,317,979 and $4,885,104 for Classes A, B and C, respectively. For the year ended September 30, 2000, transactions were as follows:

                                                            SHARES         VALUE
Sales:
  Class A...............................................     441,969    $  6,454,775
  Class B...............................................     463,481       6,776,777
  Class C...............................................      59,464         873,656
                                                          ----------    ------------
Total Sales.............................................     964,914    $ 14,105,208
                                                          ==========    ============
Dividend Reinvestment:
  Class A...............................................      76,519    $  1,118,570
  Class B...............................................      47,021         687,193
  Class C...............................................      10,041         146,670
                                                          ----------    ------------
Total Dividend Reinvestment.............................     133,581    $  1,952,433
                                                          ==========    ============
Repurchases:
  Class A...............................................  (1,026,835)   $(15,010,842)
  Class B...............................................    (465,344)     (6,811,266)
  Class C...............................................    (104,564)     (1,522,970)
                                                          ----------    ------------
Total Repurchases.......................................  (1,596,743)   $(23,345,078)
                                                          ==========    ============

    Class B shares purchased on or after June 1, 1996 and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares seven years after the end of the calendar month in which the shares were purchased. For the years ended September 30, 2001 and 2000, 119,240 and 13,791 Class B shares automatically converted to Class A shares, respectively, and are shown in the above tables as sales of Class A shares and repurchases of Class B shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan C shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which the shares are purchased. Class C shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended September 30, 2001 and 2000, no Class C shares converted to Class A shares. Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and Class C Shares will be imposed on most

NOTES TO
FINANCIAL STATEMENTS

September 30, 2001

redemptions made within six years of the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the year ended September 30, 2001, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $64,200 and CDSC on redeemed shares of approximately $105,700. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $40,376,077 and $21,591,541, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended September 30, 2001, are payments retained by Van Kampen of approximately $266,500 and payments made to Morgan Stanley DW, Inc., an affiliate of the Adviser, of approximately $12,900.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of
Trustees of Van Kampen New York Tax Free Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Van Kampen New York Tax Free Income Fund (the "Fund"), as of September 30, 2001, and the related statements of operations for the year then ended, and the statement of changes in net assets and financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the indicated years in the period ended September 30, 1999 were audited by other auditors whose report dated November 11, 1999 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at September 30, 2001, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
November 8, 2001

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN NEW YORK TAX FREE INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL
SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the fund during its taxable year ended September 30, 2001. The fund designated 99.2% of the income distributions as a tax-exempt income distribution. In January 2001, the Fund provided tax information to shareholders for the 2000 calendar year.

 * "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
235, 325, 425                                                  Member NASD/SIPC.
NYTF ANR 11/01                                                  4522K01-AP-11/01